MAXIM SERIES FUND, INC.
                             8515 EAST ORCHARD ROAD
                        GREENWOOD VILLAGE, COLORADO 80111

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.

A synchronized global economic slowdown was the theme of 2001. The U.S. economy is currently in recession, as are economies around the world including Japan, Germany, Mexico, Malaysia, Singapore, and Taiwan. Argentina is in the midst of a financial crisis. Policy makers, both domestically and internationally, cut short rates through 2001 as growth slowed or contracted. In the U.S., the Federal Reserve Board cut short rates eleven times over the course of the year - from 6.50% to the current rate of 1.75%.

A very moderate upturn in U.S. economic growth is expected in the second half of 2002; foreign economies are expected to lag a U.S. economic turnaround by at least one quarter. Ultimately, very aggressive monetary and fiscal policy will provide support for the economy.

Domestically, the economy slowed from a real growth rate of 4.1% in 2000, to an expected real growth rate of 0.0% - 1.0% in 2001. Inventories were a significant drag on growth. Capital spending declined sharply, consumer spending was softer and the savings rate increased. Industrial production, both tech and ex-tech, was down significantly and manufacturing capacity utilization is currently below 75%. After suffering their worst decline since the 1930s, an upturn in corporate profits is anticipated in 2002 with a concurrent decline in default risk and continued improvement in corporate balance sheets. Growth expectations range from 2.0% - 3.0%.

The September 11, 2001 terrorist attacks precipitated a flight to quality into the U.S. Treasury market and a further slowing of the economy. Already fragile consumer confidence, business and investor confidence, dropped sharply and spending contracted in September. More recently however, confidence has stabilized and spending has resumed, though at a slower rate of growth. Manufacturing is showing incipient signs of recovery for the first time in over a year, and the service sector rebounded in November after its worst month on record in October. Inflation continues to ease at the producer and consumer levels, and wage growth is likely to slow significantly in 2002. The recovery will be an inventory led recovery.

The equity markets put in a bottom in September, though were still down for the year. Interest rates across the curve established lows in early November and have been trading in a range since then. It is likely that yields will decline again as inflation slows further in the first part of the recovery, and then resume their upward bias.

While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs. These principles include determining one's investment objectives and tolerance for risk, adjusting for one's investment time frame, diversifying and developing an overall strategy and sticking to it.

GW Capital Management, LLC is the investment adviser for Maxim Series Fund, with the following sub-advisers providing services on certain portfolios: Ariel Capital Management, Inc., Founders Asset Management,LLC. INVESCO Funds Group, Inc., INVESCO Global Asset Management (N.A.), Inc., Loomis, Sayles & Company,
L.P., Pareto Partners, Templeton Investment Counsel, Inc. and T. Rowe Price Associates, Inc.

Maxim Series Fund offers a wide variety of investment options. Following is a review of those Portfolios, for the period ending December 31, 2001.

This report and the financial statements contained herein are submitted for the general information of shareholders of Maxim Series Fund, Inc. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information, including fees and expenses, please contact your registered representative to obtain a prospectus. Read it carefully before investing.

                      Maxim Ariel Small-Cap Value Portfolio

For the twelve months ending December, the Portfolio's gain significantly outpaced the gain of the Russell 2000 Index as well as the gain of the Russell 2000 Value Index. After a string of remarkable events--as Alan Abelson of Barron's describes--"the Attack, war, anthrax, recession, profits implosion, a vast and gathering pile of pink slips, the Fed taking its [rate] cuts, and then Enron . . ." we were amazed to witness such a strong bull market rally during the fourth quarter. In our view, even with the steep September drop, the broad market was never really "cheap" by historical standards. As the pithy Abelson summed, ". . . [a] torrid stock market rebound . . . built pretty much on vapor
.. . . [with] the techs . . . flying without wings." This perspective leads us to conclude that despite the recent strength, the market remains vulnerable, particularly if investors continue to bid select areas back up to unrealistic levels that cannot be supported by the economic climate or company specific fundamentals. Moreover, despite the prevailing view that the economy will pick up in 2002, we believe stocks could still be held back by declining earnings multiples resulting from higher interest rates and rising inflation. This economic outlook notwithstanding, we remain convinced that a disciplined value strategy will continue to help insulate investors from whatever near-term threats may loom.



Line graph:
                  Maxim Ariel Small-Cap Value        Russell 2000 Index
                           10,000.00                          10,000.00
1993                       10,342.00                          10,236.72
1994                       10,054.49                          10,086.24
1995                       11,613.94                          12,954.77
1996                       13,697.49                          15,097.19
1997                       17,513.61                          18,453.49
1998                       18,963.73                          18,040.57
1999                       17,863.84                          21,876.00
2000                       22,624.55                          21,215.34
2001                       26,167.55                          21,743.61

Portfolio inception:  12/01/93
Past performance is not predictive of future results.

Maxim Ariel Small-Cap Value
Total Return
One Year          15.66%
Five Years                 13.82%
Since Inception   12.65%

                       Maxim Ariel MidCap Value Portfolio

For the twelve months ending December, the Portfolio's gain significantly outpaced the decline of the Russell Mid Cap Index as well as the gain of the Russell Mid Cap Value Index. After a string of remarkable events--as Alan Abelson of Barron's describes--"the Attack, war, anthrax, recession, profits implosion, a vast and gathering pile of pink slips, the Fed taking its [rate] cuts, and then Enron . . ." we were amazed to witness such a strong bull market rally during the fourth quarter. In our view, even with the steep September drop, the broad market was never really "cheap" by historical standards. As the pithy Abelson summed, ". . . [a] torrid stock market rebound . . . built pretty much on vapor . . . [with] the techs . . . flying without wings." This perspective leads us to conclude that despite the recent strength, the market remains vulnerable, particularly if investors continue to bid select areas back up to unrealistic levels that cannot be supported by the economic climate or company specific fundamentals. Moreover, despite the prevailing view that the economy will pick up in 2002, we believe stocks could still be held back by declining earnings multiples resulting from higher interest rates and rising inflation. This economic outlook notwithstanding, we remain convinced that a disciplined value strategy will continue to help insulate investors from whatever near-term threats may loom.

Line graph:

                     Maxim Ariel MidCap              Russell MidCap
                     Value Portfolio                 Index
                     10,000.00                       10,000.00
1994                 11,086.00                       9,562.59
1995                 14,023.79                       12,857.86
1996                 14,859.61                       15,300.85
1997                 16,783.93                       19,739.63
1998                 22,451.86                       21,731.36
1999                 22,510.23                       25,692.98
2000                 26,717.40                       27,812.65
2001                 31,579.96                       26,249.58

Portfolio Inception:  01/01/94
Past performance is not predictive of future results.

Maxim Ariel MidCap Value Portfolio
Total Return
One Year          18.20%
Five Years                 16.26%
Since Inception   15.45%

                              Maxim Bond Portfolio

Bonds of most types performed well in 2001and surpassed equity returns for a second straight year. However, volatility was high during the year and bad news struck often. Several well-known corporations sought bankruptcy protection as liquidity dried up and earnings plunged. The yield curve was inverted to start the year, correctly anticipating the recession that began in 2001. The Federal Reserve did not sit idly by, it cut short term interest rates by 475 basis points during 2001. The bond market sensed that the long bull market would end in November and bonds began to give up gains toward the end of the year. The Portfolio had exposure to certain weaker performing corporate securities that resulted in sub-par performance. With the strong stimulus forces unleashed on the economy in the past year, 2002 should see improved growth and perhaps a more difficult environment for bonds.


Line graph:


                     Maxim Bond Portfolio            Lehman Aggregate        Lehman
Intermediate
                                                     Bond  Index             Govt/Credit
Index
                     10,000.00                       10,000.00               10,000.00
1992                 10,624.00                       10,740.20               10,717.00
1993                 11,533.41                       11,787.26               11,659.02
1994                 11,261.23                       11,443.55               11,434.01
1995                 12,974.06                       13,557.63               13,186.84
1996                 13,526.75                       14,049.90               13,720.91
1997                 14,483.09                       15,406.28               14,800.74
1998                 15,446.22                       16,744.47               16,049.92
1999                 15,404.52                       16,607.17               16,112.52
2000                 16,567.56                       18,538.58               17,743.10
2001                 17,742.20                       20,103.24               19,332.89

Portfolio Inception:  02/25/82
Past performance is not predictive of future results.

Maxim Bond Portfolio
Total Return
One Year          7.09%
Five Years                 5.58%
Ten Years                  5.90%

                           Maxim Bond Index Portfolio

Portfolio managers experienced unprecedented volatility during 2001. Major events included California's utility crisis, Argentina's woes, Enron's implosion and the most significant shock, September 11. The Fed maintained its easing bias throughout the year. From January through August 2001, a substantial credit product rally occurred, liquidity surged and the treasury curve dramatically steepened.

September 11 brought carnage to the markets in an already weakened economy. Credit spreads widened substantially and treasury yields moved even lower. In November and December, signs that the economic downturn might begin to reverse course and the progress made on the war on terrorism led to a mammoth credit spread tightening as well as a significant increase in overall interest rates. This extraordinary volatility contributed to the Portfolio's underperformance versus the Lehman Aggregate Bond Index (the "Index") during 2001.

Although the Portfolio is matched to the Index as to investment type, duration and quality, replication of the unusual swings in interest rates and credit spread levels during 2001 was challenging, especially given the Portfolio's size. As of December 31, 2001, the Portfolio had approximately 100 securities with a market value of $182.7 million, compared to the Index which had over 6,700 securities worth $6.9 trillion. The Portfolio grew by almost $35.0 million in 2001. Cash inflows were first invested in the most heavily weighted sectors of the Index, Treasuries and MBS ("AAA" securities), and selectively invested in remaining sectors as opportunities arose. Going forward, we expect the Portfolio to perform in line with the Index in a more normalized market environment.


Line graph:

                     Maxim Bond Index Portfolio                      Lehman Aggregate  Bond
Index
                     10,000.00                                       10,000.00
1992                 10,127.00                                       10,145.70
1993                 11,034.38                                       11,134.80
1994                 10,686.80                                       10,810.11
1995                 12,472.56                                       12,807.17
1996                 12,862.95                                       13,272.20
1997                 13,744.06                                       14,553.50
1998                 14,717.14                                       15,817.62
1999                 14,671.52                                       15,687.91
2000                 16,326.47                                       17,512.42
2001                 17,554.22                                       18,990.47

Portfolio Inception:  12/01/92
Past performance is not predictive of future results.

Maxim Bond Index Portfolio
Total Return
One Year          7.52%
Five Years                 6.42%
Since Inception            6.39%

                  Maxim Loomis Sayles Corporate Bond Portfolio

Year 2001 began with clear signs of weakness in the economy, political turmoil following the presidential elections, and indications that the Federal Reserve would begin easing monetary policy to promote economic growth. The Fed began that easing the first week in January and continued it aggressively throughout the year. The Fed funds rate which started the year at 6.5% was lowered 11 times during the year to finish at 1.75%. For perspective, this is the lowest rate since 1961. Correspondingly, the yield curve (2-year to 30-year treasuries) steepened by over 208 basis points from 12/31/00 to 12/31/01. Practically all of that change came from 2-year treasuries which rallied (yields lower, prices higher) from 5.10 to finish at 3.03 which can be attributed to the aggressive Federal Reserve Easing.

Corporate bonds began the year at very wide spreads consistent with the economic weakness exhibited in late 2000. During the course of the year, the Lehman Credit Index tightened by 24 basis points. However, there were significant spread gyrations and notable events which caused significant volatility. First and foremost would obviously be the horrific terrorist events of September 11. As one might expect, there was a flight to quality and a corresponding underperformance in corporate bonds particularly high yield. However, the credit sector rallied back strongly in the fourth quarter. The Lehman Credit Index was up +.89% for the quarter and LEH HY posted a +5.7% return. This compares to Leh. Govt. Index -.59% for fourth quarter. Other notable events for the year included the bankruptcy filing of energy giant Enron as well as the significant deterioration of Argentina credits. Moody's default rates overall approached 10% for the year. All in all, it was a very volatile year with many credit events and significant new issue corporate supply. Positive sector contributors to Portfolio performance include industrials (+11.4%), financials (+15.8%), and gas (+10.8%). Negative contributors include the troublesome telecom sector (-24%) as well as non U.S. dollar holdings where the U.S. dollar has remained stubbornly high in the face of a large trade deficit and weakening economy.

Looking forward, Loomis Sayles remains optimistic about the economy in the intermediate to long term given the concerted worldwide effort to lower interest rates. Their economist is predicting a return to positive GDP growth beginning in the second quarter. They continue to believe that corporate bond spreads have room to tighten (appreciate) as demand continues to be strong and investors reach for incremental yield in a relatively low interest rate environment. Loomis Sayles intends to maintain its philosophy of investing in securities which offer broad diversification, strong call protection, and good relative yield advantage.

Line graph:

                    Maxim Loomis Sayles Corporate Bond Portfolio              Merrill Lynch
Govt/Credit Index
                    10,000.00                                                 10,000.00
1994                9,853.00                                                  10,094.00
1995                12,827.62                                                 12,021.75
1996                14,156.56                                                 12,372.79
1997                15,954.45                                                 13,582.85
1998                16,501.68                                                 14,876.75
1999                17,305.32                                                 14,571.18
2000                18,101.36                                                 16,311.27
2001                18,566.56                                                 17,683.86

Portfolio Inception:  11/01/94
Past performance is not predictive of future results.

Maxim Loomis Sayles Corporate Bond Portfolio
Total Return
One Year           2.57%
Five Years                  5.58%
Since Inception            9.03%

                         Maxim Index European Portfolio

The large-cap portion of the FTSE World European Index had a total return of -20.76% for the year ended December 31, 2001. Like those elsewhere in the world, European equity markets were depressed by the global economic slowdown in 2001. As it became more apparent that the slowdown had thrown many economies, including the United States', into recession, investors shifted away from industrial sectors in favor of issues regarded as more defensive. For most of the year, technology and telecommunications stocks also remained largely out of favor. These trends continued through the summer and were briefly exacerbated by the events of September 11. European stock markets rallied strongly in the fourth quarter of 2001, however, as investors anticipated an economic recovery in 2002.


Line graph:

                     Maxim Index                     Financial Times/S&P
                     European Portfolio              Large-Cap European
                                                     Index
                     10,000.00                       10,000.00
1999                 11,844.00                       11,922.00
2000                 10,446.41                       10,794.18
2001                  8,155.51                        8,553.31

Portfolio Inception:  07/26/99
Past performance is not predictive of future results.

Maxim Index European Portfolio
Total Return
One Year          -21.93%
Since Inception     -7.83%

                   MAXIM FOUNDERS GROWTH AND INCOME PORTFOLIO

The stand-out events of the second half of 2001 were the attacks of September 11 and the U.S. stock markets' late rally. The rally was a snap back from the broadly oversold levels that were reached during the weeks following the tragedies.

For the second half of the year, the Maxim Founders Growth and Income Portfolio fell -3.84%, outperforming the -5.55% return in the benchmark Standard & Poor's (S&P) 500 Index, and the Lipper category average's return of -5.97%.

Technology, consumer cyclical and stocks that were perceived as economically sensitive led the broader market higher as the year wound to a close. The Portfolio benefited from a market-weight exposure to energy-related holdings and good stock selection of consumer cyclicals holdings, as well as its technology names. The Portfolio's holdings of Intel Corp. (2.45% of the Portfolio as of December 31, 2001) and Microsoft Corp. (3.44% of the Portfolio) drove its strong second-half performance. Early signs of economic recovery, stabilization in the technology industry, and an upbeat outlook from Cisco Systems (not a Portfolio holding) combined to lift these stocks.

However, overall performance was handicapped by an overweight position in financial companies. These holdings failed to perform as investors began to rotate away from the types of stocks that benefited from a falling interest rate environment. Washington Mutual, Inc. (no longer a Portfolio holding) was a notable laggard, and Founders liquidated this holding in December.

As signs of economic recovery continue to percolate, Founders positioned the Portfolio in stocks and sectors that are economically sensitive.

Line graph:

                     Maxim Founders                  S&P 500                Lipper Growth &
                     Growth & Income                 Index                  Income Index
                     Portfolio
                     10,000.00                       10,000.00              10,000.00
1997                 10,316.00                       11,057.68              10,860.00
1998                 12,157.41                       14,217.81              13,384.95
1999                 13,985.88                       17,209.52              14,972.47
2000                 11,244.65                       15,642.77              15,030.86
2001                   9,275.71                      13,784.41              13,102.40

Portfolio Inception:  07/01/97
Past performance is not predictive of future results.

Maxim Founders Growth & Income Portfolio
Total Return
One Year          -17.51%
Since Inception    -1.66%

                           Maxim Global Bond Portfolio

2001 was a successful year for global bonds, with the Salomon Smith Barney World Government Bond Index (hedged to USD) returning 6.26%, significantly ahead of comparable equity benchmarks. The Maxim Global Bond Portfolio achieved a total return of 3.41% over the period, representing an under performance to the benchmark. However, a comparable international bond index, the Salomon Smith Barney World Government Bond Index ex-USD (unhedged in USD) returned -3.54% largely because of losses in foreign currency. Therefore the Portfolio achieved one of its major objective of avoiding losses in foreign currency when the USD is strong.

The investment strategy is based on Pareto Partners' global bond model, which is a value-based approach using sophisticated knowledge based systems to process a wide range of economic data in order to identify attractive real yields in global bond markets. The strategy draws on three separate sources of return: bond market selection, bond maturity selection and currency selection. Pareto's proprietary Currency Risk Management (CRM) is used to protect against losses in USD dollar terms if foreign currencies are weak.

The Portfolio began the year with overweight position in the US Treasury bond market by holding US inflation-linked bonds (TIPS). This exposure was reduced in March as part of a shift into Canada. Some exposure to Yen was switched into Danish Kroner and Sterling in February, though the Danish and Sterling positions were moved back into Euro over the course of the year. Currency exposure was moved substantially back to the dollar in the 3rd quarter and losses due to currency were limited 1.6% by that move and the use of Pareto's CRM.

Throughout most of the year the Portfolio maintained an overweight position in Canadian bonds and currency and an underweight position in Japanese government bonds. Global interest rates fell due to a weakening economy. However, a persistent underweight to Japan created a drag on the Portfolio performance throughout most of the year. Duration was shortened to below benchmark at approximately the bottom of global yields in November and then extended back out above benchmark at then end of December through the use of US TIPS. Overall, the volatility of global markets in 2001 did not allow the Portfolio to benefit from the real yield value-based approach and good duration and global market timing decisions were more than offset by market selection and hedging costs.

Line graph:

                     Maxim Global Bond               Salomon Smith
                     Portfolio                       Barney World Govt.
                                                     Index
                     10,000.00                       10,000.00
1999                   9,875.00                      10,134.57
2000                 10,765.73                       11,219.18
2001                 11,132.84                       11,918.88

Portfolio Inception:  07/26/99
Past performance is not predictive of future results.

Maxim Global Bond Portfolio
Total Return
One Year           3.41%
Since Inception            4.38%

                          Maxim Growth Index Portfolio

The S&P 500/BARRA Growth Index had a total return of -12.73% for the year ending December 31, 2001. Throughout the year, slow economic growth, poor corporate performance, and resulting unemployment helped push many stocks lower. By year's end there were some signs that falling interest rates were having some positive effects. However, many companies in the Index's top ten lost ground in 2001. General Electric shares lost 15.07% for the year. Microsoft moved higher, gaining 52.74%. Wal-Mart Stores rose 8.94%, while Pfizer Inc stock declined 12.49%. IBM shares gained 43.00%. Merck & Co. and Cisco Systems both had difficult years, falling 35.94% and 52.65%, respectively. Home Depot stock gained 12.07% for the period.


Line graph:

                     Maxim Growth                    S&P/BARRA Growth Index
                     Index Portfolio
                     10,000.00                       10,000.00
1993                 10,079.00                       10,594.16
1994                 10,273.52                       10,925.76
1995                 13,899.05                       15,091.75
1996                 16,970.74                       18,710.49
1997                 21,936.38                       25,543.92
1998                 30,114.26                       36,299.93
1999                 38,205.97                       46,553.57
2000                 29,663.11                       36,274.54
2001                 25,777.24                       31,660.42

Portfolio Inception:  12/01/93
Past performance is not predictive of future results.

Maxim Growth Index Portfolio
Total Return
One Year          -13.10%
Five Years                   8.72%
Since Inception    12.43%

                            Maxim Index 400 Portfolio

The S&P 400 Index had a total return of -0.60% for the year ending December 31, 2001. It was a difficult environment for most investors in 2001. Economic weakness dampened the revenues and profits of many companies. As a result, unemployment rose as corporations sought to improve their bottom lines. Among top ten holdings, Idec Pharmaceuticals Corp. rose 9.09% for the year. Electronic Arts Inc. shares gained 40.65%. Sunguard Data Systems stock increased 22.78%, while M&T Bank Corporation rose 8.63%. Quest Diagnostics Inc. gained 1.00%. Affiliated Computer Services and Gilead Sciences Inc. rose 74.88% and 58.48%, respectively. Among the top ten Index holdings, only DST Systems Inc. shares declined, losing 25.60%.



Line graph:

                     Maxim Index                     S&P 400
                     400 Portfolio                   MidCap Index
                     10,000.00                       10,000.00
1999                 10,730.00                       10,949.00
2000                 12,531.57                       12,866.17
2001                 12,389.96                       12,788.97

Portfolio Inception:  07/26/99
Past performance is not predictive of future results.

Maxim Index 400 Portfolio
Total Return
One Year          -1.13%
Since Inception    8.95%

                            Maxim Index 600 Portfolio

The S&P 600 Index had a total return of 6.54% for the year ending December 31, 2001. The slow economy during the year negatively impacted the performance of many companies. However, aggressive interest rate cuts by the Federal Reserve Board helped to move many of the stocks in the Index higher for the year. The stock of Cephalon Inc. rose 19.38% for the year. AdvancePCs shares gained 29.01%, while Commerce Bancorp Inc. stock increased 17.01%. Varian Medical Systems Inc. stock rose 4.89%. Copart Inc. shares increased 69.16%. Of the top ten companies in the Index, only XTO Energy Inc. shares declined, losing 5.17%.



Line graph:

                     Maxim Index 600 Portfolio             S&P 600 Index
                     10,000.00                             10,000.00
1993                 10,121.00                             10,248.00
1994                 9,646.33                              9,757.84
1995                 12,177.52                             12,679.33
1996                 14,040.68                             15,380.57
1997                 16,989.22                             19,315.53
1998                 16,720.79                             19,062.50
1999                 18,702.21                             21,427.01
2000                 20,619.19                             23,955.40
2001                 21,819.22                             25,522.08

Portfolio Inception:  12/01/93
Past performance is not predictive of future results.

Maxim Index 600 Portfolio
Total Return
One Year          5.82%
Five Years                 9.21%
Since Inception   10.14%

                 Maxim Templeton International Equity Portfolio


The year 2001 was difficult for equity investors worldwide. A global economic recession, a corporate earnings slide, and the events of September 11 contributed to a broad decline in the global equity markets. However, despite a difficult year, most of these markets rallied strongly in the fourth quarter. In the opinion of Templeton Investment Counsel, Inc., the sub-adviser for this Portfolio, the primary reason for the rally was the increased confidence among investors that 2002 will be a year of economic recovery.


In this context, the Portfolio performed well both in absolute terms and relative to its benchmark. Stock selection was focused on valuations, as always, and the Portfolio manager sought to benefit from global stock market volatility. During the year, several stocks in industrial, materials, and technology-related companies were purchase for the Portfolio, and as investor interest turned toward these types of companies, these newly acquired stocks benefited the Portfolio, particularly during the fourth quarter.


Line graph:

                     Maxim Templeton                 MSCI EAFE
                     International Equity            Index
                     Portfolio
                     10,000.00                       10,000.00
1993                 10,119.00                       10,702.00
1994                 10,732.21                       11,568.86
1995                 11,690.60                       12,865.73
1996                 13,980.79                       13,689.14
1997                 14,259.00                       13,976.61
1998                 13,546.05                       16,818.05
1999                 17,597.68                       21,409.38
2000                 17,886.28                       18,428.62
2001                 16,018.95                       14,519.91

Portfolio Inception:  12/01/93
Past performance is not predictive of future results.

Maxim Templeton International Equity Portfolio
Total Return
One Year           -10.44%
Five Years                     2.76%
Since Inception        6.00%

                  Maxim Loomis Sayles Small-Cap Value Portfolio

2001 was another challenging year for equity investors, as nearly all of the market's broad-based indexes posted a second consecutive year of losses for the first time since the mid 1970's. There was a notable exception to last year's mostly negative results, however, and that was the relative and absolute performance of small cap stocks. For the third consecutive year, small cap stocks outperformed large cap stocks. The Russell 2000's 2.33% return was the only major benchmark in positive territory. Furthermore, the positive return for the broad Russell Index was primarily driven by strong returns in value stocks. For the year, the Russell 2000 Value Index was up more than 14%, marking the second consecutive year of substantial out-performance of value over growth. Small cap value stocks were not immune to the poor economic environment, but were early beneficiaries of low interest rates and attracted investors' attention with their low relative and absolute valuations.

In what has been a difficult and volatile environment for all equity investors, Loomis Sayles is pleased to report the Portfolio surpassed its performance benchmarks for the year 2001. In achieving this performance, the most important factor was stock selection. Over the course of the year and into the fourth quarter, the Portfolio was conservatively positioned with an emphasis on companies with higher earnings visibility and those that would benefit from declining interest rates. The Portfolio's emphasis shifted somewhat in the fourth quarter toward attractively valued companies with greater leverage to an improving economy. Stock selection was most favorable in the consumer discretionary sector. Despite the challenges within the economy, consumers continued to spend on their homes and on durable goods. As such, selected "home oriented" specialty retailers as well as furniture and carpet manufacturers proved to be good choices for the portfolio in 2001. As was also true in 2000, an element of the Portfolio's investment success was merger and acquisition activity. During 2001, the Portfolio experienced the merger or buyout of ten of its holdings, often at significant premiums to previous trading levels. While Loomis Sayles does not buy stocks with the specific expectation they will be bought, Loomis Sayles believes the ongoing contribution of merger activity in the Portfolio validates their methodology of seeking high quality, companies selling at relatively low valuations.

As 2002 begins, Loomis Sayles believes strong relative performance in small cap stocks is likely to continue. In this regard, Loomis Sayles points out small caps are generally more economically sensitive than large caps. Evidence of improvement in the economy is likely to disproportionately benefit small company stocks, and history has demonstrated small cap stocks consistently lead the market at the beginning of a cyclical expansion. In fact, small cap stocks outperformed large cap stocks coming out of nine of the last ten recessions. Furthermore, there continues to be a substantial valuation disparity in favor of small cap versus large.

Line graph:

                   Maxim Loomis Sayles Small-Cap Value Portfolio                  Russell
2000 Index
                   10,000.00                                                      10,000.00
1994               9,755.00                                                       9,850.00
1995               12,677.60                                                      12,651.34
1996               16,492.29                                                      14,743.58
1997               20,532.90                                                      18,021.27
1998               20,064.75                                                      17,618.03
1999               19,978.47                                                      21,363.62
2000               24,721.36                                                      20,718.44
2001               28,271.34                                                      21,234.33

Portfolio Inception:  11/01/94
Past performance is not predictive of future results.



Maxim Loomis Sayles Small-Cap Value Portfolio
Total Return
One Year          14.36%
Five Years                 11.38%
Since Inception            15.60%

                           MAXIM INVESCO ADR PORTFOLIO

2001 proved to be a disappointing year for international investors with the Morgan Stanley Capital International, Europe, Australia and Far East (MSCI EAFE) Index falling by 21.4% over the year. For much of the period, investor sentiment was focused on the continuing slowdown in the economic and capital spending cycle which began in the year 2000 and the subsequent impact on overall corporate profitability. At the same time, the US Federal Reserve and the Bank of England fought hard to sustain economic growth by cutting interest rates and boosting liquidity. Nevertheless, the tone in markets worldwide remained gloomy with investors continuing to be strongly risk-averse which led to further outperformance by more defensive, value-oriented stocks.

The pivotal event of the year was the terrorist attacks in September. When all markets eventually reopened, both business and consumer confidence had clearly been dented, further sharpening the economic slowdown. This immediately produced an impressive response by the major monetary authorities who aggressively lowered interest rates in an effort to stave off the effect of the threat of a major financial collapse. The sharp slide in equity prices was followed by an encouraging rally through the final weeks of the year, with the technology sector, along with consumer discretionary and media stocks leading share prices higher. For the year, however, the more technology-dominated markets of Finland and Sweden were the weakest performers, while more defensive markets such as the UK, and resources oriented bourses, such as Australia, showed the most resilient performance; emerging markets were also a notable outperformer.

INVESCO continues to pursue a bottom-up, stock picking strategy in the Portfolio and emphasizes being well diversified by both country and industry sector. Performance over 2001 was ahead of the Index, being driven by strong stock selection in Japan, Australia, and France in particular, as well as in the consumer discretionary, energy and utilities sectors. The recent market stabilization has been a welcome relief for investors and trends in interest rates and energy prices, combined with preliminary signs of economic recovery, all bode well for global stock prices. Remaining concerns are associated with the still high valuations in certain segments of the market, as well as a corporate earnings backdrop which is very weak by historic standards. In this market climate, INVESCO is committed to a diversified portfolio strategy and will target well-valued companies with stable growth prospects and demonstrated financial strength.

Line Graph:

                 Maxim INVESCO ADR Portfolio                   MSCI EAFE Index
                 10,000.00                                     10,000.00
1994             9,884.00                                      9,579.00
1995             11,414.04                                     10,652.81
1996             13,830.40                                     11,334.59
1997             15,501.11                                     11,572.61
1998             17,150.43                                     13,925.32
1999             21,038.43                                     17,726.94
2000             18,900.92                                     15,258.87
2001             15,782.27                                     12,022.46

Portfolio Inception 11/01/94.
Past performance is not predictive of future results.

Maxim INVESCO ADR Portfolio
Total Return
One Year          -16.50%
Five Year                     2.67%
Since Inception               6.57%

                        Maxim INVESCO Balanced Portfolio

In the fourth quarter, the stock market rebounded, spurred by a wave of investor optimism and expectations for economic improvement. Many sectors that declined immediately following the September terrorist attacks were able to gain back lost ground during the period, and all of the major stock indexes advanced -- led by the technology-oriented Nasdaq Composite Index.

Although the Federal Reserve cut interest rates three more times during the quarter, the bond market's returns were diminished by expectations that the recession could be ending -- and that the Fed's easing cycle could be winding down. This caused investors to gravitate away from more defensive Treasuries and other fixed-income investments in favor of higher-beta stocks.

The Portfolio, invested in many of the growth stocks that were rewarded by the market in the fourth quarter, advanced significantly during the three-month period ended December 31, 2001, outperforming the majority of its balanced fund peers. Yet the Portfolio nevertheless under-performed the S&P 500 Index due to its roughly 30% exposure to fixed-income markets, which under-performed during the quarter.

On the equities side, the vast majority of Portfolio holdings aided performance. For several months now, INVESCO has been positioning the Portfolio for improvement in the stock market, and in the fourth quarter they were able to capitalize on this strategy. Specifically, holdings in the basic materials, industrials, consumer cyclicals, technology, and financial services sectors fared well in a more stock-friendly climate. Prominent holdings such as General Electric, Citigroup Inc, and Microsoft Corp (as of December 31, 2001, represented 1.45% of the Portfolio) all made strong contributions.

Throughout the period, the fixed-income side of the Portfolio was managed with a duration of approximately six years -- slightly less than that of an intermediate U.S. Treasury position. As such, it remained defensively skewed to take advantage of lower short-term interest rates and an upward sloping yield curve. Currently, INVESCO is focusing on rolling into government agency/mortgage-backed securities as opportunities arise.

INVESCO continues to subscribe to the view that economic recovery is on its way. In fact, INVESCO believes that a recovery could come as soon as the second quarter of 2002. The Federal Reserve has laid the groundwork for improvement with 11 interest rate reductions in 2001, and the war in Afghanistan has progressed successfully. Therefore, INVESCO is positioning the Portfolio to benefit from additional signs of economic health, while remaining diversified across asset classes to provide insulation against any near-term turbulence.

Line graph:

                     Maxim INVESCO                   Lipper Balanced        S&P
500           Lehman Intermediate
                     Balanced Portfolio              Index
Index             Govt/Credit Index
                     10,000.00                       10,000.00
10,000.00         10,000.00
1996                 10,460.00                       10,531.53
10,833.53         10,220.80
1997                 13,190.06                       12,669.19
14,448.05         11,025.18
1998                 15,619.67                       14,580.53
18,577.10         11,955.70
1999                 18,234.40                       15,889.38
22,486.09         12,002.33
2000                 17,869.71                       16,269.13
20,438.96         13,216.96
2001                 15,730.71                       15,742.01
18,010.81         14,401.20

Portfolio Inception:  10/01/96
Past performance is not predictive of future results.

Maxim INVESCO Balanced Portfolio
Total Return
One Year          -11.97%
Five Year                    8.50%
Since Inception      9.04%

                    Maxim INVESCO Small-Cap Growth Portfolio

Stocks rebounded during the fourth quarter as investors became increasingly optimistic about the economy. Although the economic data has yet to indicate clear improvement, a strong housing market, better-than-expected holiday retail sales, and encouraging announcements from several key companies had investors anticipating a recovery during 2002. Additionally, the market was encouraged by the lack of subsequent terrorist attacks and military progress in the war in Afghanistan.


Supported by the tailwind in the broader market, the Portfolio's holdings rallied sharply during the fourth quarter and handily outperformed the Russell 2000 Index. Contributing to the Portfolio's strong showing was its exposure to consumer discretionary stocks, particularly retailers, which investors bid higher in anticipation of an economic recovery. Also supporting performance were the Portfolio's technology and telecommunications holdings.

The Portfolio's overweight stake in financial services provided a boost to performance as well. One such standout was Waddell & Reed Financial, which stands to benefit from the anticipated improvement in equity markets. Other individual winners included semiconductor capital equipment company Aeroflex Inc, which ranked among the Portfolio's top performers after reporting earnings that surpassed most expectations. Software maker Iona Technologies PLC (as of 12/31/01, represented 0.95% of the portfolio), advanced after renewing a contract with an aerospace and defense giant. Integrated circuit designer Genesis Microchip (0.68%) also gained ground, supported by solid quarterly results stemming from the burgeoning flat panel display market.

On the downside, the Portfolio's more defensive names, including stocks in the health care and consumer staples sectors, hindered its relative quarterly performance as investors rotated into more aggressive opportunities.

INVESCO continues to be optimistic that the economy will recover in the coming months. Granted, it's difficult to determine whether the expansion will resume during the next quarter or sometime next fall. Nevertheless, INVESCO continues to explore opportunities that they believe are best positioned to benefit from the economic rebound. Another reason for optimism is the historical performance of smaller companies during periods of economic improvement. In the past, as the economy has emerged from downturns, small-caps have outperformed larger companies, as investors seek companies boasting the fastest earnings growth rates.

But, INVESCO is optimistic about the Portfolio's prospects over the long term. They continue to believe that the Portfolio's holdings represent market leaders in emerging industries that are capable of growing their businesses at superior rates for the next three to five years.
Line graph:

                     Maxim INVESCO Small-Cap                 Russell 2000 Index
                      Growth Portfolio
                     10,000.00                                  10,000.00
1994                 10,084.00                                  9,853.00
1995                 13,289.70                                  12,655.19
1996                 16,842.04                                  14,748.07
1997                 19,991.50                                  18,026.76
1998                 23,514.01                                  17,623.39
1999                 42,508.62                                  21,370.13
2000                 37,246.05                                  20,724.75
2001                 28,735.33                                  21,240.79

Portfolio Inception:  11/01/94
Past performance is not predictive of future results.

Maxim INVESCO Small-Cap Growth Portfolio
Total Return
One Year          -22.85%
Five Years                  11.28%
Since Inception    15.88%

                          Maxim Index Pacific Portfolio

The large-cap portion of the FTSE World Pacific Index had a total return of -25.72% for the year ended December 31, 2001. Deteriorating economic conditions in many countries around the world, particularly the United States, drove Asia's stock markets down over much of the year. The region's largest stock market, Japan, was especially hard hit by slowing demand for technology and consumer products. That trend also weighed heavily on export-oriented Asian economies such as Singapore's. Over the fourth quarter of 2001, however, shares of Asian companies expected to do especially well during the early stages of a global economic recovery rose in value. The rally apparently reflected optimism on the part of investors that a recovery was just around the corner in 2002.


Line graph:

                     Maxim Index                     Financial Times/S&P
                     Pacific Portfolio               Large-Cap Pacific
                                                      Index
                     10,000.00                       10,000.00
1999                 13,827.00                       14,767.00
2000                 9,023.50                        9,727.02
2001                 6,486.09                        7,225.23

Portfolio Inception:  07/26/99
Past performance is not predictive of future results.

Maxim Index Pacific Portfolio
Total Return
One Year          -28.12%
Since Inception            -15.90%

                    Maxim Short Term Maturity Bond Portfolio

Bonds of most types performed well in 2001and surpassed equity returns for a second straight year. However, volatility was high during the year and bad news struck often. Several well-known corporations sought bankruptcy protection as liquidity dried up and earnings plunged. The yield curve was inverted to start the year, correctly anticipating the recession that began in 2001. The Federal Reserve did not sit idly by, it cut short term interest rates by 475 basis points during 2001. Shorter term bonds benefited the most from these rate cuts and performed well. The bond market sensed that the long bull market would end in November and bonds began to give up gains toward the end of the year. The Portfolio had exposure to certain weaker performing corporate securities that resulted in sub-par performance. With the strong stimulus forces unleashed on the economy in the past year, 2002 should see improved growth and perhaps a more difficult environment for bonds.

Line graph:

                     Maxim Short-Term                Lehman 1-3 Year
                     Maturity Bond  Portfolio        Govt/Credit Index
                     10,000.00                       10,000.00
1995                 10,302.00                       10,360.10
1996                 10,786.19                       10,892.40
1997                 11,448.47                       11,618.16
1998                 12,176.59                       12,428.88
1999                 12,586.94                       12,820.39
2000                 13,498.23                       13,856.28
2001                 14,565.94                       15,065.79

Portfolio Inception:  08/01/95
Past performance is not predictive of future results.

Maxim Short-Term Maturity Bond Portfolio
Total Return
One Year          7.91%
Five Years                 6.19%
Since Inception   6.04%

                           MAXIM STOCK INDEX PORTFOLIO

The Maxim Stock Index Portfolio seeks to track the S&P 500 Index and the S&P 400 MidCap Index, weighted according to their pro rata share of the market. It was a difficult environment for most investors in 2001. Economic weakness dampened the revenues and profits of many companies. As a result, unemployment rose as corporations sought to improve their bottom lines. In response to volatile equity markets, weak corporate revenues, and poor economic indicators, the Federal Reserve Board (the "Fed") took action in 2001. The Fed lowered short-term interest rates eleven times during the year, in an attempt to revive the economy. During the first three quarters of the year, however, the moves appeared to do little to stem the tide of earnings warnings and job cuts, particularly from the technology sector.

For the year ended December 31, 2001, the S&P 500 Index declined 11.89%. Within the S&P 500 Index's top ten holdings, the best returns came from stocks in the information technology group. Microsoft (3.41% of the S&P 500 Index as of December 31, 2001), the second-largest weighting in the Index, gained an impressive 52.74% during the year. IBM (1.99% of the S&P 500 Index as of December 31, 2001) logged a 43.00% return. The largest holding in the S&P 500 Index, General Electric (3.80% of the Index as of December 31, 2001), however, lost 15.07%, and pharmaceutical giant Pfizer (2.39% of the S&P 500 Index) fell 12.49%. Insurance company AIG (1.98% of the S&P 500 Index) also declined, falling 19.29%. Although strong market performance in the fourth quarter was not sufficient to erase the losses of the three previous quarters, it did help mitigate the losses.

The S&P 400 Index had a total return of -0.60% for the year ending December 31, 2001. Among top ten holdings, Idec Pharmaceuticals Corp. rose 9.09% for the year. Electronic Arts Inc. shares gained 40.65%. Sungard Data Systems stock increased 22.78%, while M&T Bank Corporation rose 8.63%. Quest Diagnostics Inc. gained 1.00%. Affiliated Computer Services and Gilead Sciences Inc. rose 74.88% and 58.48%, respectively. Among the top ten Index holdings, only DST Systems Inc. shares declined, losing 25.60%.

Line graph:

                     Maxim Stock                     S&P 500 Index          S&P MidCap
                     Index  Portfolio                                       400 Index
                     10,000.00                       10,000.00              10,000.00
1992                 10,587.00                       10,762.00              10,949.59
1993                 11,628.76                       11,846.81              12,471.50
1994                 11,645.04                       12,003.25              12,023.52
1995                 15,790.68                       16,514.09              15,741.43
1996                 19,234.62                       20,305.68              18,766.24
1997                 25,428.17                       27,080.50              24,815.60
1998                 32,240.38                       34,819.73              29,553.17
1999                 38,601.40                       42,146.50              33,903.69
2000                 35,536.45                       38,309.48              39,840.23
2001                 31,403.56                       33,758.32              39,601.18

Portfolio Inception:  02/25/82
Past performance is not predictive of future results.

Maxim Stock Index Portfolio
Total Return
One Year          -11.63%
Five Years                 10.30%
Ten Years                  12.13%

                   Maxim T. Rowe Price Equity/Income Portfolio

Stocks limped across the finish line in 2001. The major market indices inched higher in December, continuing the rally that began two weeks after the terrorist attacks on September 11, although the rally ran out of steam at year-end. From their September troughs, the S&P 500 climbed 19% through the end of the year, the Dow Jones Industrial Average rose 22%, and the Nasdaq Composite surged 37%. The picture was different for the year overall. The S&P 500 and Nasdaq Composite concluded their worst two-year performances in nearly three decades, while the Dow suffered its first back-to-back losses since 1977-8. The Portfolio, however, outpaced the indexes and managed a slight gain for the year.

Alan Greenspan and his confederates at the Federal Reserve dominated the economic headlines throughout the year. The Fed lowered key short-term interest rates 11 times in one of the most aggressive rate-cutting campaigns in its history as it tried to lift the economy out of recession. While the tragic events of September unnerved global economies and financial markets, many economists believe that sizable doses of monetary and fiscal stimulus should help ensure stronger economic activity in 2002.

Indeed, signs emerged at the end of the year that the worst of the economic downturn may be behind us - at least in the U.S. The Conference Board's index of consumer sentiment surged in December, its first rise in six months and the largest in three years. Rising confidence in the economy suggests that consumers believe the worst of the recession could be over.

Supporting this view are the data for manufacturing activity in December, showing a transition from recession to recovery. New orders were up 6.1 percentage points to 54.9%, employment rose 4.8 percentage points to 40.5%, and production advanced 3.5 percentage points to 50.6%; together, the three indicators account for 75% of the index. While manufacturing remains in recession, the latest figures are consistent with 2% real GDP growth.

The Portfolio posted a single-digit gain for the year, well ahead of the pace for similarly managed funds. At the end of the year, financial stocks composed the largest segment in the Portfolio at 20% of net assets, followed by industrials at 17%, consumer discretionary stocks at 13%, and energy at 11%. Chevron Texaco, Exxon Mobil, Honeywell International, BP, and Union Pacific were the Portfolio's top five holdings.

The major positive contributors to results over the year were Southern Company, Lockheed Martin, Microsoft, and H&R Block, while Unicom, Mirant, Mellon Financial, Hercules, and SBC Communications led the list of laggards. Heinz, Intel, and AT&T Wireless Group were eliminated from the Portfolio during the final months of trading, and Qwest Communications International, Textron, and McGraw-Hill were added.

Looking ahead to 2002, T. Rowe Price looking for a pickup in economic activity by mid-year. The Fed appears willing to ease further if necessary, and the fiscal stimulus engendered by recent and future tax cuts should boost economic results in the year ahead. T. Rowe Price anticipates gains in the market overall, and they are bullish about the prospects for the equity income sectors in which they invest. However, because of the sharp recovery in most markets during the fourth quarter, the gains are likely to be modest until the corporate earnings environment comes into better focus later in 2002.

Line graph:

                     Maxim T. Rowe Price Equity/Income Portfolio                   S&P 500
Index
                     10,000.00                                                     10,000.00
1994                 9,866.00                                                      9,778.74
1995                 13,163.22                                                     13,453.61
1996                 15,715.57                                                     16,542.52
1997                 20,244.79                                                     22,061.80
1998                 22,052.65                                                     28,366.75
1999                 22,800.24                                                     34,335.68
2000                 25,741.47                                                     31,209.76
2001                 26,168.77                                                     27,502.04

Portfolio Inception:  11/01/94
Past performance is not predictive of future results.

Maxim T. Rowe Price Equity/Index Portfolio
Total Return
One Year           1.66%
Five Years                 10.73%
Since Inception            14.36%

                   Maxim T. Rowe Price MidCap Growth Portfolio

The Maxim T. Rowe Price MidCap Growth Portfolio slipped 1.12% in 2001, not far behind the Standard & Poor's MidCap 400 Index's 0.60% decline and substantially ahead of the Russell Midcap Growth Index's 20.15% drop. During the powerful fourth quarter rebound, the Portfolio gained a strong 21.25%, ahead of the 17.99% advance of the S&P MidCap but behind the 27.06% surge of the Russell benchmark.

T. Rowe Price is pleased with the Portfolio's performance relative to the benchmarks in a difficult year for the markets, in which most major averages posted significant declines. The limited loss is testament not just to the Portfolio's mid-cap focus - though mid-caps did outperform large-caps for the second consecutive year - but to a stable investment approach that emphasizes discipline, diversification, and growth at a reasonable price. Though value stocks outperformed growth stocks in 2001 and the S&P MidCap represents growth and value stocks, the Portfolio delivered comparable performance despite its growth orientation. T. Rowe Price's valuation and diversification disciplines helped the Portfolio to avoid the steep loss posted by the more aggressive Russell Midcap Growth Index - though the Portfolio had its share of tech and telecom losers. At the same time, the Portfolio is unlikely to keep up with the Russell benchmark during periods such as the fourth quarter when aggressive growth shares soar.

For the year, technology services companies Affiliated Computer Services and Concord EFS were among the Portfolio's best contributors, along with biotechnology company Gilead Sciences. Top detractors included Web-hosting services provider Exodus Communications, biotechnology research tools maker Waters Corp., and software company NetIQ.

During the last three months, new purchases were concentrated in the consumer and health care sectors. Top new buys included Blue Cross/Blue Shield health plan provider Anthem, commercial aerospace and defense company Rockwell Collins, and coffee chain Starbucks. Top sales included specialty commercial lender Heller Financial, which was taken over by GE for a substantial premium and was also a top contributor for the year, independent power producer Orion Power Holdings, which agreed to be purchased by Reliant Resources, and agricultural biotechnology and chemical company Monsanto, which was eliminated from the Portfolio.

The economy shows signs of having reached bottom, but the economic recovery is likely to be more gradual than most investors seem to expect. Valuations in the technology sector appear stretched, while no near-term catalyst is evident to reignite business investment in technology. T. Rowe Price reports that they are finding better opportunities in biotechnology, health care services, and business services. Mid-cap stocks are poised to continue outperforming large-caps as relative earnings growth rates and valuations remain favorable, in their view. Growth stocks should do well as the economy slowly emerges from recession.

Line graph:

                     Maxim T. Rowe Price MidCap                  S&P 400 Index
                     Growth Portfolio
                     10,000.00                                   10,000.00
1997                 11,086.00                                   11,702.97
1998                 13,550.42                                   13,937.20
1999                 16,883.82                                   15,988.89
2000                 18,123.09                                   18,788.54
2001                 17,920.11                                   18,675.81

Portfolio Inception:  07/01/97
Past performance is not predictive of future results.

Maxim T. Rowe Price MidCap Growth Portfolio
Total Return
One Year           -1.12%
Since Inception            13.84%

               Maxim U.S. Government Mortgage Securities Portfolio

The yield curve was inverted at the beginning of 2001 in anticipation of the recession that officially began in March. In response to the economic slowdown, the Federal Reserve Board cut short rates eleven times over the course of the year - from 6.50% to the current rate of 1.75%. As a result, shorter duration assets outperformed in general. As interest rates dropped across the yield curve, mortgage securities (MBS) under-performed other asset classes, particularly the corporate sector. The lagging return performance of the MBS sector was a function of faster projected and actual prepayment speed experience, a lower reinvestment rate environment and wider spreads. Positive returns across the fixed income sectors far surpassed the negative return performance generated by the broad equity indices in 2001 leading to significant portfolio restructuring and resulting in cash flow allocation out of equities and into fixed income.

With an economic recovery anticipated in the second half of 2002, MBS prepayment speed fears will abate, and sponsorship of the sector will resume.



Line graph:

                     Maxim U.S.                      Lehman   Aggregate  Lehman    Mortgage
                     Government Mortgage             Bond Index          Index
                     Securities Portfolio
                     10,000.00                       10,000.00           10,000.00
1992                 10,186.00                       10,145.70           10,098.90
1993                 11,169.97                       11,134.80           10,789.66
1994                 10,908.59                       10,810.11           10,615.95
1995                 12,604.88                       12,807.17           12,399.43
1996                 13,145.63                       13,272.20           13,062.80
1997                 14,281.41                       14,553.50           14,302.46
1998                 15,298.24                       15,817.62           15,297.91
1999                 15,376.26                       15,687.91           15,582.45
2000                 17,023.06                       17,512.42           17,321.45
2001                 18,236.81                       18,990.47           18,745.28

Portfolio Inception:  12/01/92
Past performance is not predictive of future results.

Maxim U.S. Government Mortgage Securities Portfolio
Total Return`
One Year            7.13%
Five Years                   6.77%
Since Inception     6.84%

                   Maxim U.S. Government Securities Portfolio


The yield curve was inverted at the beginning of 2001 in anticipation of the recession that officially began in March. In response to the economic slowdown, the Federal Reserve Board cut short rates eleven times over the course of the year - from 6.50% to the current rate of 1.75%. As a result, shorter duration assets outperformed in general. As interest rates dropped across the yield curve, mortgage securities (MBS) under-performed other asset classes, particularly the corporate sector. The lagging return performance of the MBS sector was a function of faster projected and actual prepayment speed experience, a lower reinvestment rate environment and wider spreads. However, returns across the fixed income sectors far surpassed the negative return performance generated by the broad equity indices in 2001leading to significant portfolio restructuring and resulting in cash flow allocation out of equities and into fixed income.

With an economic recovery anticipated in the second half of 2002, GW Capital Management believes MBS prepayment speed fears will abate, and sponsorship of the sector will resume.

Line graph:

                     Maxim U.S.                      Lehman    Aggregate  Lehman
Intermediate
                     Government                      Bond Index           Govt/Credit Index
                     Securities Portfolio
                     10,000.00                       10,000.00            10,000.00
1992                 10,894.00                       10,740.20            10,717.00
1993                 11,912.59                       11,787.26            11,659.02
1994                 11,531.39                       11,443.55            11,434.01
1995                 13,386.79                       13,557.63            13,186.84
1996                 13,911.55                       14,049.90            13,720.91
1997                 15,095.42                       15,406.28            14,800.74
1998                 16,188.33                       16,744.47            16,049.92
1999                 16,236.89                       16,607.17            16,112.52
2000                 17,954.76                       18,538.58            17,743.10
2001                 19,224.16                       20,103.24            19,332.89

Portfolio Inception:  04/08/85
Past performance is not predictive of future results.

Maxim U.S. Government Securities Portfolio
Total Return
One Year           7.07%
Five Years                  6.68%
Ten Years                   6.76%





                           Maxim Value Index Portfolio

The S&P/BARRA Value Index had a total return of -11.71% for the year ending December 31, 2001. A slowing economy, poor corporate performance, and rising layoffs all took a toll on stocks during the year. In addition, the tragic events of September 11 further clouded the outlook for economic recovery. The Federal Reserve Board cut interest rates during the year in an effort to increase growth. In the top ten holdings, Exxon Mobil Corp. stock lost 7.59% for the year. American International Group declined 19.29%. AOL Time Warner fell 7.76%, while SBC Communications Inc. dropped 16.06%. Royal Dutch Petroleum Co. fell 16.73%. Bank of America and ChevronTexaco Corp both rose, gaining 42.73% and 9.29%, respectively.


Line graph:

                     Maxim Value                     S&P/BARRA    Value
                     Index Portfolio                 Index
                     10,000.00                       10,000.00
1993                 10,132.00                       10,144.44
1994                 9,879.71                        10,080.53
1995                 13,515.45                       13,810.33
1996                 16,303.68                       16,842.65
1997                 21,859.98                       21,885.40
1998                 25,025.31                       25,094.41
1999                 27,875.69                       28,287.18
2000                 29,369.82                       30,007.04
2001                 25,745.59                       26,493.21

Portfolio Inception:  12/01/93
Past performance is not predictive of future results.

Maxim Value Index Portfolio
Total Return
One Year           -12.34%
Five Years                     9.57%
Since Inception     12.42%



                      Maxim Aggressive Profile I Portfolio

The profile series of Portfolios was designed to provide individuals with a portfolio that is well-diversified across several asset classes and funds. The Aggressive Profile I Portfolio is specifically designed for individuals who are seeking higher total returns, but also understand that greater risk is associated with this Portfolio as compared to other Profile Portfolios. Each of the Profile Portfolios is built upon a three-step approach.

1. Using modern portfolio theory, we annually allocate various percentages of the profile assets to different asset classes.

2. To maintain the asset class mix, we rebalance the Portfolio quarterly.

3. We choose the underlying funds from among several eligible. Currently, the specific funds are chosen based upon the historical returns, Sharpe ratio (a risk adjusted performance measurement), and Morningstar category rating of the eligible funds.

The performance of the Portfolio needs to be put in the context of the overall financial markets where most major equity markets suffered losses such as the Wilshire 5000 (down almost 11%) and MSCI EAFE (down over 21%). Conversely, most bond indexes were positive for the year such as the Lehman Aggregate Bond Index (up 8.42%). Overall, the Maxim Aggressive Profile I Portfolio had a return of-5.73% compared to its blended index of -13.53%. The Portfolio's relative performance to its index was aided by exposure to many of the funds in the portfolio including the Maxim Ariel Small-Cap Value Portfolio and the Maxim T. Rowe Price Equity Income Portfolio.

In 2001, the Maxim Aggressive Profile I Portfolio's asset class and underlying portfolio allocations were as follows:

                       Underlying    1st    Underlying      2nd
Underlying                                       4th
Asset Class  AllocationPortfolio     Qtr.   Portfolio       Qtr.    Portfolio          3rd
Qtr Underlying Portfolio  Qtr
----------------------------------------------------------------------------------------------------------------------------
International     25%  American        10%  Maxim            12.5%  Maxim Templeton
12.5%  Maxim Templeton       12.5%
                       Century VP           Templeton
International              International Equity
                       International        International           Equity
                                            Equity
                       Maxim Index    7.5%  Maxim INVESCO    12.5%  Maxim INVESCO ADR
12.5%  Maxim INVESCO ADR     12.5%
                       European             ADR
                       Maxim Index    7.5%
                       Pacific
----------------------------------------------------------------------------------------------------------------------------
Small-Cap         20%  Maxim           10%  Maxim INVESCO      10%  Maxim INVESCO
10%  Maxim Ariel             10%
                       INVESCO              Small-Cap               Small-Cap
Growth           Small-Cap Value
                       Small-Cap            Growth
                       Growth
                       Maxim Ariel     10%  Maxim Ariel        10%  Maxim Ariel
10%  Maxim Loomis Sayles     10%
                       Small-Cap            Small-Cap Value         Small-Cap
Value            Small-Cap Value
                       Value
----------------------------------------------------------------------------------------------------------------------------
Mid-Cap           30%  Maxim T.        15%  Maxim T. Rowe      15%  Maxim T. Rowe
15%  Maxim T. Rowe Price     15%
                       Rowe Price           Price Mid-Cap           Price
Mid-Cap              Mid-Cap Growth
                       Mid-Cap              Growth                  Growth
                       Growth
                       Maxim Ariel     15%  Maxim Ariel        15%  Maxim Ariel
15%  Maxim Ariel MidCap      15%
                       MidCap Value         MidCap Value            MidCap
Value               Value
----------------------------------------------------------------------------------------------------------------------------
Large-Cap         25%  Maxim Value     15%  Maxim Value        15%  Maxim Value Index
12.5%  Maxim Value Index     12.5%
                       Index                Index
                       Maxim T.        10%  Maxim T. Rowe      10%  Maxim T. Rowe
12.5%  Maxim T. Rowe Price   12.5%
                       Rowe Price           Price Equity            Price
Equity               Equity Income
                       Equity Income        Income                  Income
----------------------------------------------------------------------------------------------------------------------------
                 100%                 100%                    100%
100%                         100%

Line graph:

                     Maxim Aggressive                Composite              MSCI
EAFE              Wilshire 5000
                     Profile I Portfolio             Index
Index                   Index
                     10,000.00                       10,000.00
10,000.00              10,000.00
1997                 10,331.00                       10,116.87
9,460.00               10,335.82
1998                 11,864.12                       12,408.92
11,383.52              12,757.50
1999                 14,454.06                       15,448.43
14,491.03              15,763.17
2000                 13,468.29                       13,643.18
12,473.49              14,038.68
2001                 12,693.86                       11,805.44
9,827.86               12,509.87

Portfolio Inception:  09/09/97
Past performance is not predictive of future results.

Maxim Aggressive Profile I Portfolio
Total Return
One Year          -5.75%
Since Inception            5.67%

Composite Index
MSCI EAFE Index   25%
Wilshire 5000 Index        75%

                     Maxim Conservative Profile I Portfolio

The profile series of Portfolios was designed to provide individuals with a portfolio that is well diversified across several asset classes and funds. The Conservative Profile I Portfolio is specifically designed for individuals who are seeking to establish a conservative portfolio, but want some exposure to the equity markets. Each of the Profile Portfolios is built upon a three-step approach.

1. Using modern portfolio theory, we annually allocate various percentages of the profile assets to different asset classes.

2. To maintain the asset class mix, we rebalance the Portfolio  quarterly.

3. We choose the underlying funds from among several eligible. Currently, the specific funds are chosen based upon the historical returns, Sharpe ratio (a risk adjusted performance measurement), and Morningstar category rating of the eligible funds.

The performance of the Portfolio needs to be put in the context of the overall financial markets where most major equity markets suffered losses such as the Wilshire 5000 (down almost 11%) and MSCI EAFE (down over 21%). Conversely, most bond indexes were positive for the year such as the Lehman Aggregate Bond Index (up 8.42%). Overall, the Maxim Conservative Profile I Portfolio had a return of 2.91% compared to its composite index of 3.84%. The Portfolio's relative performance to its index was aided by exposure to the Maxim T. Rowe Price Equity Income Portfolio. The Portfolio's exposure to Maxim Loomis Sayles Corporate Bond Portfolio hurt its relative results

In 2001, the Maxim Conservative Profile I Portfolio's asset class and underlying portfolio allocations were as follows:

Asset    AllocationUnderlying     1st    Underlying     2nd    Asset      Underlying 3rd
Qtr  Underlying    4th Qtr
Class              Portfolio      Qtr.   Portfolio      Qtr.   Class
Portfolio           Portfolio
                                   Allocation
--------------------------------------------------------------------------------------------------------------------
Large-Cap    25%   Maxim Value     15%   Maxim T. Rowe   10%      25%     Maxim T.
8.33%   Maxim T.      12.5%
                   Index                 Price Equity
Rowe                Rowe Price
                                         Income
Price               Equity Income
                                                                          Equity
                                                                          Income
                   Maxim T. Rowe   10%   Maxim Value    7.5%              Maxim
8.33%   Maxim Stock   12.5%
                   Price Equity          Index
Value               Index
                   Income                                                 Index
                                         Maxim Stock    7.5%              Maxim       8.33%
                                         Index                            Stock
                                                                          Index
--------------------------------------------------------------------------------------------------------------------
Bond         40%   Maxim U.S.      15%   Maxim U.S.      20%      50%     Maxim
20%   Maxim U.S.      20%
                   Government            Government
U.S.                Government
                   Securities            Securities
Government          Securities
                                                                          Securities
                   Maxim           10%     Maxim Bond    20%              Maxim
20%         Maxim     20%
                   Loomis-Sayles                Index                     Bond
Index               Loomis
                   Corporate
Bond                                                                  Sayles

Corporate

Bond
                     Maxim Bond    15%                                    Maxim
10%         Maxim     10%
                          Index
Global              Global Bond
                                                                              Bond
--------------------------------------------------------------------------------------------------------------------
Short        35%    Maxim Short    35%    Maxim Short    35%        25%   Maxim
25%         Maxim     25%
Term                  Term Bond             Term Bond
Short                Short Term
Bond
Term                       Bond
                                                                           Bond
--------------------------------------------------------------------------------------------------------------------
            100%                  100%                  100%
100%                  100%

Line graph:





                Maxim Conservative   Previous        New  Composite  Lehman
Wilshire 5000   Lehman
                Profile I Portfolio  Composite       Index           1-3 year
Index           Aggregate
                                     Index                           Credit
Index                    Bond Index
                10,000.00            10,000.00       10,000.00         10,000,00
10,000.00       10,000.00
1997            10,360.00            10,402.93       10,349.26         10,210.60
10,335.82       10,425.30
1998            11,214.70            11,689.98       11,587.78         10,932.18
12,757.50       11,330.84
1999            11,759.73            12,306.63       12,337.91         11,366.63
15,763.17       11,237.93
2000            12,448.85            13,043.49       12,958.63         12,253.68
13,608.58       12,544.90
2001            12,811.12            13,514.03       13,456.86         13,404.18
12,509.87       13,603.69

Portfolio Inception:  09/09/97
Past performance is not predictive of future results.

Maxim Conservative Profile I Portfolio
Total Return
One Year          2.91%
Since Inception            5.89%

Previous Composite Index
Lehman Aggregate Bond Index                 75%
Wilshire 5000 Index                         25%

New Composite Index
Lehman Aggregate Bond Index                 50%
Lehman 1-3 year Credit Index                25%
Wilshire 5000 Index                         25%
Please note that the composite index was modestly changed from the previous year to be more reflective of the underlying asset classes.

                       Maxim Moderate Profile I Portfolio

The profile series of Portfolios was designed to provide individuals with a portfolio that is well diversified across several asset classes and funds. The Moderate Profile I Portfolio is specifically designed for individuals who are seeking a balance between expected long-term returns and risk. Each of the profile funds is built upon a three-step approach.

1. Using modern portfolio theory, we annually allocate various percentages of the profile assets to different asset classes.

2. To maintain the asset class mix, we rebalance the Portfolio quarterly.

3. We choose the underlying funds from among several eligible. Currently, the specific funds are chosen based upon the historical returns, Sharpe ratio (a risk adjusted performance measurement), and Morningstar category rating of the eligible funds.


The performance of the Portfolio needs to be put in the context of the overall financial markets where most major equity markets suffered losses such as the Wilshire 5000 (down almost 11%) and MSCI EAFE (down over 21%). Conversely, most bond indexes were positive for the year such as the Lehman Aggregate Bond Index (up 8.42%). Overall, the Maxim Moderate Profile I Portfolio had a return of -2.74% compared to its blended index of -4.70% The portfolio's relative performance to its index was aided by exposure to the Maxim Ariel Small cap Portfolio and the Maxim T. Rowe Price Equity Income Portfolio.


In 2001, the Maxim Moderate Profile Portfolio's asset class and underlying portfolio allocations were as follows:

                     Underlying  1st     Underlying   2nd    Asset Class   Underlying
3rd    Underlying   4th
Asset Class AllocatioPortfolio    Qtr.   Portfolio     Qtr.  Allocation    Portfolio
Qtr   Portfolio     Qtr
--------------------------------------------------------------------------------------------------------------------
International  15%   American       5%   Maxim        7.5%   15%           Maxim
7.5%   Maxim        7.5%
                     Century VP          Templeton
Templeton            Templeton
                     International       International
International        International
                                         Equity
Equity               Equity
                     Maxim          5%   Maxim        7.5%                 Maxim
7.5%   Maxim        7.5%
                     Index               INVESCO ADR                       INVESCO
ADR          INVESCO ADR
                     European
                     Maxim          5%
                     Index
                     Pacific
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Small-Cap      10%   Maxim          5%   Maxim          5%   10%           Maxim
5%   Maxim          5%
                     INVESCO             INVESCO
INVESCO              Loomis
                     Small-Cap           Small-Cap
Small-Cap            Sayles
                     Growth              Growth
Growth               Small-Cap

Value
                     Maxim          5%   Maxim Ariel    5%                 Maxim Ariel
5%   Maxim Ariel    5%
                     Ariel               Small-Cap
Small-Cap            Small-Cap
                     Small-Cap           Value
Value                Value
                     Value
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Mid-Cap        15%   Maxim        7.5%   Maxim Ariel  7.5%   10%           Maxim Ariel
5%   Maxim Ariel    5%
                     Ariel               MidCap Value                      MidCap
Value         MidCap Value
                     MidCap
                     Value
                        Maxim T.  7.5%       Maxim T. 7.5%                      Maxim T.
5%       Maxim T.   5%
                      Rowe Price           Rowe Price                         Rowe
Price          Rowe Price
                         Mid Cap              Mid Cap                            Mid
Cap             Mid Cap
                          Growth               Growth
Growth              Growth
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Large-Cap      25%   Maxim         15%   Maxim Value   10%   25%           Maxim Value
12.5%  Maxim T.     12.5%
                     Value Index         Index
Index                Rowe Price

Equity

Income
                     Maxim T.      10%   Maxim T.      15%                 Maxim T.
12.5%  Maxim Stock  12.5%
                     Rowe Price          Rowe Price                        Rowe
Price           Index
                     Equity              Equity                            Equity Income
                     Income              Income
--------------------------------------------------------------------------------------------------------------------
Bond           20%   Maxim U.S.    10%   Maxim U.S.    10%   35%           Maxim U.S.
12.5%  Maxim U.S.   12.5%
                     Government          Government
Government           Government
                     Securities          Securities
Securities           Securities
                     Maxim Bond    10%   Maxim Bond    10%                 Maxim Loomis
12.5%  Maxim        12.5%
                     Index               Index
Sayles               Loomis

Corporate            Sayles

Bond                 Corporate

Bond
                                                                           Maxim Global
10%   Maxim         10%

Bond                 Global Bond
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Short Term     15%   Maxim         15%   Maxim         15%   5%            Maxim
5%   Maxim          5%
Bond                 Short-term          Short-term
Short-term           Short-term
                     Maturity            Maturity                          Maturity
Bond        Maturity
                     Bond
Bond                                                   Bond
--------------------------------------------------------------------------------------------------------------------
              100%                100%                100%
100%                100%


Line graph:

           Maxim Moderate   Previous       New  Composite  Lehman 1-3     MSCI EAFE
Wilshire 5000   Lehman
           Profile       I  Composite      Index           year Credit    Index
Index           Aggregate
           Portfolio        Index
Index                                         Bond Index
              10,000.00       10,000.00      10,000.00     10,000.00        10,000.00
10,000.00      10,000.00
1997          10,260.00       10,235.77      10,229.50       10,210.60      9,460.00
10,335.82      10,425.30
1998          11,430.67       12,058.25      11,967.18       10,932.18      11,383.52
12,757.50      11,330.84
1999          13,308.72       13,937.86      13,715.40       11,366.63      14,491.03
15,763.17      11,237.93
2000          13,125.06       13,451.72      13,365.56       12,253.68      12,473.49
14,038.68      12,544.90
2001          12,765.44       12,688.67      12,742.92       13,404.18      9,827.86
12,509.87      13,603.69

Portfolio Inception:  09/09/97
Past performance is not predictive of future results.

Maxim Moderate Profile I Portfolio
Total Return
One Year           -2.74%
Since Inception              5.81%

Previous Composite Index
Lehman Aggregate Bond Index         35%
Wilshire 5000 Index                 50%
MSCI EAFE Index            15%

New Composite Index
Lehman Aggregate Bond Index         35%
Wilshire 5000 Index                 45%
MSCI EAFE Index            15%
Lehman 1-3 year Credit Index        5%
Please note that the composite index was modestly changed from the previous year to be more reflective of the underlying asset classes.

                 Maxim Moderately Aggressive Profile I Portfolio

The profile series of Portfolios was designed to provide individuals with a portfolio that is well diversified across several asset classes and funds. The Moderately Aggressive Profile I Portfolio is specifically designed for individuals who are seeking above average returns, but are also willing to take on additional risk. Each of the Profile Portfolios is built upon a three-step approach.

1. Using modern portfolio theory, we annually allocate various percentages of the profile assets to different asset classes.

2. To maintain the asset class mix, we rebalance the Portfolio quarterly.

3. We choose the underlying funds from among several eligible. Currently, the specific funds are chosen based upon the historical returns, Sharpe ratio (a risk adjusted performance measurement), and Morningstar category rating of the eligible funds.


The performance of the Portfolio needs to be put in the context of the overall financial markets where most major equity markets suffered losses such as the Wilshire 5000 (down almost 11%) and MSCI EAFE (down over 21%). Conversely, most bond indexes were positive for the year such as the Lehman Aggregate Bond Index (up 8.42%). Overall, the Maxim Moderately Aggressive Profile I Portfolio had a return of -4.64% compared to its blended index of -8.17%. The Portfolio's relative performance to its index was aided by exposure to the Maxim Ariel Small-Cap Value Portfolio and the Maxim T. Rowe Price Equity Income Portfolio.

In 2001, the Maxim Moderately Aggressive Profile Portfolio's asset class and underlying portfolio allocations were as follows:

                                                               Asset
                        Underlying  1st     Underlying  2nd    Class
Underlying           Underlying
Asset Class   AllocationPortfolio   Qtr.    Portfolio   Qtr.   Allocations Portfolio   3rd
Qtr  Portfolio   4th Qtr
--------------------------------------------------------------------------------------------------------------------
International       20% American      10%   Maxim        10%   20%         Maxim
10%   Maxim         10%
                        Century VP          Templeton
Templeton            Templeton
                        International       International
International        International
                                            Equity
Equity               Equity
                        Maxim          5%   Maxim        10%               Maxim
10%   Maxim         10%
                        Index               INVESCO ADR                    INVESCO
ADR          INVESCO ADR
                        European
                        Maxim          5%
                        Index
                        Pacific
--------------------------------------------------------------------------------------------------------------------
Small-Cap           10% Maxim          5%   Maxim         5%   10%         Maxim
5%   Maxim          5%
                        INVESCO             INVESCO
INVESCO              Loomis
                        Small-Cap           Small-Cap
Small-Cap            Sayles
                        Growth              Growth
Growth               Small Cap

Value
                        Maxim          5%   Maxim         5%               Maxim
5%   Maxim          5%
                        Ariel               Ariel
Ariel                Ariel
                        Small-Cap           Small-Cap
Small-Cap            Small-Cap
                        Value               Value
Value                Value
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Mid-Cap             20% Maxim T.      10%   Maxim T.     10%   20%         Maxim T.
10%   Maxim T.      10%
                        Rowe Price          Rowe Price                     Rowe
Price           Rowe Price
                        Mid-Cap             Mid-Cap
Mid-Cap              Mid-Cap
                        Growth              Growth
Growth               Growth
                        Maxim         10%   Maxim        10%               Maxim
10%   Maxim         10%
                        Ariel               Ariel
Ariel                Ariel
                        MidCap              MidCap
MidCap               MidCap
                        Value               Value
Value                Value
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Large-Cap           30% Maxim T.      15%   Maxim T.     15%   25%         Maxim T.
12.5%   Maxim T.    12.5%
                        Rowe Price          Rowe Price                     Rowe
Price           Rowe Price
                        Equity              Equity
Equity               Equity
                        Income              Income
Income               Income
                        Maxim         15%   Maxim        15%               Maxim
12.5%   Maxim       12.5%
                        Value Index         Value Index                    Value
Index          Stock Index

--------------------------------------------------------------------------------------------------------------------
Bond                15% Maxim U.S.   7.5%   Maxim U.S.  7.5%   25%         Maxim U.S.
7.5%   Maxim U.S.   7.5%
                        Government          Government
Government           Government
                        Securities          Securities
Securities           Securities
                        Maxim Bond   7.5%   Maxim Bond  7.5%               Maxim
7.5%   Maxim        7.5%
                        Index               Index
Loomis               Loomis

Sayles               Sayles

Corporate            Corporate

Bond                 Bond
                                                                           Maxim
10%   Maxim         10%
                                                                           Global
Bond          Global Bond
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Short Term           5% Maxim          5%   Maxim         5%
Bond                    Short Term          Short Term
                        Bond                Bond
--------------------------------------------------------------------------------------------------------------------
                   100%              100%                 100%
100%                100%

Line graph:

            Maxim Moderately   Previous        New  Composite  MSCI EAFE       Wilshire
5000      Lehman Aggregate
            Aggressive         Composite       Index           Index
Index              Bond Index
            Profile I          Index
            Portfolio
            10,000.00          10,000.00            10,000.00  10,000.00
10,000.00          10,000.00
1997        10,366.00          10,174.08            10,183.03  9,460.00
10,335.82          10,425.30
1998        11,665.90          12,269.84            12,130.49  11,383.52
12,757,50          11,330.84
1999        14,238.23          14,803.64            14,339.78  14,491.03
15,763.17          11,237.93
2000        13,620.29          13,596.99            13,494.59  12,473.49
14,038.68          12,544.90
2001        12,988.31          12,229.88            12,398.62  9,827.86
12,509.87          13,603.69

Portfolio Inception:  09/09/97
Past performance is not predictive of future results.

Maxim Moderately Aggressive Profile I Portfolio
Total Return
One Year           -4.64%
Since Inception            6.23%

Previous Composite Index
Lehman Aggregate Bond Index         15%
Wilshire 5000 Index                 65%
MSCI EAFE Index            20%

New Composite Index
Lehman Aggregate Bond Index         25%
Wilshire 5000 Index                 55%
MSCI EAFE Index            20%
Please note that the composite index was modestly changed from the previous year to be more reflective of the underlying asset classes.

                Maxim Moderately Conservative Profile I Portfolio

The profile series of Portfolios was designed to provide individuals with a portfolio that is well diversified across several asset classes and funds. The Moderately Conservative Profile I Portfolio is specifically designed for individuals who are seeking to control risk, but also are comfortable with some exposure to higher risk asset classes. Each of the Profile Portfolios is built upon a three-step approach.

1. Using modern portfolio theory, we annually allocate various percentages of the profile assets to different asset classes.

2. To maintain the asset class mix, we rebalance the Portfolio quarterly.

3. We choose the underlying funds from among several eligible. Currently, the specific funds are chosen based upon the historical returns, Sharpe ratio (a risk adjusted performance measurement), and Morningstar category rating of the eligible funds.

The performance of the Portfolio needs to be put in the context of the overall financial markets where most major equity markets suffered losses such as the Wilshire 5000 (down almost 11%) and MSCI EAFE (down over 21%). Conversely, most bond indexes were positive for the year such as the Lehman Aggregate Bond Index (up 8.42%). Overall, the Maxim Moderately Conservative I Portfolio had a return of -.66% % compared to its blended index of -1.23%. The Portfolio's relative performance to its index was aided by exposure to value funds such as the Maxim
T. Rowe Price Equity Income Portfolio. The Portfolio's exposure to Maxim Loomis Sayles Corporate Bond Portfolio hurt its relative results.

In 2001, the Maxim Moderately Conservative Profile I Portfolio's asset class and underlying portfolio allocations were as follows:

Asset Class   AllocationUnderlying  1st     Underlying  2nd Qtr. Asset     Underlying   3rd
Qtr Underlying  4th Qtr
                        Portfolio   Qtr.    Portfolio            Class
Portfolio            Portfolio
                                   Allocation
--------------------------------------------------------------------------------------------------------------------
International     15%   American       5%   Maxim         7.5%   10%       Maxim
5%   Maxim          5%
                        Century VP          Templeton
Templeton            Templeton
                        International       International
International        International
                                            Equity
Equity               Equity
                        Maxim          5%   Maxim         7.5%             Maxim
5%   Maxim          5%
                        Index               INVESCO ADR                    INVESCO
ADR          INVESCO ADR
                        European
                        Maxim          5%
                        Index
                        Pacific
--------------------------------------------------------------------------------------------------------------------
Mid-Cap           10%   Maxim T.       5%   Maxim T.        5%   10%       Maxim T.
5%   Maxim T.       5%
                        Rowe Price          Rowe Price                     Rowe
Price           Rowe Price
                        Mid Cap             Mid Cap                        Mid
Cap              Mid Cap
                        Growth              Growth
Growth               Growth
                        Maxim          5%   Maxim           5%             Maxim Ariel
5%   Maxim          5%
                        Ariel               Ariel                          MidCap
Value         Ariel
                        MidCap
MidCap                                              MidCap
                        Value
Value                                               Value
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Large-Cap         25%   Maxim         15%   Maxim          10%   25%       Maxim Value
12.5%   Maxim       12.5%
                        Value Index         Value Index
Index                Stock Index
                        Maxim T.      10%   Maxim T.       15%             Maxim T.
12.5%   Maxim T.    12.5%
                        Rowe Price          Rowe Price                     Rowe
Price           Rowe Price
                        Equity              Equity
Equity               Equity
                        Income              Income
Income               Income
--------------------------------------------------------------------------------------------------------------------
Bond              25%   Maxim U.S.  12.5%   Maxim U.S.   12.5%   45%       Maxim U.S.
15%   Maxim U.S.    15%
                        Government          Government
Government           Government
                        Securities          Securities
Securities           Securities
                        Maxim Bond  12.5%   Maxim Bond   12.5%             Maxim
15%   Maxim         15%
                        Index               Index
Loomis-Sayles        Loomis-Sayles

Corporate            Corporate

Bond                 Bond

Maxim                Maxim
                                                                           Global Bond
15%   Global Bond   15%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Short Term        25%   Maxim         25%   Maxim          25%   10%       Maxim
10%   Maxim         10%
Bond                    Short-term          Short-term
Short-term           Short-term
                        Maturity            Maturity
Maturity             Maturity
                        Bond                Bond
Bond                 Bond
--------------------------------------------------------------------------------------------------------------------
                                                                 ----------
                 100%                100%                 100%
100%                100%

Line graph:

           Maxim  Moderately  Previous        New            MSCI EAFE       Wilshire
Lehman     1-3  Lehman
           Conservative       Composite       Composite      Index           5000
Year    Credit  Aggregate
           Profile I          Index           Index                          Index
Index           Bond Index
            Portfolio
           10,000.00          10,000.00         10,000.00    10,000.00
10,000.00         10,000.00  10,000.00
1997       10,229.00          10,249.19         10,275.98    9,460.00        10,335.82
10,210.60     10,425.30
1998       11,226.33          11,847.39         11,801.89    11,383.52       12,757,50
10,932.18     11,330.84
1999       12,162.60          13,260.87         13,100.59    14,491.03       15,763.17
11,366.63     11,237.93
2000       12,148.01          13,247.29         13,204.43    12,473.49       14,038.68
12,253.68     12,544.90
2001       12,067.83          12,879.95         13,046.56    9,827.86        12,509.87
13,404.18     13,603.69

Portfolio Inception:  09/09/97
Past performance is not predictive of future results.

Maxim Moderately Conservative Profile I Portfolio
Total Return
One Year           -0.66%
Since Inception             4.44%

Composite Index
Lehman Aggregate Bond Index         50%
Wilshire 5000 Index                 35%
MSCI EAFE Index            15%

New Composite Index Lehman Aggregate Bond Index 45% Wilshire 5000 Index 35% MSCI EAFE Index 10% Lehman 1-3 year Credit Index 10%.
Please note that the composite index was modestly changed from the previous year to be more reflective of the underlying asset classes.

                      Maxim Aggressive Profile II Portfolio

The profile series of Portfolios was designed to provide individuals with a portfolio that is well diversified across several asset classes and funds. The Aggressive Profile II Portfolio is specifically designed for individuals who are seeking higher total returns, but also understand that greater risk is associated with this Portfolio as compared to other Profile Portfolios. Each of the Profile Portfolios is built upon a three-step approach.

1. Using modern portfolio theory, we annually allocate various percentages of the profile assets to different asset classes.

2. To maintain the asset class mix, we rebalance the Portfolio quarterly.

3. We choose the underlying funds from among several eligible. Currently, the specific funds are chosen based upon the historical returns, Sharpe ratio (a risk adjusted performance measurement), and Morningstar category rating of the eligible.

The performance of the Portfolio needs to be put in the context of the overall financial markets where most major equity markets suffered losses such as the Wilshire 5000 (down almost 11%) and MSCI EAFE (down over 21%). Conversely, most bond indexes were positive for the year such as the Lehman Aggregate Bond Index (up 8.42%). Overall, the Maxim Aggressive Profile II Portfolio had a return of -13.37%% compared to its blended index of -13.53%. The Portfolio's relative performance to its index was aided by exposure value funds such as the Maxim Loomis Sayles Small-Cap Value Portfolio and the Maxim Ariel Small-Cap Value Portfolio. The Portfolio's exposure to growth funds such as the INVESCO Dynamics Fund and the Janus Twenty Fund hurt its relative results.

The Portfolio's asset class and underlying portfolio allocations for the year 2001 were as follows:

Asset Class AllocationUnderlying      1st    Underlying      2nd    Underlying      3rd
Underlying        4th Qtr
            Ranges    Portfolio       Qtr.   Portfolio       Qtr.   Portfolio       Qtr
Portfolio
------------------------------------------------------------------------------------
--------------------------
                                                                                    -------
International15 -35%  Maxim Index     6.25%  Maxim Index        5%  Maxim Index        5%
Maxim Index        4.16%
                      European               European               European
European
                      Maxim Index     6.25%  Maxim Index        5%  Maxim Index        5%
Maxim Index        4.16%
                      Pacific                Pacific                Pacific
Pacific
                      Maxim INVESCO   6.25%  Maxim INVESCO      5%  Maxim INVESCO      5%
Maxim INVESCO ADR  4.17%
                      ADR                    ADR                    ADR
                      Janus Aspen     6.25%  Janus Aspen        5%  Janus Aspen        5%
Putnam             4.17%
                      Worldwide              Worldwide              Worldwide
International
                      Growth                 Growth                 Growth
Voyager
                      Retirement             Retirement             Retirement
                                             Templeton          5%  Templeton          5%
Templeton          4.17%
                                             Developing             Developing
Developing Mkts A
                                             Mkts A                 Mkts A

Oakmark            4.17%

International II
                      ----------------
            ----------
-------------------------------------------------------------------------------
Small-Cap     10-30%  Maxim Loomis    3.33%  Maxim Loomis    3.33%  Maxim Loomis    3.33%
Maxim Loomis       2.22%
                      Sayles                 Sayles                 Sayles
Sayles Small-Cap
                      Small-Cap Value        Small-Cap Value        Small-Cap Value
Value
                      Maxim Ariel     3.33%  Maxim Ariel     3.33%  Maxim Ariel     3.33%
Maxim Ariel        2.22%
                      Small-Cap Value        Small-Cap Value        Small-Cap Value
Small-Cap Value
                      Berger Small    3.33%  Berger Small    3.33%  Berger Small    3.33%
Berger Small       2.22%
                      Company Growth         Company Growth         Company Growth
Company Growth
                      Inv                    Inv                    Inv
Inv
                      Maxim INVESCO   3.33%  Maxim INVESCO   3.33%  Maxim INVESCO   3.33%
Maxim INVESCO      2.22%
                      Small-Cap              Small-Cap              Small-Cap
Small-Cap Growth
                      Growth                 Growth                 Growth
                      Orchard Index   6.67%  Orchard Index   6.67%  Orchard Index   6.67%
Putnam Capital     6.67%
                      600                    600                    600
Opportunities A

Strong Advisor     2.23%

Small-Cap Value

AIM Small-Cap      2.22%

Growth A

---------------------------------------------------------------------------------------------------------
Mid-Cap       20-40%  Maxim Index 400   15%  Maxim Index 400   15%  Maxim Index 400   15%
Maxim Index 400       5%
                      INVESCO            5%  INVESCO          7.5%  INVESCO          7.5%
INVESCO Dynamics      5%
                      Dynamics Inv           Dynamics Inv           Dynamics Inv
Inv
                      Maxim T. Rowe      5%  Maxim T. Rowe    7.5%  Maxim T. Rowe    7.5%
Maxim T. Rowe         5%
                      Mid Cap Growth         Mid Cap Growth         Mid Cap Growth
Mid Cap Growth
                      Lord Abbett        5%
INVESCO Leisure       5%
                      Growth
Inv
                      Opportunities A

Oakmark Select II    10%

---------------------------------------------------------------------------------------------------------
Large-Cap     15-35%  Maxim Value     2.08%  Maxim Value     1.67%  Maxim Value     2.08%
Maxim Value Index  2.08%
                      Index                  Index                  Index
                      Orchard DJIA    2.08%  Orchard DJIA    1.67%  Orchard DJIA    2.08%
Orchard DJIA       2.08%
                      Index                  Index                  Index
Index
                      Orchard NASDAQ  2.08%  Orchard NASDAQ  2.78%  Orchard NASDAQ  2.78%
Orchard NASDAQ     1.67%
                      100 Index              100 Index              100 Index
100 Index
                      MFS Capital     2.78%  MFS Capital     2.78%  MFS Capital     2.78%
MFS Capital        8.33%
                      Opportunities A        Opportunities A        Opportunities A
Opportunities A
                      Orchard S&P     2.78%  Orchard S&P     2.78%  Orchard S&P     2.78%
Oppenheimer        1.67%
                      500 Index              500 Index              500 Index
Capital

Appreciation
                      American Cent   2.08%  American Cent   1.67%  American Cent   2.08%
Marsico Focus      1.67%
                      Inc & Growth           Inc & Growth           Inc & Growth
                      Adv                    Adv                    Adv
                      Janus Twenty    2.08%  Janus Twenty    2.78%  Janus Twenty    2.78%
Putnam Fund for    2.08%

Growth & Inc A
                      Maxim Growth    2.08%  Putnam Fund     1.67%  Putnam Fund     2.08%
Berger Large-Cap   1.67%
                      Index                  for Growth &           for Growth &
Growth
                                             Inc A                  Inc A
                      INVESCO Blue    2.08%  Marsico Focus   2.78%  Marsico Focus   2.78%
AIM Select         1.67%
                      Chip Growth
Equity A
                      Nvest Growth &  2.08%  Nvest Growth &  1.67%  Maxim Stock     2.78%
CDC Nvest Growth   2.08%
                      Inc A                  Inc A                  Index                  &
Inc A
                      Maxim Stock     2.78%  Maxim Stock     2.78%
                      Index                  Index

---------------------------------------------------------------------------------------------------------


Line graph:

             Maxim Aggressive       Previous        New            S&P 500       MSCI
EAFE      Wilshire 5000
             Profile II             Composite       Composite      Index
Index           Index
             Portfolio              Index           Index
             10,000.00              10,000.00       10,000.00      10,000.00
10,000.00      10,000.00
1999         11,692.00              11,381.36         11,533.21    11,185.44
11,694.42      11,479.47
2000         10,972.94              11,241.52         10,171.52    10,167.12
10,009.65      10,223.62
2001         9,505.86               10,309.37         8,767.09     8,959.26
7,751.47       9,110.26

Portfolio Inception:  09/16/99
Past performance is not predictive of future results.

Maxim Aggressive Profile II Portfolio
Total Return
One Year          -13.37%
Since Inception             -2.15%

Previous Composite Index
MSCI World Index ex. U.S.  25%
Russell 2000 Index                  20%
S&P 500 Index                       25%
S&P 400 Index                       30%

New Composite Index
MSCI World Index ex. U.S.  25%
Wilshire 5000                       75%
Please note that the composite index was modified from the previous year to be more reflective of the underlying asset classes.

                     Maxim Conservative Profile II Portfolio

The profile series of Portfolios was designed to provide individuals with a portfolio that is well diversified across several asset classes and funds. The Conservative Profile II Portfolio is specifically designed for individuals who are seeking to establish a conservative portfolio, but want some exposure to the equity markets. Each of the Profile Portfolios is built upon a three-step approach.

1. Using modern portfolio theory, we annually allocate various percentages of the profile assets to different asset classes.

2. To maintain the asset class mix, we rebalance the Portfolio quarterly.

3. We choose the underlying funds from among several eligible. Currently, the specific funds are chosen based upon the historical returns, Sharpe ratio (a risk adjusted performance measurement), and Morningstar category rating of the eligible.

The performance of the Portfolio needs to be put in the context of the overall financial markets where most major equity markets suffered losses such as the Wilshire 5000 (down almost 11%) and MSCI EAFE (down over 21%). Conversely, most bond indexes were positive for the year such as the Lehman Aggregate Bond Index (up 8.42%). Overall, the Maxim Conservative Profile II Portfolio had a return of ..60% compared to its blended index of 3.84%. The Portfolio's relative performance to its index was aided by exposure to value funds such as the Maxim Value Index Portfolio. The Portfolio's exposure to funds such as the Janus Twenty Fund and the Maxim Loomis Sayles Corporate Bond Portfolio hurt its relative results

The Portfolio's asset class and underlying portfolio allocations for the year 2001 were as follows:

Asset Class  AllocatioUnderlying  1st    Underlying      2nd    Underlying     3rd
Underlying      4th
             Ranges   Portfolio   Qtr.   Portfolio       Qtr.   Portfolio      Qtr
Portfolio       Qtr

-------------------------------------------------------------------------------------------------------------
Large-Cap     15-35%  Maxim       2.08%  Maxim Value     1.67%  Maxim Value    2.08%  Maxim
Value     2.08%
                      Value Index        Index                  Index                 Index
                      Orchard     2.08%  Orchard DJIA    1.67%  Orchard DJIA   2.08%
Orchard DJIA    2.08%
                      DJIA Index         Index                  Index                 Index
                      Orchard     2.08%  Orchard NASDAQ  2.78%  Orchard        2.78%
Orchard NASDAQ  1.67%
                      NASDAQ 100         100 Index              NASDAQ 100            100
Index
                      Index                                     Index
                      MFS         2.78%  MFS Capital     2.78%  MFS Capital    2.78%  MFS
Capital     8.33%
                      Capital            Opportunities A        Opportunities
Opportunities A
                      Opportunities                             A
                      A
                      Orchard     2.78%  Orchard S&P     2.78%  Orchard S&P    2.78%
Oppenheimer     1.67%
                      S&P 500            500 Index              500 Index             Capital
                      Index
Appreciation
                      American    2.08%  American Cent   1.67%  American Cent  2.08%
Marsico Focus   1.67%
                      Cent Inc &         Inc & Growth           Inc & Growth
                      Growth Adv         Adv                    Adv
                      Janus       2.08%  Janus Twenty    2.78%  Janus Twenty   2.78%  Putnam
Fund     2.08%
                      Twenty                                                          for
Growth &
                                                                                      Inc A
                      Maxim       2.08%  Putnam Fund     1.67%  Putnam Fund    2.08%
Berger          1.67%
                      Growth             for Growth &           for Growth &
Large-Cap
                      Index              Inc A                  Inc A                 Growth
                      INVESCO     2.08%  Marsico Focus   2.78%  Marsico Focus  2.78%  AIM
Select      1.67%
                      Blue Chip                                                       Equity
A
                      Growth
                      Nvest       2.08%  Nvest Growth &  1.67%  Maxim Stock    2.78%  CDC
Nvest       2.08%
                      Growth &           Inc A                  Index                 Growth
& Inc A
                      Inc A
                      Maxim       2.78%  Maxim Stock     2.78%
                      Stock Index        Index
-------------

------------------------------------------------------------------------------------------------
International  0-10%                                                                  Maxim
Global      10%
Bond                                                                                  Bond
-------------------------------------------------------------------------------------------------------------
Bond          30-50%  Maxim U.S.     8%  Maxim U.S.        10%  Maxim U.S.     13.33% Maxim
U.S.      6.67%
                      Govt               Govt Mortgage          Govt Mortgage         Govt.
                      Mortgage           Secs.                  Securities
Mortgage
                      Secs
Securities
                      Maxim Bond     8%  Maxim Bond        10%  Maxim Bond     13.33% Maxim
Bond      6.67%
                      Index              Index                  Index                 Index
                      Lord           8%  Lord Abbett       10%  Lord Abbett    13.33% Lord
Abbett     6.67%
                      Abbett             Bond-Debenture         Bond-Debenture
Bond-Debenture
                      Bond-Debenture     A                      A                     A
                      A
                      Maxim          8%  Maxim Loomis      10%                        Maxim
Loomis    6.67%
                      Loomis             Sayles                                       Sayles
                      Sayles             Corporate Bond
Corporate Bond
                      Corporate
                      Bond
                      INVESCO        8%
American        6.66%
                      Select                                                          Century
                      Income
Treasury Adv

Strong          6.66%

Corporate
                                                                                      Bond
Advisor
-------------------------------------------------------------------------------------------------------------
Short Term    25-45%  Maxim         35%  Maxim Short       35%  Maxim Short      35%  Maxim
Short       25%
Bond                  Short Term         Term Maturity          Term Maturity         Term
Maturity
                      Maturity
-------------------------------------------------------------------------------------------------------------


Line graph:

           Maxim Conservative      Previous       New   Composite  Lehman          Wilshire
5000    Lehman
           Profile II              Composite      Index            1-3 year
Index            Intermediate
           Portfolio               Index                           Credit
Index                     Govt/Credit

Bond Index
           10,000.00               10,000.00        10,000.00        10,892.40
10,000.00      10,000.00
1999       10,500.00               10,462.03         10,464.51       10,055.20
11,791.82     10,005.50
2000       10,599.75               10,943.28         10,921.57       10,876.81
10,501.79     11,018.06
2001       10,663.35               11,344.81         11,346.50       11,804.93
9,358.15      12,005.27

Portfolio Inception:  09/30/99
Past performance is not predictive of future results.

Maxim Conservative Profile II Portfolio
Total Return
One Year           0.60%
Since Inception             2.82%

Previous Composite Index
Lehman Govt. 1-3 Year Index                 35%
Lehman Intermediate Govt/Credit Index       40%
S&P 500 Index                               25%

New Composite Index
Lehman Govt. 1-3 Year Index                 25%
Lehman Intermediate Govt/Credit Index       50%
Wilshire 5000 Index                         25%
Please note that the composite index was modified from the previous year to be more reflective of the underlying asset classes.

                       Maxim Moderate Profile II Portfolio

The profile series of Portfolios was designed to provide individuals with a portfolio that is well diversified across several asset classes and funds. The Moderate Profile II Portfolio is specifically designed for individuals who are seeking a balance between expected long-term returns and risk. Each of the Profile Portfolios is built upon a three-step approach.

1. Using modern portfolio theory, we annually allocate various percentages of the profile assets to different asset classes.

2. To maintain the asset class mix, we rebalance the Profile Portfolios quarterly.

3. We choose the underlying funds from among several eligible. Currently, the specific funds are chosen based upon the historical returns, Sharpe ratio (a risk adjusted performance measurement), and Morningstar category rating of the eligible.

The performance of the Portfolio needs to be put in the context of the overall financial markets where most major equity markets suffered losses such as the Wilshire 5000 (down almost 11%) and MSCI EAFE (down over 21%). Conversely, most bond indexes were positive for the year such as the Lehman Aggregate Bond Index (up 8.42%). Overall, the Maxim Moderate Profile II Portfolio had a return of -6.74% compared to its blended index of -4.70%. The Portfolio's relative performance to its index was aided by exposure value funds such as the Maxim Loomis Sayles Small-Cap Value Portfolio and the Maxim Ariel Small-Cap Value Portfolio. The Portfolio's exposure to growth funds such as the INVESCO Dynamics Fund and the Janus Twenty Fund hurt its relative results

The Portfolio's asset class and underlying portfolio allocations for the year 2001 were as follow

Asset Class   AllocationUnderlying   1st     Underlying     2nd     Underlying    3rd Qtr
Underlying     4th Qtr.
              Ranges    Portfolio    Qtr.    Portfolio      Qtr.    Portfolio
Portfolio
------------------------------------------------------------------------------------------------------------------
International    5-25%  Maxim Index   3.75%  Maxim Index        3%  Maxim Index       3%
Maxim Index       2.5%
                        European             European               European
European
                        Maxim Index   3.75%  Maxim Index        3%  Maxim Index       3%
Maxim Index       2.5%
                        Pacific              Pacific                Pacific
Pacific
                        Maxim         3.75%  Maxim INVESCO      3%  Maxim             3%
Maxim INVESCO    2.51%
                        INVESCO ADR          ADR                    INVESCO ADR           ADR
                        Janus Aspen   3.75%  Janus Aspen        3%  Janus Aspen       3%
Putnam           2.51%
                        Worldwide            Worldwide              Worldwide
International
                        Growth               Growth                 Growth
Voyager
                        Retirement           Retirement             Retirement
                                             Templeton          3%  Templeton         3%
Templeton         2.5%
                                             Developing             Developing
Developing
                                             Mkts A                 Mkts A
Mkts A

Oakmark           2.5%

International
                                                                                          II
------------------------------------------------------------------------------------------------------------------
--------------
Small-Cap        0-20%  Maxim         1.67%  Maxim Loomis    1.67%  Maxim Loomis   1.67%
Maxim Loomis     1.11%
                        Loomis               Sayles                 Sayles
Sayles
                        Sayles               Small-Cap              Small-Cap
Small-Cap
                        Small-Cap            Value                  Value
Value
                        Value
                        Maxim Ariel   1.67%  Maxim Ariel     1.67%  Maxim Ariel    1.67%
Maxim Ariel      1.11%
                        Small-Cap            Small-Cap              Small-Cap
Small-Cap
                        Value                Value                  Value
Value
                        Berger        1.67%  Berger Small    1.67%  Berger Small   1.67%
Berger Small     1.11%
                        Small                Company                Company
Company
                        Company              Growth Inv             Growth Inv
Growth Inv
                        Growth Inv
                        Maxim         1.67%  Maxim INVESCO   1.67%  Maxim          1.67%
Maxim INVESCO    1.11%
                        INVESCO              Small-Cap              INVESCO
Small-Cap
                        Small-Cap            Growth                 Small-Cap
Growth
                        Growth                                      Growth
                        Orchard       3.33%  Orchard Index   3.33%  Orchard        3.33%
Putnam           3.34%
                        Index 600            600                    Index 600
Capital

Opportunities
                                                                                          A

Strong           1.11%

Advisor

Small-Cap

Value

AIM Small-Cap    1.11%

Growth A
------------------------------------------------------------------------------------------------------------------
Mid-Cap          5-25%  Maxim Index    7.5%  Maxim Index      7.5%  Maxim Index     7.5%
Maxim Index      1.66%
                        400                  400                    400                   400
                        INVESCO        2.5%  INVESCO         3.75%  INVESCO        3.75%
INVESCO          1.67%
                        Dynamics Inv         Dynamics Inv           Dynamics Inv
Dynamics Inv
                        Maxim T.       2.5%  Maxim T. Rowe   3.75%  Maxim T.       3.75%
Maxim T. Rowe    1.67%
                        Rowe Mid             Mid Cap Growth         Rowe Mid Cap
Mid Cap Growth
                        Cap Growth                                  Growth
                        Lord Abbett    2.5%
INVESCO          1.67%
                        Growth
Leisure Inv
                        Opportunities
                        A

Oakmark          3.33%

Select II
------------------------------------------------------------------------------------------------------------------
Large-Cap       20-40%  Maxim Value   2.08%  Maxim Value     1.67%  Maxim Value    2.08%
Maxim Value      2.08%
                        Index                Index                  Index
Index
                        Orchard       2.08%  Orchard DJIA    1.67%  Orchard DJIA   2.08%
Orchard DJIA     2.08%
                        DJIA Index           Index                  Index
Index
                        Orchard       2.08%  Orchard         2.78%  Orchard        2.78%
Orchard          1.67%
                        NASDAQ 100           NASDAQ 100             NASDAQ 100
NASDAQ 100
                        Index                Index                  Index
Index
                        MFS Capital   2.78%  MFS Capital     2.78%  MFS Capital    2.78%
MFS Capital      8.33%
                        Opportunities        Opportunities          Opportunities
Opportunities
                        A                    A                      A                     A
                        Orchard S&P   2.78%  Orchard S&P     2.78%  Orchard S&P    2.78%
Oppenheimer      1.67%
                        500 Index            500 Index              500 Index
Capital

Appreciation
                        American      2.08%  American Cent   1.67%  American       2.08%
Marsico Focus    1.67%
                        Cent Inc &           Inc & Growth           Cent Inc &
                        Growth Adv           Adv                    Growth Adv
                        Janus Twenty  2.08%  Janus Twenty    2.78%  Janus Twenty   2.78%
Putnam Fund      2.08%

for Growth &

Inc A
                        Maxim         2.08%  Putnam Fund     1.67%  Putnam Fund    2.08%
Berger           1.67%
                        Growth Index         for Growth &           for Growth &
Large-Cap
                                             Inc A                  Inc A
Growth
                        INVESCO       2.08%  Marsico Focus   2.78%  Marsico Focus  2.78%
AIM Select       1.67%
                        Blue Chip
Equity A
                        Growth
                        Nvest         2.08%  Nvest Growth    1.67%  Maxim Stock    2.78%
CDC Nvest        2.08%
                        Growth &             & Inc A                Index
Growth & Inc A
                        Inc A
                        Maxim Stock   2.78%  Maxim Stock     2.78%
                        Index                Index
------------------------------------------------------------------------------------------------------------------
International    0-10%
Maxim Global       10%
Bond
Bond
------------------------------------------------------------------------------------------------------------------
Bond             5-25%  Maxim U.S.       4%  Maxim U.S.         5%  Maxim U.S.     6.67%
Maxim U.S.       4.17%
                        Govt                 Govt Mortgage          Govt
Govt.
                        Mortgage             Secs.                  Mortgage
Mortgage
                        Secs                                        Securities
Securities
                        Maxim Bond       4%  Maxim Bond         5%  Maxim Bond     6.67%
Maxim Bond       4.17%
                        Index                Index                  Index
Index
                        Lord Abbett      4%  Lord Abbett        5%  Lord Abbett    6.67%
Lord Abbett      4.17%
                        Bond-Debenture       Bond-Debenture         Bond-Debenture
Bond-Debenture
                        A                    A                      A                     A
                        Maxim            4%  Maxim Loomis       5%
Maxim Loomis     4.17%
                        Loomis               Sayles
Sayles
                        Sayles               Corporate Bond
Corporate
                        Corporate
Bond
                        Bond
                        INVESCO          4%
American         4.16%
                        Select
Century
                        Income
Treasury Adv

Strong           4.16%

Corporate

Bond Advisor
------------------------------------------------------------------------------------------------------------------
Short Term       5-25%  Maxim Short     15%  Maxim Short       15%  Maxim Short      15%
Maxim Short         5%
Bond                    Term                 Term Maturity          Term Maturity
Term Maturity
                        Maturity
------------------------------------------------------------------------------------------------------------------


Line Graph:





           Maxim        Previous       New            S&P 500      MSCI EAFE    Wilshire
5000  Lehman 1-    Lehman
           Moderate     Composite      Composite      Index        Index
Index         3 Year       Aggregate
           Profile II   Index
Index                                                   Credit       Bond Index

Portfolio                                                                           Index
           10,000.00    10,000.00      10,000.00      10,000.00    10,000.00
10,000.00        10,000.00  10,000.00
1999       10,868.00    10,836.45        11,353.70    11,185.44     11,705.40
11,479.47     10,116.80    10,015.00
2000       10,629.99    10,958.20        11,064.10    10,167.12     10,075.69
10,223.62     10,906.32    11,179.74
2001       9,913.53     10,619.19        10,548.68    8,959.26      7,938.64
9,110.26      11,930.31    12,123.31

Portfolio Inception:  09/16/99
Past performance is not predictive of future results.

Maxim Moderate Profile II Portfolio
Total Return
One Year          -6.74%
Since Inception            -0.37%

Previous Composite Index
Lehman Intermediate Govt/Credit Index       20%
MSCI World Index ex. U.S.           15%
Russell 2000 Index                          10%
S&P 500 Index                               25%
S&P 400 Index                               15%
Lehman Govt/Credit 1-3 Year Index           15%

New Composite Index
Lehman Aggregate Bond Index                 35%
MSCI EAFE Index                     15%
Wilshire 5000 Index                         45%
Lehman 1-3 Year Credit Index                5%
Please note that the composite index was modified from the previous year to be more reflective of the underlying asset classes.

                Maxim Moderately Aggressive Profile II Portfolio

The profile series of Portfolios was designed to provide individuals with a portfolio that is well diversified across several asset classes and funds. The Moderately Aggressive Profile II Portfolio is specifically designed for individuals who are seeking above average returns, but are also willing to take on additional risk. Each of the Profile Portfolios is built upon a three-step approach.

1. Using modern portfolio theory, we annually allocate various percentages of the profile assets to different asset classes.

2. To maintain the asset class mix, we rebalance the Portfolio quarterly.

3. We choose the underlying funds from among several eligible. Currently, the specific funds are chosen based upon the historical returns, Sharpe ratio (a risk adjusted performance measurement), and Morningstar category rating of the eligible.

The performance of the Portfolio needs to be put in the context of the overall financial markets where most major equity markets suffered losses such as the Wilshire 5000 (down almost 11%) and MSCI EAFE (down over 21%). Conversely, most bond indexes were positive for the year such as the Lehman Aggregate Bond Index (up 8.42%). Overall, the Maxim Moderately Aggressive Profile II Portfolio had a return of -10.74% compared to its blended index of -8.17%. The Portfolio's relative performance to its index was aided by exposure value funds such as the Maxim Loomis Sayles Small-Cap Value Portfolio and the Maxim Ariel Small-Cap Value Portfolio. The Portfolio's exposure to growth funds such as the INVESCO Dynamics Fund and the Janus Twenty Fund hurt its relative results.

The Portfolio's asset class and underlying portfolio allocations for the year 2001 were as follows:

Asset Class  AllocationUnderlying   1st     Underlying   2nd     Underlying    3rd Qtr.
Underlying     4th Qtr.
             Ranges    Portfolio    Qtr.    Portfolio    Qtr.    Portfolio
Portfolio
-----------------------------------------------------------------------------------------------------------------
International  10-30%  Maxim Index      5%  Maxim Index      4%  Maxim Index        4%
Maxim Index       3.33%
                       European             European             European
European
                       Maxim Index      5%  Maxim Index      4%  Maxim Index        4%
Maxim Index       3.33%
                       Pacific              Pacific              Pacific
Pacific
                       Maxim            5%  Maxim            4%  Maxim              4%
Maxim INVESCO     3.34%
                       INVESCO ADR          INVESCO ADR          INVESCO ADR            ADR
                       Janus Aspen      5%  Janus Aspen      4%  Janus Aspen        4%
Putnam            3.34%
                       Worldwide            Worldwide            Worldwide
International
                       Growth               Growth               Growth
Voyager
                       Retirement           Retirement           Retirement
                                            Templeton        4%  Templeton          4%
Templeton         3.33%
                                            Developing           Developing
Developing
                                            Mkts A               Mkts A                 Mkts
A

Oakmark           3.33%

International
                                                                                        II
-----------------------------------------------------------------------------------------------------------------
Small-Cap       0-20%  Maxim         1.67%  Maxim         1.67%  Maxim Loomis    1.67%
Maxim Loomis      1.11%
                       Loomis               Loomis               Sayles
Sayles
                       Sayles               Sayles               Small-Cap
Small-Cap
                       Small-Cap            Small-Cap            Value                  Value
                       Value                Value
                       Maxim Ariel   1.67%  Maxim Ariel   1.67%  Maxim Ariel     1.67%
Maxim Ariel       1.11%
                       Small-Cap            Small-Cap            Small-Cap
Small-Cap
                       Value                Value                Value                  Value
                       Berger        1.67%  Berger        1.67%  Berger Small    1.67%
Berger Small      1.11%
                       Small                Small                Company
Company
                       Company              Company              Growth Inv
Growth Inv
                       Growth Inv           Growth Inv
                       Maxim         1.67%  Maxim         1.67%  Maxim           1.67%
Maxim INVESCO     1.11%
                       INVESCO              INVESCO              INVESCO
Small-Cap
                       Small-Cap            Small-Cap            Small-Cap
Growth
                       Growth               Growth               Growth
                       Orchard       3.33%  Orchard       3.33%  Orchard         3.33%
Putnam            3.34%
                       Index 600            Index 600            Index 600
Capital

Opportunities
                                                                                        A

Strong            1.11%

Advisor

Small-Cap
                                                                                        Value
                                                                                        AIM
Small-Cap     1.11%

Growth A
-----------------------------------------------------------------------------------------------------------------
Mid-Cap        10-30%  Maxim Index     10%  Maxim Index     10%  Maxim Index       10%
Maxim Index       3.33%
                       400                  400                  400                    400
                       INVESCO       3.33%  INVESCO          5%  INVESCO            5%
INVESCO           3.33%
                       Dynamics Inv         Dynamics Inv         Dynamics Inv
Dynamics Inv
                       Maxim T.      3.33%  Maxim T.         5%  Maxim T.           5%
Maxim T. Rowe     3.33%
                       Rowe Mid             Rowe Mid             Rowe Mid Cap           Mid
Cap Growth
                       Cap Growth           Cap Growth           Growth
                       Lord Abbett   3.33%
INVESCO           3.34%
                       Growth
Leisure Inv
                       Opportunities
                       A

Oakmark           6.67%

Select II
-----------------------------------------------------------------------------------------------------------------
Large-Cap      25-45%  Maxim Value    2.5%  Maxim Value      2%  Maxim Value      2.5%
Maxim Value       2.08%
                       Index                Index                Index                  Index
                       Orchard        2.5%  Orchard          2%  Orchard DJIA     2.5%
Orchard DJIA      2.08%
                       DJIA Index           DJIA Index           Index                  Index
                       Orchard        2.5%  Orchard       3.33%  Orchard         3.33%
Orchard           1.67%
                       NASDAQ 100           NASDAQ 100           NASDAQ 100
NASDAQ 100
                       Index                Index                Index                  Index
                       MFS Capital   3.33%  MFS Capital   3.33%  MFS Capital     3.33%  MFS
Capital       8.33%
                       Opportunities        Opportunities        Opportunities
Opportunities
                       A                    A                    A                      A
                       Orchard S&P   3.33%  Orchard S&P   3.33%  Orchard S&P     3.33%
Oppenheimer       1.67%
                       500 Index            500 Index            500 Index
Capital

Appreciation
                       American       2.5%  American         2%  American         2.5%
Marsico Focus     1.67%
                       Cent Inc &           Cent Inc &           Cent Inc &
                       Growth Adv           Growth Adv           Growth Adv
                       Janus Twenty   2.5%  Janus Twenty  3.33%  Janus Twenty    3.33%
Putnam Fund       2.08%
                                                                                        for
Growth &
                                                                                        Inc A
                       Maxim          2.5%  Putnam Fund      2%  Putnam Fund      2.5%
Berger            1.67%
                       Growth Index         for Growth           for Growth &
Large-Cap
                                            & Inc A              Inc A
Growth
                       INVESCO        2.5%  Marsico       3.33%  Marsico Focus   3.33%  AIM
Select        1.67%
                       Blue Chip            Focus
Equity A
                       Growth
                       Nvest          2.5%  Nvest            2%  Maxim Stock     3.33%  CDC
Nvest         2.08%
                       Growth &             Growth &             Index
Growth & Inc A
                       Inc A                Inc A
                       Maxim Stock   3.33%  Maxim Stock   3.33%
                       Index                Index
-----------------------------------------------------------------------------------------------------------------
International   0-10%
Maxim Global        10%
Bond                                                                                    Bond
-----------------------------------------------------------------------------------------------------------------
Bond            5-25%  Maxim U.S.       3%  Maxim U.S.    3.75%  Maxim U.S.         5%
Maxim U.S.         2.5%
                       Govt                 Govt                 Govt                   Govt.
                       Mortgage             Mortgage             Mortgage
Mortgage
                       Secs                 Secs.                Securities
Securities
                       Maxim Bond       3%  Maxim Bond    3.75%  Maxim Bond         5%
Maxim Bond         2.5%
                       Index                Index                Index                  Index
                       Lord Abbett      3%  Lord Abbett   3.75%  Lord Abbett        5%  Lord
Abbett        2.5%
                       Bond-Debenture       Bond-Debenture       Bond-Debenture
Bond-Debenture
                       A                    A                    A                      A
                       Maxim            3%  Maxim         3.75%
Maxim Loomis       2.5%
                       Loomis               Loomis
Sayles
                       Sayles               Sayles
Corporate
                       Corporate            Corporate                                   Bond
                       Bond                 Bond
                       INVESCO          3%
American           2.5%
                       Select
Century
                       Income
Treasury Adv

Strong             2.5%

Corporate
                                                                                        Bond
Advisor
-----------------------------------------------------------------------------------------------------------------
Short Term      0-10%  Maxim Short      5%  Maxim Short      5%  Maxim Short        5%
Bond                   Term                 Term                 Term Maturity
                       Maturity             Maturity
-----------------------------------------------------------------------------------------------------------------


Line graph:






              Maxim          Previous      New            S&P 500      MSCI EAFE
Wilshire      Lehman
              Moderately     Composite     Composite      Index        Index
5000          Aggregate
              Aggressive     Index         Index
Index        Bond Index
              Profile    II
              Portfolio
              10,000.00      10,000.00     10,000.00      10,000.00    10,000.00
10,000.00     10,000.00
1999          11,216.00      11,029.17         11,158.54  11,185.44        11,705.40
11,479.47      10,015.00
2000          10,568.84      10,975.07         10,500.85  10,167.12        10,075.69
10,223.62      11,179.74
2001          9,433.74       10,298.29          9,648.02  8,959.26          7,938.64
9,110.26      12,123.31

Portfolio Inception:  09/16/99
Past performance is not predictive of future results.

Maxim Moderately Aggressive Profile II Portfolio
Total Return
One Year          -10.74%
Since Inception              -2.46%

Previous Composite Index
Lehman Intermediate Govt/Credit Index       15%
Lehman Govt/Credit 1-3 Year Index    5%
MSCI World Index ex. U.S.           20%
Russell 2000 Index                          10%
S&P 500 Index                               30%
S&P 400 Index                               20%

New Composite Index
Lehman Aggregate Bond Index                 25%
MSCI EAFE Index                     20%
Wilshire 5000 Index                         55%
Please note that the composite index was modified from the previous year to be more reflective of the underlying asset classes.

               Maxim Moderately Conservative Profile II Portfolio

The profile series of Portfolios was designed to provide individuals with a portfolio that is well diversified across several asset classes and funds. The Moderately Conservative Profile II Portfolio is specifically designed for individuals who are seeking to control risk, but is also comfortable with some exposure to higher risk asset classes. Each of the Profile Portfolios is built upon a three-step approach.

1. Using modern portfolio theory, we annually allocate various percentages of the profile assets to different asset classes.

2. To maintain the asset class mix, we rebalance the Portfolio quarterly.

3. We choose the underlying funds from among several eligible. Currently, the specific funds are chosen based upon the historical returns, Sharpe ratio (a risk adjusted performance measurement), and Morningstar category rating of the eligible.

The performance of the Portfolio needs to be put in the context of the overall financial markets where most major equity markets suffered losses such as the Wilshire 5000 (down almost 11%) and MSCI EAFE (down over 21%). Conversely, most bond indexes were positive for the year such as the Lehman Aggregate Bond Index (up 8.42%). Overall, the Maxim Moderately Conservative Profile II Portfolio had a return of -5.38% compared to its blended index of -1.23%. The Portfolio's relative performance to its index was aided by exposure value funds such as the Maxim Value Index Portfolio. The Portfolio's exposure to growth funds such as the INVESCO Dynamics Fund and the Janus Twenty Fund hurt its relative results.

The Portfolio's asset class and underlying portfolio allocations for the year 2001 were as follows:

Asset Class AllocationUnderlying  1st Qtr. Underlying     2nd     Underlying     3rd Qtr
Underlying     4th
            Ranges    Portfolio            Portfolio      Qtr.    Portfolio
Portfolio      Qtr.
-----------------------------------------------------------------------------------------------------------------
International  5-25%  Maxim         3.75%  Maxim Index        3%  Maxim Index         3%
Maxim Index     1.66%
                      Index                European               European
European
                      European
                      Maxim         3.75%  Maxim Index        3%  Maxim Index         3%
Maxim Index     1.66%
                      Index                Pacific                Pacific
Pacific
                      Pacific
                      Maxim         3.75%  Maxim INVESCO      3%  Maxim INVESCO       3%
Maxim INVESCO   1.67%
                      INVESCO ADR          ADR                    ADR                     ADR
                      Janus         3.75%  Janus Aspen        3%  Janus Aspen         3%
Putnam          1.67%
                      Aspen                Worldwide              Worldwide
International
                      Worldwide            Growth                 Growth
Voyager
                      Growth               Retirement             Retirement
                      Retirement
                                           Templeton          3%  Templeton           3%
Templeton       1.67%
                                           Developing             Developing
Developing
                                           Mkts A                 Mkts A
Mkts A

Oakmark         1.67%

International
                                                                                          II
-----------------------------------------------------------------------------------------------------------------
Mid-Cap        0-20%  Maxim            5%  Maxim Index        5%  Maxim Index         5%
Maxim Index     1.66%
                      Index 400            400                    400                     400
                      INVESCO       1.67%  INVESCO          2.5%  INVESCO           2.5%
INVESCO         1.67%
                      Dynamics             Dynamics Inv           Dynamics Inv
Dynamics Inv
                      Inv
                      Maxim T.      1.67%  Maxim T. Rowe    2.5%  Maxim T. Rowe     2.5%
Maxim T. Rowe   1.67%
                      Rowe Mid             Mid Cap Growth         Mid Cap Growth
Mid Cap Growth
                      Cap Growth
                      Lord          1.67%
INVESCO         1.67%
                      Abbett
Leisure Inv
                      Growth
                      Opportunities
                      A

Oakmark         3.33%

Select II
-----------------------------------------------------------------------------------------------------------------
Large-Cap     15-35%  Maxim         2.08%  Maxim Value     1.67%  Maxim Value      2.08%
Maxim Value     2.08%
                      Value Index          Index                  Index
Index
                      Orchard       2.08%  Orchard DJIA    1.67%  Orchard DJIA     2.08%
Orchard DJIA    2.08%
                      DJIA Index           Index                  Index
Index
                      Orchard       2.08%  Orchard         2.78%  Orchard          2.78%
Orchard         1.67%
                      NASDAQ 100           NASDAQ 100             NASDAQ 100
NASDAQ 100
                      Index                Index                  Index
Index
                      MFS           2.78%  MFS Capital     2.78%  MFS Capital      2.78%
MFS Capital     8.33%
                      Capital              Opportunities          Opportunities
Opportunities
                      Opportunities        A                      A                       A
                      A
                      Orchard       2.78%  Orchard S&P     2.78%  Orchard S&P      2.78%
Oppenheimer     1.67%
                      S&P 500              500 Index              500 Index
Capital
                      Index
Appreciation
                      American      2.08%  American Cent   1.67%  American Cent    2.08%
Marsico Focus   1.67%
                      Cent Inc &           Inc & Growth           Inc & Growth
                      Growth Adv           Adv                    Adv
                      Janus         2.08%  Janus Twenty    2.78%  Janus Twenty     2.78%
Putnam Fund     2.08%
                      Twenty
for Growth &

Inc A
                      Maxim         2.08%  Putnam Fund     1.67%  Putnam Fund      2.08%
Berger          1.67%
                      Growth               for Growth &           for Growth &
Large-Cap
                      Index                Inc A                  Inc A
Growth
                      INVESCO       2.08%  Marsico Focus   2.78%  Marsico Focus    2.78%
AIM Select      1.67%
                      Blue Chip
Equity A
                      Growth
                      Nvest         2.08%  Nvest Growth    1.67%  Maxim Stock      2.78%
CDC Nvest       2.08%
                      Growth &             & Inc A                Index
Growth & Inc A
                      Inc A
                      Maxim         2.78%  Maxim Stock     2.78%
                      Stock Index          Index
-----------------------------------------------------------------------------------------------------------------
International  0-15%
Maxim Global      15%
Bond
Bond
-----------------------------------------------------------------------------------------------------------------
Bond          20-40%  Maxim U.S.       5%  Maxim U.S.      6.25%  Maxim U.S.       8.33%
Maxim U.S.         5%
                      Govt                 Govt Mortgage          Govt Mortgage
Govt.
                      Mortgage             Secs.                  Securities
Mortgage
                      Secs
Securities
                      Maxim Bond       5%  Maxim Bond      6.25%  Maxim Bond       8.33%
Maxim Bond         5%
                      Index                Index                  Index
Index
                      Lord             5%  Lord Abbett     6.25%  Lord Abbett      8.33%
Lord Abbett        5%
                      Abbett               Bond-Debenture         Bond-Debenture
Bond-Debenture
                      Bond-Debenture       A                      A                       A
                      A
                      Maxim            5%  Maxim Loomis    6.25%
Maxim Loomis       5%
                      Loomis               Sayles
Sayles
                      Sayles               Corporate Bond
Corporate
                      Corporate
Bond
                      Bond
                      INVESCO          5%
American           5%
                      Select
Century
                      Income
Treasury Adv

Strong             5%

Corporate

Bond Advisor
-----------------------------------------------------------------------------------------------------------------
Short Term    10-30%  Maxim           25%  Maxim Short       25%  Maxim Short        25%
Maxim Short       10%
Bond                  Short Term           Term Maturity          Term Maturity
Term Maturity
                      Maturity
-----------------------------------------------------------------------------------------------------------------


Line graph:

            Maxim          Previous     New          Lehman         MSCI EAFE
Wilshire      Lehman        Lehman
            Moderately     Composite    Composite    Intermediate   Index
5000          Aggregate     1-3 Year
            Conservative   Index        Index        Govt/Credit
Index        Bond Index    Credit
            Profile II
Index                                                  Index
            Portfolio
            10,000.00      10,000.00    10,000.00    10,000.00      10,000.00   10,000.00
10,000.00

10,000.00
1999        10,779.00      10,783.50     10,788.68   9,991.70       11,705.40
11,783.57     9,966.30     10,090.60
2000        10,525.69      10,984.50     10,874.19   11,002.86      10,075.69   10,494.45
11,125.38     10,878.07
2001        9,959.41       10,765.72     10,744.18   11,988.72       7,938.64    9,351.60
12,064.36     11,899.41

Portfolio Inception:  09/27/99
Past performance is not predictive of future results.

Maxim Moderately Conservative Profile II Portfolio
Total Return
One Year          -5.38%
Since Inception            -0.17%

Previous Composite Index
Lehman Govt/Credit 1-3 Year Index   25%
Lehman Intermediate Govt/Credit Index       25%
MSCI World Index ex. U.S.           15%
S&P 500 Index                               25%
S&P 400 Index                               10%

New Composite Index
Lehman 1-3 Year Credit                      10%
Lehman Aggregate Bond Index                 45%
MSCI EAFE Index                     10%
Wilshire 5000 Index                         35%
Please note that the composite index was modified from the previous year to be more reflective of the underlying asset classes.

                            MAXIM SERIES FUND, INC.

 Financial Statements and Financial Highlights for the Years Ended December 31,
                                 2001 and 2000

                             Money Market Portfolio

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                                                                          MONEY
                                                                                          MARKET
                                                                                        PORTFOLIO

ASSETS:
     Investments in securities, market value   (1)                                  $    913,672,792
     Cash                                                                                    111,318
     Dividends and interest receivable                                                       290,431
     Receivable for investments sold                                                         957,396
                                                                                      ---------------

            Total assets                                                                 915,031,937
                                                                                      ---------------
                                                                                      ---------------

LIABILITIES:
     Dividends payable                                                                       133,498
     Due to investment adviser                                                               354,114
                                                                                      ---------------
                                                                                      ---------------

            Total liabilities                                                                487,612
                                                                                      ---------------
                                                                                      ---------------

NET ASSETS                                                                          $    914,544,325
                                                                                      ===============
                                                                                      ===============

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                                  $     91,408,006
     Additional paid-in capital                                                          823,136,319
                                                                                      ---------------
                                                                                      ---------------

NET ASSETS                                                                          $    914,544,325
                                                                                      ===============
                                                                                      ===============

NET ASSET VALUE PER OUTSTANDING SHARE                                               $         1.0005
                                                                                      ===============
                                                                                      ===============
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                        1,100,000,000
     Outstanding                                                                         914,080,056

(1)  Cost of investments in securities:                                             $    913,672,792

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                                                                         MONEY
                                                                                         MARKET
                                                                                       PORTFOLIO
                                                                                     ---------------
                                                                                     ---------------
INVESTMENT INCOME:
     Interest                                                                      $     34,999,171
                                                                                     ---------------
                                                                                     ---------------

EXPENSES:
     Management fees                                                                      3,952,791
                                                                                     ---------------
                                                                                     ---------------

NET INVESTMENT INCOME                                                                    31,046,380
                                                                                     ---------------
                                                                                     ---------------

REALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments                                                       134,538
                                                                                     ---------------
                                                                                     ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $     31,180,918
                                                                                     ===============
                                                                                     ===============
                                                                                                  0
See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                                                               MONEY MARKET
                                                                                PORTFOLIO
                                                                     ---------------------------------
                                                                     ---------------------------------
                                                                          2001              2000
                                                                     ---------------   ---------------
                                                                     ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                         $     31,046,380  $     40,547,699
     Net realized gain on investments                                       134,538                 0
                                                                     ---------------   ---------------
                                                                     ---------------   ---------------

     Net increase in net assets resulting from operations                31,180,918        40,547,699
                                                                     ---------------   ---------------
                                                                     ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                         (31,144,265)      (40,547,699)
     From net realized gains                                                (36,653)                0
                                                                     ---------------   ---------------
                                                                     ---------------   ---------------

     Total distributions                                                (31,180,918)      (40,547,699)
                                                                     ---------------   ---------------
                                                                     ---------------   ---------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                1,175,891,687     1,433,561,190
     Reinvestment of distributions                                       31,290,128        40,396,284
     Redemptions of shares                                           (1,010,901,244)   (1,478,390,975)
                                                                     ---------------   ---------------
                                                                     ---------------   ---------------

     Net increase (decrease) in net assets resulting                    196,280,571        (4,433,501)
        from share transactions
                                                                     ---------------   ---------------
                                                                     ---------------   ---------------

     Total increase (decrease) in net assets                            196,280,571        (4,433,501)

NET ASSETS:
     Beginning of period                                                718,263,754       722,697,255
                                                                     ---------------   ---------------
                                                                     ---------------   ---------------

     End of period  (1)                                            $    914,544,325  $    718,263,754
                                                                     ===============   ===============
                                                                     ===============   ===============

OTHER INFORMATION:

SHARES:
     Sold                                                             1,175,294,743     1,432,833,439
     Issued in reinvestment of distributions                             31,274,243        40,375,777
     Redeemed                                                        (1,010,388,058)   (1,477,640,466)
                                                                     ---------------   ---------------
                                                                     ---------------   ---------------

     Net increase (decrease)                                            196,180,928        (4,431,250)
                                                                     ===============   ===============
                                                                     ===============   ===============

See notes to financial statements.

MAXIM SERIES FUND, INC.

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                      Year Ended December 31,
                                      ----------------------------------------------------------------
                                      ----------------------------------------------------------------
                                         2001         2000         1999          1998         1997
                                      -----------  -----------  ------------  -----------  -----------
                                      -----------  -----------  ------------  -----------  -----------

Net Asset Value, Beginning of Period$     1.0005 $     1.0005 $      1.0005 $     1.0007 $     1.0007

Income from Investment Operations

Net investment income                     0.0373       0.0590        0.0471       0.0505       0.0512
Net realized loss                         0.0000       0.0000        0.0000      (0.0002)
                                      -----------  -----------  ------------  -----------  -----------
                                      -----------  -----------  ------------  -----------  -----------

Total Income From
     Investment Operations                0.0373       0.0590        0.0471       0.0503       0.0512
                                      -----------  -----------  ------------  -----------  -----------
                                      -----------  -----------  ------------  -----------  -----------

Less Distributions

From net investment income               (0.0373)     (0.0590)      (0.0471)     (0.0505)     (0.0512)
                                      -----------  -----------  ------------  -----------  -----------
                                      -----------  -----------  ------------  -----------  -----------

Total Distributions                      (0.0373)     (0.0590)      (0.0471)     (0.0505)     (0.0512)
                                      -----------  -----------  ------------  -----------  -----------
                                      -----------  -----------  ------------  -----------  -----------

Net Asset Value, End of Period      $     1.0005 $     1.0005 $      1.0005 $     1.0005 $     1.0007
                                      ===========  ===========  ============  ===========  ===========
                                      ===========  ===========  ============  ===========  ===========
                                          0.0000

Total Return                               3.80%        6.07%         4.81%        5.15%        5.24%

Net Assets, End of Period           $ 914,544,325$ 718,263,754$ 722,697,255 $ 619,416,664$ 453,155,210

Ratio of Expenses to
Average Net Assets                         0.46%        0.46%         0.46%        0.46%        0.46%

Ratio of Net Investment Income to
Average Net Assets                         3.62%        5.93%         4.73%        5.05%        5.14%

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES
      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Money Market Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

      Dividends

      Dividends from net investment income of the Portfolio are declared daily and paid monthly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.


      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio. For the year ended December 31, 2001, the Portfolio reclassified $97,885 from paid-in capital to undistributed net investment income.

2.    INVESTMENT ADVISORY AGREEMENT

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.46% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

The Maxim Series Fund

Money Market Portfolio

BONDS

AGENCY --- 11.1%
 25,000,000 Fannie Mae (4)                                            25,000,000
            ABS SER.2001-T13 CL.A1
            2.090% March 25, 2032
 12,706,415 Freddie Mac (4)                                           12,706,415
            ABS SER.T-31 CL.A7
            2.055% February 25, 2031
  4,850,173 Freddie Mac (4)                                            4,850,173
            ABS SER.T-29 CL.A1
            2.026% September 15, 2026
 24,642,961 Freddie Mac (4)                                           24,649,975
            ABS SER.T-35 CL.A
            2.070% September 25, 2031
 17,137,806 Freddie Mac (4)                                           17,143,247
            ABS SER.T-26 CL.A1
            2.020% January 15, 2027
  1,071,342 Freddie Mac (4)                                            1,071,342
            CMO SER.T20 CL.A7
            2.080% December 25, 2029
  1,632,693 Freddie Mac (4)                                            1,632,693
            CMO SER.T-28 CL.A1
            2.075% September 25, 2030
 13,912,512 Freddie Mac (4)                                           13,912,512
            ABS SER.T-32 CL.A1
            2.070% August 25, 2031
                                                                    $100,966,357

TOTAL BONDS --- 11.1%                                               $100,966,357
(Cost $100,966,357)

SHORT-TERM INVESTMENTS

AGENCY --- 83.0%
 10,000,000 Fannie Mae                                                10,000,000
 25,000,000 Fannie Mae                                                24,881,336
 15,000,000 Fannie Mae                                                14,985,064
 10,000,000 Fannie Mae                                                 9,980,066
 28,000,000 Fannie Mae                                                27,869,395
  9,000,000 Fannie Mae                                                 8,965,831
 20,000,000 Fannie Mae                                                19,872,827
 15,000,000 Fannie Mae                                                14,985,860
  4,003,000 Fannie Mae                                                 3,986,653
 10,000,000 Fannie Mae                                                 9,949,853
 15,000,000 Fannie Mae                                                14,987,288
 13,000,000 Fannie Mae                                                12,955,248
 15,000,000 Fannie Mae                                                14,951,267
 10,000,000 Fannie Mae                                                 9,951,324
 10,000,000 Fannie Mae                                                 9,998,277
 20,000,000 Fannie Mae                                                19,943,788
 25,000,000 Fannie Mae                                                24,857,135
 15,000,000 Fannie Mae                                                14,937,849
 20,000,000 Fannie Mae                                                19,956,658
 15,000,000 Farmer Mac                                                14,971,715
 20,960,000 Farmer Mac                                                20,959,121
 10,000,000 Federal Farm Credit                                        9,976,245
  8,000,000 Federal Farm Credit                                        7,957,108
    159,000 Federal Farm Credit                                          158,798
 16,700,000 Federal Farm Credit                                       16,697,797
  4,750,000 Federal Farm Credit                                        4,735,912
 24,000,000 Federal Farm Credit                                       23,947,697
 10,000,000 Federal Home Loan Bank                                     9,971,642
  2,000,000 Federal Home Loan Bank                                     1,995,029
 28,548,000 Federal Home Loan Bank                                    28,522,667
 20,000,000 Federal Home Loan Bank                                    19,845,568
 39,000,000 Federal Home Loan Bank                                    38,980,914
 10,000,000 Federal Home Loan Bank                                     9,957,498
  1,510,000 Federal Home Loan Bank                                     1,507,762
 13,000,000 Freddie Mac                                               12,994,797
  9,715,000 Freddie Mac                                                9,684,186
 27,000,000 Freddie Mac                                               26,994,896
 10,000,000 Freddie Mac                                               10,017,884
 20,000,000 Freddie Mac                                               19,942,625
 15,000,000 Freddie Mac                                               14,959,322
 29,599,000 Freddie Mac                                               29,576,460
 15,000,000 Freddie Mac                                               14,886,242
  5,000,000 Freddie Mac                                                4,999,724
 22,169,000 Freddie Mac                                               22,046,417
 19,181,000 Freddie Mac                                               19,107,133
 34,092,000 Freddie Mac                                               33,905,345
  4,000,000 Freddie Mac                                                3,998,638
 22,000,000 Sallie Mae                                                21,991,825
 15,000,000 Sallie Mae                                                14,979,731
                                                                    $758,286,417

SUPRANATIONALS --- 6.0%
 22,022,000 Inter-American Development Bank                           22,006,025
 32,510,000 International Bank for Reconstruction and Development     32,413,993
                                                                     $54,420,018

TOTAL SHORT-TERM INVESTMENTS --- 88.9%                              $812,706,435
(Cost $812,706,435)

TOTAL MONEY MARKET PORTFOLIO --- 100.0%                             $913,672,792
(Cost $913,672,792)

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Money Market Portfolio of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Money Market Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
February 12, 2002



                            MAXIM SERIES FUND, INC.
   Financial Statements and Financial Highlights for the Years Ended December
                               31, 2001 and 2000

                                 Bond Portfolio

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                                                                          BOND
                                                                                       PORTFOLIO
                                                                                     ---------------
                                                                                     ---------------
ASSETS:
     Investments in securities, market value  (1)                                  $     61,759,095
     Cash                                                                                    11,035
     Collateral for securities loaned                                                    10,131,141
     Dividends and interest receivable                                                      641,384
                                                                                     ---------------
                                                                                     ---------------

            Total assets                                                                 72,542,655
                                                                                     ---------------
                                                                                     ---------------

LIABILITIES:
     Due to investment adviser                                                               31,729
     Payable upon return of securities loaned                                            10,131,141
     Unrealized loss on interest rate swaps (2)                                              10,760
     Call options written, market value                                                       5,700
                                                                                     ---------------
                                                                                     ---------------

            Total liabilities                                                            10,179,330
                                                                                     ---------------
                                                                                     ---------------

NET ASSETS                                                                         $     62,363,325
                                                                                     ===============
                                                                                     ===============

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                                 $      5,365,274
     Additional paid-in capital                                                          60,634,705
     Net unrealized appreciation on investments                                             316,656
     Undistributed net investment income                                                      4,051
     Accumulated net realized loss on investments                                        (3,957,361)
                                                                                     ---------------
                                                                                     ---------------

NET ASSETS                                                                         $     62,363,325
                                                                                     ===============
                                                                                     ===============

NET ASSET VALUE PER OUTSTANDING SHARE                                              $         1.1624
                                                                                     ===============
                                                                                     ===============
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                         120,000,000
     Outstanding                                                                         53,652,739

(1)  Cost of investments in securities:                                            $     61,425,979
(2)  Cost of investments in interest rate swaps:                                                  0

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                                                                          BOND
                                                                                        PORTFOLIO
                                                                                     ----------------
                                                                                     ----------------
INVESTMENT INCOME:
     Interest                                                                      $       3,834,418
                                                                                     ----------------
                                                                                     ----------------

EXPENSES:
     Management fees                                                                         368,573
                                                                                     ----------------
                                                                                     ----------------

NET INVESTMENT INCOME                                                                      3,465,845
                                                                                     ----------------
                                                                                     ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                                                        615,247
     Change in net unrealized appreciation on investments                                     72,885
                                                                                     ----------------
                                                                                     ----------------

     Net realized and unrealized gain on investments                                         688,132
                                                                                     ----------------
                                                                                     ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $       4,153,977
                                                                                     ================
                                                                                     ================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                                                                                    BOND
                                                                                 PORTFOLIO
                                                                      ---------------------------------
                                                                      ---------------------------------
                                                                          2001               2000
                                                                      --------------     --------------
                                                                      --------------     --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                          $     3,465,845    $     3,984,248
     Net realized gain (loss) on investments                                615,247         (3,850,602)
     Change in net unrealized appreciation on investments                    72,885          4,150,543
                                                                      --------------     --------------
                                                                      --------------     --------------

     Net increase in net assets resulting from operations                 4,153,977          4,284,189
                                                                      --------------     --------------
                                                                      --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                          (3,447,654)        (3,861,153)
                                                                      --------------     --------------
                                                                      --------------     --------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                   10,175,187         14,904,372
     Reinvestment of distributions                                        3,447,654          3,861,153
     Redemptions of shares                                              (11,018,456)       (30,391,592)
                                                                      --------------     --------------
                                                                      --------------     --------------

     Net increase (decrease) in net assets resulting                      2,604,385        (11,626,067)
        from share transactions
                                                                      --------------     --------------
                                                                      --------------     --------------

     Total increase (decrease) in net assets                              3,310,708        (11,203,031)

NET ASSETS:
     Beginning of period                                                 59,052,617         70,255,648
                                                                      --------------     --------------
                                                                      --------------     --------------

     End of period (1)                                              $    62,363,325    $    59,052,617
                                                                      ==============     ==============
                                                                      ==============     ==============
                                                                                  0
OTHER INFORMATION:

SHARES:
     Sold                                                                 8,721,034         13,008,192
     Issued in reinvestment of distributions                              3,018,085          3,381,700
     Redeemed                                                            (9,446,225)       (26,546,210)
                                                                      --------------     --------------
                                                                      --------------     --------------

     Net increase (decrease)                                              2,292,894        (10,156,318)
                                                                      ==============     ==============
                                                                      ==============     ==============

(1) Including undistributed net investment income                   $         4,051    $       154,345

See notes to financial statements.

MAXIM SERIES FUND, INC.

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                       Year Ended December 31,
                                       ----------------------------------------------------------------
                                       ----------------------------------------------------------------
                                          2001         2000         1999          1998         1997
                                       -----------  -----------   ----------   -----------  -----------
                                       -----------  -----------   ----------   -----------  -----------

Net Asset Value, Beginning of Period $     1.1498 $     1.1421  $    1.2169  $     1.2119 $     1.2059

Income from Investment Operations

Net investment income                      0.0637       0.0785       0.0718        0.0740       0.0767
Net realized and unrealized gain (loss)    0.0155       0.0052      (0.0753)       0.0050       0.0060
                                       -----------  -----------   ----------   -----------  -----------
                                       -----------  -----------   ----------   -----------  -----------

Total Income (Loss) From
Investment Operations                      0.0792       0.0837      (0.0035)       0.0790       0.0827
                                       -----------  -----------   ----------   -----------  -----------
                                       -----------  -----------   ----------   -----------  -----------

Less Distributions

From net investment income                (0.0666)     (0.0760)     (0.0713)      (0.0740)     (0.0767)
                                       -----------  -----------   ----------   -----------  -----------
                                       -----------  -----------   ----------   -----------  -----------

Total Distributions                       (0.0666)     (0.0760)     (0.0713)      (0.0740)     (0.0767)
                                       -----------  -----------   ----------   -----------  -----------
                                       -----------  -----------   ----------   -----------  -----------

Net Asset Value, End of Period       $     1.1624 $     1.1498  $    1.1421  $     1.2169 $     1.2119
                                       ===========  ===========   ==========   ===========  ===========
                                       ===========  ===========   ==========   ===========  ===========
                                           0.0000

Total Return                                7.09%        7.55%       (0.27%)        6.65%        7.07%

Net Assets, End of Period            $ 62,363,325 $ 59,052,617  $ 70,255,648 $ 76,099,882 $ 70,283,703

Ratio of Expenses to
Average Net Assets                          0.60%        0.60%        0.60%         0.60%        0.60%

Ratio of Net Investment Income to
Average Net Assets                          5.66%        6.63%        6.03%         6.00%        6.22%

Portfolio Turnover Rate                   124.35%       84.08%       67.43%        42.50%       90.81%





o Based on operations for the period shown and, accordingly, are not representative of a full year.

*Annualized

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES
      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Bond Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek maximum total return consistent with preservation of capital. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

      Restricted Securities

      The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2001 were $5,220,000, $5,170,702, and 8.29%, respectively.

      Interest Rate Swap Agreements

      An interest rate swap agreement involves the exchange of amounts based on a fixed interest rate for amounts based on variable interest rates over the life of the agreement without the exchange of the underlying face amount. Interest rate differentials paid or received under this agreement are recognized as an adjustment to interest income.


      Option Writing

      Written call options are recorded as a liability on the Statement of Assets and Liabilities at their current fair value.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid quarterly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection.

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2001, the Portfolio had available for federal income tax purposes unused capital loss carryovers of $851,185 and $3,112,417, which expire in the years 2004 and 2008, respectively.

      Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio. For the year ended December 31, 2001, the Portfolio reclassified $202,361 from undistributed net investment income to accumulated net realized gain on investments and $33,876 from paid-in-capital to undistributed net investment income.

2.    INVESTMENT ADVISORY AGREEMENT

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $30,848,698 and $29,863,989, respectively. For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $43,424,272 and $46,203,192, respectively.


4.    UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2001, the U.S. Federal income tax cost basis was $61,419,739. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $931,789 and gross depreciation of securities in which there was an excess of tax cost over value of $608,893, resulting in net appreciation of $322,896.

5.      SECURITIES LOANED

      The Portfolio has entered into a securities lending agreement with the custodian effective December 1, 2001. Under the terms of the agreement the Portfolio receives annual income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio, against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is invested by the custodian in securities approved by the Board of Directors and is disclosed as "Collateral for securities loaned" in the Statement of Assets and Liabilities. The Portfolio also continues to receive interest or dividends on the securities loaned. As of December 31, 2001, the Portfolio had securities on loan valued at $9,981,569 and received collateral of $10,131,141 for such loan. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6.      INTEREST RATE SWAP AGREEMENT

      As of December 31, 2001, the Portfolio had an interest rate swap agreement with Morgan Stanley & Co International Ltd with a notional amount of $2,000,000 and a maturity date of February 15, 2002. The Portfolio is receiving a floating interest rate of the 3-month LIBOR plus 1.75% (equal to 3.76% at December 31, 2001), and is paying a fixed interest rate of 3.00%.

7.      CALL OPTIONS WRITTEN

      As of December 31, 2001, covered call options written by the Portfolio were as follows:

      Number                                               Strike Price
        Of         Notional                                   as of
      Options       Amount           Security           December 31, 2001       Expiration
     ----------    ---------    --------------------    -----------------   -------------------

        2,000   $  2,000,000    CUC International    $       100.008            2/15/2002
                                Inc,
                                   3.000%,
                                2/15/2002

The Maxim Series Fund

Bond Portfolio

BONDS

AGENCY --- 26.2%
  1,000,000 Fannie Mae                                                 1,044,840
            Bonds
            6.625% November 15, 2030
  1,922,483 Freddie Mac                                                1,924,886
            Gold Pool #C01184
            6.500% June 1, 2031
    972,180 Freddie Mac                                                  991,312
            Gold Pool #C01049
            7.000% September 1, 2030
  2,786,475 Freddie Mac                                                2,877,036
            Gold Pool #C36607
            7.500% February 1, 2030
  5,994,933 Freddie Mac                                                6,002,426
            Gold Pool C59001
            6.500% October 1, 2031
    809,349 Freddie Mac                                                  848,805
            Gold Pool #C01005
            8.000% June 1, 2030
  1,360,275 Freddie Mac                                                1,387,903
            Gold Pool #C35880
            7.000% January 1, 2030
  1,081,302 Freddie Mac                                                1,102,582
            Gold Pool #C41666
            7.000% August 1, 2030
                                                                     $16,179,790

AIR FREIGHT --- 2.6%
  1,776,892 American Trans Air #                                       1,599,203
            Series 1996-1 Class 1C
            7.820% March 26, 2004
                                                                      $1,599,203

BANKS --- 1.7%
  1,000,000 JP Morgan Chase & Co                                       1,025,060
            Subordinated Notes
            6.750% February 1, 2011
                                                                      $1,025,060

BROADCAST/MEDIA --- 0.8%
    500,000 CSC Holdings Inc #                                           500,689
            Senior Notes
            7.625% April 1, 2011
                                                                        $500,689

FINANCIAL SERVICES --- 6.7%
  1,000,000 American General Corp                                      1,084,660
            Notes
            7.500% July 15, 2025
  1,000,000 Citigroup Inc                                                985,570
            Debentures
            6.625% January 15, 2028
  1,000,000 Ford Motor Credit Co                                         986,800
            Bonds
            7.375% February 1, 2011
  1,000,000 General Electric Capital Services                          1,109,890
            Subordinated Notes
            7.500% August 21, 2035
                                                                      $4,166,920

GOLD, METALS & MINING --- 1.6%
  1,000,000 Phelps Dodge Corp                                            966,400
            Senior Notes
            8.750% June 1, 2011
                                                                        $966,400

HOTELS/MOTELS --- 1.6%
  1,000,000 Hilton Hotels Corp                                           964,850
            Notes
            7.625% May 15, 2008
                                                                        $964,850

OIL & GAS --- 3.3%
  1,000,000 Conoco Inc Class B                                         1,033,030
            Senior Notes
            5.900% April 15, 2004
  1,000,000 Consolidated Natural Gas Co                                  986,190
            Debentures
            6.625% December 1, 2013
                                                                      $2,019,220

OTHER ASSET-BACKED --- 7.3%
  1,785,000 Comed Transitional Funding Trust                           1,822,439
            Series 1998-1 Class A-6
            5.630% June 25, 2009
    594,541 Green Tree Consumer Trust                                    608,454
            Series 1998-A Class BH
            8.410% May 15, 2029
  2,000,000 Peco Energy Transition Trust                               2,090,440
            Series 1999-A Class A4
            5.800% March 1, 2007
                                                                      $4,521,333

PAPER & FOREST PRODUCTS --- 1.6%
  1,000,000 Fort James Corp                                            1,007,440
            Notes
            6.700% November 15, 2003
                                                                      $1,007,440

RAILROADS --- 5.0%
  2,900,000 National Rail Corp #                                       3,070,810
            Debentures
            7.470% August 8, 2010
                                                                      $3,070,810

RETAIL --- 1.9%
  1,000,000 Wal-Mart Stores Inc                                        1,154,540
            Notes
            7.550% February 15, 2030
                                                                      $1,154,540

SPECIALIZED SERVICES --- 3.3%
  2,000,000 CUC International Inc                                      2,021,458
            Convertible
            3.000% February 15, 2002
                                                                      $2,021,458

TELEPHONE & TELECOMMUNICATIONS --- 3.3%
  1,000,000 AT&T Corp                                                  1,013,710
            Notes
            5.625% March 15, 2004
  1,000,000 Qwest Capital Funding Inc                                  1,018,660
            Company Guaranteed Notes
            7.900% August 15, 2010
                                                                      $2,032,370

U.S. GOVERNMENTS --- 25.1%
  1,000,000 United States of America                                   1,156,090
            Treasury Bonds
            7.250% May 15, 2016
  1,250,000 United States of America                                   1,348,825
            Treasury Notes
            6.500% May 15, 2005
  3,000,000 United States of America (6)                               3,175,320
            Treasury Notes
            5.875% November 15, 2004
  2,650,000 United States of America (6)                               2,798,639
            Treasury Notes
            5.750% November 15, 2005
  5,000,000 United States of America (6)                               4,989,050
            Treasury Notes
            2.750% October 31, 2003
    950,000 United States of America (6)                               1,021,250
            Treasury Notes
            6.125% August 15, 2007
  1,000,000 United States of America (6)                                 985,470
            Treasury Bonds
            5.375% February 15, 2031
                                                                     $15,474,644

TOTAL BONDS --- 91.8%                                                $56,704,727
(Cost $56,371,611)

SHORT-TERM INVESTMENTS

AGENCY --- 8.2%
    750,000 Fannie Mae                                                   749,925
  3,083,000 Farmer Mac                                                 3,082,870
  1,222,000 Freddie Mac                                                1,221,573
                                                                      $5,054,368

TOTAL SHORT-TERM INVESTMENTS --- 8.2%                                 $5,054,368
(Cost $5,054,368)

TOTAL BOND PORTFOLIO --- 100.0%                                      $61,759,095
(Cost $61,425,979)

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Bond Portfolio of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Bond Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
February 12, 2002

                            MAXIM SERIES FUND, INC.
   Financial Statements and Financial Highlights for the Years Ended December
                               31, 2001 and 2000

                             Stock Index Portfolio

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

                                                                           STOCK
                                                                           INDEX
                                                                         PORTFOLIO
                                                                      -----------------
                                                                      -----------------
ASSETS:
     Investments in securities, market value  (1)                   $      864,757,303
     Cash                                                                       86,669
     Dividends and interest receivable                                         841,086
     Receivable for investments sold                                            31,438
                                                                      -----------------
                                                                      -----------------

            Total assets                                                   865,716,496
                                                                      -----------------
                                                                      -----------------

LIABILITIES:
     Due to investment adviser                                                 436,851
     Payable for investments purchased                                         250,321
     Variation margin on futures contracts                                      42,850
                                                                      -----------------
                                                                      -----------------

            Total liabilities                                                  730,022
                                                                      -----------------
                                                                      -----------------

NET ASSETS                                                          $      864,986,474
                                                                      =================
                                                                      =================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                  $       31,605,017
     Additional paid-in capital                                            556,432,037
     Net unrealized appreciation on investments and futures contracts      279,351,188
     Undistributed net investment income                                        73,348
     Accumulated net realized loss on investments and futures contracts     (2,475,116)
                                                                      -----------------
                                                                      -----------------

NET ASSETS                                                          $      864,986,474
                                                                      =================
                                                                      =================

NET ASSET VALUE PER OUTSTANDING SHARE                               $           2.7369
                                                                      =================
                                                                      =================
(Offering and Redemption Price)                                                      -

SHARES OF CAPITAL STOCK:
     Authorized                                                            400,000,000
     Outstanding                                                           316,050,170

(1)  Cost of investments in securities:                             $      585,435,140

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                                                                         STOCK
                                                                                         INDEX
                                                                                       PORTFOLIO
                                                                                     ---------------
                                                                                     ---------------
INVESTMENT INCOME:
     Interest                                                                      $        223,442
     Dividends                                                                           11,519,424
     Foreign withholding tax                                                                (49,793)
                                                                                     ---------------
                                                                                     ---------------

     Total income                                                                        11,693,073
                                                                                     ---------------
                                                                                     ---------------

EXPENSES:
     Management fees                                                                      5,391,238
                                                                                     ---------------
                                                                                     ---------------

NET INVESTMENT INCOME                                                                     6,301,835
                                                                                     ---------------
                                                                                     ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                                                    48,337,661
     Net realized loss on futures contracts                                              (1,672,314)
     Change in net unrealized appreciation on investments                              (169,751,076)
     Change in net unrealized appreciation on futures contracts                              19,925
                                                                                     ---------------
                                                                                     ---------------

     Net realized and unrealized loss on investments and futures contracts             (123,065,804)
                                                                                     ---------------
                                                                                     ---------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $   (116,763,969)
                                                                                     ===============
                                                                                     ===============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                                                                          STOCK INDEX
                                                                          PORTFOLIO
                                                                        -------------------------------
                                                                        -------------------------------
                                                                            2001             2000
                                                                        --------------   --------------
                                                                        --------------   --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                            $     6,301,835  $     6,736,151
     Net realized gain on investments                                      48,337,661       87,098,455
     Net realized loss on futures contracts                                (1,672,314)      (1,549,157)
     Change in net unrealized appreciation on investments                (169,751,076)    (182,364,795)
     Change in net unrealized appreciation on futures contracts                19,925         (127,332)
                                                                        --------------   --------------
                                                                        --------------   --------------

     Net decrease in net assets resulting from operations                (116,763,969)     (90,206,678)
                                                                        --------------   --------------
                                                                        --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                            (6,228,486)      (6,769,040)
     From net realized gains                                              (59,420,803)     (99,661,889)
                                                                        --------------   --------------
                                                                        --------------   --------------

     Total distributions                                                  (65,649,289)    (106,430,929)
                                                                        --------------   --------------
                                                                        --------------   --------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                    101,880,789      299,693,516
     Reinvestment of distributions                                         65,649,289      106,430,929
     Redemptions of shares                                               (148,108,347)    (347,580,989)
                                                                        --------------   --------------
                                                                        --------------   --------------

     Net increase in net assets resulting from share transactions          19,421,731       58,543,456
                                                                        --------------   --------------
                                                                        --------------   --------------

     Total decrease in net assets                                        (162,991,527)    (138,094,151)

NET ASSETS:
     Beginning of period                                                1,027,978,001    1,166,072,152
                                                                        --------------   --------------
                                                                        --------------   --------------

     End of period  (1)                                               $   864,986,474  $ 1,027,978,001
                                                                        ==============   ==============
                                                                        ==============   ==============
                                                                                    0

OTHER INFORMATION:

SHARES:
     Sold                                                                  33,912,070       76,014,384
     Issued in reinvestment of distributions                               24,472,925       30,284,991
     Redeemed                                                             (48,443,608)     (88,507,293)
                                                                        --------------   --------------
                                                                        --------------   --------------

     Net increase                                                           9,941,387       17,792,082
                                                                        ==============   ==============
                                                                        ==============   ==============

(1) Including undistributed (overdistributed) net investment income   $        73,348  $       (49,886)

See notes to financial statements.

MAXIM SERIES FUND, INC.

STOCK INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                       Year Ended December 31,
                                      --------------------------------------------------------------------
                                      --------------------------------------------------------------------
                                         2001          2000          1999           1998          1997
                                      -----------  -------------  ------------  -------------  -----------
                                      -----------  -------------  ------------  -------------  -----------

Net Asset Value, Beginning of Period$     3.3582 $       4.0444 $      3.5821 $       2.9474 $     2.3650

Income from Investment Operations

Net investment income                     0.0216         0.0228        0.0272         0.0283       0.0364
Net realized and unrealized gain (loss)  (0.4203)       (0.3350)       0.6682         0.7538       0.7196
                                      -----------  -------------  ------------  -------------  -----------
                                      -----------  -------------  ------------  -------------  -----------

Total Income (Loss) From
     Investment Operations               (0.3987)       (0.3122)       0.6954         0.7821       0.7560
                                      -----------  -------------  ------------  -------------  -----------
                                      -----------  -------------  ------------  -------------  -----------

Less Distributions

From net investment income               (0.0212)       (0.0229)      (0.0271)       (0.0284)     (0.0364)
From net realized gains                  (0.2014)       (0.3511)      (0.2060)       (0.1190)     (0.1372)
                                      -----------  -------------  ------------  -------------  -----------
                                      -----------  -------------  ------------  -------------  -----------

Total Distributions                      (0.2226)       (0.3740)      (0.2331)       (0.1474)     (0.1736)
                                      -----------  -------------  ------------  -------------  -----------
                                      -----------  -------------  ------------  -------------  -----------

Net Asset Value, End of Period      $     2.7369 $       3.3582 $      4.0444 $       3.5821 $     2.9474
                                      ===========  =============  ============  =============  ===========
                                      ===========  =============  ============  =============  ===========
                                          0.0000

Total Return                             (11.63%)        (7.94%)       19.73%         26.79%       32.20%

Net Assets, End of Period           $ 864,986,474 $1,027,978,001 $1,166,072,152 $1,029,722,471 $817,386,568

Ratio of Expenses to
Average Net Assets                         0.60%          0.60%         0.60%          0.60%        0.60%

Ratio of Net Investment Income to
Average Net Assets                         0.70%          0.60%         0.71%          0.87%        1.15%

Portfolio Turnover Rate                   11.46%         15.71%        10.69%         12.91%       17.30%

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

1.   ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES Maxim Series Fund, Inc. (the
     Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Stock Index Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek investment results that track the total return of the common stocks that comprise the Standard & Poor's (S&P) 500 Composite Stock Price Index and the S&P MidCap 400 Index, weighted according to their pro rata share of the market. The Portfolio is nondiversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Financial Futures Contracts

      The Portfolio may invest in financial futures contracts as a substitute for a comparable market position in the underlying securities. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as "variation margin", are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.


      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

      Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio. For the year ended December 31, 2001, the Portfolio reclassified $44,741 from accumulated net realized gain on investments to undistributed net investment income and $5,144 from paid-in-capital to undistributed net investment income.

2.    INVESTMENT ADVISORY AGREEMENT

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $102,120,495 and $135,545,151, respectively. For the year ended December 31, 2001, there were no purchases or sales of U.S. Government securities.

4.    UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2001, the U.S. Federal income tax cost basis was $588,066,602. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $349,209,398 and gross depreciation of securities in which there was an excess of tax cost over value of $72,518,697, resulting in net appreciation of $276,690,701.

5.    FUTURES CONTRACTS

      As of December 31, 2001, the Portfolio had 14 open S&P 500 and 2 open S&P MidCap 400 long futures contracts. The contracts expire in March 2002 and the Portfolio has recorded unrealized appreciation of $19,425 and $9,600, respectively, for a total unrealized appreciation of $29,025.

6.      TAX INFORMATION (unaudited)

      For federal income tax purposes the following is furnished with respect to distributions paid by the Portfolio during its taxable year ended December 31, 2001.

      The Portfolio designated and paid $59,420,803 as a long-term capital gain distribution.

      Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2001, 100.00% qualifies for the dividend received deduction available to the Portfolio's corporate shareholders.

The Maxim Series Fund

Stock Index Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 1.2%
     64,626 Boeing Co                                                  2,506,196
     15,200 General Dynamics Corp                                      1,210,528
      7,830 Goodrich Corp                                                208,435
     33,082 Lockheed Martin Corp                                       1,543,937
      8,956 Northrop Grumman Corp                                        902,854
      3,800 Precision Castparts Corp                                     107,350
     29,160 Raytheon Co Class B                                          946,825
     13,900 Rockwell Collins                                             271,050
     13,900 Rockwell International Corp                                  248,254
        800 Sequa Corp Class A*                                           38,016
     35,740 United Technologies Corp                                   2,309,876
                                                                     $10,293,321

AGRICULTURE --- 0.0%
      2,000 Universal Corp                                                72,820
                                                                         $72,820

AIR FREIGHT --- 0.1%
      3,650 Airborne Inc                                                  54,130
      2,900 Atlas Air Worldwide Holdings Inc*                             42,485
      3,800 CNF Inc                                                      127,490
      3,600 EGL Inc*                                                      50,220
      3,900 Expeditors International of Washington Inc                   222,105
                                                                        $496,430

AIRLINES --- 0.2%
     11,750 AMR Corp*                                                    260,498
      2,000 Alaska Air Group Inc*                                         58,200
      9,350 Delta Air Lines Inc                                          273,581
     57,870 Southwest Airlines Co                                      1,069,438
      5,050 US Airways Group Inc*                                         32,017
                                                                      $1,693,734

AUTO PARTS & EQUIPMENT --- 0.3%
      5,100 ArvinMeritor Inc                                             100,164
      1,600 Bandag Inc                                                    55,616
      1,970 BorgWarner Inc                                               102,933
      5,450 Cooper Tire & Rubber Co                                       86,982
     11,311 Dana Corp                                                    156,997
     42,615 Delphi Automotive Systems Corp                               582,121
      5,750 Gentex Corp*                                                 153,698
     13,025 Genuine Parts Co                                             478,018
     12,050 Goodyear Tire & Rubber Co                                    286,911
      4,950 Lear Corp*                                                   188,793
      2,600 Modine Manufacturing Co                                       60,658
      1,900 Superior Industries International Inc                         76,475
      9,400 TRW Inc                                                      348,176
      9,988 Visteon Corp                                                 150,220
                                                                      $2,827,762

AUTOMOBILES --- 0.5%
    139,200 Ford Motor Co                                              2,188,224
     41,650 General Motors Corp                                        2,024,190
                                                                      $4,212,414

BANKS --- 6.4%
     28,090 AmSouth Bancorp                                              530,901
      5,125 Associated Banc-Corp                                         180,861
     33,361 BB&T Corp                                                  1,204,666
     88,597 Bank One Corp                                              3,459,713
    120,208 Bank of America Corp                                       7,567,094
     55,850 Bank of New York Co Inc                                    2,278,680
     11,550 Banknorth Group Inc                                          260,106
      3,550 City National Corp                                           166,318
      8,500 Colonial BancGroup Inc                                       119,765
     13,550 Comerica Inc                                                 776,415
      9,650 Compass Bancshares Inc                                       273,095
     43,671 Fifth Third Bancorp                                        2,678,342
      9,850 First Tennessee National Corp                                357,161
      3,450 First Virginia Banks Inc                                     175,122
      6,550 FirstMerit Corp                                              177,440
     80,421 FleetBoston Financial Corp                                 2,935,367
      3,800 Greater Bay Bancorp                                          108,604
     12,050 Hibernia Corp                                                214,370
     19,185 Huntington Bancshares Inc                                    329,790
      4,561 Independence Community Bank Corp                             103,808
    150,918 JP Morgan Chase & Co                                       5,485,869
     32,304 KeyCorp                                                      786,279
      7,350 M&T Bank Corp                                                535,448
      7,850 Marshall & Ilsley Corp                                       496,748
     36,262 Mellon Financial Corp                                      1,364,176
      5,320 Mercantile Bankshares Corp                                   228,973
     45,740 National City Corp                                         1,337,438
     15,575 National Commerce Financial Corp                             394,048
     12,350 North Fork Bancorp Inc                                       395,077
     17,000 Northern Trust Corp                                        1,023,740
     21,950 PNC Financial Services Group                               1,233,590
      6,150 Pacific Century Financial Corp                               159,224
      3,800 Provident Financial Group Inc                                 99,864
     17,400 Regions Financial Corp                                       522,696
      7,075 Roslyn Bancorp Inc                                           123,813
      3,700 Silicon Valley Bancshares*                                    98,901
     25,824 SouthTrust Corp                                              637,078
     24,800 State Street Corp                                          1,295,800
     22,126 SunTrust Banks Inc                                         1,387,300
     22,050 Synovus Financial Corp                                       552,353
      6,050 TCF Financial Corp                                           290,279
    146,390 US Bancorp                                                 3,063,943
     10,450 Union Planters Corp                                          471,609
    104,616 Wachovia Corp                                              3,280,758
    129,840 Wells Fargo & Co                                           5,641,548
      2,670 Westamerica Bancorp                                          105,652
      2,400 Wilmington Trust Corp                                        151,944
      7,050 Zions Bancorp                                                370,689
                                                                     $55,432,455

BIOTECHNOLOGY --- 0.5%
      4,150 COR Therapeutics Inc*                                         99,310
     15,700 Genzyme Corp*                                                939,802
      7,150 Gilead Sciences Inc*                                         469,898
     11,350 IDEC Pharmaceuticals Corp*                                   782,356
     40,645 Immunex Corp*                                              1,126,273
      4,950 Incyte Genomics Inc*                                          96,822
     16,600 Millennium Pharmaceuticals Inc*                              406,866
      6,600 Protein Design Labs Inc*                                     216,480
      5,750 Vertex Pharmaceuticals Inc*                                  141,393
                                                                      $4,279,200

BROADCAST/MEDIA --- 0.7%
     44,750 Clear Channel Communications Inc*                          2,278,223
     71,950 Comcast Corp Class A*                                      2,590,200
      3,500 Emmis Communications Corp Class A*                            82,740
      3,350 Entercom Communications Corp*                                167,500
      8,250 Hispanic Broadcasting Corp*                                  210,375
     15,770 Univision Communications Inc Class A*                        638,054
      8,300 Westwood One Inc*                                            249,415
                                                                      $6,216,507

BUILDING MATERIALS --- 0.2%
      3,087 Granite Construction Inc                                      74,335
      3,500 Martin Marietta Materials Inc                                163,100
     34,900 Masco Corp                                                   855,050
      4,550 Quanta Services Inc*                                          70,207
     11,950 Sherwin-Williams Co                                          328,625
      7,650 Vulcan Materials Co                                          366,741
                                                                      $1,858,058

CHEMICALS --- 1.4%
      2,175 A Schulman Inc                                                29,689
     17,400 Air Products & Chemicals Inc                                 816,234
      5,250 Airgas Inc*                                                   79,380
      3,450 Albemarle Corp                                                82,800
      8,450 Avery Dennison Corp                                          477,679
      5,050 Cabot Corp                                                   180,285
      8,648 Crompton Corp                                                 77,832
      3,000 Cytec Industries Inc*                                         81,000
     68,248 Dow Chemical Co                                            2,305,417
     78,857 EI du Pont de Nemours & Co                                 3,352,211
      5,950 Eastman Chemical Co                                          232,169
      9,850 Engelhard Corp                                               272,648
      2,300 FMC Corp*                                                    136,850
      2,600 Ferro Corp                                                    67,080
      3,900 Great Lakes Chemical Corp                                     94,692
      2,200 HB Fuller Co                                                  63,294
      8,150 Hercules Inc*                                                 81,500
      8,650 IMC Global Inc                                               112,450
     14,500 Jabil Circuit Inc*                                           329,440
      3,800 Lubrizol Corp                                                133,342
      8,850 Lyondell Chemical Co                                         126,821
      1,450 Minerals Technologies Inc                                     67,628
      3,300 Olin Corp                                                     53,262
     12,750 PPG Industries Inc                                           659,430
     12,250 Praxair Inc                                                  676,813
      7,831 RPM Inc                                                      113,236
     16,804 Rohm & Haas Co                                               581,923
      5,800 Sigma-Aldrich Corp                                           228,578
      7,930 Solutia Inc                                                  111,179
      3,600 Valspar Corp                                                 142,560
                                                                     $11,767,422

COMMUNICATIONS - EQUIPMENT --- 2.5%
     59,450 ADC Telecommunications Inc*                                  273,470
      3,100 ADTRAN Inc*                                                   79,112
      6,250 Advanced Fibre Communications*                               110,438
      6,287 Andrew Corp*                                                 137,622
     21,605 Avaya Inc*                                                   262,501
    556,560 Cisco Systems Inc*                                        10,079,302
      3,850 CommScope Inc*                                                81,890
     14,200 Comverse Technology Inc*                                     317,654
     70,750 Corning Inc                                                  631,090
      5,050 Harris Corp                                                  154,076
    100,050 JDS Uniphase Corp*                                           873,437
      3,038 L-3 Communications Holdings Inc*                             273,420
    258,978 Lucent Technologies Inc                                    1,628,972
     24,750 Network Appliance Inc*                                       541,283
    242,238 Nortel Networks Corp                                       1,816,785
      3,600 Plantronics Inc*                                              92,304
      6,850 Polycom Inc*                                                 233,311
     57,650 QUALCOMM Inc*                                              2,911,325
     12,350 Scientific-Atlanta Inc                                       295,659
     31,050 Tellabs Inc*                                                 464,508
                                                                     $21,258,159

COMPUTER HARDWARE & SYSTEMS --- 4.0%
     25,700 3Com Corp*                                                   163,966
     26,550 Apple Computer Inc*                                          581,445
      3,300 Avocent Corp*                                                 80,025
      1,814 Cabot Microelectronics Corp*                                 143,760
    128,467 Compaq Computer Corp                                       1,253,838
      4,507 Credence Systems Corp*                                        83,695
    197,860 Dell Computer Corp*                                        5,377,835
    167,874 EMC Corp*                                                  2,256,227
      2,400 FEI Co*                                                       75,624
     24,590 Gateway Inc*                                                 197,704
    147,802 Hewlett-Packard Co                                         3,035,853
      2,900 InFocus Corp*                                                 63,858
    131,356 International Business Machines Corp                      15,888,822
      9,800 Lexmark International Group Inc Class A*                     578,200
      8,545 McDATA Corp*                                                 209,353
      4,950 Mentor Graphics Corp*                                        116,672
      7,381 NCR Corp*                                                    272,064
      3,800 National Instruments Corp*                                   142,348
     43,027 Palm Inc*                                                    166,945
     11,550 Quantum Corp-DLT & Storage Systems*                          113,768
      5,250 Sandisk Corp*                                                 75,600
      7,950 Storage Technology Corp*                                     164,327
    247,750 Sun Microsystems Inc*                                      3,047,325
     24,050 Unisys Corp*                                                 301,587
                                                                     $34,390,841

COMPUTER SOFTWARE & SERVICES --- 6.7%
     18,100 Adobe Systems Inc                                            562,005
      2,600 Advent Software*                                             129,870
      4,504 Affiliated Computer Services Inc Class A*                    478,010
     22,220 Ascential Software Corp*                                      89,991
      4,150 Autodesk Inc                                                 154,671
     47,500 Automatic Data Processing Inc                              2,797,750
     18,600 BMC Software Inc*                                            304,482
     18,950 Cadence Design Systems Inc*                                  415,384
     14,000 Citrix Systems Inc*                                          317,240
     43,731 Computer Associates International Inc                      1,508,282
     12,800 Computer Sciences Corp*                                      626,944
     28,050 Compuware Corp*                                              330,710
     36,936 Concord EFS Inc*                                           1,210,762
     10,150 Electronic Arts Inc*                                         608,493
     35,500 Electronic Data Systems Corp                               2,433,525
     14,320 Enterasys Networks Inc*                                      126,732
     10,950 Equifax Inc                                                  264,443
     29,494 First Data Corp                                            2,313,804
     14,168 Fiserv Inc*                                                  599,590
      6,512 Gartner Inc*                                                  72,934
      3,633 Internet Security Systems Inc*                               116,474
     15,800 Intuit Inc*                                                  675,608
      3,600 Investment Technology Group Inc*                             140,652
      6,650 Jack Henry & Associates Inc                                  145,236
      5,250 Keane Inc*                                                    94,658
      6,850 Legato Systems Inc*                                           88,845
      4,550 Macromedia Inc*                                               80,990
      3,900 Macrovision Corp*                                            137,358
      6,350 Mercury Interactive Corp*                                    215,773
    409,200 Microsoft Corp*                                           27,109,393
     10,449 Network Associates Inc*                                      270,107
     27,350 Novell Inc*                                                  125,537
    425,498 Oracle Corp*                                               5,876,127
     20,000 Parametric Technology Corp*                                  156,200
     28,296 Paychex Inc                                                  986,116
     22,300 PeopleSoft Inc*                                              896,460
      4,300 RSA Security  Inc*                                            75,078
     15,400 Rational Software Corp*                                      300,300
      3,800 Retek Inc*                                                   113,506
     10,183 Sabre Holdings Corp*                                         431,250
      9,250 Sapient Corp*                                                 71,410
     34,400 Siebel Systems Inc*                                          962,512
     20,400 SunGard Data Systems Inc*                                    590,172
      7,750 Sybase Inc*                                                  122,140
      3,050 Sykes Enterprises Inc*                                        28,487
      5,800 Symantec Corp*                                               384,714
      4,550 Synopsys Inc*                                                268,769
      4,750 Titan Corp*                                                  118,513
      2,800 Transaction Systems Architects Inc Class A*                   34,328
     30,300 VERITAS Software Corp*                                     1,358,349
      6,050 Wind River Systems*                                          108,356
     43,150 Yahoo! Inc*                                                  765,481
                                                                     $58,194,521

CONGLOMERATES --- 0.1%
     10,750 Textron Inc                                                  445,695
                                                                        $445,695

CONTAINERS --- 0.1%
      2,000 Ball Corp                                                    141,400
      3,950 Bemis Co Inc                                                 194,261
     12,050 Pactiv Corp*                                                 213,888
      3,800 Temple-Inland Inc                                            215,574
                                                                        $765,123

COSMETICS & PERSONAL CARE --- 0.5%
      4,400 Alberto-Culver Co Class B                                    196,856
     18,100 Avon Products Inc                                            841,650
     80,250 Gillette Co                                                2,680,350
      7,250 International Flavors & Fragrances Inc                       215,398
                                                                      $3,934,254

DISTRIBUTORS --- 0.6%
     33,930 Cardinal Health Inc                                        2,193,914
     21,619 McKesson HBOC Inc                                            808,551
      5,179 Patterson Dental Co*                                         211,976
     10,050 SUPERVALU Inc                                                222,306
     51,200 SYSCO Corp                                                 1,342,464
                                                                      $4,779,211

ELECTRIC COMPANIES --- 2.5%
      6,250 ALLETE Inc                                                   157,500
      9,550 Allegheny Energy Inc                                         345,901
      6,696 Alliant Energy Corp                                          203,291
     10,450 Ameren Corp                                                  442,035
     24,580 American Electric Power Co Inc                             1,069,967
      1,900 Black Hills Corp                                              64,296
     10,100 CMS Energy Corp                                              242,703
     12,143 Cinergy Corp                                                 405,940
      3,340 Cleco Corp                                                    73,380
      6,675 Conectiv Inc                                                 163,471
     16,200 Consolidated Edison Inc                                      653,832
     12,450 Constellation Energy Group                                   330,548
      9,724 DPL Inc                                                      234,154
      4,350 DQE Inc                                                       82,346
     12,487 DTE Energy Co                                                523,705
     19,892 Dominion Resources Inc                                     1,195,509
     58,726 Duke Energy Corp                                           2,305,583
     24,850 Edison International*                                        375,235
      8,850 Energy East Corp                                             168,062
     16,700 Entergy Corp                                                 653,137
     24,437 Exelon Corp                                                1,170,044
     13,300 FPL Group Inc                                                750,120
     22,703 FirstEnergy Corp                                             794,151
      4,750 Great Plains Energy Inc                                      119,700
      2,400 Hawaiian Electric Industries Inc                              96,672
      2,800 IDACORP Inc                                                  113,680
     27,464 Mirant Corp*                                                 439,973
      7,950 Montana Power Co*                                             45,713
      3,950 NSTAR                                                        177,158
     12,150 Niagara Mohawk Holdings Inc*                                 215,420
     10,890 Northeast Utilities                                          191,991
      5,950 OGE Energy Corp                                              137,326
     29,353 PG&E Corp*                                                   564,752
     11,096 PPL Corp                                                     386,696
      6,450 Pinnacle West Capital Corp                                   269,933
      8,350 Potomac Electric Power Co                                    188,460
     16,535 Progress Energy Inc                                          744,571
      8,100 Progress Energy Inc @ (CVO)*                                       0
      2,900 Public Service Co of New Mexico                               81,055
     15,870 Public Service Enterprise Group Inc                          669,555
      6,550 Puget Energy Inc                                             143,380
     22,617 Reliant Energy Inc                                           599,803
      8,000 Scana Corp                                                   222,640
      7,550 Sierra Pacific Resources                                     113,628
     52,000 Southern Co                                                1,318,200
     19,575 TXU Corp                                                     922,961
     10,350 Teco Energy Inc                                              271,584
      8,650 UtiliCorp United Inc                                         217,721
      5,450 Western Resources Inc                                         93,740
      8,900 Wisconsin Energy Corp                                        200,784
     26,124 Xcel Energy Inc                                              724,680
                                                                     $21,676,686

ELECTRONIC INSTRUMENTS & EQUIP --- 4.9%
     34,659 Agilent Technologies Inc*                                    988,128
     14,800 American Power Conversion Corp*                              214,008
      7,550 Arrow Electronics Inc*                                       225,745
     35,300 Atmel Corp*                                                  279,576
      8,850 Avnet Inc                                                    225,410
      5,550 Cirrus Logic Inc*                                             73,371
      7,150 Cooper Industries Inc                                        249,678
      9,750 Cypress Semiconductor Corp*                                  194,318
      2,000 DSP Group Inc*                                                46,520
     32,650 Emerson Electric Co                                        1,864,315
    755,380 General Electric Co                                       30,275,711
      4,350 Hubbell Inc Class B                                          127,803
      8,150 Integrated Device Technology Inc*                            216,709
      4,850 International Rectifier Corp*                                169,168
      6,750 KEMET Corp*                                                  119,813
      3,600 LTX Corp*                                                     75,384
      9,450 Lam Research Corp*                                           219,429
      8,250 Lattice Semiconductor Corp*                                  169,703
      3,000 MIPS Technologies Inc*                                        23,940
      6,950 Micrel Inc*                                                  182,299
     10,000 Microchip Technology Inc*                                    387,400
     14,785 Molex Inc                                                    457,596
     10,700 NVIDIA Corp*                                                 715,830
      2,700 Newport Corp                                                  52,056
      9,398 PerkinElmer Inc                                              329,118
      3,050 Plexus Corp*                                                  81,008
      5,950 Power-One Inc*                                                61,940
     12,400 RF Micro Devices Inc*                                        238,452
      3,099 SPX Corp*                                                    424,253
     39,700 Sanmina Corp*                                                790,030
      5,350 Semtech Corp*                                                190,942
     61,149 Solectron Corp*                                              689,761
     17,214 Symbol Technologies Inc                                      273,358
      7,050 Tektronix Inc*                                               181,749
      4,350 Thomas & Betts Corp                                           92,003
      6,550 TranSwitch Corp*                                              29,475
      9,897 TriQuint Semiconductor Inc*                                  121,337
     12,063 Vishay Intertechnology Inc*                                  235,229
      7,250 WW Grainger Inc                                              348,000
      9,950 Waters Corp*                                                 385,563
                                                                     $42,026,128

ELECTRONICS - SEMICONDUCTOR --- 4.2%
     26,150 Advanced Micro Devices Inc*                                  414,739
     29,500 Altera Corp*                                                 625,990
     27,382 Analog Devices Inc*                                        1,215,487
     61,800 Applied Materials Inc*                                     2,478,180
     22,850 Applied Micro Circuits Corp*                                 258,662
     19,800 Broadcom Corp Class A*                                       809,226
     18,712 Conexant Systems Inc*                                        268,704
      4,100 Cree Inc*                                                    120,786
      7,585 Fairchild Semiconductor Corp                                 213,897
    511,350 Intel Corp                                                16,081,958
     14,000 KLA-Tencor Corp*                                             693,840
     27,550 LSI Logic Corp*                                              434,739
     24,250 Linear Technology Corp                                       946,720
     25,044 Maxim Integrated Products Inc*                             1,315,060
     45,250 Micron Technology Inc*                                     1,402,750
    167,075 Motorola Inc                                               2,509,467
     13,200 National Semiconductor Corp*                                 406,428
     10,850 Novellus Systems Inc*                                        428,033
     12,545 PMC-Sierra Inc*                                              266,707
      7,050 QLogic Corp*                                                 313,796
     13,200 Teradyne Inc*                                                397,848
    132,060 Texas Instruments Inc                                      3,697,680
     13,900 Vitesse Semiconductor Corp*                                  172,777
     25,200 Xilinx Inc*                                                  984,060
                                                                     $36,457,534

ENGINEERING & CONSTRUCTION --- 0.0%
      5,950 Fluor Corp                                                   222,530
                                                                        $222,530

FINANCIAL SERVICES --- 5.9%
     39,998 AFLAC Inc                                                    982,351
      8,050 Ambac Financial Group Inc                                    465,773
      6,310 AmeriCredit Corp*                                            199,081
    100,600 American Express Co                                        3,590,414
      7,600 Astoria Financial Corp                                       201,096
      5,525 Certegy Inc*                                                 189,066
    390,497 Citigroup Inc                                             19,712,289
      8,750 Dime Bancorp Inc                                             315,700
     76,150 Fannie Mae (nonvtg)                                        6,053,925
     20,150 Franklin Resources Inc                                       710,691
     52,700 Freddie Mac                                                3,446,580
     10,330 Golden State Bancorp                                         270,130
      7,650 GreenPoint Financial Corp                                    273,488
      4,550 IndyMac Bancorp Inc*                                         106,379
      2,500 Investors Financial Services Corp                            165,525
     23,500 John Hancock Financial Services Inc                          970,550
     11,325 MBIA Inc                                                     607,360
     64,677 MBNA Corp                                                  2,276,630
     56,300 MetLife Inc                                                1,783,584
      4,932 Metris Cos Inc                                               126,802
     11,950 Moody's Corp                                                 476,327
     84,012 Morgan Stanley Dean Witter & Co                            4,699,631
      1,900 NCO Group Inc*                                                43,510
      5,650 Neuberger Berman Inc                                         248,035
      3,450 PMI Group Inc                                                231,185
      8,350 SEI Investments Co                                           376,669
     18,700 Sovereign Bancorp Inc                                        228,888
     16,600 Stilwell Financial Inc                                       451,852
      9,350 T Rowe Price Group Inc                                       324,726
     12,350 USA Education Inc                                          1,037,647
      3,700 Webster Financial Corp                                       116,661
                                                                     $50,682,545

FOOD & BEVERAGES --- 3.8%
      2,800 Adolph Coors Co Class B                                      149,520
     68,100 Anheuser-Busch Cos Inc                                     3,078,801
      2,600 Bob Evans Farms Inc                                           63,882
      5,150 Brown-Forman Corp Class B                                    322,390
     31,100 Campbell Soup Co                                             928,957
    189,150 Coca-Cola Co                                               8,918,423
     33,900 Coca-Cola Enterprises Inc                                    642,066
     40,850 ConAgra Foods Inc                                            971,005
      3,201 Dean Foods Co*                                               218,308
      4,150 Dole Food Co Inc                                             111,345
      2,100 Dreyer's Grand Ice Cream Inc                                  80,871
     28,400 General Mills Inc                                          1,477,084
     26,550 HJ Heinz Co                                                1,091,736
     10,430 Hershey Foods Corp                                           706,111
     10,550 Hormel Foods Corp                                            283,479
      3,750 Interstate Bakeries Corp                                      90,675
      1,800 JM Smucker Co                                                 63,684
     30,900 Kellogg Co                                                   930,090
      5,250 McCormick & Co Inc (nonvtg)                                  220,343
     22,000 Pepsi Bottling Group Inc                                     517,000
     11,880 PepsiAmericas Inc                                            163,944
    133,765 PepsiCo Inc                                                6,513,018
     59,850 Sara Lee Corp                                              1,330,466
      3,550 Sensient Technologies Corp                                    73,876
      8,555 Smithfield Foods Inc*                                        188,552
      3,764 Tootsie Roll Industries Inc                                  147,097
     26,437 Tyson Foods Inc Class A                                      305,347
     43,539 Unilever NV NY Shrs                                        2,508,282
     17,250 Wm Wrigley Jr Co                                             886,133
                                                                     $32,982,485

GOLD, METALS & MINING --- 0.7%
      8,250 AK Steel Holding Corp                                         93,885
     24,350 Alcan Inc                                                    874,896
     65,670 Alcoa Inc                                                  2,334,569
      6,025 Allegheny Technologies Inc                                   100,919
      3,900 Arch Coal Inc                                                 88,530
     40,642 Barrick Gold Corp                                            648,240
      1,700 Carpenter Technology Corp                                     45,254
     10,944 Freeport-McMoRan Copper & Gold Inc Class B*                  146,540
     13,750 Inco Ltd*                                                    232,925
     14,824 Newmont Mining Corp                                          283,287
      5,950 Nucor Corp                                                   315,112
      5,920 Phelps Dodge Corp                                            191,808
     24,850 Placer Dome Inc                                              271,114
      4,100 UCAR International Inc*                                       43,870
      6,850 USX-US Steel Group                                           124,054
      6,400 Worthington Industries Inc                                    90,880
                                                                      $5,885,883

HARDWARE & TOOLS --- 0.1%
      6,250 Black & Decker Corp                                          235,813
      4,450 Snap-on Inc                                                  149,787
      6,550 Stanley Works                                                305,034
                                                                        $690,634

HEALTH CARE RELATED --- 5.2%
     10,902 Aetna Inc                                                    359,657
     10,050 Allergan Inc                                                 754,253
    100,000 American Home Products Corp                                6,136,000
      7,892 AmericsourceBergen Corp                                      501,537
     79,350 Amgen Inc*                                                 4,478,514
      4,000 Apria Healthcare Group Inc*                                   99,960
     11,300 Biogen Inc*                                                  648,055
    147,750 Bristol-Myers Squibb Co                                    7,535,250
     14,400 Chiron Corp*                                                 631,296
      4,325 Covance Inc*                                                  98,178
      8,738 Cytyc Corp*                                                  228,062
      6,000 Express Scripts Inc Class A*                                 280,560
      7,400 First Health Group Corp*                                     183,076
     40,113 HCA Inc                                                    1,545,955
     18,680 Health Management Associates Inc Class A*                    343,712
      9,420 Health Net Inc*                                              205,168
     29,704 HealthSouth Corp*                                            440,213
     12,900 Humana Inc*                                                  152,091
    232,604 Johnson & Johnson                                         13,746,896
      2,900 LifePoint Hospitals Inc*                                      98,716
      8,100 Lincare Holdings Inc*                                        232,065
      7,900 Manor Care Inc*                                              187,309
     16,100 MedImmune Inc*                                               746,235
      7,150 Omnicare Inc                                                 177,892
      7,550 Oxford Health Plans Inc*                                     227,557
      2,491 PacifiCare Health Systems Inc*                                39,856
      7,100 Quest Diagnostics Inc*                                       509,141
      8,890 Quintiles Transnational Corp*                                142,951
     24,700 Tenet Healthcare Corp*                                     1,450,384
      5,330 Triad Hospitals Inc*                                         156,436
      2,700 Trigon Healthcare Inc*                                       187,515
     24,050 UnitedHealth Group Inc                                     1,702,019
      4,560 Universal Health Services Inc Class B*                       195,077
      4,850 Wellpoint Health Networks Inc*                               566,723
                                                                     $44,988,309

HEAVY TRUCKS & PARTS --- 0.1%
      3,050 Cummins Engine Co Inc                                        117,547
      5,250 Eaton Corp                                                   390,653
      4,440 Navistar International Corp                                  175,380
      5,840 PACCAR Inc                                                   383,221
                                                                      $1,066,801

HOMEBUILDING --- 0.1%
      4,450 Centex Corp                                                  254,051
     10,470 Clayton Homes Inc                                            179,037
      3,460 KB HOME                                                      138,746
      4,750 Lennar Corp                                                  222,395
      4,400 Pulte Corp                                                   196,548
                                                                        $990,777

HOTELS/MOTELS --- 0.4%
     44,550 Carnival Corp                                              1,250,964
      7,000 Extended Stay America Inc*                                   114,800
      9,000 Harrah's Entertainment Inc*                                  333,090
     27,989 Hilton Hotels Corp                                           305,640
     18,550 Marriott International Inc Class A                           754,058
     15,050 Starwood Hotels & Resorts Worldwide Inc                      449,243
                                                                      $3,207,795

HOUSEHOLD GOODS --- 1.8%
     18,082 Clorox Co                                                    715,143
     42,600 Colgate-Palmolive Co                                       2,460,150
     11,650 Fortune Brands Inc                                           461,224
     40,480 Kimberly-Clark Corp                                        2,420,704
     14,900 Leggett & Platt Inc                                          342,700
      5,850 Maytag Corp                                                  181,526
     20,265 Newell Rubbermaid Inc                                        558,706
     98,550 Procter & Gamble Co                                        7,798,262
      4,350 Tupperware Corp                                               83,738
      5,150 Whirlpool Corp                                               377,650
                                                                     $15,399,803

INSURANCE RELATED --- 3.8%
      3,950 Allmerica Financial Corp                                     175,973
     55,040 Allstate Corp                                              1,854,848
      5,250 American Financial Group Inc                                 128,888
    199,159 American International Group Inc                          15,813,225
     19,975 Aon Corp                                                     709,512
      6,150 Arthur J Gallagher & Co                                      212,114
     11,350 CIGNA Corp                                                 1,051,578
     13,250 Chubb Corp                                                   914,250
     12,250 Cincinnati Financial Corp                                    467,338
     25,664 Conseco Inc*                                                 114,461
      3,600 Everest Re Group Ltd                                         254,520
      6,627 Fidelity National Financial Inc                              164,350
      4,400 HCC Insurance Holdings Inc                                   121,220
     18,050 Hartford Financial Services Group Inc                      1,134,082
      3,000 Horace Mann Educators Corp                                    63,660
     11,625 Jefferson-Pilot Corp                                         537,889
      4,150 Leucadia National Corp                                       119,811
     14,200 Lincoln National Corp                                        689,694
     14,950 Loews Corp                                                   827,931
      8,150 MGIC Investment Corp                                         503,018
     20,900 Marsh & McLennan Cos Inc                                   2,245,705
      3,700 Mony Group Inc                                               127,909
      4,550 Ohio Casualty Corp*                                           73,028
      9,100 Old Republic International Corp                              254,891
      5,700 Progressive Corp                                             851,010
      5,310 Protective Life Corp                                         153,618
      7,100 Radian Group Inc                                             304,945
      9,810 SAFECO Corp                                                  305,582
     16,248 St Paul Cos Inc                                              714,425
      2,260 StanCorp Financial Group Inc                                 106,785
      9,450 Torchmark Corp                                               371,669
      5,150 Unitrin Inc                                                  203,528
     18,402 UnumProvident Corp                                           487,837
     10,258 XL Capital Ltd Class A                                       937,171
                                                                     $32,996,465

INVESTMENT BANK/BROKERAGE FIRM --- 0.9%
      6,175 AG Edwards Inc                                               272,750
      7,143 Bear Stearns Cos Inc                                         418,866
    105,311 Charles Schwab Corp                                        1,629,161
     28,150 E*TRADE Group Inc*                                           288,538
      5,300 Eaton Vance Corp                                             188,415
      4,450 LaBranche & Co Inc*                                          153,347
      4,950 Legg Mason Inc                                               247,401
     18,700 Lehman Brothers Holdings Inc                               1,249,160
     63,900 Merrill Lynch & Co Inc                                     3,330,468
      6,000 Waddell & Reed Financial Class A                             193,200
                                                                      $7,971,306

LEISURE & ENTERTAINMENT --- 2.6%
    336,850 AOL Time Warner Inc*                                      10,812,885
      6,590 Brunswick Corp                                               143,398
      5,850 Callaway Golf Co                                             112,028
      2,200 GTECH Holdings Corp*                                          99,638
     22,920 Harley-Davidson Inc                                        1,244,785
      5,700 International Game Technology*                               389,310
      4,100 International Speedway Corp Class A                          160,310
      5,650 Mandalay Resort Group*                                       120,910
     22,550 Park Place Entertainment Corp*                               206,784
      6,950 Six Flags Inc*                                               106,891
    135,325 Viacom Inc Class B*                                        5,974,599
    156,790 Walt Disney Co                                             3,248,689
                                                                     $22,620,227

MACHINERY --- 0.3%
     26,150 Caterpillar Inc                                            1,366,338
     17,900 Deere & Co                                                   781,514
     12,750 Ingersoll-Rand Co                                            533,078
     13,725 Thermo Electron Corp*                                        327,479
                                                                      $3,008,409

MANUFACTURING --- 2.1%
      5,350 AGCO Corp                                                     84,423
      2,336 Albany International Corp Class A*                            50,691
      5,450 American Standard Cos Inc*                                   371,854
      2,450 Ametek Inc                                                    78,131
      2,300 Carlisle Cos Inc                                              85,054
      4,450 Crane Co                                                     114,098
     10,850 Danaher Corp                                                 654,364
      5,462 Diebold Inc                                                  220,883
      3,300 Donaldson Co Inc                                             128,172
     15,400 Dover Corp                                                   570,878
      3,373 Federal Signal Corp                                           75,117
      3,400 Flowserve Corp*                                               90,474
      3,900 Furniture Brands International Inc*                          124,878
      3,000 Harsco Corp                                                  102,900
      4,850 Hillenbrand Industries Inc                                   268,060
     61,512 Honeywell International Inc                                2,080,336
      6,650 ITT Industries Inc                                           335,825
     23,083 Illinois Tool Works Inc                                    1,563,181
      2,590 Imation Corp*                                                 55,892
      6,650 Johnson Controls Inc                                         536,988
      2,200 Kaydon Corp                                                   49,896
      2,300 Kennametal Inc                                                92,621
      3,500 Millipore Corp                                               212,450
      2,400 Nordson Corp                                                  63,384
      9,250 Pall Corp                                                    222,555
      8,825 Parker-Hannifin Corp                                         405,156
      3,800 Pentair Inc                                                  138,738
      6,355 Sealed Air Corp*                                             259,411
      2,100 Stewart & Stevenson Services Inc                              39,501
      1,400 Tecumseh Products Co Class A                                  70,882
      2,900 Teleflex Inc                                                 137,199
      3,400 Trinity Industries Inc                                        92,378
    151,042 Tyco International Ltd                                     8,896,374
      2,900 York International Corp                                      110,577
                                                                     $18,383,321

MEDICAL PRODUCTS --- 1.6%
      8,100 Apogent Techologies Inc*                                     208,980
     16,000 Applera Corp Applied Biosystems Group                        628,320
      4,000 Bausch & Lomb Inc                                            150,640
     45,100 Baxter International Inc*                                  2,418,713
      4,650 Beckman Coulter Inc                                          205,995
     19,600 Becton Dickinson & Co                                        649,740
     20,425 Biomet Inc                                                   631,133
     30,460 Boston Scientific Corp*                                      734,695
      3,800 CR Bard Inc                                                  245,100
      4,000 Dentsply International Inc                                   200,800
      4,450 Edwards Lifesciences Corp*                                   122,954
     23,300 Guidant Corp*                                              1,160,340
      3,173 Henry Schein Inc*                                            117,496
     91,950 Medtronic Inc                                              4,708,760
      6,561 St Jude Medical Inc*                                         509,462
      5,150 Steris Corp*                                                  94,091
     15,000 Stryker Corp*                                                875,550
      4,250 VISX Inc*                                                     56,313
     14,705 Zimmer Holdings Inc*                                         449,091
                                                                     $14,168,173

MISCELLANEOUS --- 1.1%
     40,500 AES Corp*                                                    662,175
      4,750 American Greetings Corp Class A                               65,455
     50,564 Archer-Daniels-Midland Co                                    725,593
      3,500 Blyth Industries Inc                                          81,375
     22,650 Calpine Corp*                                                380,294
      2,900 Church & Dwight Co Inc                                        77,227
     12,850 Cintas Corp                                                  616,800
      7,150 Dial Corp                                                    122,623
      6,883 Energizer Holdings Inc*                                      131,121
      2,798 Lancaster Colony Corp                                         99,357
     30,150 Minnesota Mining & Mftg Co                                 3,564,032
     58,150 Nextel Communications Inc Class A*                           637,324
      5,650 Perrigo Co*                                                   66,783
      4,690 Sotheby's Holdings Inc Class A*                               77,901
     73,100 Sprint PCS*                                                1,784,371
                                                                      $9,092,431

OFFICE EQUIPMENT & SUPPLIES --- 0.2%
      4,450 HON Industries Inc                                           123,043
      5,850 Herman Miller Inc                                            138,411
     18,850 Pitney Bowes Inc                                             708,949
      5,650 Reynolds & Reynolds Co Class A                               137,013
      3,100 Wallace Computer Services Inc                                 58,869
     52,800 Xerox Corp                                                   550,176
                                                                      $1,716,461

OIL & GAS --- 6.3%
      6,750 Amerada Hess Corp                                            421,875
     19,121 Anadarko Petroleum Corp                                    1,087,029
     10,560 Apache Corp                                                  526,733
      5,250 Ashland Inc                                                  241,920
     12,500 BJ Services Co*                                              405,625
     25,560 Baker Hughes Inc                                             932,173
     16,158 Burlington Resources Inc                                     606,571
     81,039 ChevronTexaco Corp                                         7,261,905
     47,499 Conoco Inc Class B                                         1,344,222
      4,050 Cooper Cameron Corp*                                         163,458
      9,872 Devon Energy Corp                                            381,553
     10,650 ENSCO International Inc                                      264,653
      8,750 EOG Resources                                                342,213
    521,224 Exxon Mobil Corp                                          20,484,103
      3,584 Forest Oil Corp*                                             101,105
      8,359 Grant Prideco Inc*                                            96,129
     32,700 Halliburton Co                                               428,370
      4,750 Hanover Compressor Co*                                       119,985
      3,800 Helmerich & Payne Inc                                        126,844
      7,590 Kerr-McGee Corp                                              415,932
      4,650 McDermott International Inc*                                  57,056
      3,500 Murphy Oil Corp                                              294,140
     11,180 Nabors Industries Inc*                                       383,809
      6,050 National-Oilwell Inc*                                        124,691
      4,350 Noble Affiliates Inc                                         153,512
     10,250 Noble Drilling Corp*                                         348,910
     28,150 Occidental Petroleum Corp                                    746,820
     12,898 Ocean Energy Inc                                             247,642
      5,830 Patterson-UTI Energy Inc*                                    135,897
      5,980 Pennzoil-Quaker State Co                                      86,411
     28,760 Phillips Petroleum Co                                      1,733,078
      7,550 Pioneer Natural Resources Co*                                145,413
     10,069 Pride International Inc*                                     152,042
      7,250 Rowan Cos Inc*                                               140,433
    162,340 Royal Dutch Petroleum Co NY Shrs                           7,957,907
     43,498 Schlumberger Ltd                                           2,390,215
      3,750 Smith International Inc*                                     201,075
      6,450 Sunoco Inc                                                   240,843
      4,650 Tidewater Inc                                                157,635
     24,085 Transocean Sedco Forex Inc                                   814,555
     23,410 USX-Marathon Group                                           702,300
      5,336 Ultramar Diamond Shamrock Corp                               264,025
     18,550 Unocal Corp                                                  669,099
      4,620 Valero Energy Corp                                           176,114
      7,273 Varco International Inc*                                     108,950
      8,619 Weatherford International Inc*                               321,144
                                                                     $54,506,114

PAPER & FOREST PRODUCTS --- 0.6%
      4,450 Boise Cascade Corp                                           151,345
      4,300 Bowater Inc                                                  205,110
     17,268 Georgia-Pacific Group                                        476,769
     36,657 International Paper Co                                     1,479,110
      3,850 Longview Fibre Co                                             45,469
      7,850 Louisiana-Pacific Corp                                        66,254
      7,450 Mead Corp                                                    230,131
      3,200 PH Glatfelter Co                                              49,856
      8,194 Packaging Corp of America*                                   148,721
      2,100 Potlatch Corp                                                 61,572
      2,000 Rayonier Inc                                                 100,940
      7,147 Sonoco Products Co                                           189,967
      3,841 Wausau-Mosinee Paper Corp                                     46,476
      7,700 Westvaco Corp                                                219,065
     16,280 Weyerhaeuser Co                                              880,422
      8,350 Willamette Industries Inc                                    435,202
                                                                      $4,786,409

PERSONAL LOANS --- 0.4%
     15,800 Capital One Financial Corp                                   852,410
      8,920 Countrywide Credit Industries Inc                            365,452
     35,252 Household International Inc                                2,042,501
     21,750 Providian Financial Corp                                      77,213
                                                                      $3,337,576

PHARMACEUTICALS --- 6.3%
    117,700 Abbott Laboratories                                        6,561,775
      3,200 Barr Laboratories Inc*                                       253,952
     85,500 Eli Lilly & Co                                             6,715,170
     13,350 Forest Laboratories Inc*                                   1,094,033
      6,200 ICN Pharmaceuticals Inc                                      207,700
     15,118 IVAX Corp*                                                   304,477
     18,633 King Pharmaceuticals Inc*                                    785,008
    173,586 Merck & Co Inc                                            10,206,857
      9,410 Mylan Laboratories Inc                                       352,875
    479,092 Pfizer Inc                                                19,091,816
     98,885 Pharmacia Corp                                             4,217,445
    111,350 Schering-Plough Corp                                       3,987,444
      6,010 Sepracor Inc*                                                342,931
      8,050 Watson Pharmaceuticals Inc*                                  252,690
                                                                     $54,374,173

PHOTOGRAPHY/IMAGING --- 0.1%
     22,050 Eastman Kodak Co                                             648,932
                                                                        $648,932

POLLUTION CONTROL --- 0.2%
     15,000 Allied Waste Industries Inc*                                 210,900
     11,793 Republic Services Inc*                                       235,506
     47,595 Waste Management Inc                                       1,518,756
                                                                      $1,965,162

PRINTING & PUBLISHING --- 0.7%
      8,350 Belo Corp Class A                                            156,563
      5,450 Deluxe Corp                                                  226,611
      6,550 Dow Jones & Co Inc                                           358,482
     20,100 Gannett Co Inc                                             1,351,323
      5,800 Knight-Ridder Inc                                            376,594
      3,300 Lee Enterprises Inc                                          120,021
     14,800 McGraw-Hill Cos Inc                                          902,504
      1,700 Media General Inc Class A                                     84,711
      3,700 Meredith Corp                                                131,905
     12,090 New York Times Co Class A                                    522,893
      8,850 RR Donnelley & Sons Co                                       262,757
      7,850 Reader's Digest Association Inc Class A                      181,178
      2,600 Scholastic Corp*                                             130,858
     22,650 Tribune Co                                                   847,790
        700 Washington Post Co Class B                                   371,000
                                                                      $6,025,190

RAILROADS --- 0.3%
     29,700 Burlington Northern Santa Fe Corp                            847,341
     16,170 CSX Corp                                                     566,759
     29,200 Norfolk Southern Corp                                        535,236
     18,900 Union Pacific Corp                                         1,077,300
                                                                      $3,026,636

REAL ESTATE --- 0.2%
     30,904 Equity Office Properties REIT                                929,592
     20,170 Equity Residential Properties Trust REIT*                    579,081
      4,368 Hospitality Properties Trust REIT                            128,856
      6,633 New Plan Excel Realty Trust REIT*                            126,359
                                                                      $1,763,888

RESTAURANTS --- 0.6%
      7,500 Brinker International Inc*                                   223,200
      4,150 CBRL Group Inc                                               122,176
      9,050 Darden Restaurants Inc                                       320,370
     98,250 McDonald's Corp                                            2,600,678
      5,850 Outback Steakhouse Inc*                                      200,363
      1,700 Papa John's International Inc*                                46,716
     29,000 Starbucks Corp*                                              552,450
     11,230 Tricon Global Restaurants Inc*                               552,516
      8,650 Wendy's International Inc                                    252,321
                                                                      $4,870,790

RETAIL --- 6.9%
      7,450 Abercrombie & Fitch Co*                                      197,649
     30,839 Albertson's Inc                                              971,120
      5,250 American Eagle Outfitters Inc*                               137,393
      8,450 AutoZone Inc*                                                606,710
      5,550 BJ's Wholesale Club Inc*                                     244,755
      5,050 Barnes & Noble Inc*                                          149,480
     21,950 Bed Bath & Beyond Inc*                                       744,105
     16,000 Best Buy Co Inc*                                           1,191,680
      8,674 Big Lots Inc                                                  90,210
      6,150 Borders Group Inc*                                           122,016
      6,650 CDW Computer Centers Inc*                                    357,172
     29,820 CVS Corp                                                     882,672
     15,800 Circuit City Stores Inc - CarMax Group                       410,010
      3,625 Claire's Stores Inc                                           54,738
     34,242 Costco Wholesale Corp*                                     1,519,660
      6,550 Dillard's Inc Class A                                        104,800
     25,225 Dollar General Corp                                          375,853
      8,500 Dollar Tree Stores Inc*                                      262,735
     13,000 Family Dollar Stores Inc                                     389,740
      2,800 Fastenal Co                                                  186,004
     15,000 Federated Department Stores Inc*                             613,500
     65,275 Gap Inc                                                      909,934
    177,560 Home Depot Inc                                             9,057,336
     20,000 JC Penney Co Inc                                             538,000
     37,200 Kmart Corp*                                                  203,112
     25,350 Kohl's Corp*                                               1,785,654
     61,650 Kroger Co*                                                 1,286,636
      2,200 Lands' End Inc*                                              110,352
     32,520 Limited Inc                                                  478,694
      2,800 Longs Drug Stores Corp                                        65,464
     58,400 Lowe's Cos Inc                                             2,710,344
     22,650 May Department Stores Co                                     837,597
      3,700 Neiman Marcus Group Inc*                                     114,959
     10,250 Nordstrom Inc                                                207,358
     22,587 Office Depot Inc*                                            418,763
      1,630 Payless ShoeSource Inc*                                       91,525
     14,070 RadioShack Corp                                              423,507
      6,050 Ross Stores Inc                                              194,084
      3,500 Ruddick Corp                                                  55,965
     38,450 Safeway Inc*                                               1,605,288
     10,834 Saks Inc*                                                    101,190
     25,050 Sears Roebuck & Co                                         1,193,382
     34,682 Staples Inc*                                                 648,553
     21,350 TJX Cos Inc                                                  851,011
     68,300 Target Corp                                                2,803,715
      4,150 Tech Data Corp*                                              179,612
     11,150 Tiffany & Co                                                 350,891
     15,000 Toys R Us Inc*                                               311,100
    339,670 Wal-Mart Stores Inc                                       19,548,009
     77,500 Walgreen Co                                                2,608,650
      4,250 Williams-Sonoma Inc*                                         182,325
     10,710 Winn-Dixie Stores Inc                                        152,618
                                                                     $59,637,630

SAVINGS & LOANS --- 0.4%
     16,558 Charter One Financial Inc                                    449,550
     12,050 Golden West Financial Corp                                   709,143
      7,971 New York Community Bancorp Inc                               182,297
     66,712 Washington Mutual Inc                                      2,181,482
                                                                      $3,522,472

SHOES --- 0.2%
     20,670 NIKE Inc Class B                                           1,162,481
      4,550 Reebok International Ltd*                                    120,575
      3,002 Timberland Co Class A*                                       111,314
                                                                      $1,394,370

SPECIALIZED SERVICES --- 1.2%
      6,850 Acxiom Corp*                                                 119,670
      8,850 Apollo Group Inc Class A*                                    398,339
      4,470 BISYS Group Inc*                                             286,035
      1,800 Banta Corp                                                    53,136
      4,100 CSG Systems International Inc*                               165,845
      4,150 Catalina Marketing Corp*                                     144,005
     73,638 Cendant Corp*                                              1,444,041
     11,150 Ceridian Corp*                                               209,063
      5,750 CheckFree Corp*                                              103,500
      4,750 ChoicePoint Inc*                                             240,778
     12,950 Convergys Corp*                                              485,496
      3,700 Covanta Energy Corp*                                          16,724
      9,250 DST Systems Inc*                                             461,113
      5,250 DeVry Inc*                                                   149,363
      6,050 Dun & Bradstreet Corp*                                       213,565
      3,200 Dycom Industries Inc*                                         53,472
      9,800 Ecolab Inc                                                   394,450
      2,239 Education Management Corp*                                    81,164
     13,800 H&R Block Inc                                                616,860
      4,750 Harte-Hanks Inc                                              133,808
     22,350 IMS Health Inc                                               436,049
     28,432 Interpublic Group of Cos Inc                                 839,881
      1,980 Jacobs Engineering Group Inc*                                130,680
      2,650 Kelly Services Inc Class A                                    58,009
      2,800 Korn/Ferry International*                                     29,820
      5,850 Manpower Inc                                                 197,204
      7,350 Modis Professional Services Inc*                              52,479
     14,000 Omnicom Group Inc                                          1,250,900
      3,850 Pittston Brink's Group                                        85,085
      4,850 Powerwave Technologies Inc*                                   83,808
      4,150 Price Communications Corp*                                    79,224
     13,300 Robert Half International Inc*                               355,110
      2,300 Rollins Inc                                                   46,000
      2,800 Sylvan Learning Systems Inc*                                  61,796
      8,100 TMP Worldwide Inc*                                           347,490
      5,250 United Rentals Inc*                                          119,175
      4,150 Valassis Communications Inc*                                 147,823
      6,750 Viad Corp                                                    159,840
                                                                     $10,250,800

TELEPHONE & TELECOMMUNICATIONS --- 4.9%
     23,906 ALLTEL Corp                                                1,475,717
    266,814 AT&T Corp                                                  4,840,006
    192,448 AT&T Wireless Services Inc*                                2,765,478
    142,500 BellSouth Corp                                             5,436,375
     16,500 Broadwing Inc*                                               156,750
     24,818 CIENA Corp*                                                  355,146
     10,800 CenturyTel Inc                                               354,240
     21,800 Citizens Communications Co*                                  232,388
    126,367 Qwest Communications International Inc                     1,785,566
    256,113 SBC Communications Inc                                    10,031,946
     67,450 Sprint Corp                                                1,354,396
      4,550 Telephone & Data Systems Inc                                 408,363
    205,728 Verizon Communications                                     9,763,851
    221,442 WorldCom Inc                                               3,117,903
                                                                     $42,078,125

TEXTILES --- 0.1%
      3,400 Coach Inc*                                                   132,532
      9,103 Jones Apparel Group Inc*                                     301,947
      4,050 Liz Claiborne Inc                                            201,488
      3,900 Mohawk Industries Inc*                                       214,032
      4,050 Unifi Inc*                                                    29,363
      8,450 VF Corp                                                      329,635
                                                                      $1,208,997

TOBACCO --- 1.0%
    165,600 Philip Morris Cos Inc                                      7,592,760
      7,716 RJ Reynolds Tobacco Holdings Inc                             434,411
     12,450 UST Inc                                                      435,750
                                                                      $8,462,921

TOYS --- 0.1%
     13,075 Hasbro Inc                                                   212,207
     32,841 Mattel Inc                                                   564,865
                                                                        $777,072

TRANSPORTATION --- 0.2%
      3,000 Alexander & Baldwin Inc                                       80,100
      6,350 CH Robinson Worldwide Inc                                    183,610
     23,330 FedEx Corp*                                                1,210,360
      3,600 GATX Corp                                                    117,072
      2,700 JB Hunt Transport Services Inc*                               62,640
      2,600 Overseas Shipholding Group Inc                                58,500
      4,650 Ryder System Inc                                             102,998
      6,450 Swift Transportation Co Inc*                                 138,740
                                                                      $1,954,020

UTILITIES --- 0.7%
      4,050 AGL Resources Inc                                             93,231
     24,950 Dynegy Inc Class A                                           636,225
     38,770 El Paso Corp                                               1,729,530
      5,000 Equitable Resources Inc                                      170,350
     10,450 KeySpan Corp                                                 362,093
      8,700 Kinder Morgan Inc                                            484,503
      5,250 MDU Resources Group Inc                                      147,788
      3,400 NICOR Inc                                                    141,576
      6,100 National Fuel Gas Co                                         150,670
     15,804 NiSource Inc                                                 364,440
      4,600 ONEOK Inc                                                     82,064
      2,600 Peoples Energy Corp                                           98,618
      6,150 Questar Corp                                                 154,058
     15,600 Sempra Energy                                                382,980
      5,183 Vectren Corp                                                 124,288
      3,500 WGL Holdings Inc                                             101,745
      2,400 Western Gas Resources Inc                                     77,568
     39,107 Williams Cos Inc                                             998,011
                                                                      $6,299,738

WATER --- 0.0%
      7,450 American Water Works Co Inc                                  311,038
                                                                        $311,038

TOTAL COMMON STOCK --- 99.5%                                        $860,354,683
(Cost )

SHORT-TERM INVESTMENTS

AGENCY --- 0.5%
  4,104,000 Farmer Mac                                                 4,103,828
                                                                      $4,103,828

U.S. GOVERNMENTS --- 0.0%
    300,000 United States of America (1)                                 298,792
                                                                        $298,792

TOTAL SHORT-TERM INVESTMENTS --- 0.5%                                 $4,402,620
(Cost $4,402,620)

TOTAL STOCK INDEX PORTFOLIO --- 100.0%                              $864,757,303
(Cost )

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Stock Index Portfolio of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Stock Index Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deliotte & Touche
February 12, 2002

                            MAXIM SERIES FUND, INC.
   Financial Statements and Financial Highlights for the Years Ended December
                               31, 2001 and 2000

                      U.S. Government Securities Portfolio

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                                                                   U.S. GOVERNMENT
                                                                                     SECURITIES
                                                                                      PORTFOLIO
                                                                                 --------------------
                                                                                 --------------------
ASSETS:
     Investments in securities, market value  (1)                              $          95,697,400
     Cash                                                                                     11,871
     Collateral for securities loaned                                                     16,237,272
     Dividends and interest receivable                                                       772,120
     Receivable for investments sold                                                          24,883
                                                                                 --------------------
                                                                                 --------------------

            Total assets                                                                 112,743,546
                                                                                 --------------------
                                                                                 --------------------

LIABILITIES:
     Due to investment adviser                                                                47,572
     Payable for investments purchased                                                     2,846,006
     Payable upon return of securities loaned                                             16,237,272
                                                                                 --------------------
                                                                                 --------------------

            Total liabilities                                                             19,130,850
                                                                                 --------------------
                                                                                 --------------------

NET ASSETS                                                                     $          93,612,696
                                                                                 ====================
                                                                                 ====================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                             $           8,510,158
     Additional paid-in capital                                                           84,851,276
     Net unrealized appreciation on investments                                            1,580,139
     Accumulated net realized loss on investments                                         (1,328,877)
                                                                                 --------------------
                                                                                 --------------------

NET ASSETS                                                                     $          93,612,696
                                                                                 ====================
                                                                                 ====================

NET ASSET VALUE PER OUTSTANDING SHARE                                          $              1.1000
                                                                                 ====================
                                                                                 ====================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                          200,000,000
     Outstanding                                                                          85,101,584

(1)  Cost of investments in securities:                                        $          94,117,261

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                                                                                     U.S. GOVERNMENT
                                                                                       SECURITIES
                                                                                       PORTFOLIO
                                                                                    -----------------
                                                                                    -----------------
INVESTMENT INCOME:
     Interest                                                                     $        5,444,576
                                                                                    -----------------
                                                                                    -----------------

EXPENSES:
     Management fees                                                                         524,065
                                                                                    -----------------
                                                                                    -----------------

NET INVESTMENT INCOME                                                                      4,920,511
                                                                                    -----------------
                                                                                    -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                                                        919,612
     Change in net unrealized appreciation on investments                                    (60,404)
                                                                                    -----------------
                                                                                    -----------------

     Net realized and unrealized gain on investments                                         859,208
                                                                                    -----------------
                                                                                    -----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $        5,779,719
                                                                                    =================
                                                                                    =================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

                                                                  U.S. GOVERNMENT
                                                               SECURITIES PORTFOLIO
                                                          --------------------------------
                                                          --------------------------------
                                                              2001              2000
                                                          --------------    --------------
                                                          --------------    --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                              $     4,920,511   $     5,029,944
     Net realized gain (loss) on investments                    919,612          (553,682)
     Change in net unrealized appreciation on investments       (60,404)        3,501,065
                                                          --------------    --------------
                                                          --------------    --------------

     Net increase in net assets resulting from operations     5,779,719         7,977,327
                                                          --------------    --------------
                                                          --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                              (4,841,424)       (4,960,890)
                                                          --------------    --------------
                                                          --------------    --------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                       35,510,673        39,480,847
     Reinvestment of distributions                            4,841,424         4,960,890
     Redemptions of shares                                  (32,365,793)      (39,361,934)
                                                          --------------    --------------
                                                          --------------    --------------

     Net increase in net assets resulting                         7,986,304     5,079,803
        from share transactions
     -------------------------------------------------------------------------------------
                                                          --------------    --------------

     Total increase in net assets                             8,924,599         8,096,240

NET ASSETS:
     Beginning of period                                     84,688,097        76,591,857
                                                          --------------    --------------
                                                          --------------    --------------

     End of period (1)                                  $    93,612,696   $    84,688,097
                                                          ==============    ==============
                                                          ==============    ==============

OTHER INFORMATION:

SHARES:
     Sold                                                    32,100,396        37,302,448
     Issued in reinvestment of distributions                  4,405,063         4,683,846
     Redeemed                                               (29,352,790)      (37,267,130)
                                                          --------------    --------------
                                                          --------------    --------------

     Net increase                                             7,152,669         4,719,164
                                                          ==============    ==============
                                                          ==============    ==============

(1) Including undistributed net investment income       $                 $       169,789

See notes to financial statements.

MAXIM SERIES FUND, INC.

U.S. GOVERNMENT SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                        Year Ended December 31,
                                        ----------------------------------------------------------------
                                        ----------------------------------------------------------------
                                           2001         2000         1999         1998          1997
                                        -----------  -----------  -----------   ----------   -----------
                                        -----------  -----------  -----------   ----------   -----------

Net Asset Value, Beginning of Period  $     1.0865 $     1.0459 $     1.1049  $    1.0918  $     1.0738

Income from Investment Operations

Net investment income                       0.0597       0.0675       0.0630       0.0646        0.0707
Net realized and unrealized gain (loss)     0.0157       0.0398      (0.0600)      0.0126        0.0180
                                        -----------  -----------  -----------   ----------   -----------
                                        -----------  -----------  -----------   ----------   -----------

Total Income From
     Investment Operations                  0.0754       0.1073       0.0030       0.0772        0.0887
                                        -----------  -----------  -----------   ----------   -----------
                                        -----------  -----------  -----------   ----------   -----------

Less Distributions

From net investment income                 (0.0619)     (0.0667)     (0.0620)     (0.0641)      (0.0707)
                                        -----------  -----------  -----------   ----------   -----------
                                        -----------  -----------  -----------   ----------   -----------

Total Distributions                        (0.0619)     (0.0667)     (0.0620)     (0.0641)      (0.0707)
                                        -----------  -----------  -----------   ----------   -----------
                                        -----------  -----------  -----------   ----------   -----------

Net Asset Value, End of Period        $     1.1000 $     1.0865 $     1.0459  $    1.1049  $     1.0918
                                        ===========  ===========  ===========   ==========   ===========
                                        ===========  ===========  ===========   ==========   ===========
                                            0.0000

Total Return                                 7.07%       10.58%        0.30%        7.24%         8.51%

Net Assets, End of Period             $ 93,612,696 $ 84,688,097 $ 76,591,857  $ 78,875,126 $ 58,311,917

Ratio of Expenses to
Average Net Assets                           0.60%        0.60%        0.60%        0.60%         0.60%

Ratio of Net Investment Income to
Average Net Assets                           5.65%        6.44%        5.83%        5.91%         6.32%

Portfolio Turnover Rate                     66.47%       32.95%       51.82%       56.64%        55.54%

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES
      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the U.S.
      Government Securities Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek the highest level of return consistent with preservation of capital and substantial credit protection. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid quarterly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection.

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.


      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2001, the Portfolio had available for federal income tax purposes unused capital loss carryovers of $749,001, $205,045 and $361,114, which expire in the years 2002, 2004 and 2008, respectively.

      Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio. For the year ended December 31, 2001, the Portfolio reclassified $327,624 from undistributed net investment income to accumulated net realized gain on investments and $78,748 from paid-in-capital to undistributed net investment income.

2.    INVESTMENT ADVISORY AGREEMENT

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2001, the aggregate cost of purchases of investment securities (excluding all U.S. Government securities and short-term securities) were $2,946,752. For the same period, there were no sales of non-U.S. Government investment securities. For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $62,372,547 and $56,603,056, respectively.

4.    UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2001, the U.S. Federal income tax cost basis was $93,967,319. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $2,073,169 and gross depreciation of securities in which there was an excess of tax cost over value of $343,088, resulting in net appreciation of $1,730,081.

5.      SECURITIES LOANED

      The Portfolio has entered into a securities lending agreement with the custodian effective December 1, 2001. Under the terms of the agreement the Portfolio receives annual income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio, against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is invested by the custodian in securities approved by the Board of Directors and is disclosed as "Collateral for securities loaned" in the Statement of Assets and Liabilities. The Portfolio also continues to receive interest or dividends on the securities loaned. As of December 31, 2001, the Portfolio had securities on loan valued at $16,013,539 and received collateral of $16,237,272 for such loan. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

The Maxim Series Fund

U.S. Government Securities Portfolio

BONDS

AGENCY --- 67.5%
    391,637 Fannie Mae                                                   392,369
            Pool #499203
            6.500% July 1, 2029
    323,157 Fannie Mae                                                   359,675
            Pool #446394
            9.500% September 1, 2020
    262,177 Fannie Mae                                                   265,945
            CM0 SER.1993-68 CL.Z
            6.000% May 25, 2008
  1,510,300 Fannie Mae                                                 1,483,402
            Pool #415745
            6.000% April 1, 2028
    705,847 Fannie Mae                                                   758,517
            Pool #303583
            8.500% April 1, 2025
    500,000 Fannie Mae                                                   509,375
            Pool #614339
            7.000% December 1, 2031
  3,421,173 Fannie Mae                                                 3,421,173
            Llb Pool #620128
            6.500% December 1, 2031
  2,799,130 Fannie Mae                                                 2,851,614
            Llb Pool #617467
            7.000% December 1, 2031
    994,271 Fannie Mae                                                   994,271
            Pool #613147
            6.500% November 1, 2031
  2,425,145 Fannie Mae                                                 2,384,208
            Pool# 577861
            5.500% April 1, 2016
  2,000,000 Fannie Mae                                                 2,032,500
            CMO SER.1998-W3 CL.A3
            6.500% July 25, 2028
  1,000,000 Fannie Mae                                                 1,028,430
            CMO SER1998-W2 CL.A6
            6.500% August 25, 2021
    221,069 Fannie Mae                                                   240,154
            Pool #039271
            8.950% December 1, 2016
    225,205 Fannie Mae                                                   239,836
            Pool #124652
            8.500% July 1, 2022
  4,143,047 Fannie Mae                                                 4,152,078
            6.500% August 1, 2028
    480,485 Fannie Mae                                                   483,185
            Pool #288916
            6.500% May 1, 2011
    214,755 Fannie Mae                                                   223,438
            Pool #288735
            7.500% August 1, 2024
    149,788 Fannie Mae                                                   155,844
            Pool #288748
            7.500% September 1, 2024
    263,620 Fannie Mae                                                   274,278
            Pool #288761
            7.500% October 1, 2024
    581,367 Fannie Mae                                                   583,181
            Pool #331689
            6.500% February 1, 2026
    472,607 Fannie Mae                                                   495,348
            Pool #541216
            8.000% June 1, 2030
  1,418,319 Fannie Mae                                                 1,463,960
            Pool #515611
            7.500% December 1, 2029
  1,458,772 Fannie Mae                                                 1,476,030
            6.500% February 1, 2019
  3,248,228 Fannie Mae                                                 3,255,308
            Pool #323427
            6.500% November 1, 2028
  1,500,000 Federal Home Loan Bank                                     1,533,990
            Global Notes
            5.800% September 2, 2008
    961,241 Freddie Mac                                                  962,443
            Gold Pool #C01184
            6.500% June 1, 2031
    566,306 Freddie Mac                                                  596,037
            Gold Pool #G00411
            8.000% November 1, 2025
    574,158 Freddie Mac                                                  608,964
            Gold Pool #G00256
            8.000% November 1, 2023
     70,431 Freddie Mac                                                   71,597
            Pool #E55428
            6.000% January 1, 2009
    888,866 Freddie Mac                                                  911,831
            Gold Pool #N30640
            6.500% January 1, 2030
  1,000,000 Freddie Mac                                                  979,370
            CMO SER.2102 CL.VB
            6.000% August 15, 2013
     41,806 Freddie Mac                                                   42,498
            Pool #E00241
            6.000% October 1, 2008
    134,707 Freddie Mac                                                  149,219
            Pool #260025
            10.250% October 1, 2010
     24,357 Freddie Mac                                                   26,228
            Pool #730096
            10.000% July 1, 2005
    360,464 Freddie Mac                                                  366,433
            Pool #E57977
            6.000% April 1, 2009
    299,340 Freddie Mac                                                  304,297
            Pool #E58713
            6.000% May 1, 2009
    376,885 Freddie Mac                                                  385,482
            Pool #E67684
            6.500% September 1, 2012
    636,103 Freddie Mac                                                  653,541
            Pool #30148
            6.500% August 1, 2023
    518,496 Freddie Mac                                                  528,700
            Gold Pool #C01049
            7.000% September 1, 2030
  2,944,883 Freddie Mac                                                3,002,839
            Pool #C53189
            7.000% June 1, 2031
  1,787,312 Freddie Mac                                                1,755,480
            Gold Pool #C00716
            6.000% February 1, 2029
    499,951 Freddie Mac                                                  570,583
            Gold Pool #N70016
            11.000% July 1, 2020
    308,126 Freddie Mac                                                  314,259
            Gold Pool #M70044
            6.000% March 1, 2009
    142,040 Freddie Mac                                                  154,290
            Gold Pool #G00300
            9.500% April 1, 2025
    161,198 Freddie Mac                                                  163,868
            Gold Pool #G10257
            6.000% July 1, 2009
    450,325 Freddie Mac                                                  462,565
            Pool #E00177
            6.500% December 1, 2007
    651,547 Freddie Mac                                                  662,337
            Gold Pool #G10331
            6.000% September 1, 2009
  1,768,084 Ginnie Mae                                                 1,805,656
            Pool #571172
            7.000% September 15, 2031
  1,157,392 Ginnie Mae                                                 1,182,346
            Pool #460784
            7.000% March 15, 2028
  1,195,314 Ginnie Mae                                                 1,236,403
            Pool# 781266
            7.500% December 15, 2024
    687,045 Ginnie Mae                                                   723,974
            Pool #780899
            7.500% October 15, 2013
    443,831 Ginnie Mae                                                   460,195
            Pool #399917
            7.500% April 15, 2026
  2,947,192 Ginnie Mae                                                 3,021,786
            Pool #417239
            7.000% February 15, 2026
    257,468 Ginnie Mae                                                   281,042
            Pool #248357
            9.000% July 15, 2018
  1,114,677 Ginnie Mae (6)                                             1,138,710
            Pool #469924
            7.000% January 15, 2029
    279,659 Ginnie Mae II                                                297,487
            Pool #002345
            8.500% December 20, 2026
    805,114 Ginnie Mae II                                                830,274
            Pool #2660
            7.500% October 20, 2028
    269,657 Ginnie Mae II                                                283,143
            Pool #002059
            8.000% August 20, 2025
     52,567 Ginnie Mae II                                                 55,955
            Pool #001831
            9.500% May 20, 2022
    436,448 Ginnie Mae II                                                450,087
            Pool #2691
            7.500% December 20, 2028
    912,328 Ginnie Mae II                                                929,726
            Pool #2716
            7.000% February 20, 2029
  1,550,000 US Department of Veterans Affairs                          1,613,411
            CMO SER.1996-3 CL.1E
            6.750% August 15, 2020
  5,500,000 US Department of Veterans Affairs                          5,546,365
            CMO SER.2001-2 CL.G
            6.750% November 15, 2024
                                                                     $64,587,530

SUPRANATIONALS --- 3.2%
  2,000,000 European Investment Bank                                   2,011,664
            Notes
            5.375% September 16, 2008
  1,000,000 Inter-American Development Bank                            1,021,490
            Global Bonds
            5.375% January 18, 2006
                                                                      $3,033,154

U.S. GOVERNMENTS --- 25.8%
  1,000,000 United States of America                                   1,047,660
            Treasury Notes
            5.625% May 15, 2008
  1,000,000 United States of America                                     936,250
            Treasury Notes
            5.250% February 15, 2029
  2,000,000 United States of America                                   2,150,000
            Treasury Notes
            6.125% August 15, 2007
  1,500,000 United States of America                                   1,400,865
            Treasury Bonds
            5.250% November 15, 2028
  2,000,000 United States of America (6)                               2,112,180
            Treasury Notes
            5.750% November 15, 2005
  1,000,000 United States of America (6)                                 996,250
            Treasury Bonds
            5.000% February 15, 2011
  2,900,000 United States of America (6)                               3,183,214
            Treasury Notes
            6.500% February 15, 2010
  2,500,000 United States of America (6)                               2,589,050
            Treasury Notes
            5.500% May 15, 2009
  4,500,000 United States of America (6)                               4,693,365
            Treasury Notes
            5.500% February 15, 2008
  4,500,000 United States of America (6)                               4,561,155
            Treasury Notes
            4.625% May 15, 2006
  1,000,000 United States of America (6)                                 996,870
            Treasury Notes
            5.000% August 15, 2011
                                                                     $24,666,859

TOTAL BONDS --- 96.4%                                                $92,287,543
(Cost $90,707,404)

SHORT-TERM INVESTMENTS

AGENCY --- 3.6%
  3,410,000 Farmer Mac                                                 3,409,857
                                                                      $3,409,857

TOTAL SHORT-TERM INVESTMENTS --- 3.6%                                 $3,409,857
(Cost $3,409,857)

TOTAL U.S. GOVERNMENT SECURITIES PORTFOLIO --- 100.0%                $95,697,400
(Cost $94,117,261)

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim U.S. Government Securities Portfolio of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim U.S. Government Securities Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
February 12, 2002

                            MAXIM SERIES FUND, INC.
   Financial Statements and Financial Highlights for the Years Ended December
                               31, 2001 and 2000

  Short-Term Maturity Bond and U.S. Government Mortgage Securities Portfolios

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                 U.S.
                                                                                  SHORT-TERM                  GOVERNMENT
                                                                                  MATURITY                     MORTGAGE
                                                                                    BOND                      SECURITIES
                                                                                 PORTFOLIO                     PORTFOLIO
                                                                               ---------------               --------------
                                                                               ---------------               --------------
ASSETS:
     Investments in securities, market value  (1)                            $    157,992,213              $   222,284,751
     Cash                                                                              11,088                       11,680
     Collateral for securities loaned                                              21,592,048                   27,148,433
     Dividends and interest receivable                                              2,208,781                    1,645,305
     Receivable for investments sold                                                        0                        7,477
                                                                               ---------------               --------------
                                                                               ---------------               --------------

     Total assets                                                                 181,804,130                  251,097,646
                                                                               ---------------               --------------
                                                                               ---------------               --------------

LIABILITIES:
     Due to investment adviser                                                         80,184                      111,033
     Payable for investments purchased                                                      0                    4,241,898
     Payable upon return of securities loaned                                      21,592,048                   27,148,433
     Unrealized loss on interest rate swaps (2)                                        16,140
     Call options written, market value                                                 8,550                            0
                                                                               ---------------               --------------
                                                                               ---------------               --------------

     Total liabilities                                                             21,696,922                   31,501,364
                                                                               ---------------               --------------
                                                                               ---------------               --------------

NET ASSETS                                                                   $    160,107,208              $   219,596,282
                                                                               ===============               ==============
                                                                               ===============               ==============

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                           $     15,480,846              $    18,525,650
     Additional paid-in capital                                                   140,823,573                  198,175,737
     Net unrealized appreciation on investments                                     2,183,477                    3,702,753
     Undistributed net investment income                                              453,885                            0
     Accumulated net realized gain (loss) on investments                            1,165,427                     (807,858)
                                                                               ---------------               --------------
                                                                               ---------------               --------------

NET ASSETS                                                                   $    160,107,208              $   219,596,282
                                                                               ===============               ==============
                                                                               ===============               ==============

NET ASSET VALUE PER OUTSTANDING SHARE                                        $         1.0342              $        1.1854
                                                                               ===============               ==============
                                                                               ===============               ==============
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                   270,000,000                  300,000,000
     Outstanding                                                                  154,808,456                  185,256,503

(1)  Cost of investments in securities:                                      $    155,784,046              $   218,581,998
(2)  Cost of investments in interest rate swaps:                                            0

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                   U.S.
                                                                                           SHORT-TERM           GOVERNMENT
                                                                                       MATURITY                  MORTGAGE
                                                                                         BOND                   SECURITIES
                                                                                      PORTFOLIO                 PORTFOLIO
                                                                                    ---------------           ---------------
                                                                                    ---------------           ---------------

INVESTMENT INCOME:
    Interest                                                                      $      9,747,019          $     12,966,518
                                                                                    ---------------           ---------------
                                                                                    ---------------           ---------------

EXPENSES:
    Management fees                                                                        996,548                 1,243,874
                                                                                    ---------------           ---------------
                                                                                    ---------------           ---------------

NET INVESTMENT INCOME                                                                    8,750,471                11,722,644
                                                                                    ---------------           ---------------
                                                                                    ---------------           ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                                     3,655,604                 1,107,583
    Change in net unrealized appreciation on investments                                   238,260                 1,132,834
                                                                                    ---------------           ---------------
                                                                                    ---------------           ---------------

    Net realized and unrealized gain on investments                                      3,893,864                 2,240,417
                                                                                    ---------------           ---------------
                                                                                    ---------------           ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $     12,644,335          $     13,963,061
                                                                                    ===============           ===============
                                                                                    ===============           ===============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

                                                                    SHORT-TERM                         U.S. GOVERNMENT
                                                                  MATURITY BOND                      MORTGAGE SECURITIES
                                                           PORTFOLIO                             PORTFOLIO
                                                          -------------------------------       -------------------------------
                                                          -------------------------------       -------------------------------
                                                              2001              2000                2001              2000
                                                          -------------     -------------       -------------     -------------
                                                          -------------     -------------       -------------     -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                               $    8,750,471    $    8,730,585      $   11,722,644    $   11,344,221
    Net realized gain (loss) on investments                  3,655,604        (1,459,640)          1,107,583          (995,200)
    Change in net unrealized appreciation on investments       238,260         3,396,771           1,132,834         7,909,774
                                                          -------------     -------------       -------------     -------------
                                                          -------------     -------------       -------------     -------------

    Net increase in net assets resulting from operations    12,644,335        10,667,716          13,963,061        18,258,795
                                                          -------------     -------------       -------------     -------------
                                                          -------------     -------------       -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                              (8,813,665)       (8,476,220)        (11,500,491)      (11,298,113)
    From net realized gains                                   (730,585)                0                   0                 0
                                                          -------------     -------------       -------------     -------------
                                                          -------------     -------------       -------------     -------------

    Total distributions                                     (9,544,250)       (8,476,220)        (11,500,491)      (11,298,113)
                                                          -------------     -------------       -------------     -------------
                                                          -------------     -------------       -------------     -------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                      117,850,239       125,059,143         156,905,131       124,706,563
    Reinvestment of distributions                            9,544,250         8,476,220          11,500,491        11,298,113
    Redemptions of shares                                 (126,011,083)     (118,023,614)       (133,674,837)     (143,740,038)
                                                          -------------     -------------       -------------     -------------
                                                          -------------     -------------       -------------     -------------

    Net increase (decrease) in net assets resulting          1,383,406        15,511,749          34,730,785        (7,735,362)
       from share transactions
                                                          -------------     -------------       -------------     -------------
                                                          -------------     -------------       -------------     -------------

    Total increase (decrease) in net assets                  4,483,491        17,703,245          37,193,355          (774,680)

NET ASSETS:
    Beginning of period                                    155,623,717       137,920,472         182,402,927       183,177,607
                                                          -------------     -------------       -------------     -------------
                                                          -------------     -------------       -------------     -------------

    End of period  (1)                                  $  160,107,208    $  155,623,717      $  219,596,282    $  182,402,927
                                                          =============     =============       =============     =============
                                                          =============     =============       =============     =============
                                                                     0                                     0
OTHER INFORMATION:

SHARES:
    Sold                                                   113,837,108       124,326,673         131,761,746       109,702,511
    Issued in reinvestment of distributions                  9,252,635         8,448,301           9,718,500         9,926,975
    Redeemed                                              (121,538,377)     (117,154,549)       (112,309,170)     (126,368,136)
                                                          -------------     -------------       -------------     -------------
                                                          -------------     -------------       -------------     -------------

    Net increase (decrease)                                  1,551,366        15,620,425          29,171,076        (6,738,650)
                                                          =============     =============       =============     =============
                                                          =============     =============       =============     =============

(1) Including undistributed net investment income       $      453,885    $      333,400      $            0    $      306,337

See notes to financial statements.

MAXIM SERIES FUND, INC.

SHORT-TERM MATURITY BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                       Year Ended December 31,
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                          2001          2000         1999          1998         1997
                                       -----------   -----------  -----------   -----------  -----------
                                       -----------   -----------  -----------   -----------  -----------

Net Asset Value, Beginning of Period $     1.0154  $     1.0021 $     1.0204  $     1.0134 $     1.0065

Income from Investment Operations

Net investment income                      0.0559        0.0589       0.0520        0.0546       0.0534
Net realized and unrealized gain (loss)    0.0230        0.0117      (0.0183)       0.0087       0.0070
                                       -----------   -----------  -----------   -----------  -----------
                                       -----------   -----------  -----------   -----------  -----------

Total Income From
     Investment Operations                 0.0789        0.0706       0.0337        0.0633       0.0604
                                       -----------   -----------  -----------   -----------  -----------
                                       -----------   -----------  -----------   -----------  -----------

Less Distributions

From net investment income                (0.0552)      (0.0573)     (0.0517)      (0.0543)     (0.0534)
From net realized gains                   (0.0049)       0.0000      (0.0003)      (0.0020)     (0.0001)
                                       -----------   -----------  -----------   -----------  -----------
                                       -----------   -----------  -----------   -----------  -----------

Total Distributions                       (0.0601)      (0.0573)     (0.0520)      (0.0563)     (0.0535)
                                       -----------   -----------  -----------   -----------  -----------
                                       -----------   -----------  -----------   -----------  -----------

Net Asset Value, End of Period       $     1.0342  $     1.0154 $     1.0021  $     1.0204 $     1.0134
                                       ===========   ===========  ===========   ===========  ===========
                                       ===========   ===========  ===========   ===========  ===========
                                           0.0000

Total Return                                7.91%         7.24%        3.37%         6.36%        6.14%

Net Assets, End of Period            $ 160,107,208 $ 155,623,717$ 137,920,472 $ 110,917,091$ 78,367,545

Ratio of Expenses to
Average Net Assets                          0.60%         0.60%        0.60%         0.60%        0.60%

Ratio of Net Investment Income to
Average Net Assets                          5.28%         5.93%        5.29%         5.45%        5.47%

Portfolio Turnover Rate                   132.76%        85.06%       45.60%        37.33%       84.59%

                                                                                             (Continued)

MAXIM SERIES FUND, INC.

U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                   Year Ended December 31,
                                  -------------------------------------------------------------------
                                  -------------------------------------------------------------------
                                     2001           2000         1999          1998          1997
                                  ------------   -----------  -----------   -----------   -----------
                                  ------------   -----------  -----------   -----------   -----------

Net Asset Value, Beginning of   $      1.1686  $     1.1250 $     1.1863  $     1.1743  $     1.1519
   Period

Income from Investment Operations

Net investment income                  0.0632        0.0743       0.0676        0.0700        0.0745
Net realized and unrealized gain (loss)0.0188        0.0424      (0.0619)       0.0118        0.0224
                                  ------------   -----------  -----------   -----------   -----------
                                  ------------   -----------  -----------   -----------   -----------

Total Income From
     Investment Operations             0.0820        0.1167       0.0057        0.0818        0.0969
                                  ------------   -----------  -----------   -----------   -----------
                                  ------------   -----------  -----------   -----------   -----------

Less Distributions

From net investment income            (0.0652)      (0.0731)     (0.0670)      (0.0698)      (0.0745)
                                  ------------   -----------  -----------   -----------   -----------
                                  ------------   -----------  -----------   -----------   -----------

Total Distributions                   (0.0652)      (0.0731)     (0.0670)      (0.0698)      (0.0745)
                                  ------------   -----------  -----------   -----------   -----------
                                  ------------   -----------  -----------   -----------   -----------

Net Asset Value, End of Period  $      1.1854  $     1.1686 $     1.1250  $     1.1863  $     1.1743
                                  ============   ===========  ===========   ===========   ===========
                                  ============   ===========  ===========   ===========   ===========
                                            -

Total Return                            7.13%        10.71%        0.51%         7.12%         8.64%

Net Assets, End of Period       $ 219,596,282  $ 182,402,927$ 183,177,607 $ 192,302,277 $ 162,184,386

Ratio of Expenses to
Average Net Assets                      0.60%         0.60%        0.60%         0.60%         0.60%

Ratio of Net Investment Income to
Average Net Assets                      5.66%         6.39%        5.86%         5.98%         6.44%

Portfolio Turnover Rate                49.85%        26.97%       46.74%       108.19%        34.01%


                                                                                          (Concluded)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES
      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Short-Term Maturity Bond and U.S. Government Mortgage Securities Portfolios (the Portfolios) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of each Portfolio is: to seek maximum total return that is consistent with preservation of capital and liquidity for the Short-Term Maturity Bond Portfolio and to seek the highest level of return consistent with preservation of capital and substantial credit protection for the U.S. Government Mortgage Securities Portfolio. The Portfolios are nondiversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

     Restricted Securities

     The Short-Term Maturity Bond Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2001 were $11,673,126, $11,651,318 and 7.28%, respectively.

      Interest Rate Swap Agreements

      An interest rate swap agreement involves the exchange of amounts based on a fixed interest rate for amounts based on variable interest rates over the life of the agreement without the exchange of the underlying face amount. Interest rate differentials paid or received under this agreement are recognized as an adjustment to interest income.

      Option Writing

      Written call options are recorded as a liability on the Statement of Assets and Liabilities at their current fair value.

      Dividends

      Dividends from net investment income of the Portfolios are declared and paid quarterly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolios, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection.

      Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, each Portfolio of the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2001, the U.S. Government Mortgage Securities Portfolio had available for federal income tax purposes unused capital loss carryovers of $44,440, $190,132 and $796,257, which expire in the years 2002, 2004 and 2008, respectively.

      Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolios. For the year ended December 31, 2001, the Short-Term Maturity Bond Portfolio reclassified $183,679 from accumulated net realized gain on investments to undistributed net investment income. The U.S.
     Government Mortgage Securities Portfolio reclassified $653,876 from undistributed net investment income to accumulated net realized gain on investments and $125,386 from paid-in-capital to undistributed net investment income.

2.    INVESTMENT ADVISORY AGREEMENT

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolios. The management fee encompasses fund operation expenses.


3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $125,561,112 and $129,042,343, respectively for the Short-Term Maturity Bond Portfolio. There were no purchases or sales of non-U.S. Government securities in the U.S. Government Mortgage Securities Portfolio.

      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

                                                                 Purchases           Sales
                                                               --------------    --------------



     Short-Term Maturity Bond Portfolio                       $   85,313,048    $   82,147,357

     U.S. Government Mortgage Securities Portfolio               135,751,095       101,247,664

4.    UNREALIZED APPRECIATION (DEPRECIATION)

      The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001, were as follows:

                               Cost For
                                Income                                                 Net
                                 Tax              Gross             Gross          Unrealized
                               Purposes       Appreciation      Depreciation      Appreciation
                             -------------    --------------    --------------    --------------

     Short-Term Maturity
        Bond Portfolio     $  155,599,850  $     2,844,295    $     (476,622)   $    2,367,673

     U.S. Government
        Mortgage
        Securities            218,359,300        4,594,856          (669,405)        3,925,451
        Portfolio

5.      SECURITIES LOANED

      The Portfolios have entered into securities lending agreements with the custodian effective December 1, 2001. Under the terms of the agreement the Portfolios receive annual income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolios, against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is invested by the custodian in securities approved by the Board of Directors and is disclosed as "Collateral for securities loaned" in the Statements of Assets and Liabilities. The Portfolios also continue to receive interest or dividends on the securities loaned. As of December 31, 2001, the Short-Term Maturity Bond and U.S. Government Mortgage Securities Portfolios had securities on loan valued at $21,210,549 and $26,790,160, respectively, and received collateral of $21,592,048 and $27,148,433, respectively, for such loans. The Portfolios bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6.


INTEREST RATE SWAP AGREEMENTS

      As of December 31, 2001, the Short-Term Maturity Bond Portfolio had the following interest rate swap agreement with Morgan Stanley
      & Co International Ltd:

                                                  Floating Interest                   Fixed
                                                                                    Interest
         Face           Maturity Date               Rate Received                   Rate Paid
     --------------    --------------   --------------------------------------    --------------

      $3,000,000          02/15/02         3 Month LIBOR plus 1.75% equal to             3.00%

                                                         3.76%


7.      CALL OPTIONS WRITTEN

      As of December 31, 2001, covered call options written by the Short-Term Maturity Bond Portfolio were as follows:

       Number                                                    Strike Price
         Of           Notional                                       as of
       Options         Amount              Security            December 31, 2001     Expiration
     ------------   -------------    ----------------------    -----------------    --------------
         3,000    $  3,000,000       CUC International       $      100.008           2/15/2002
                                     Inc,
                                        3.000%, 2/15/2002

8.      TAX INFORMATION (unaudited)

      For federal income tax purposes the following is furnished with respect to distributions paid by the Short-Term Maturity Bond Portfolio during its taxable year ended December 31, 2001.

      The Short-Term Maturity Bond Portfolio designated and paid $176,295 as a long-term capital gain distribution.

The Maxim Series Fund

Short-Term Maturity Bond Portfolio

BONDS

AGENCY --- 22.1%
  5,000,000 Fannie Mae                                                 5,142,950
            Global Notes
            4.750% November 14, 2003
  2,000,000 Fannie Mae                                                 2,170,320
            GLOBAL BENCHMARK BONDS
            7.125% February 15, 2005
  2,000,000 Fannie Mae                                                 2,130,940
            Global Notes
            6.500% August 15, 2004
  3,000,000 Federal Home Loan Bank                                     3,107,340
            GLOBAL BONDS SER.EW04
            5.250% February 13, 2004
  2,000,000 Federal Home Loan Bank                                     2,131,560
            UNSECURED TAP BONDS SER.K805
            6.500% November 15, 2005
  2,000,000 Federal Home Loan Bank (6)                                 2,047,180
            GLOBAL BONDS SER.217
            4.750% June 28, 2004
  5,000,000 Freddie Mac                                                5,162,500
            GLOBAL REFERENCE NOTES
            5.000% January 15, 2004
 13,000,000 Freddie Mac (6)                                           13,099,580
            Global Notes
            3.500% September 15, 2003
                                                                     $34,992,370

BANKS --- 5.3%
  2,000,000 Mellon Funding Corp/Mellon Financial Corp                  2,085,560
            Senior Notes
            5.750% November 15, 2003
  2,000,000 Mercantile Safe Deposit & Trust                            2,011,544
            Deposit Notes
            7.400% April 3, 2002
  2,000,000 PNC Funding Corp                                           2,091,020
            Subordinated Notes
            6.125% September 1, 2003
  2,000,000 Wells Fargo & Co                                           2,116,720
            Notes
            6.625% July 15, 2004
                                                                      $8,304,844

BROADCAST/MEDIA --- 2.7%
  2,000,000 Cox Communications Inc                                     2,124,460
            Notes
            7.500% August 15, 2004
  2,000,000 Turner Broadcasting Systems Inc                            2,122,340
            Senior Notes
            7.400% February 1, 2004
                                                                      $4,246,800

COMMERCIAL MORTGAGE BACKED --- 0.8%
  1,237,516 Norwest Asset Securities Corp                              1,259,556
            Series 1999-9 Class A2
            6.500% April 25, 2029
                                                                      $1,259,556

COMPUTER SOFTWARE & SERVICES --- 1.3%
  2,000,000 Electronic Data Systems Corp                               2,115,700
            Notes
            6.850% October 15, 2004
                                                                      $2,115,700

ELECTRIC COMPANIES --- 10.6%
  2,000,000 Boston Edison Co                                           2,080,940
            Debentures
            6.800% March 15, 2003
  3,000,000 Niagara Mohawk Power Corp                                  3,347,490
            Senior Notes
            8.875% May 15, 2007
  2,500,000 Ohio Edison Co                                             2,532,700
            1st Mortgage
            8.250% April 1, 2002
  2,500,000 PSI Energy Inc                                             2,501,575
            1st Mortgage
            7.610% January 7, 2002
  3,000,000 Public Service Co of Colorado                              3,099,960
            Bonds
            6.000% April 15, 2003
  2,000,000 Texas Utilities Electric Co                                2,063,100
            1st Mortgage
            6.250% October 1, 2004
  1,100,000 Virginia Electric & Power Co                               1,185,569
            1st Mortgage
            8.000% March 1, 2004
                                                                     $16,811,334

FINANCIAL SERVICES --- 12.7%
  2,000,000 Citigroup Inc (6)                                          2,034,780
            Notes
            5.500% August 9, 2006
  2,000,000 Countrywide Funding Corp                                   2,038,180
            Notes
            5.250% June 15, 2004
  2,500,000 Ford Motor Credit Co                                       2,504,750
            Senior Unsubordinated Notes
            6.500% February 28, 2002
  2,000,000 General Electric Capital Corp                              2,085,640
            Notes
            5.375% April 23, 2004
  2,000,000 Household Finance Corp                                     2,074,240
            Notes
            6.000% May 1, 2004
  2,000,000 Merrill Lynch & Co                                         2,055,780
            Notes
            5.350% June 15, 2004
  2,000,000 Morgan Stanley Dean Witter & Co                            2,074,940
            Senior Unsubordinated Bonds
            5.625% January 20, 2004
  3,000,000 Private Export Funding Corp                                3,064,530
            US Government Guaranteed Notes
            5.530% April 30, 2006
  2,000,000 Tyco Capital Corp                                          2,056,300
            Notes
            5.625% May 17, 2004
                                                                     $19,989,140

FOOD & BEVERAGES --- 2.6%
  2,000,000 Coca-Cola Enterprises Inc                                  2,121,600
            Notes
            6.625% August 1, 2004
  2,000,000 Pepsi Bottling Holdings Inc #                              2,061,220
            Company Guaranteed Bonds
            5.375% February 17, 2004
                                                                      $4,182,820

FOREIGN BANKS --- 2.0%
  3,000,000 KFW International Finance                                  3,226,800
            Notes
            7.625% February 15, 2004
                                                                      $3,226,800

INSURANCE RELATED --- 1.3%
  2,000,000 Monumental Global Funding II #                             2,118,232
            Notes
            6.950% October 1, 2003
                                                                      $2,118,232

INVESTMENT BANK/BROKERAGE FIRM --- 1.3%
  2,000,000 Lehman Brothers Holdings Inc                               2,106,700
            Notes
            6.625% April 1, 2004
                                                                      $2,106,700

LEISURE & ENTERTAINMENT --- 1.3%
  2,000,000 Walt Disney Co                                             2,033,680
            Notes
            4.875% July 2, 2004
                                                                      $2,033,680

MACHINERY --- 1.3%
  2,000,000 Deere & Co                                                 2,109,760
            Notes
            6.550% July 15, 2004
                                                                      $2,109,760

OIL & GAS --- 2.6%
  2,000,000 Amerada Hess Corp                                          2,020,260
            Notes
            5.300% August 15, 2004
  2,000,000 Conoco Inc                                                 2,066,060
            Senior Notes
            5.900% April 15, 2004
                                                                      $4,086,320

OTHER ASSET-BACKED --- 2.3%
  1,553,696 LAI Vehicle Lease Securization Trust #                     1,599,219
            Series 2001-A Class A
            5.610% February 15, 2007
  2,000,000 Navistar Financial Corp Owner Trust                        2,048,180
            Series 2001-A Class A3
            4.990% August 15, 2005
                                                                      $3,647,399

PAPER & FOREST PRODUCTS --- 1.3%
  2,000,000 Fort James Corp                                            2,014,880
            Notes
            6.700% November 15, 2003
                                                                      $2,014,880

PHARMACEUTICALS --- 5.1%
  3,000,000 Abbott Laboratories                                        3,085,800
            Notes
            5.125% July 1, 2004
  3,000,000 Merck & Co Inc                                             2,990,916
            Notes
            4.125% January 18, 2005
  2,000,000 Pfizer Inc                                                 1,992,878
            Notes
            3.625% November 1, 2004
                                                                      $8,069,594

POLLUTION CONTROL --- 1.3%
  2,000,000 WMX Technologies Inc                                       2,072,400
            Notes
            6.375% December 1, 2003
                                                                      $2,072,400

RAILROADS --- 1.3%
  2,000,000 Union Pacific Corp                                         2,090,080
            Notes
            6.340% November 25, 2003
                                                                      $2,090,080

RETAIL --- 5.2%
  5,000,000 Safeway Inc                                                4,971,970
            Notes
            3.625% November 5, 2003
  3,000,000 Wal-Mart Stores Inc                                        3,196,170
            Senior Notes
            6.550% August 10, 2004
                                                                      $8,168,140

SPECIALIZED SERVICES --- 1.9%
  3,000,000 CUC International Inc                                      3,032,191
            Convertible
            3.000% February 15, 2002
                                                                      $3,032,191

TELEPHONE & TELECOMMUNICATIONS --- 4.5%
  2,000,000 AT&T Corp                                                  2,027,420
            Notes
            5.625% March 15, 2004
  2,000,000 Qwest Capital Funding Inc #                                1,967,200
            Notes
            5.875% August 3, 2004
  1,000,000 Sprint Capital Corp                                        1,024,630
            Company Guaranteed Notes
            5.700% November 15, 2003
  2,000,000 WorldCom Inc                                               2,056,580
            Notes
            6.500% May 15, 2004
                                                                      $7,075,830

U.S. GOVERNMENTS --- 5.3%
  3,000,000 United States of America                                   3,334,230
            Treasury Notes
            7.875% November 15, 2004
  5,000,000 United States of America (6)                               4,989,050
            Treasury Notes
            2.750% October 31, 2003
                                                                      $8,323,280

UTILITIES --- 1.2%
  2,000,000 Florida Gas Transmission Co #                              1,867,160
            Senior Notes
            8.630% November 1, 2004
                                                                      $1,867,160

WHOLE LOAN --- 1.3%
  1,941,653 DLJ Mortgage Acceptance Corp #                             2,038,287
            Series 1995-CF2 Class A1B
            6.850% December 17, 2027
                                                                      $2,038,287

TOTAL BONDS --- 98.7%                                               $155,983,297
(Cost $153,775,130)

SHORT-TERM INVESTMENTS

AGENCY --- 1.3%
  2,009,000 Farmer Mac                                                 2,008,916
                                                                      $2,008,916

TOTAL SHORT-TERM INVESTMENTS --- 1.3%                                 $2,008,916
(Cost $2,008,916)

TOTAL SHORT-TERM MATURITY BOND PORTFOLIO --- 100.0%                 $157,992,213
(Cost $155,784,046)

The Maxim Series Fund

U.S. Government Mortgage Securities Portfolio

BONDS

AGENCY --- 82.4%
  3,553,775 Fannie Mae                                                 3,620,409
            Pool #562725
            7.000% February 1, 2031
  1,517,848 Fannie Mae                                                 1,521,157
            Pool #434844
            6.500% August 1, 2028
    152,612 Fannie Mae                                                   158,493
            Pool #340841
            7.000% April 1, 2011
    133,340 Fannie Mae                                                   141,756
            Pool #339260
            8.000% April 1, 2021
  1,114,239 Fannie Mae                                                 1,117,716
            Pool #347434
            6.500% June 1, 2026
    242,953 Fannie Mae                                                   252,822
            Pool #050796
            7.500% September 1, 2023
     47,970 Fannie Mae                                                    52,222
            Pool #091122
            9.500% March 1, 2020
    528,800 Fannie Mae                                                   566,307
            Pool #250111
            8.500% August 1, 2024
  2,498,755 Fannie Mae                                                 2,524,517
            Pool #251760
            6.000% June 1, 2013
  1,949,896 Fannie Mae                                                 1,962,082
            Pool #261017
            6.500% December 1, 2023
 12,900,000 Fannie Mae                                                12,900,000
            Llb Pool #620128
            6.500% December 1, 2031
  2,425,145 Fannie Mae                                                 2,384,208
            Pool# 577861
            5.500% April 1, 2016
  4,971,357 Fannie Mae                                                 4,971,357
            Pool #613147
            6.500% November 1, 2031
  1,070,340 Fannie Mae                                                 1,093,687
            Pool #608334
            7.000% August 1, 2031
  1,171,491 Fannie Mae                                                 1,210,287
            Pool #608335
            7.500% September 1, 2031
    566,167 Fannie Mae                                                   600,964
            Pool #367215
            8.000% September 1, 2026
    163,500 Fannie Mae                                                   162,313
            Pool#374210
            6.460% March 1, 2027
  1,510,300 Fannie Mae                                                 1,483,402
            Pool #415745
            6.000% April 1, 2028
  3,992,894 Fannie Mae                                                 4,001,600
            Pool #426665
            6.500% June 1, 2028
  3,162,160 Fannie Mae                                                 3,194,762
            Pool #426085
            6.000% May 1, 2013
  1,950,848 Fannie Mae                                                 1,955,101
            Pool #429036
            6.500% July 1, 2028
  2,432,495 Fannie Mae                                                 2,389,172
            Pool #443161
            6.000% September 1, 2028
  1,394,134 Fannie Mae                                                 1,438,998
            Pool #518180
            7.500% October 1, 2029
    472,607 Fannie Mae                                                   495,348
            Pool #541216
            8.000% June 1, 2030
  2,202,658 Fannie Mae                                                 2,208,354
            6.500% January 1, 2032
  4,834,881 Fannie Mae                                                 4,925,555
            Pool #510598
            7.000% August 1, 2029
  5,591,611 Fannie Mae                                                 5,603,800
            Pool #323427
            6.500% November 1, 2028
  1,149,880 Fannie Mae                                                 1,231,441
            Pool #525116
            8.500% November 1, 2026
  4,000,000 Fannie Mae                                                 3,963,120
            AGENCY BENCHMARK NOTE
            5.250% January 15, 2009
    729,386 Fannie Mae                                                   738,015
            6.500% February 1, 2019
  3,025,846 Fannie Mae                                                 3,031,505
            Pool #252439
            6.500% May 1, 2029
    517,008 Fannie Mae                                                   575,433
            Pool #446394
            9.500% September 1, 2020
  2,000,000 Fannie Mae                                                 2,038,740
            Pool # 441752
            7.000% September 1, 2028
  2,500,000 Fannie Mae                                                 2,546,875
            Pool #614339
            7.000% December 1, 2031
    287,501 Fannie Mae                                                   298,461
            Pool #367209
            7.500% June 1, 2016
    439,462 Fannie Mae                                                   442,209
            Pool #266412
            6.500% January 1, 2024
    509,388 Fannie Mae                                                   512,250
            Pool #288916
            6.500% May 1, 2011
    342,642 Fannie Mae                                                   356,495
            Pool #288769
            7.500% November 1, 2024
    472,741 Fannie Mae                                                   475,397
            Pool #291650
            6.500% December 1, 2017
    152,888 Fannie Mae                                                   161,440
            Pool #302587
            8.000% December 1, 2024
    524,215 Fannie Mae                                                   563,331
            Pool #303583
            8.500% April 1, 2025
     58,483 Fannie Mae                                                    63,477
            Pool #316711
            9.000% September 1, 2019
    279,323 Fannie Mae                                                   300,619
            Pool #335658
            8.500% August 1, 2021
  2,000,000 Fannie Mae                                                 2,056,860
            CMO SER1998-W2 CL.A6
            6.500% August 25, 2021
    841,473 Fannie Mae                                                   845,942
            CMO SER.97-28 CL.PD
            7.500% July 18, 2023
    100,550 Fannie Mae                                                   100,832
            CMO SER.1993-63 CL.D
            6.500% May 25, 2008
  1,566,548 Fannie Mae                                                 1,569,478
            Pool #499203
            6.500% July 1, 2029
  2,395,171 Fannie Mae                                                 2,483,481
            CMO SER.1993-15 CL.H
            7.000% December 25, 2007
  2,198,565 Fannie Mae                                                 2,251,462
            Pool #252567
            6.500% July 1, 2014
  1,000,000 Federal Home Loan Bank                                     1,022,660
            Global Notes
            5.800% September 2, 2008
  5,000,000 Freddie Mac                                                5,133,600
            Global Notes
            5.750% April 15, 2008
    652,496 Freddie Mac                                                  708,768
            Gold Pool #G00300
            9.500% April 1, 2025
     31,974 Freddie Mac                                                   33,492
            Pool #730326
            8.500% November 1, 2006
    514,948 Freddie Mac                                                  557,107
            Pool #884002
            9.500% June 1, 2020
     85,145 Freddie Mac                                                   92,116
            Pool #884018
            9.500% September 1, 2020
  1,333,298 Freddie Mac                                                1,367,746
            Gold Pool #N30640
            6.500% January 1, 2030
  2,093,327 Freddie Mac                                                2,166,593
            Pool #E00810
            7.000% March 1, 2015
  1,418,706 Freddie Mac                                                1,464,814
            Gold Pool #C37836
            7.500% April 1, 2030
  2,000,000 Freddie Mac                                                1,958,740
            CMO SER.2102 CL.VB
            6.000% August 15, 2013
  2,000,000 Freddie Mac                                                2,053,120
            CMO SER.28 CL.PE
            6.800% September 25, 2022
    287,149 Freddie Mac                                                  325,105
            Co-Op Pool #N70008
            11.000% June 1, 2020
    302,851 Freddie Mac                                                  323,669
            Pool #C90085
            9.000% December 1, 2014
    981,628 Freddie Mac                                                1,000,946
            Pool #C53189
            7.000% June 1, 2031
  1,922,483 Freddie Mac                                                1,924,886
            Gold Pool #C01184
            6.500% June 1, 2031
  1,960,520 Freddie Mac                                                1,929,877
            Gold Pool #E82733
            5.500% March 1, 2016
  2,731,357 Freddie Mac                                                2,791,092
            Gold Pool #M80697
            6.500% August 1, 2008
    433,657 Freddie Mac                                                  445,492
            Pool #N30345
            6.500% July 1, 2026
    101,032 Freddie Mac                                                  111,394
            Pool #N70005
            9.500% November 1, 2020
    334,362 Freddie Mac                                                  353,221
            Gold Pool #M70008
            10.500% October 1, 2005
    747,659 Freddie Mac                                                  792,982
            Gold Pool #G00256
            8.000% November 1, 2023
    459,692 Freddie Mac                                                  485,550
            Gold Pool #D64588
            8.000% August 1, 2024
  3,145,518 Freddie Mac                                                3,210,882
            Gold Pool #C00609
            7.000% May 1, 2028
    290,439 Freddie Mac                                                  298,333
            Pool #E00177
            6.500% December 1, 2007
    322,499 Freddie Mac                                                  365,127
            Co-Op Pool #N70013
            11.000% August 1, 2020
    259,006 Freddie Mac                                                  277,836
            Gold Pool #G10006
            10.000% January 1, 2006
    258,617 Freddie Mac                                                  273,793
            Gold Pool #D91202
            8.500% February 1, 2013
    678,876 Freddie Mac                                                  663,812
            Pool #O30006
            6.000% February 1, 2009
  3,905,735 Freddie Mac                                                3,910,618
            Pool #O20005
            6.500% January 1, 2018
    187,530 Freddie Mac                                                  198,571
            Gold Pool #G10289
            8.500% February 1, 2008
    264,019 Freddie Mac                                                  275,042
            Gold Pool #D91201
            7.500% October 1, 2015
    942,168 Freddie Mac                                                  975,144
            Pool #E00757
            7.000% November 1, 2014
    216,943 Ginnie Mae                                                   222,973
            Pool #343630
            7.000% July 15, 2023
  1,165,523 Ginnie Mae                                                 1,228,169
            Pool #780899
            7.500% October 15, 2013
  1,593,752 Ginnie Mae                                                 1,648,537
            Pool# 781266
            7.500% December 15, 2024
    529,375 Ginnie Mae                                                   565,701
            Pool #208728
            8.000% May 15, 2017
  1,486,236 Ginnie Mae                                                 1,518,279
            Pool #469924
            7.000% January 15, 2029
  2,569,214 Ginnie Mae                                                 2,522,634
            Pool #471205
            6.000% May 15, 2028
     70,011 Ginnie Mae                                                    68,742
            Pool #475894
            6.000% July 15, 2028
    368,973 Ginnie Mae                                                   383,962
            Pool #376533
            7.500% June 15, 2024
    578,940 Ginnie Mae                                                   594,861
            Pool #377983
            7.000% April 15, 2024
    352,372 Ginnie Mae                                                   367,125
            Pool #351163
            7.500% August 15, 2023
  1,954,470 Ginnie Mae                                                 2,036,303
            Pool #348622
            7.500% April 15, 2023
    196,629 Ginnie Mae                                                   202,037
            Pool #346023
            7.000% February 15, 2024
    179,962 Ginnie Mae                                                   184,965
            Pool #345116
            7.000% December 15, 2023
    575,779 Ginnie Mae                                                   599,886
            Pool #362184
            7.500% January 15, 2024
    138,334 Ginnie Mae                                                   142,179
            Pool #361826
            7.000% September 15, 2023
     28,337 Ginnie Mae                                                    29,524
            Pool #360618
            7.500% July 15, 2023
     18,690 Ginnie Mae                                                    19,473
            Pool #360300
            7.500% June 15, 2023
     65,261 Ginnie Mae                                                    67,056
            Pool #379840
            7.000% March 15, 2024
    140,007 Ginnie Mae                                                   149,676
            Pool #380118
            8.500% July 15, 2024
    411,534 Ginnie Mae                                                   433,399
            Pool #365382
            8.000% June 15, 2025
  1,968,206 Ginnie Mae                                                 2,022,922
            Pool #368293
            7.000% January 15, 2024
     51,376 Ginnie Mae                                                    53,527
            Pool #352835
            7.500% February 15, 2024
    210,447 Ginnie Mae                                                   216,300
            Pool #332076
            7.000% November 15, 2022
    344,099 Ginnie Mae                                                   358,506
            Pool #338752
            7.500% May 15, 2023
     81,942 Ginnie Mae                                                    85,372
            Pool #339079
            7.500% February 15, 2023
    380,400 Ginnie Mae                                                   395,852
            Pool #397435
            7.500% May 15, 2024
    197,556 Ginnie Mae                                                   205,334
            Pool #404064
            7.500% March 15, 2025
  2,093,103 Ginnie Mae                                                 2,220,008
            Pool #780077
            8.000% March 15, 2025
  2,102,696 Ginnie Mae                                                 2,157,218
            Pool #780463
            7.000% November 15, 2026
  1,157,392 Ginnie Mae                                                 1,182,346
            Pool #460784
            7.000% March 15, 2028
  4,223,756 Ginnie Mae                                                 4,313,511
            Pool #571172
            7.000% September 15, 2031
    320,532 Ginnie Mae                                                   329,443
            Pool #358062
            7.000% August 15, 2023
     29,230 Ginnie Mae                                                    30,454
            Pool #355360
            7.500% October 15, 2021
  1,725,069 Ginnie Mae II                                              1,687,342
            Pool #002602
            6.000% June 20, 2028
     37,332 Ginnie Mae II                                                 39,700
            Pool #002158
            8.500% January 20, 2026
     58,736 Ginnie Mae II                                                 62,480
            Pool #002220
            8.500% May 20, 2026
     95,791 Ginnie Mae II                                                101,897
            Pool #002235
            8.500% June 20, 2026
     59,908 Ginnie Mae II                                                 63,728
            Pool #002250
            8.500% July 20, 2026
     53,248 Ginnie Mae II                                                 55,911
            Pool #002059
            8.000% August 20, 2025
    912,328 Ginnie Mae II                                                929,726
            Pool #2716
            7.000% February 20, 2029
    119,216 Ginnie Mae II                                                125,150
            Pool #001477
            8.000% November 20, 2023
     24,552 Ginnie Mae II                                                 26,109
            Pool #002142
            8.500% December 20, 2025
    187,852 Ginnie Mae II                                                199,827
            Pool #002345
            8.500% December 20, 2026
  4,900,000 US Department of Veterans Affairs                          4,941,307
            CMO SER.2001-2 CL.G
            6.750% November 15, 2024
  2,000,000 US Department of Veterans Affairs                          2,090,840
            CMO SER.1999-1 CL.2B
            6.500% August 15, 2020
  5,000,000 US Department of Veterans Affairs                          5,230,200
            CMO SER.1998-3 CL.B
            6.500% May 15, 2020
  3,000,000 US Department of Veterans Affairs                          3,117,300
            CMO SER.1998-1 CL.2D
            7.000% July 15, 2025
  1,354,000 US Department of Veterans Affairs                          1,409,392
            CMO SER.1996-3 CL.1E
            6.750% August 15, 2020
  6,979,000 US Department of Veterans Affairs                          7,444,492
            CMO SER.1997-2 CL.K
            7.500% February 15, 2010
  2,000,000 US Department of Veterans Affairs                          2,128,208
            CMO SER.1997-3 CL.2D
            7.500% January 15, 2025
                                                                    $183,245,263

U.S. GOVERNMENTS --- 15.3%
  2,200,000 United States of America                                   2,059,750
            Treasury Notes
            5.250% February 15, 2029
  2,000,000 United States of America                                   2,130,620
            Treasury Notes
            6.000% August 15, 2009
  1,500,000 United States of America                                   1,571,490
            Treasury Notes
            5.625% May 15, 2008
  2,000,000 United States of America                                   1,867,820
            Treasury Bonds
            5.250% November 15, 2028
  2,000,000 United States of America (6)                               2,027,180
            Treasury Notes
            4.625% May 15, 2006
  2,000,000 United States of America (6)                               2,071,240
            Treasury Notes
            5.500% May 15, 2009
  5,400,000 United States of America (6)                               5,927,364
            Treasury Notes
            6.500% February 15, 2010
  2,000,000 United States of America (6)                               2,150,000
            Treasury Notes
            6.125% August 15, 2007
  4,000,000 United States of America (6)                               4,171,880
            Treasury Notes
            5.500% February 15, 2008
  3,000,000 United States of America (6)                               3,160,770
            Treasury Notes
            5.625% February 15, 2006
  6,500,000 United States of America (6)                               6,864,585
            Treasury Notes
            5.750% November 15, 2005
                                                                     $34,002,699

TOTAL BONDS --- 97.7%                                               $217,247,962
(Cost )

SHORT-TERM INVESTMENTS

AGENCY --- 2.3%
  5,037,000 Farmer Mac                                                 5,036,789
                                                                      $5,036,789

TOTAL SHORT-TERM INVESTMENTS --- 2.3%                                 $5,036,789
(Cost $5,036,789)

TOTAL U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO --- 100.0%      $222,284,751
(Cost )

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Maxim Short-Term Maturity Bond Portfolio and Maxim U.S. Government Mortgage Securities of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Short-Term Maturity Bond Portfolio and Maxim U.S. Government Mortgage Securities Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
February 12, 2002

                            MAXIM SERIES FUND, INC.
       Financial Statements and Financial Highlights for the Years Ended
                           December 31, 2001 and 2000

            Bond Index and Loomis Sayles Small-Cap Value Portfolios

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                               LOOMIS SAYLES
                                                                                       BOND                      SMALL-CAP
                                                                                      INDEX                        VALUE
                                                                                    PORTFOLIO                    PORTFOLIO
                                                                                 -----------------            -----------------
                                                                                 -----------------            -----------------
ASSETS:
     Investments in securities, market value  (1)                              $      180,869,249           $      226,302,600
     Cash                                                                                  10,952                      321,647
     Collateral for securities loaned                                                  33,585,686                      572,754
     Dividends and interest receivable                                                  1,934,155                      259,713
     Receivable for investments sold                                                            0                    3,010,828
                                                                                 -----------------            -----------------
                                                                                 -----------------            -----------------

     Total assets                                                                     216,400,042                  230,467,542
                                                                                 -----------------            -----------------
                                                                                 -----------------            -----------------

LIABILITIES:
     Due to investment adviser                                                             77,052                      199,638
     Payable for investments purchased                                                          0                    3,199,062
     Payable upon return of securities loaned                                          33,585,686                      572,754
                                                                                 -----------------            -----------------
                                                                                 -----------------            -----------------

     Total liabilities                                                                 33,662,738                    3,971,454
                                                                                 -----------------            -----------------
                                                                                 -----------------            -----------------

NET ASSETS                                                                     $      182,737,304           $      226,496,088
                                                                                 =================            =================
                                                                                 =================            =================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                             $       13,941,440           $       13,274,670
     Additional paid-in capital                                                       165,361,251                  181,559,996
     Net unrealized appreciation on investments                                         3,367,073                   26,568,856
     Undistributed net investment income                                                   17,320                            0
     Accumulated net realized gain on investments                                          50,220                    5,092,566
                                                                                 -----------------            -----------------
                                                                                 -----------------            -----------------

NET ASSETS                                                                     $      182,737,304           $      226,496,088
                                                                                 =================            =================
                                                                                 =================            =================

NET ASSET VALUE PER OUTSTANDING SHARE                                          $           1.3107           $           1.7062
                                                                                 =================            =================
                                                                                 =================            =================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                       220,000,000                  200,000,000
     Outstanding                                                                      139,414,398                  132,746,696

(1)  Cost of investments in securities:                                        $      177,502,176           $      199,733,744

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

                                                                                                             LOOMIS SAYLES
                                                                                       BOND                    SMALL-CAP
                                                                                       INDEX                     VALUE
                                                                                     PORTFOLIO                 PORTFOLIO
                                                                                  ----------------          ----------------
                                                                                  ----------------          ----------------

INVESTMENT INCOME:
    Interest                                                                    $      10,924,091         $         475,573
    Dividends                                                                                   0                 2,514,627
                                                                                  ----------------          ----------------
                                                                                  ----------------          ----------------

    Total income                                                                       10,924,091                 2,990,200
                                                                                  ----------------          ----------------
                                                                                  ----------------          ----------------

EXPENSES:
    Audit fees                                                                                                       10,276
    Investment administration                                                                                       107,518
    Bank and custodial fees                                                                                          39,837
    Other expenses                                                                                                   34,036
    Management fees                                                                       896,642                 1,887,200
                                                                                  ----------------          ----------------
                                                                                  ----------------          ----------------

    Total expenses                                                                        896,642                 2,078,867

    Less amount reimbursed by investment adviser                                                                     11,542
                                                                                  ----------------          ----------------
                                                                                  ----------------          ----------------

    Net expenses                                                                          896,642                 2,067,325
                                                                                  ----------------          ----------------
                                                                                  ----------------          ----------------

NET INVESTMENT INCOME                                                                  10,027,449                   922,875
                                                                                  ----------------          ----------------
                                                                                  ----------------          ----------------
                                                                                                                          0
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                                    3,655,175                19,030,810
    Change in net unrealized appreciation on investments                               (1,121,403)                4,745,459
                                                                                  ----------------          ----------------
                                                                                  ----------------          ----------------

    Net realized and unrealized gain on investments                                     2,533,772                23,776,269
                                                                                  ----------------          ----------------
                                                                                  ----------------          ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $      12,561,221         $      24,699,144
                                                                                  ================          ================
                                                                                  ================          ================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

                                                                                                        LOOMIS SAYLES
                                                                    BOND INDEX                         SMALL-CAP VALUE
                                                               PORTFOLIO                            PORTFOLIO
                                                           ------------------------------       ------------------------------
                                                           ------------------------------       ------------------------------
                                                              2001              2000                2001             2000
                                                           ------------      ------------       -------------     ------------
                                                           ------------      ------------       -------------     ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                $  10,027,449     $   8,539,989      $      922,875    $     950,225
    Net realized gain (loss) on investments                  3,655,175          (894,947)         19,030,810        4,691,091
    Change in net unrealized appreciation on investments    (1,121,403)        7,343,445           4,745,459       18,316,420
                                                           ------------      ------------       -------------     ------------
                                                           ------------      ------------       -------------     ------------
                                                                                                           0                0
    Net increase in net assets resulting from operations    12,561,221        14,988,487          24,699,144       23,957,736
                                                           ------------      ------------       -------------     ------------
                                                           ------------      ------------       -------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                              (9,848,603)       (8,334,375)           (937,051)        (944,390)
    From net realized gains                                          0                 0         (13,152,510)      (4,427,714)
                                                           ------------      ------------       -------------     ------------
                                                           ------------      ------------       -------------     ------------

    Total distributions                                     (9,848,603)       (8,334,375)        (14,089,561)      (5,372,104)
                                                           ------------      ------------       -------------     ------------
                                                           ------------      ------------       -------------     ------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                      190,665,217       116,291,484         166,598,144      146,884,108
    Reinvestment of distributions                            9,848,603         8,334,375          14,089,561        5,372,104
    Redemptions of shares                                  (168,479,395)     (116,774,393)      (135,040,650)     (93,690,300)
                                                           ------------      ------------       -------------     ------------
                                                           ------------      ------------       -------------     ------------

    Net increase in net assets resulting from               32,034,425         7,851,466          45,647,055       58,565,912
       share transactions
                                                           ------------      ------------       -------------     ------------
                                                           ------------      ------------       -------------     ------------

    Total increase in net assets                            34,747,043        14,505,578          56,256,638       77,151,544

NET ASSETS:
    Beginning of period                                    147,990,261       133,484,683         170,239,450       93,087,906
                                                           ------------      ------------       -------------     ------------
                                                           ------------      ------------       -------------     ------------

    End of period  (1)                                   $ 182,737,304     $ 147,990,261      $  226,496,088    $ 170,239,450
                                                           ============      ============       =============     ============
                                                           ============      ============       =============     ============
                                                                     0                                     0
OTHER INFORMATION:

SHARES:
    Sold                                                   145,087,919        92,979,785         100,308,520       98,176,314
    Issued in reinvestment of distributions                  7,546,842         6,657,295           8,620,716        3,566,313
    Redeemed                                               (128,259,743)     (93,334,060)        (82,860,502)     (64,799,425)
                                                           ------------      ------------       -------------     ------------
                                                           ------------      ------------       -------------     ------------

    Net increase                                            24,375,018         6,303,020          26,068,734       36,943,202
                                                           ============      ============       =============     ============
                                                           ============      ============       =============     ============

(1) Including undistributed (overdistributed)            $      17,320     $     230,714      $            0    $     (14,532)

See notes to financial statements.

MAXIM SERIES FUND, INC.

BOND INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                  Year Ended December 31,
                                  -------------------------------------------------------------------
                                  -------------------------------------------------------------------
                                     2001          2000          1999          1998         1997
                                  ------------  -----------   -----------   -----------  ------------
                                  ------------  -----------   -----------   -----------  ------------

Net Asset Value, Beginning of   $      1.2864 $     1.2276  $     1.3010  $     1.2856 $      1.2774
   Period

Income from Investment Operations

Net investment income                  0.0687       0.0776        0.0695        0.0737        0.0769
Net realized and unrealized gain (loss)0.0262       0.0570       (0.0736)       0.0154        0.0081
                                  ------------  -----------   -----------   -----------  ------------
                                  ------------  -----------   -----------   -----------  ------------

Total Income (Loss) From
     Investment Operations             0.0949       0.1346       (0.0041)       0.0891        0.0850
                                  ------------  -----------   -----------   -----------  ------------
                                  ------------  -----------   -----------   -----------  ------------

Less Distributions

From net investment income            (0.0706)     (0.0758)      (0.0693)      (0.0737)      (0.0768)
                                  ------------  -----------   -----------   -----------  ------------
                                  ------------  -----------   -----------   -----------  ------------

Total Distributions                   (0.0706)     (0.0758)      (0.0693)      (0.0737)      (0.0768)
                                  ------------  -----------   -----------   -----------  ------------
                                  ------------  -----------   -----------   -----------  ------------

Net Asset Value, End of Period  $      1.3107 $     1.2864  $     1.2276  $     1.3010 $      1.2856
                                  ============  ===========   ===========   ===========  ============
                                  ============  ===========   ===========   ===========  ============
                                       0.0000

Total Return                            7.52%       11.28%        (0.31%)        7.08%         6.85%

Net Assets, End of Period       $ 182,737,304 $ 147,990,261 $ 133,484,683 $ 130,436,898$ 114,875,960

Ratio of Expenses to
Average Net Assets                      0.50%        0.50%         0.56%         0.60%         0.60%

Ratio of Net Investment Income to
Average Net Assets                      5.60%        6.24%         5.56%         5.69%         6.02%

Portfolio Turnover Rate                56.51%       27.38%       127.95%        59.84%       140.35%

                                                                                          (Continued)

MAXIM SERIES FUND, INC.

LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                     Year Ended December 31,
                                    -------------------------------------------------------------------
                                    -------------------------------------------------------------------
                                       2001           2000         1999          1998         1997
                                    ------------   -----------  -----------   -----------  ------------
                                    ------------   -----------  -----------   -----------  ------------

Net Asset Value, Beginning of     $      1.5958  $     1.3349 $     1.4482  $     1.5316 $      1.4028
   Period

Income from Investment Operations

Net investment income                    0.0082        0.0107       0.0079        0.0139        0.0103
Net realized and unrealized gain (loss)  0.2157        0.3024      (0.0219)      (0.0492)       0.3273
                                    ------------   -----------  -----------   -----------  ------------
                                    ------------   -----------  -----------   -----------  ------------

Total Income (Loss) From
Investment Operations                    0.2239        0.3131      (0.0140)      (0.0353)       0.3376
                                    ------------   -----------  -----------   -----------  ------------
                                    ------------   -----------  -----------   -----------  ------------

Less Distributions

From net investment income              (0.0081)      (0.0105)     (0.0084)      (0.0138)      (0.0100)
From net realized gains                 (0.1054)      (0.0417)     (0.0909)      (0.0343)      (0.1988)
                                    ------------   -----------  -----------   -----------  ------------
                                    ------------   -----------  -----------   -----------  ------------

Total Distributions                     (0.1135)      (0.0522)     (0.0993)      (0.0481)      (0.2088)
                                    ------------   -----------  -----------   -----------  ------------
                                    ------------   -----------  -----------   -----------  ------------

Net Asset Value, End of Period    $      1.7062  $     1.5958 $     1.3349  $     1.4482 $      1.5316
                                    ============   ===========  ===========   ===========  ============
                                    ============   ===========  ===========   ===========  ============
                                         0.0000

Total Return                             14.36%        23.74%       (0.43%)       (2.28%)       24.50%

Net Assets, End of Period         $ 226,496,088  $ 170,239,450$ 93,087,906  $ 127,807,361$ 183,322,635

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                    1.11%         1.16%        1.15%         1.11%         1.11%
- After Reimbursement #                   1.10%         1.16%        1.14%         1.11%         1.11%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                    0.48%         0.87%        0.52%         0.81%         0.89%
- After Reimbursement #                   0.49%         0.87%        0.53%         0.81%         0.89%

Portfolio Turnover Rate                  97.49%       122.31%      105.57%       149.12%        93.28%

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

                                                                                           (Concluded)


MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES
      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Bond Index and Loomis Sayles Small-Cap Value Portfolios (the Portfolios) are included herein and are represented by separate classes of beneficial interest of the Fund.
       The investment objective of each Portfolio is: to seek investment results that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index for the Bond Index Portfolio and to seek long-term capital growth for the Loomis Sayles Small-Cap Value Portfolio. The Portfolios are diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

      Restricted Securities

      The Bond Index Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2001 were $995,608, $979,343 and 0.54%, respectively.

      Dividends

      Dividends from net investment income of the Bond Index Portfolio are declared and paid quarterly. Dividends from net investment income of the Loomis Sayles Small-Cap Value Portfolio are declared and paid annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolios, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection for the Bond Index Portfolio and on the basis of the first-in, first-out method (FIFO) for the Loomis Sayles Small-Cap Value Portfolio

     Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, each Portfolio of the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2001, the Bond Index Portfolio had available for federal income tax purposes unused capital loss carryover of $153,956, which expires in the year 2008.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolios. For the year ended December 31, 2001, the Bond Index Portfolio reclassified $450,065 from undistributed net investment income to accumulated net realized gain on investments and $57,825 from paid-in-capital to undistributed net investment income. The Loomis Sayles Small-Cap Value Portfolio reclassified $7,043 from accumulated net realized gain on investments to undistributed net investment income and $21,665 from paid-in-capital to undistributed net investment income.

2.    INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.50% of the average daily net assets of the Bond Index Portfolio and 1.00% of the average daily net assets of the Loomis Sayles Small-Cap Value Portfolio. However, the investment adviser shall pay any expenses which exceed an annual rate, including management fees, of 1.30% of the average daily net assets of the Loomis Sayles Small-Cap Value Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods. For the Bond Index Portfolio, the management fee encompasses fund operation expenses.

3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

                                                 Purchases           Sales
                                               --------------    --------------

     Bond Index Portfolio                   $     27,723,341  $
                                                                    13,003,421
     Loomis Sayles Small-Cap Value Portfolio
                                                  202,544,391      173,803,079



      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $101,942,572 and $85,120,795, respectively, for the Bond Index Portfolio. There were no purchases or sales of U.S. Government securities in the Loomis Sayles Small-Cap Value Portfolio.

4.    UNREALIZED APPRECIATION (DEPRECIATION)

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001, were as follows:

                               Cost For
                                Income                                                 Net
                                 Tax              Gross             Gross          Unrealized
                               Purposes       Appreciation      Depreciation      Appreciation
                             -------------    --------------    --------------    --------------

     Bond Index Portfolio  $  177,265,268  $      4,577,568 $   (973,587)      $     3,603,981

     Loomis Sayles
        Small-Cap Value
        Portfolio             200,432,610       29,286,086        (3,416,096)       25,869,990


5.      SECURITIES LOANED

      The Portfolios have entered into securities lending agreements with the custodian effective December 1, 2001. Under the terms of the agreement the Portfolios receive annual income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolios, against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is invested by the custodian in securities approved by the Board of Directors and is disclosed as "Collateral for securities loaned" in the Statements of Assets and Liabilities. The Portfolios also continue to receive interest or dividends on the securities loaned. As of December
      31, 2001, the Bond Index and Loomis Sayles Small-Cap Value Portfolios had securities on loan valued at $33,087,477 and $538,997, respectively, and received collateral of $33,585,686 and $572,754, respectively for such loans. The Portfolios bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6.      TAX INFORMATION (unaudited)

      For federal income tax purposes the following is furnished with respect to distributions paid by the Loomis Sayles Small-Cap Value Portfolio during its taxable year ended December 31, 2001.

      The Loomis Sayles Small-Cap Value Portfolio designated and paid $7,461,878 as a long-term capital gain distribution.

     Dividends paid by the Loomis Sayles Small-Cap Value Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2001, 22.55% qualifies for the dividend received deduction available to the Loomis Sayles Small-Cap Value Portfolio's corporate shareholders.

The Maxim Series Fund

Bond Index Portfolio

BONDS

AEROSPACE & DEFENSE --- 0.9%
  1,400,000 Northrop Grumman Corp                                      1,538,950
            Notes
            8.625% October 15, 2004
                                                                      $1,538,950

AGENCY --- 46.1%
  1,981,244 Fannie Mae                                                 2,031,171
            Pool #545162
            6.500% December 1, 2013
  1,960,274 Fannie Mae                                                 1,942,514
            Pool #252434
            5.500% May 1, 2014
  1,784,061 Fannie Mae                                                 1,795,212
            Pool #214037
            6.500% December 1, 2023
  1,156,711 Fannie Mae                                                 1,190,695
            Pool #313567
            6.500% November 1, 2009
  2,132,415 Fannie Mae                                                 2,093,093
            Pool #323821
            6.000% July 1, 2029
  9,000,000 Fannie Mae                                                 8,917,020
            Global Notes
            3.500% September 15, 2004
  1,510,077 Fannie Mae                                                 1,538,391
            Pool #252771
            7.000% June 1, 2022
  2,394,238 Fannie Mae                                                 2,399,458
            Pool #323427
            6.500% November 1, 2028
    237,713 Fannie Mae                                                   248,852
            Pool #323102
            8.000% December 1, 2012
    111,986 Fannie Mae                                                   117,233
            Pool #323265
            8.000% June 1, 2012
  1,192,914 Fannie Mae                                                 1,268,211
            Pool #124562
            8.000% November 1, 2022
  1,000,000 Fannie Mae                                                 1,016,870
            Notes
            6.000% May 15, 2011
  3,701,737 Fannie Mae                                                 3,739,902
            Pool #323448
            6.000% December 1, 2013
    600,000 Fannie Mae                                                   624,096
            AGENCY NOTES
            5.750% April 15, 2003
    860,769 Fannie Mae                                                   846,515
            Pool #303826
            6.000% March 1, 2026
  3,376,692 Fannie Mae                                                 3,411,506
            Pool #323250
            6.000% August 1, 2013
  2,934,959 Fannie Mae                                                 2,986,761
            CMO SER.2001-T10 CL.A1
            7.000% December 25, 2031
    803,904 Fannie Mae                                                   796,621
            Pool #486700
            5.500% March 1, 2014
  2,000,000 Fannie Mae                                                 2,131,560
            Global Notes
            6.625% September 15, 2009
  2,500,000 Fannie Mae                                                 2,612,100
            Bonds
            6.625% November 15, 2030
    600,000 Fannie Mae                                                   623,436
            6.000% May 15, 2008
  1,353,855 Fannie Mae                                                 1,329,742
            Pool #323715
            6.000% May 1, 2029
  1,124,017 Fannie Mae                                                 1,135,605
            Pool #323322
            6.000% October 1, 2013
    769,385 Fannie Mae                                                   783,811
            Pool #504712
            7.000% July 1, 2029
    305,130 Fannie Mae                                                   317,906
            Pool #124654
            7.000% December 1, 2007
    753,044 Fannie Mae                                                   767,164
            Pool #252805
            7.000% October 1, 2029
  1,662,228 Fannie Mae                                                 1,727,670
            Pool #303845
            7.000% May 1, 2011
  3,997,918 Fannie Mae                                                 4,005,394
            Pool #489505
            6.500% July 1, 2029
  2,000,000 Fannie Mae (6)                                             1,959,060
            Global Notes
            4.375% October 15, 2006
    600,000 Federal Home Loan Bank                                       620,904
            Global Notes
            5.125% September 15, 2003
    600,000 Freddie Mac                                                  592,404
            GLOBAL REFERENCE NOTES
            5.125% October 15, 2008
  2,066,242 Freddie Mac                                                2,108,207
            Gold Pool #E82615
            6.500% March 1, 2016
  1,889,643 Freddie Mac                                                1,898,284
            Gold Pool #N30755
            6.000% March 1, 2031
  1,826,754 Freddie Mac                                                1,894,106
            Gold Pool #G00702
            7.500% May 1, 2027
  1,316,356 Freddie Mac                                                1,320,055
            Gold Pool #C30347
            6.500% August 1, 2029
  1,000,000 Freddie Mac                                                1,048,280
            Global Notes
            5.950% January 19, 2006
    470,145 Freddie Mac                                                  461,771
            Pool #C26896
            6.000% April 1, 2029
    476,425 Freddie Mac                                                  491,909
            Gold Pool #C01033
            7.500% August 1, 2030
    334,944 Freddie Mac                                                  339,131
            Pool #E63038
            6.000% February 1, 2011
  1,290,237 Freddie Mac                                                1,335,396
            Gold Pool #E00870
            7.000% August 1, 2015
    644,531 Freddie Mac                                                  652,781
            Pool #E20199
            6.000% September 1, 2010
  2,615,491 Freddie Mac                                                2,622,840
            Gold Pool #C25252
            6.500% April 1, 2029
  1,741,060 Freddie Mac                                                1,745,952
            Pool #C29179
            6.500% July 1, 2029
  1,000,000 Freddie Mac                                                1,072,810
            Global Notes
            6.700% January 5, 2007
  1,581,158 Ginnie Mae                                                 1,586,581
            Pool #490201
            6.500% June 15, 2029
     89,010 Ginnie Mae                                                    93,747
            Pool # 323133
            8.000% June 15, 2007
     77,867 Ginnie Mae                                                    81,788
            Pool #323073
            8.000% April 15, 2007
    174,395 Ginnie Mae                                                   179,245
            Pool # 344196
            7.000% January 15, 2023
    934,120 Ginnie Mae                                                   966,814
            Pool #502858
            7.500% November 15, 2029
     67,197 Ginnie Mae                                                    70,580
            Pool #312989
            8.000% January 15, 2007
    444,752 Ginnie Mae                                                   485,469
            Pool #780398
            9.000% April 15, 2021
    419,211 Ginnie Mae                                                   435,715
            Pool #413320
            7.500% September 15, 2025
     40,010 Ginnie Mae                                                    42,024
            Pool #312963
            8.000% August 15, 2006
    994,734 Ginnie Mae                                                 1,022,089
            Pool #780189
            7.000% July 15, 2025
  1,348,879 Ginnie Mae                                                 1,396,090
            Pool #513364
            7.500% August 15, 2029
    459,209 Ginnie Mae                                                   477,288
            Pool #408165
            7.500% December 15, 2025
     55,092 Ginnie Mae                                                    57,866
            Pool #321871
            8.000% March 15, 2007
    249,559 Ginnie Mae                                                   259,384
            Pool #340847
            7.500% November 15, 2025
    367,512 Ginnie Mae                                                   401,158
            Pool #192881
            9.000% January 15, 2017
     59,310 Ginnie Mae                                                    62,296
            Pool #316037
            8.000% December 15, 2006
     65,190 Ginnie Mae                                                    67,003
            Pool # 345300
            7.000% March 15, 2023
  1,859,296 Ginnie Mae                                                 1,927,848
            Pool #780936
            7.500% December 15, 2028
    292,855 Ginnie Mae                                                   300,996
            Pool #343591
            7.000% February 15, 2023
    793,722 Ginnie Mae II                                                818,272
            Pool #002853
            7.500% December 20, 2029
                                                                     $83,294,652

AUTOMOBILES --- 0.6%
  1,200,000 Ford Motor Co                                                998,964
            Bonds
            6.625% October 1, 2028
                                                                        $998,964

BANKS --- 0.6%
  1,000,000 Wells Fargo & Co                                           1,075,870
            Subordinated Notes
            6.875% April 1, 2006
                                                                      $1,075,870

BROADCAST/MEDIA --- 0.7%
  1,300,000 News America Inc                                           1,302,652
            Senior Notes
            6.625% January 9, 2008
                                                                      $1,302,652

CANADIAN - FEDERAL --- 0.6%
  1,000,000 Government of Canada                                       1,086,310
            Bonds
            6.750% August 28, 2006
                                                                      $1,086,310

CANADIAN - PROVINCIAL --- 1.3%
  1,300,000 Province of Ontario                                        1,417,091
            Bonds
            7.625% June 22, 2004
  1,000,000 Province of Quebec                                         1,002,760
            Senior Unsubordinated Notes
            5.750% February 15, 2009
                                                                      $2,419,851

CHEMICALS --- 0.6%
  1,000,000 EI du Pont de Nemours & Co                                 1,070,240
            Notes
            6.875% October 15, 2009
                                                                      $1,070,240

COMMERCIAL MORTGAGE BACKED --- 2.8%
    830,972 Commercial Mortgage Acceptance Corp                          871,788
            Series 1999-C1 Class A1
            6.790% August 15, 2008
  1,000,000 DLJ Commercial Mortgage Corp                               1,070,048
            Series 1999-CG3 Class A1B
            7.340% September 10, 2009
  1,000,000 Merrill Lynch Mortgage Investors Inc                       1,028,851
            Series 1998-C2 Class A2
            6.390% February 15, 2030
  2,000,000 Morgan Stanley Capital I                                   2,108,618
            Series 1999-CAM1 Class A3
            6.920% March 15, 2032
                                                                      $5,079,305

ELECTRIC COMPANIES --- 1.8%
  1,000,000 Baltimore Gas & Electric Co #                                979,343
            Senior Notes
            5.250% December 15, 2006
  1,300,000 Niagara Mohawk Power Corp                                  1,286,311
            1st Mortgage
            7.875% April 1, 2024
  1,000,000 Tokyo Electric Power Co                                    1,062,250
            Secured Notes
            7.000% February 13, 2007
                                                                      $3,327,904

FINANCIAL SERVICES --- 4.8%
  1,500,000 American General Finance Corp                              1,550,550
            Notes
            5.875% July 14, 2006
  2,000,000 Citigroup Inc                                              2,060,340
            Notes
            6.500% January 18, 2011
  1,500,000 General Electric Capital Corp                              1,667,700
            Notes
            7.375% January 19, 2010
  1,000,000 General Motors Acceptance Corp                               989,550
            Notes
            6.125% September 15, 2006
  1,500,000 Household Finance Corp                                     1,425,330
            Senior Unsubordinated Notes
            5.875% February 1, 2009
  1,000,000 Morgan Stanley Dean Witter & Co                            1,066,840
            Notes
            6.875% March 1, 2007
                                                                      $8,760,310

FOOD & BEVERAGES --- 1.5%
  1,500,000 ConAgra Foods Inc                                          1,661,040
            Notes
            7.875% September 15, 2010
  1,000,000 Kellogg Co                                                 1,026,210
            Notes
            6.600% April 1, 2011
                                                                      $2,687,250

FOREIGN BANKS --- 2.2%
  1,300,000 Abbey National PLC                                         1,363,700
            Subordinated Notes
            6.690% October 17, 2005
  1,300,000 African Development Bank                                   1,335,191
            Subordinated Notes
            6.875% October 15, 2015
  1,200,000 National Australia Bank                                    1,243,716
            Subordinated Notes
            6.600% December 10, 2007
                                                                      $3,942,607

FOREIGN GOVERNMENTS --- 0.6%
  1,000,000 Government of Sweden                                       1,047,820
            Notes
            6.500% March 4, 2003
                                                                      $1,047,820

GOLD, METALS & MINING --- 0.6%
  1,000,000 Alcoa Inc                                                  1,085,410
            Global Notes
            7.375% August 1, 2010
                                                                      $1,085,410

HOUSEHOLD GOODS --- 0.6%
  1,000,000 Procter & Gamble Co                                        1,069,640
            Unsubordinated Notes
            6.875% September 15, 2009
                                                                      $1,069,640

INSURANCE RELATED --- 0.7%
  1,200,000 Hartford Financial Services Group Inc                      1,209,756
            Senior Notes
            6.375% November 1, 2008
                                                                      $1,209,756

INVESTMENT BANK/BROKERAGE FIRM --- 0.6%
  1,000,000 Merrill Lynch & Co Inc                                       995,290
            Notes
            6.000% February 17, 2009
                                                                        $995,290

LEISURE & ENTERTAINMENT --- 1.5%
  1,000,000 AOL Time Warner Inc                                        1,021,370
            Notes
            6.750% April 15, 2011
  1,500,000 Viacom Inc Class B                                         1,633,110
            Company Guaranteed Notes
            7.700% July 30, 2010
                                                                      $2,654,480

OIL & GAS --- 0.7%
  1,300,000 Kinder Morgan Inc                                          1,333,475
            Senior Notes
            6.800% March 1, 2008
                                                                      $1,333,475

OTHER ASSET-BACKED --- 1.4%
  1,500,000 Citibank Credit Card Master Trust I                        1,541,715
            Series 1998-9 Class A
            5.300% January 9, 2006
  1,035,000 Comed Transitional Funding Trust                           1,056,708
            Series 1998-1 Class A-6
            5.630% June 25, 2009
                                                                      $2,598,423

PAPER & FOREST PRODUCTS --- 0.7%
  1,300,000 Union Camp Corp                                            1,304,290
            Notes
            6.500% November 15, 2007
                                                                      $1,304,290

RAILROADS --- 0.6%
  1,000,000 Union Pacific Corp                                         1,032,283
            Notes
            6.790% November 9, 2007
                                                                      $1,032,283

RETAIL --- 1.3%
  1,000,000 Safeway Inc                                                1,019,030
            Notes
            6.500% March 1, 2011
  1,300,000 Wal-Mart Stores Inc                                        1,412,359
            Notes
            7.500% May 15, 2004
                                                                      $2,431,389

SUPRANATIONALS --- 0.6%
  1,000,000 Inter-American Development Bank                              997,500
            Senior Notes
            3.875% September 27, 2004
                                                                        $997,500

TELEPHONE & TELECOMMUNICATIONS --- 2.0%
  1,500,000 Qwest Capital Funding Inc                                  1,527,990
            Company Guaranteed Notes
            7.900% August 15, 2010
  1,000,000 Verizon Global Funding Corp                                1,055,460
            Notes
            6.750% December 1, 2005
  1,000,000 WorldCom Inc                                               1,024,080
            Notes
            7.500% May 15, 2011
                                                                      $3,607,530

U.S. GOVERNMENTS --- 23.1%
  4,400,000 United States of America                                   4,960,296
            Treasury Bonds
            6.750% August 15, 2026
  4,300,000 United States of America                                   5,819,792
            Treasury Notes
            9.000% November 15, 2018
  8,500,000 United States of America (6)                               8,615,515
            Treasury Notes
            4.625% May 15, 2006
  2,000,000 United States of America (6)                               2,048,120
            Treasury Notes
            4.250% November 15, 2003
  4,800,000 United States of America (6)                               4,784,976
            Treasury Notes
            5.000% August 15, 2011
 10,000,000 United States of America (6)                               9,978,098
            Treasury Notes
            2.750% October 31, 2003
  5,400,000 United States of America (6)                               5,592,348
            Treasury Notes
            5.500% May 15, 2009
                                                                     $41,799,145

TOTAL BONDS --- 99.4%                                               $179,751,296
(Cost $176,384,223)

SHORT-TERM INVESTMENTS

AGENCY --- 0.6%
  1,118,000 Farmer Mac                                                 1,117,953
                                                                      $1,117,953

TOTAL SHORT-TERM INVESTMENTS --- 0.6%                                 $1,117,953
(Cost $1,117,953)

TOTAL BOND INDEX PORTFOLIO --- 100.0%                               $180,869,249
(Cost $177,502,176)

The Maxim Series Fund

Loomis Sayles Small-Cap Value Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 0.9%
    101,400 United Defense Industries Inc*                             2,134,470
                                                                      $2,134,470

AGRICULTURE --- 0.7%
     45,700 Corn Products International Inc                            1,610,925
                                                                      $1,610,925

AUTO PARTS & EQUIPMENT --- 1.4%
     34,500 Gentex Corp*                                                 922,185
     40,300 Lear Corp*                                                 1,537,042
     73,600 Tower Automotive Inc*                                        664,608
                                                                      $3,123,835

BANKS --- 5.4%
     43,100 CVB Financial Corp                                         1,008,540
     19,100 City National Corp                                           894,835
    106,300 Colonial BancGroup Inc                                     1,497,767
     55,150 Commercial Federal Corp                                    1,296,025
     77,100 East West Bancorp Inc                                      1,985,325
     50,625 First Midwest Bancorp Inc                                  1,477,744
     43,600 Greater Bay Bancorp                                        1,246,088
     40,500 Mississippi Valley Bancshares Inc                          1,587,600
     17,800 Wilmington Trust Corp                                      1,126,918
                                                                     $12,120,842

BROADCAST/MEDIA --- 2.4%
    145,700 Crown Media Holdings Inc*                                  1,644,953
     44,100 Saga Communications Inc Class A*                             912,870
     77,500 Westwood One Inc*                                          2,328,875
     39,800 Witness Systems Inc*                                         530,136
                                                                      $5,416,834

CHEMICALS --- 3.5%
     32,300 Acuity Brands Inc*                                           390,830
     34,400 Cambrex Corp                                               1,499,840
     64,800 Ferro Corp                                                 1,671,840
    195,200 Omnova Solutions Inc                                       1,327,360
     63,800 Spartech Corp                                              1,311,090
     43,800 Valspar Corp                                               1,734,480
                                                                      $7,935,440

COMMUNICATIONS - EQUIPMENT --- 1.1%
     37,600 ADTRAN Inc*                                                  959,552
     84,400 Advanced Fibre Communications*                             1,491,348
                                                                      $2,450,900

COMPUTER HARDWARE & SYSTEMS --- 2.7%
     76,200 Electronics for Imaging Inc*                               1,700,022
     28,800 FEI Co*                                                      907,488
    333,900 Maxtor Corp*                                               2,116,926
     36,700 National Instruments Corp*                                 1,374,782
                                                                      $6,099,218

COMPUTER SOFTWARE & SERVICES --- 2.4%
    199,500 Actuate Corp*                                              1,051,365
    132,500 ITXC Corp*                                                   952,675
     53,700 Moldflow Corp*                                               768,984
     24,400 ProQuest Co*                                                 827,404
     61,500 Progress Software Corp*                                    1,062,720
     40,600 RSA Security Inc*                                            708,876
                                                                      $5,372,024

ELECTRIC COMPANIES --- 3.0%
     89,600 ALLETE Inc                                                 2,257,920
     57,600 Alliant Energy Corp                                        1,748,736
     96,800 Energy East Corp                                           1,838,232
     59,200 Sierra Pacific Resources                                     890,960
                                                                      $6,735,848

ELECTRONIC INSTRUMENTS & EQUIP --- 3.3%
    131,200 Artesyn Technologies Inc*                                  1,221,472
     23,900 Black Box Corp*                                            1,263,832
     40,600 C-COR.net Corp*                                              591,542
     36,800 DSP Group Inc*                                               855,968
     20,100 Harman International Industries Inc                          906,510
     63,600 Technitrol Inc                                             1,756,632
     24,600 Wilson Greatbatch Technologies Inc*                          888,060
                                                                      $7,484,016

ELECTRONICS - SEMICONDUCTOR --- 2.6%
     44,600 Brooks Automation Inc*                                     1,813,882
     67,800 Integrated Circuit Systems Inc*                            1,531,602
     28,300 Microsemi Corp*                                              840,510
     53,600 Photronics Inc*                                            1,680,360
                                                                      $5,866,354

FINANCIAL SERVICES --- 3.7%
     35,800 Astoria Financial Corp                                       947,268
     30,300 Boston Private Financial Holdings Inc                        668,721
     46,500 DVI Inc*                                                     799,800
     33,800 Financial Federal Corp*                                    1,056,250
     93,200 MCG Capital Corp*                                          1,658,960
     66,400 Metris Cos Inc                                             1,707,144
     63,000 NCO Group Inc*                                             1,442,700
                                                                      $8,280,843

FOOD & BEVERAGES --- 1.9%
     42,900 AFC Enterprises Inc*                                       1,217,931
     43,100 Flowers Foods Inc*                                         1,720,552
     64,000 Ralcorp Holdings Inc*                                      1,452,800
                                                                      $4,391,283

GOLD, METALS & MINING --- 0.5%
     38,800 Quanex Corp                                                1,098,040
                                                                      $1,098,040

HARDWARE & TOOLS --- 0.8%
     39,000 Scotts Co Class A*                                         1,856,400
                                                                      $1,856,400

HEALTH CARE RELATED --- 4.0%
    153,100 Hooper Holmes Inc                                          1,370,245
     39,600 MAXIMUS Inc*                                               1,665,576
     89,600 Manor Care Inc*                                            2,124,416
     99,000 Omnicare Inc                                               2,463,120
     87,200 Quintiles Transnational Corp*                              1,402,176
                                                                      $9,025,533

HOMEBUILDING --- 0.6%
     41,413 DR Horton Inc                                              1,344,266
                                                                      $1,344,266

HOTELS/MOTELS --- 0.2%
     20,300 Fairmont Hotels & Resorts Inc*                               485,170
                                                                        $485,170

INDEPENDENT POWER PROD --- 0.3%
     38,500 Global Power Equipment Group Inc (6)*                        579,425
                                                                        $579,425

INSURANCE RELATED --- 3.1%
     69,400 American Financial Group Inc                               1,703,770
     55,200 Amerus Group Co                                            1,978,368
     66,900 Annuity & Life Re Holdings Ltd                             1,679,859
     19,500 Arthur J Gallagher & Co                                      672,555
     35,700 Protective Life Corp                                       1,032,801
                                                                      $7,067,353

INVESTMENT BANK/BROKERAGE FIRM --- 4.3%
     23,900 Affiliated Managers Group Inc*                             1,684,472
     52,200 American Capital Strategies Ltd                            1,479,870
     70,700 Federated Investors Inc Class B                            2,253,916
     48,700 Glimcher Realty Trust                                        917,021
     18,700 Jefferies Group Inc                                          791,197
     82,400 RFS Hotel Investments Inc*                                   937,712
    124,730 Republic Bancorp Inc                                       1,727,511
                                                                      $9,791,699

LEISURE & ENTERTAINMENT --- 0.4%
     62,700 Dover Downs Entertainment Inc*                               959,310
                                                                        $959,310

MACHINERY --- 0.4%
     53,200 Joy Global*                                                  893,760
                                                                        $893,760

MANUFACTURING --- 6.4%
     61,800 Ametek Inc                                                 1,970,802
     20,700 Applied Films Corp*                                          646,875
     36,700 AptarGroup Inc                                             1,285,601
     45,100 Flowserve Corp*                                            1,200,111
     90,000 Furniture Brands International Inc*                        2,881,800
     65,100 Insituform Technologies Inc Class A*                       1,665,258
     74,900 Ladish Co Inc*                                               817,908
     62,400 Mueller Industries Inc*                                    2,074,800
     42,900 Reliance Steel & Aluminum Co                               1,126,125
     16,800 Roper Industries Inc                                         831,600
                                                                     $14,500,880

MEDICAL PRODUCTS --- 5.2%
     65,200 Beckman Coulter Inc                                        2,888,360
     39,300 Cooper Cos Inc                                             1,964,214
     63,000 Steris Corp*                                               1,151,010
     91,900 Sybron Dental Specialties Inc*                             1,983,202
     16,300 Varian Medical Systems Inc*                                1,161,538
     46,400 Ventana  Medical Systems Inc*                              1,049,568
     90,900 Wright Medical Group Inc*                                  1,627,110
                                                                     $11,825,002

OIL & GAS --- 2.4%
     35,700 Atwood Oceanics Inc*                                       1,244,145
     18,800 Evergreen Resources Inc*                                     725,868
     58,000 Hydril Co*                                                 1,022,540
     34,900 Penn Virginia Corp                                         1,190,090
     72,200 Remington Oil & Gas Corp*                                  1,249,060
                                                                      $5,431,703

PAPER & FOREST PRODUCTS --- 0.8%
     52,600 Boise Cascade Corp                                         1,788,926
                                                                      $1,788,926

PHARMACEUTICALS --- 2.2%
     75,200 Alpharma Inc Class A                                       1,989,040
     18,100 Medicis Pharmaceutical Corp Class A*                       1,169,079
     79,900 Tularik Inc*                                               1,919,198
                                                                      $5,077,317

PRINTING & PUBLISHING --- 1.6%
     89,400 Belo Corp Class A                                          1,676,250
     79,700 John Wiley & Sons Inc Class A                              1,835,491
                                                                      $3,511,741

REAL ESTATE --- 3.8%
     52,700 Bedford Property Investors Inc REIT                        1,185,750
     68,400 CarrAmerica Realty Corp REIT                               2,058,840
     74,300 Corporate Office Properties Trust REIT                       881,941
     73,300 Liberty Property Trust REIT                                2,188,005
     60,300 Prentiss Properties Trust REIT                             1,655,235
     49,000 Senior Housing Properties Trust REIT                         681,590
                                                                      $8,651,361

RESTAURANTS --- 1.1%
     45,300 CEC Entertainment Inc*                                     1,965,567
     16,400 IHOP Corp*                                                   480,520
                                                                      $2,446,087

RETAIL --- 6.9%
     30,700 AnnTaylor Stores Corp*                                     1,074,500
     94,300 Casey's General Stores Inc                                 1,405,070
     30,600 Charlotte Russe Holding Inc*                                 569,466
     70,000 Cole National Corp  Class A*                               1,158,500
     42,900 Hughes Supply Inc                                          1,324,323
     54,800 Linens 'n Things Inc*                                      1,397,400
     80,300 Men's Wearhouse Inc*                                       1,658,195
     24,000 Michaels Stores Inc*                                         790,800
    158,900 Pier 1 Imports Inc                                         2,755,326
     22,100 Ross Stores Inc                                              708,968
     33,100 Ruddick Corp                                                 529,269
     56,100 Zale Corp*                                                 2,349,468
                                                                     $15,721,285

SAVINGS & LOANS --- 1.8%
     39,100 Downey Financial Corp                                      1,612,875
     60,700 New York Community Bancorp Inc                             1,388,209
     44,500 Port Financial Corp                                        1,160,115
                                                                      $4,161,199

SPECIALIZED SERVICES --- 6.1%
     78,200 ADVO Inc*                                                  3,362,599
     50,400 Acxiom Corp*                                                 880,488
     21,000 Arbitron Inc*                                                717,150
     57,600 Fossil Inc*                                                1,209,600
     15,800 Global Payments Inc                                          543,520
     38,900 Harte-Hanks Inc                                            1,095,813
    105,800 Pegasus Solutions Inc*                                     1,502,360
    110,800 RH Donnelley Corp*                                         3,218,740
     55,000 Viad Corp                                                  1,302,400
                                                                     $13,832,670

TELEPHONE & TELECOMMUNICATIONS --- 0.7%
     33,500 Commonwealth Telephone Enterprises Inc*                    1,524,250
                                                                      $1,524,250

TEXTILES --- 1.7%
     25,400 Liz Claiborne Inc                                          1,263,650
     31,100 Mohawk Industries Inc*                                     1,706,768
     54,300 Russell Corp                                                 815,043
                                                                      $3,785,461

TRANSPORTATION --- 2.0%
     62,100 GATX Corp                                                  2,019,492
     37,300 USFreightways Corp                                         1,171,220
     49,600 Yellow Corp*                                               1,244,960
                                                                      $4,435,672

UTILITIES --- 3.0%
     50,100 AGL Resources Inc                                          1,153,302
     59,900 MDU Resources Group Inc                                    1,686,185
     33,500 New Jersey Resources Corp                                  1,567,800
    102,100 Vectren Corp                                               2,448,358
                                                                      $6,855,645

WATER --- 0.6%
     40,000 American States Water Co                                   1,398,000
                                                                      $1,398,000

TOTAL COMMON STOCK --- 95.9%                                        $217,070,987
(Cost $190,502,131)

SHORT-TERM INVESTMENTS

AGENCY --- 4.1%
  9,232,000 Farmer Mac                                                 9,231,613
                                                                      $9,231,613

TOTAL SHORT-TERM INVESTMENTS --- 4.1%                                 $9,231,613
(Cost $9,231,613)

TOTAL LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO --- 100.0%            $226,302,600
(Cost $199,733,744)

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Maxim Bond Index Portfolio and Maxim Loomis Sayles Small-Cap Value Portfolio of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Bond Index Portfolio and Maxim Loomis Sayles Small-Cap Value Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deliotte & Touche
February 12, 2002

                            MAXIM SERIES FUND, INC.
          Financial Statements and Financial Highlights for the Years
                        Ended December 31, 2001 and 2000

                             Growth Index Portfolio

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

                                                                                       GROWTH
                                                                                        INDEX
                                                                                      PORTFOLIO
                                                                                   ----------------
                                                                                   ----------------
ASSETS:
     Investments in securities, market value   (1)                               $     275,535,621
     Cash                                                                                  589,505
     Dividends and interest receivable                                                     291,026
                                                                                   ----------------
                                                                                   ----------------

            Total assets                                                               276,416,152
                                                                                   ----------------
                                                                                   ----------------

LIABILITIES:
     Due to investment adviser                                                             142,460
     Payable for investments purchased                                                     268,871
     Variation margin on futures contracts                                                  12,725
                                                                                   ----------------
                                                                                   ----------------

            Total liabilities                                                              424,056
                                                                                   ----------------
                                                                                   ----------------

NET ASSETS                                                                       $     275,992,096
                                                                                   ================
                                                                                   ================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                               $      16,417,569
     Additional paid-in capital                                                        288,778,470
     Net unrealized depreciation on investments and futures contracts                  (15,358,768)
     Accumulated net realized loss on investments and futures contracts                (13,845,175)
                                                                                   ----------------
                                                                                   ----------------

NET ASSETS                                                                       $     275,992,096
                                                                                   ================
                                                                                   ================

NET ASSET VALUE PER OUTSTANDING SHARE                                            $          1.6811
                                                                                   ================
                                                                                   ================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                        300,000,000
     Outstanding                                                                       164,175,694

(1)  Cost of investments in securities:                                          $     290,879,664

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

                                                                         GROWTH
                                                                         INDEX
                                                                       PORTFOLIO
                                                                     ---------------
                                                                     ---------------
INVESTMENT INCOME:
     Interest                                                      $        126,621
     Dividends                                                            2,595,032
     Foreign withholding tax                                                 (3,350)
                                                                     ---------------
                                                                     ---------------

     Total income                                                         2,718,303
                                                                     ---------------
                                                                     ---------------

EXPENSES:
     Management fees                                                      1,781,914
                                                                     ---------------
                                                                     ---------------

NET INVESTMENT INCOME                                                       936,389
                                                                     ---------------
                                                                     ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                                     1,387,765
     Net realized loss on futures contracts                              (1,092,881)
     Change in net unrealized depreciation on investments               (47,386,421)
     Change in net unrealized depreciation on futures contracts             285,500
                                                                     ---------------
                                                                     ---------------

     Net realized and unrealized loss on investments and                (46,806,037)
        futures contracts
                                                                     ---------------
                                                                     ---------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $    (45,869,648)
                                                                     ===============
                                                                     ===============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                                                                                GROWTH INDEX
                                                                         PORTFOLIO
                                                                       --------------------------------
                                                                       --------------------------------
                                                                           2001              2000
                                                                       --------------    --------------
                                                                       --------------    --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                           $       936,389   $       125,223
     Net realized gain on investments                                      1,387,765        33,773,964
     Net realized loss on futures contracts                               (1,092,881)       (1,475,116)
     Change in net unrealized appreciation (depreciation) on investments (47,386,421)     (133,936,355)
     Change in net unrealized depreciation on futures contracts              285,500          (436,032)
                                                                       --------------    --------------
                                                                       --------------    --------------

     Net decrease in net assets resulting from operations                (45,869,648)     (101,948,316)
                                                                       --------------    --------------
                                                                       --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                             (959,712)         (118,296)
     From net realized gains                                                       0       (44,188,154)
                                                                       --------------    --------------
                                                                       --------------    --------------

     Total distributions                                                    (959,712)      (44,306,450)
                                                                       --------------    --------------
                                                                       --------------    --------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                   101,675,167       306,198,162
     Reinvestment of distributions                                           959,712        44,306,450
     Redemptions of shares                                              (130,616,549)     (353,058,945)
                                                                       --------------    --------------
                                                                       --------------    --------------

     Net decrease in net assets resulting from share transactions        (27,981,670)       (2,554,333)
                                                                       --------------    --------------
                                                                       --------------    --------------

     Total decrease in net assets                                        (74,811,030)     (148,809,099)

NET ASSETS:
     Beginning of period                                                 350,803,126       499,612,225
                                                                       --------------    --------------
                                                                       --------------    --------------

     End of period  (1)                                              $   275,992,096   $   350,803,126
                                                                       ==============    ==============
                                                                       ==============    ==============
                                                                                   0
OTHER INFORMATION:

SHARES:
     Sold                                                                 59,088,013       113,044,476
     Issued in reinvestment of distributions                                 571,559        22,048,160
     Redeemed                                                            (76,211,627)     (128,847,132)
                                                                       --------------    --------------
                                                                       --------------    --------------

     Net increase (decrease)                                             (16,552,055)        6,245,504
                                                                       ==============    ==============
                                                                       ==============    ==============

(1) Including undistributed net investment income                    $             0   $         9,447

See notes to financial statements.

MAXIM SERIES FUND, INC.

GROWTH INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                   Year Ended December 31,
                                   ------------------------------------------------------------------
                                   ------------------------------------------------------------------
                                      2001          2000         1999          1998          1997
                                   -----------   -----------  ------------  -----------   -----------
                                   -----------   -----------  ------------  -----------   -----------


Net Asset Value, Beginning of    $     1.9411  $     2.8634 $      2.4276 $     1.8507  $     1.4852
   Period

Income from Investment Operations

Net investment income                  0.0056        0.0008        0.0061       0.0070        0.0085
Net realized and unrealized           (0.2599)      (0.6311)       0.6347       0.6769        0.4241
   gain (loss)
                                   -----------   -----------  ------------  -----------   -----------
                                   -----------   -----------  ------------  -----------   -----------

Total Income (Loss) From
     Investment Operations            (0.2543)      (0.6303)       0.6408       0.6839        0.4326
                                   -----------   -----------  ------------  -----------   -----------
                                   -----------   -----------  ------------  -----------   -----------

Less Distributions

From net investment income            (0.0057)      (0.0007)      (0.0061)     (0.0070)      (0.0085)
From net realized gains                0.0000       (0.2913)      (0.1989)     (0.1000)      (0.0586)
                                   -----------   -----------  ------------  -----------   -----------
                                   -----------   -----------  ------------  -----------   -----------

Total Distributions                   (0.0057)      (0.2920)      (0.2050)     (0.1070)      (0.0671)
                                   -----------   -----------  ------------  -----------   -----------
                                   -----------   -----------  ------------  -----------   -----------

Net Asset Value, End of Period   $     1.6811  $     1.9411 $      2.8634 $     2.4276  $     1.8507
                                   ===========   ===========  ============  ===========   ===========
                                   ===========   ===========  ============  ===========   ===========
                                       0.0000

Total Return                          (13.10%)      (22.36%)       26.87%       37.28%        29.26%

Net Assets, End of Period        $ 275,992,096 $ 350,803,126$ 499,612,225 $ 297,170,229 $ 162,975,760

Ratio of Expenses to
Average Net Assets                      0.60%         0.60%         0.60%        0.60%         0.60%

Ratio of Net Investment Income to
Average Net Assets                      0.32%         0.03%         0.26%        0.36%         0.54%

Portfolio Turnover Rate                37.66%        39.05%        54.24%       26.48%        21.52%

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
----------------------------------------------------------------------

1.   ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES Maxim Series Fund, Inc. (the
     Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Growth Index Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek investment results that track the total return of the common stocks that comprise the Standard & Poor's (S&P)/BARRA Growth Index. The Portfolio is nondiversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Financial Futures Contracts

      The Portfolio may invest in financial futures contracts as a substitute for a comparable market position in the underlying securities. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as "variation margin", are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.


      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2001, the Portfolio had available for federal income tax purposes unused capital loss carryover of $6,484,023 which expires in the year 2009.

      Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio. For the year ended December 31, 2001, the Portfolio reclassified $3,045 from undistributed net investment income to accumulated net realized gain on investments and $16,921 from paid-in-capital to undistributed net investment income.

2.    INVESTMENT ADVISORY AGREEMENT

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $110,341,330 and $128,888,986, respectively. For the year ended December 31, 2001, there were no purchases or sales of U.S. Government securities.

4.    UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2001, the U.S. Federal income tax cost basis was $292,746,267. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $22,549,672 and gross depreciation of securities in which there was an excess of tax cost over value of $39,760,318, resulting in net depreciation of $17,210,646.

5.    FUTURES CONTRACTS

      As of December 31, 2001, the Portfolio had 7 open S&P BARRA long futures contracts. The contracts expire in March 2002 and the Portfolio has recorded unrealized depreciation of $14,725.

6.      TAX INFORMATION (unaudited)

      For federal income tax purposes the following is furnished with respect to distributions paid by the Portfolio during its taxable year ended December 31, 2001.

      Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2001, 100.00% qualifies for the dividend received deduction available to the Portfolio's corporate shareholders.

The Maxim Series Fund

Growth Index Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 0
        240 Orbital Sciences Corp (wts) @*                                     0
                                                                              $0

AIRLINES --- 0.0%
      3,574 US Airways Group Inc*                                         22,659
                                                                         $22,659

BANKS --- 2.2%
     39,064 Bank of New York Co Inc                                    1,593,811
     30,670 Fifth Third Bancorp                                        1,880,991
     24,770 Mellon Financial Corp                                        931,847
     11,762 Northern Trust Corp                                          708,308
     17,293 State Street Corp                                            903,559
                                                                      $6,018,516

BIOTECHNOLOGY --- 0.5%
     11,244 Genzyme Corp*                                                673,066
     28,867 Immunex Corp*                                                799,905
                                                                      $1,472,971

BROADCAST/MEDIA --- 0.2%
     11,114 Univision Communications Inc Class A*                        449,672
                                                                        $449,672

CHEMICALS --- 0.1%
      5,826 Avery Dennison Corp                                          329,344
                                                                        $329,344

COMMUNICATIONS - EQUIPMENT --- 3.5%
     15,230 Avaya Inc*                                                   185,045
    388,911 Cisco Systems Inc*                                         7,043,178
     17,602 Network Appliance Inc*                                       384,956
     40,500 QUALCOMM Inc*                                              2,045,250
                                                                      $9,658,429

COMPUTER HARDWARE & SYSTEMS --- 6.9%
    138,375 Dell Computer Corp*                                        3,761,033
    117,524 EMC Corp*                                                  1,579,523
     91,365 International Business Machines Corp                      11,051,510
      6,864 Lexmark International Group Inc Class A*                     404,976
    171,904 Sun Microsystems Inc*                                      2,114,419
                                                                     $18,911,461

COMPUTER SOFTWARE & SERVICES --- 12.5%
     12,621 Adobe Systems Inc                                            391,882
     32,701 Automatic Data Processing Inc                              1,926,089
      9,983 Citrix Systems Inc*                                          226,215
     26,718 Concord EFS Inc*                                             875,816
     25,180 Electronic Data Systems Corp                               1,726,089
      7,731 Equifax Inc                                                  186,704
     20,230 First Data Corp                                            1,587,044
      9,879 Fiserv Inc*                                                  418,079
     11,200 Intuit Inc*                                                  478,912
      4,381 Mercury Interactive Corp*                                    148,866
    285,601 Microsoft Corp*                                           18,921,065
    294,908 Oracle Corp*                                               4,072,679
     13,910 Parametric Technology Corp*                                  108,637
     19,868 Paychex Inc                                                  692,400
     16,054 PeopleSoft Inc*                                              645,371
     24,517 Siebel Systems Inc*                                          685,986
     21,216 VERITAS Software Corp*                                       951,113
     30,212 Yahoo! Inc*                                                  535,961
                                                                     $34,578,908

COSMETICS & PERSONAL CARE --- 0.9%
     12,520 Avon Products Inc                                            582,180
     55,925 Gillette Co                                                1,867,895
      5,070 International Flavors & Fragrances Inc                       150,630
                                                                      $2,600,705

DISTRIBUTORS --- 0.9%
     23,932 Cardinal Health Inc                                        1,547,443
     35,301 SYSCO Corp                                                   925,592
                                                                      $2,473,035

ELECTRIC COMPANIES --- 0.1%
     17,300 Edison International*                                        261,230
                                                                        $261,230

ELECTRONIC INSTRUMENTS & EQUIP --- 7.9%
    526,359 General Electric Co                                       21,096,469
      7,627 NVIDIA Corp*                                                 510,246
      6,941 Waters Corp                                                  268,964
                                                                     $21,875,679

ELECTRONICS - SEMICONDUCTOR --- 7.2%
     20,470 Altera Corp*                                                 434,373
     19,171 Analog Devices Inc*                                          851,001
     43,290 Applied Materials Inc*                                     1,735,929
    355,885 Intel Corp                                                11,192,583
      9,820 KLA-Tencor Corp*                                             486,679
     16,800 Linear Technology Corp                                       655,872
     17,143 Maxim Integrated Products Inc*                               900,179
      8,728 PMC-Sierra Inc*                                              185,557
      4,877 QLogic Corp*                                                 217,075
     91,800 Texas Instruments Inc                                      2,570,400
     17,756 Xilinx Inc*                                                  693,372
                                                                     $19,923,020

FINANCIAL SERVICES --- 1.9%
     52,920 Fannie Mae (nonvtg)                                        4,207,140
      8,272 Moody's Corp                                                 329,722
      8,263 USA Education Inc                                            694,257
                                                                      $5,231,119

FOOD & BEVERAGES --- 7.1%
     46,885 Anheuser-Busch Cos Inc                                     2,119,671
     21,692 Campbell Soup Co                                             647,940
    131,885 Coca-Cola Co                                               6,218,378
     19,359 General Mills Inc                                          1,006,862
     18,595 HJ Heinz Co                                                  764,626
      7,199 Hershey Foods Corp                                           487,372
     21,565 Kellogg Co                                                   649,107
     92,742 PepsiCo Inc                                                4,515,608
     41,526 Sara Lee Corp                                                923,123
     30,260 Unilever NV NY Shrs                                        1,743,279
     11,924 Wm Wrigley Jr Co                                             612,536
                                                                     $19,688,502

HARDWARE & TOOLS --- 0.1%
      4,500 Stanley Works                                                209,565
                                                                        $209,565

HEALTH CARE RELATED --- 9.2%
      6,936 Allergan Inc                                                 520,547
     69,911 American Home Products Corp                                4,289,739
     55,435 Amgen Inc*                                                 3,128,751
      7,815 Biogen Inc*                                                  448,190
    102,556 Bristol-Myers Squibb Co                                    5,230,356
     10,050 Chiron Corp*                                                 440,592
    162,630 Johnson & Johnson                                          9,611,433
     11,347 MedImmune Inc*                                               525,933
     16,560 UnitedHealth Group Inc                                     1,171,951
                                                                     $25,367,492

HOUSEHOLD GOODS --- 3.4%
     12,370 Clorox Co                                                    489,234
     29,219 Colgate-Palmolive Co                                       1,687,397
     27,809 Kimberly-Clark Corp                                        1,662,978
      4,040 Maytag Corp                                                  125,361
     68,716 Procter & Gamble Co                                        5,437,497
      3,099 Tupperware Corp                                               59,656
                                                                      $9,462,123

INSURANCE RELATED --- 0.6%
     14,589 Marsh & McLennan Cos Inc                                   1,567,588
                                                                      $1,567,588

INVESTMENT BANK/BROKERAGE FIRM --- 0.4%
     72,438 Charles Schwab Corp                                        1,120,616
                                                                      $1,120,616

LEISURE & ENTERTAINMENT --- 0.4%
     16,093 Harley-Davidson Inc                                          874,011
      3,837 International Game Technology*                               262,067
                                                                      $1,136,078

MANUFACTURING --- 0.1%
      2,553 Millipore Corp                                               154,967
      4,400 Sealed Air Corp*                                             179,608
                                                                        $334,575

MEDICAL PRODUCTS --- 3.1%
     11,256 Applera Corp Applied Biosystems Group                        442,023
     31,337 Baxter International Inc*                                  1,680,603
     14,320 Biomet Inc                                                   442,488
     21,400 Boston Scientific Corp*                                      516,168
      2,700 CR Bard Inc                                                  174,150
     16,135 Guidant Corp*                                                803,523
     64,222 Medtronic Inc                                              3,288,809
      4,650 St Jude Medical Inc*                                         361,073
     10,379 Stryker Corp*                                                605,822
     10,282 Zimmer Holdings Inc*                                         314,012
                                                                      $8,628,671

MISCELLANEOUS --- 1.7%
      8,965 Cintas Corp                                                  430,320
     20,840 Minnesota Mining & Mftg Co                                 2,463,496
     42,405 Nextel Communications Inc Class A*                           464,759
     52,320 Sprint PCS*                                                1,277,131
                                                                      $4,635,706

OFFICE EQUIPMENT & SUPPLIES --- 0.2%
     12,910 Pitney Bowes Inc                                             485,545
                                                                        $485,545

PHARMACEUTICALS --- 13.3%
     82,270 Abbott Laboratories                                        4,586,553
     59,619 Eli Lilly & Co                                             4,682,476
      9,439 Forest Laboratories Inc*                                     773,526
     13,076 King Pharmaceuticals Inc*                                    550,892
    120,583 Merck & Co Inc                                             7,090,280
    333,293 Pfizer Inc                                                13,281,726
     68,411 Pharmacia Corp                                             2,917,729
     77,628 Schering-Plough Corp                                       2,779,859
                                                                     $36,663,041

PRINTING & PUBLISHING --- 0.5%
      3,560 Deluxe Corp                                                  148,025
      4,474 Dow Jones & Co Inc                                           244,862
     10,230 McGraw-Hill Cos Inc                                          623,825
      8,060 New York Times Co Class A                                    348,595
                                                                      $1,365,307

RESTAURANTS --- 0.3%
     20,221 Starbucks Corp*                                              385,210
      7,724 Tricon Global Restaurants Inc*                               380,021
                                                                        $765,231

RETAIL --- 11.2%
      5,700 AutoZone Inc*                                                409,260
     15,374 Bed Bath & Beyond Inc*                                       521,179
     11,170 Best Buy Co Inc*                                             831,942
      9,105 Family Dollar Stores Inc                                     272,968
    124,208 Home Depot Inc                                             6,335,850
     17,797 Kohl's Corp*                                               1,253,621
     42,563 Kroger Co*                                                   888,290
     41,020 Lowe's Cos Inc                                             1,903,738
      9,524 RadioShack Corp                                              286,672
     14,441 TJX Cos Inc                                                  575,618
     47,850 Target Corp                                                1,964,243
      7,770 Tiffany & Co                                                 244,522
    236,313 Wal-Mart Stores Inc                                       13,599,813
     54,112 Walgreen Co                                                1,821,410
                                                                     $30,909,126

SPECIALIZED SERVICES --- 1.1%
      9,162 Convergys Corp*                                              343,483
      6,824 Ecolab Inc                                                   274,666
      9,780 H&R Block Inc                                                437,166
     15,688 IMS Health Inc                                               306,073
     20,055 Interpublic Group of Cos Inc                                 592,425
      9,809 Omnicom Group Inc                                            876,434
      9,300 Robert Half International Inc*                               248,310
                                                                      $3,078,557

TOBACCO --- 2.0%
    114,850 Philip Morris Cos Inc                                      5,265,873
      8,762 UST Inc                                                      306,670
                                                                      $5,572,543

TOYS --- 0.1%
     22,850 Mattel Inc                                                   393,020
                                                                        $393,020

TOTAL COMMON STOCK --- 99.9%                                        $275,190,034
(Cost )

SHORT-TERM INVESTMENTS

AGENCY --- 0.1%
    246,000 Farmer Mac                                                   245,990
                                                                        $245,990

U.S. GOVERNMENTS --- 0.0%
    100,000 United States of America (1)                                  99,597
                                                                         $99,597

TOTAL SHORT-TERM INVESTMENTS --- 0.1%                                   $345,587
(Cost $345,587)

TOTAL GROWTH INDEX PORTFOLIO --- 100.0%                             $275,535,621
(Cost )

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Growth Index Portfolio of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Growth Index Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
February 12, 2002

                            MAXIM SERIES FUND, INC.
   Financial Statements and Financial Highlights for the Years Ended December
                               31, 2001 and 2000

                     T. Rowe Price Equity/Income Portfolio

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

                                                                                   T. ROWE PRICE
                                                                                   EQUITY/INCOME
                                                                                     PORTFOLIO
                                                                                  -----------------
                                                                                  -----------------
ASSETS:
     Investments in securities, market value  (1)                               $      224,643,663
     Cash                                                                                   66,982
     Dividends and interest receivable                                                     298,847
                                                                                  -----------------
                                                                                  -----------------

            Total assets                                                               225,009,492
                                                                                  -----------------
                                                                                  -----------------

LIABILITIES:
     Due to investment adviser                                                             159,116
     Payable for investments purchased                                                     227,466
                                                                                  -----------------
                                                                                  -----------------

            Total liabilities                                                              386,582
                                                                                  -----------------
                                                                                  -----------------

NET ASSETS                                                                      $      224,622,910
                                                                                  =================
                                                                                  =================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                              $       13,949,520
     Additional paid-in capital                                                        204,925,332
     Net unrealized appreciation on investments                                          5,617,087
     Undistributed net investment income                                                    51,701
     Accumulated net realized gain on investments                                           79,270
                                                                                  -----------------
                                                                                  -----------------

NET ASSETS                                                                      $      224,622,910
                                                                                  =================
                                                                                  =================

NET ASSET VALUE PER OUTSTANDING SHARE                                           $           1.6103
                                                                                  =================
                                                                                  =================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                        200,000,000
     Outstanding                                                                       139,495,196

(1)  Cost of investments in securities:                                         $      219,026,576

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                                                                     T. ROWE PRICE
                                                                                     EQUITY/INCOME
                                                                                       PORTFOLIO
                                                                                    -----------------
                                                                                    -----------------
INVESTMENT INCOME:
      Interest                                                                    $          368,981
      Dividends                                                                            4,529,174
      Foreign withholding tax                                                                (21,480)
                                                                                    -----------------
                                                                                    -----------------

      Total income                                                                         4,876,675
                                                                                    -----------------
                                                                                    -----------------

EXPENSES:
      Audit fees                                                                               8,631
      Investment administration                                                              107,518
      Bank and custodial fees                                                                 19,473
      Other expenses                                                                          19,039
      Management fees                                                                      1,666,659
                                                                                    -----------------
                                                                                    -----------------

      Total expenses                                                                       1,821,320

      Less amount reimbursed by investment adviser                                               130
                                                                                    -----------------
                                                                                    -----------------

      Net expenses                                                                         1,821,190
                                                                                    -----------------
                                                                                    -----------------

NET INVESTMENT INCOME                                                                      3,055,485
                                                                                    -----------------
                                                                                    -----------------
                                                                                                   0
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                                                     3,797,674
      Change in net unrealized appreciation on investments                                (4,564,055)
                                                                                    -----------------
                                                                                    -----------------

      Net realized and unrealized loss on investments                                       (766,381)
                                                                                    -----------------
                                                                                    -----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $        2,289,104
                                                                                    =================
                                                                                    =================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

                                                                                T. ROWE PRICE
                                                                                EQUITY/INCOME
                                                                         PORTFOLIO
                                                                       ---------------------------------
                                                                       ---------------------------------
                                                                            2001              2000
                                                                       ---------------   ---------------
                                                                       ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                           $      3,055,485  $      3,217,060
     Net realized gain on investments                                       3,797,674        14,725,961
     Change in net unrealized appreciation on investments                  (4,564,055)           88,924
     Change in net unrealized depreciation on translation of assets                                   0
     and liabilities denominated in foreign currencies                                           31,582
                                                                       ---------------   ---------------
                                                                       ---------------   ---------------

     Net increase in net assets resulting from operations                   2,289,104        18,063,527
                                                                       ---------------   ---------------
                                                                       ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                            (3,008,244)       (3,214,479)
     From net realized gains                                               (7,443,175)      (15,304,203)
                                                                       ---------------   ---------------
                                                                       ---------------   ---------------

     Total distributions                                                  (10,451,419)      (18,518,682)
                                                                       ---------------   ---------------
                                                                       ---------------   ---------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                     89,369,095        55,315,305
     Reinvestment of distributions                                         10,451,419        18,518,682
     Redemptions of shares                                                (40,597,417)      (89,316,311)
                                                                       ---------------   ---------------
                                                                       ---------------   ---------------

     Net increase (decrease) in net assets resulting                       59,223,097       (15,482,324)
        from share transactions
                                                                       ---------------   ---------------
                                                                       ---------------   ---------------

     Total increase (decrease) in net assets                               51,060,782       (15,937,479)

NET ASSETS:
     Beginning of period                                                  173,562,128       189,499,607
                                                                       ---------------   ---------------
                                                                       ---------------   ---------------

     End of period (1)                                               $    224,622,910  $    173,562,128
                                                                       ===============   ===============
                                                                       ===============   ===============
                                                                                    0
OTHER INFORMATION:

SHARES:
     Sold                                                                  53,092,350        33,885,968
     Issued in reinvestment of distributions                                6,653,829        11,500,036
     Redeemed                                                             (24,553,493)      (55,555,987)
                                                                       ---------------   ---------------
                                                                       ---------------   ---------------

     Net increase (decrease)                                               35,192,686       (10,169,983)
                                                                       ===============   ===============
                                                                       ===============   ===============

(1) Including undistributed net investment income                    $         51,701  $          7,252

See notes to financial statements.

MAXIM SERIES FUND, INC.

T. ROWE PRICE EQUITY/INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                   Year Ended December 31,
                                  -------------------------------------------------------------------
                                  -------------------------------------------------------------------
                                     2001          2000          1999          1998          1997
                                  ------------  ------------  -----------   -----------   -----------
                                  ------------  ------------  -----------   -----------   -----------

Net Asset Value, Beginning of   $      1.6640 $      1.6554 $     1.7804  $     1.7602  $     1.4492
   Period

Income from Investment Operations

Net investment income                  0.0228        0.0325       0.0339        0.0370        0.0357
Net realized and unrealized gain       0.0017        0.1678       0.0242        0.1177        0.3783
                                  ------------  ------------  -----------   -----------   -----------
                                  ------------  ------------  -----------   -----------   -----------

Total Income From
    Investment Operations              0.0245        0.2003       0.0581        0.1547        0.4140
                                  ------------  ------------  -----------   -----------   -----------
                                  ------------  ------------  -----------   -----------   -----------

Less Distributions

From net investment income            (0.0225)      (0.0324)     (0.0340)      (0.0369)      (0.0357)
From net realized gains               (0.0557)      (0.1593)     (0.1491)      (0.0976)      (0.0673)
                                  ------------  ------------  -----------   -----------   -----------
                                  ------------  ------------  -----------   -----------   -----------

Total Distributions                   (0.0782)      (0.1917)     (0.1831)      (0.1345)      (0.1030)
                                  ------------  ------------  -----------   -----------   -----------
                                  ------------  ------------  -----------   -----------   -----------

Net Asset Value, End of Period  $      1.6103 $      1.6640 $     1.6554  $     1.7804  $     1.7602
                                  ============  ============  ===========   ===========   ===========
                                  ============  ============  ===========   ===========   ===========
                                       0.0000

Total Return                            1.66%        12.90%        3.39%         8.93%        28.82%

Net Assets, End of Period       $ 224,622,910 $ 173,562,128 $ 189,499,607 $ 209,702,724 $ 167,154,169

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                  0.88%         0.90%        0.88%         0.88%         0.93%
- After Reimbursement #                 0.88%         0.90%        0.88%         0.88%         0.91%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                  1.47%         1.99%        1.84%         2.14%         2.46%
- After Reimbursement #                 1.47%         1.99%        1.84%         2.14%         2.48%

Portfolio Turnover Rate                25.20%        37.73%       44.02%        32.30%        25.35%


# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES
      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the T. Rowe Price Equity/Income Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund.
      The investment objective of the Portfolio is to seek substantial dividend income and also capital appreciation. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Foreign Currency Translations

     The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

      The Portfolio isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities including investments in securities at fiscal period end, resulting from changes in the exchange rate.


      Dividends

      Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio. For the year ended December 31, 2001, the Portfolio reclassified $1,055 from undistributed net investment income to accumulated net realized gain on investments and $1,737 from undistributed net investment income to paid-in-capital.

2.    INVESTMENT ADVISORY AGREEMENT

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.80% of the average daily net assets of the Portfolio. However, the investment adviser shall pay any expenses which exceed an annual rate, including management fees, of 0.95% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.

3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $104,551,201 and $49,875,301, respectively. For the year ended December 31, 2001, there were no purchases or sales of U.S. Government securities.

4.      UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2001, the U.S. Federal income tax cost basis was $219,451,367. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $22,973,464 and gross depreciation of securities in which there was an excess of tax cost over value of $17,781,168, resulting in net appreciation of $5,192,296.

5.      TAX INFORMATION (unaudited)

      For federal income tax purposes the following is furnished with respect to distributions paid by the Portfolio during its taxable year ended December 31, 2001.

      The Portfolio designated and paid $6,967,087 as a long-term capital gain distribution.

      Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2001, 100.00% qualifies for the dividend received deduction available to the Portfolio's corporate shareholders.

The Maxim Series Fund

T.Rowe Price Equity/Income Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 3.3%
     73,700 Lockheed Martin Corp                                       3,439,579
     35,500 Raytheon Co Class B                                        1,152,685
     91,300 Rockwell Collins                                           1,780,350
     64,200 Rockwell International Corp                                1,146,612
                                                                      $7,519,226

AUTO PARTS & EQUIPMENT --- 1.3%
     61,650 Genuine Parts Co                                           2,262,555
     15,200 TRW Inc                                                      563,008
                                                                      $2,825,563

AUTOMOBILES --- 0.4%
     54,200 Ford Motor Co                                                852,024
                                                                        $852,024

BANKS --- 8.2%
     82,510 Bank One Corp                                              3,222,016
     32,600 Bank of America Corp                                       2,052,170
     90,104 FleetBoston Financial Corp                                 3,288,796
     63,380 JP Morgan Chase & Co                                       2,303,863
     85,600 Mellon Financial Corp                                      3,220,272
     34,700 Mercantile Bankshares Corp                                 1,493,488
     42,400 National City Corp                                         1,239,776
     36,900 Wells Fargo & Co                                           1,603,305
                                                                     $18,423,686

CHEMICALS --- 2.7%
     44,000 Dow Chemical Co                                            1,486,320
     62,000 EI du Pont de Nemours & Co                                 2,635,620
     48,700 Great Lakes Chemical Corp                                  1,182,436
     84,900 Hercules Inc*                                                849,000
                                                                      $6,153,376

COMMUNICATIONS - EQUIPMENT --- 0.8%
    136,900 Agere Systems Inc*                                           778,961
     55,000 Corning Inc                                                  490,600
     92,200 Lucent Technologies Inc                                      579,938
                                                                      $1,849,499

COMPUTER HARDWARE & SYSTEMS --- 1.1%
     91,000 Compaq Computer Corp                                         888,160
     53,500 Hewlett-Packard Co                                         1,098,890
     41,000 Unisys Corp*                                                 514,140
                                                                      $2,501,190

COMPUTER SOFTWARE & SERVICES --- 0.6%
     21,600 Microsoft Corp*                                            1,431,000
                                                                      $1,431,000

CONGLOMERATES --- 0.3%
     15,400 Textron Inc                                                  638,484
                                                                        $638,484

COSMETICS & PERSONAL CARE --- 1.9%
     71,700 Gillette Co                                                2,394,780
     66,800 International Flavors & Fragrances Inc                     1,984,628
                                                                      $4,379,408

ELECTRIC COMPANIES --- 2.9%
     76,600 Constellation Energy Group                                 2,033,730
     26,400 Duke Energy Corp                                           1,036,464
     29,075 Exelon Corp                                                1,392,111
     39,210 FirstEnergy Corp                                           1,371,566
     43,400 Niagara Mohawk Holdings Inc*                                 769,482
                                                                      $6,603,353

ELECTRONIC INSTRUMENTS & EQUIP --- 2.4%
     43,411 Cooper Industries Inc                                      1,515,912
     57,600 General Electric Co                                        2,308,608
     53,800 Hubbell Inc Class B                                        1,580,644
                                                                      $5,405,164

ELECTRONICS - SEMICONDUCTOR --- 1.4%
     97,500 Motorola Inc                                               1,464,450
     63,300 Texas Instruments Inc                                      1,772,400
                                                                      $3,236,850

FINANCIAL SERVICES --- 4.2%
     69,500 American Express Co                                        2,480,455
     58,033 Citigroup Inc                                              2,929,506
     29,900 Fannie Mae (nonvtg)                                        2,377,050
     41,800 Moody's Corp                                               1,666,148
                                                                      $9,453,159

FOOD & BEVERAGES --- 4.0%
     31,200 Brown-Forman Corp Class B                                  1,953,120
     63,100 Campbell Soup Co                                           1,884,797
     32,200 General Mills Inc                                          1,674,722
     32,200 Hershey Foods Corp                                         2,179,940
     15,200 Kellogg Co                                                   457,520
     21,900 McCormick & Co Inc (nonvtg)                                  919,143
                                                                      $9,069,242

GOLD, METALS & MINING --- 0.3%
     21,200 Inco Ltd*                                                    359,128
     10,600 Phelps Dodge Corp                                            343,440
                                                                        $702,568

HARDWARE & TOOLS --- 0.8%
     21,800 Black & Decker Corp                                          822,514
     21,500 Stanley Works                                              1,001,255
                                                                      $1,823,769

HEALTH CARE RELATED --- 2.6%
     57,900 American Home Products Corp                                3,552,744
     45,100 Bristol-Myers Squibb Co                                    2,300,100
                                                                      $5,852,844

HEAVY TRUCKS & PARTS --- 0.5%
     16,500 Eaton Corp                                                 1,227,765
                                                                      $1,227,765

HOTELS/MOTELS --- 1.8%
    124,700 Hilton Hotels Corp                                         1,361,724
     86,852 Starwood Hotels & Resorts Worldwide Inc                    2,592,532
                                                                      $3,954,256

HOUSEHOLD GOODS --- 3.5%
     16,100 Armstrong Holdings Inc*                                       54,901
     44,600 Clorox Co                                                  1,763,930
     60,100 Fortune Brands Inc                                         2,379,359
     22,000 Kimberly-Clark Corp                                        1,315,600
     30,700 Procter & Gamble Co                                        2,429,291
                                                                      $7,943,081

INSURANCE RELATED --- 5.7%
     28,882 American International Group Inc                           2,293,231
     36,900 Aon Corp                                                   1,310,688
     34,700 Chubb Corp                                                 2,394,300
     25,100 Lincoln National Corp                                      1,219,107
     11,500 Prudential Financial Inc*                                    381,685
     63,400 SAFECO Corp                                                1,974,910
     21,672 St Paul Cos Inc                                              952,918
     86,200 UnumProvident Corp                                         2,285,162
                                                                     $12,812,001

LEISURE & ENTERTAINMENT --- 1.3%
    140,700 Walt Disney Co                                             2,915,304
                                                                      $2,915,304

MANUFACTURING --- 2.8%
    120,500 Honeywell International Inc                                4,075,310
     93,800 Pall Corp                                                  2,256,828
                                                                      $6,332,138

MEDICAL PRODUCTS --- 0.6%
     38,100 Becton Dickinson & Co                                      1,263,015
                                                                      $1,263,015

MISCELLANEOUS --- 1.4%
     26,450 Minnesota Mining & Mftg Co                                 3,126,655
                                                                      $3,126,655

OFFICE EQUIPMENT & SUPPLIES --- 0.2%
     38,500 Xerox Corp                                                   401,170
                                                                        $401,170

OIL & GAS --- 10.8%
     37,500 Amerada Hess Corp                                          2,343,750
     84,822 BP PLC sponsored ADR                                       3,945,071
     23,800 Baker Hughes Inc                                             867,986
     65,222 ChevronTexaco Corp                                         5,844,541
    132,896 Exxon Mobil Corp                                           5,222,813
     47,400 Royal Dutch Petroleum Co NY Shrs                           2,323,548
     41,650 USX-Marathon Group                                         1,249,500
     68,000 Unocal Corp                                                2,452,760
                                                                     $24,249,969

PAPER & FOREST PRODUCTS --- 1.8%
     80,783 International Paper Co                                     3,259,594
     23,600 Mead Corp                                                    729,004
                                                                      $3,988,598

PHARMACEUTICALS --- 2.8%
     36,400 Abbott Laboratories                                        2,029,300
     41,100 Merck & Co Inc                                             2,416,680
     51,500 Schering-Plough Corp                                       1,844,215
                                                                      $6,290,195

PHOTOGRAPHY/IMAGING --- 0.8%
     59,700 Eastman Kodak Co                                           1,756,971
                                                                      $1,756,971

POLLUTION CONTROL --- 1.5%
    102,330 Waste Management Inc                                       3,265,350
                                                                      $3,265,350

PRINTING & PUBLISHING --- 3.6%
     31,500 Dow Jones & Co Inc                                         1,723,995
     43,700 Knight-Ridder Inc                                          2,837,441
     10,900 McGraw-Hill Cos Inc                                          664,682
     49,200 RR Donnelley & Sons Co                                     1,460,748
     62,700 Reader's Digest Association Inc Class A                    1,447,116
                                                                      $8,133,982

RAILROADS --- 2.5%
     91,600 Norfolk Southern Corp                                      1,679,028
     68,650 Union Pacific Corp                                         3,913,050
                                                                      $5,592,078

REAL ESTATE --- 1.4%
     50,300 Rouse Co REIT                                              1,473,287
     60,196 Simon Property Group Inc REIT                              1,765,549
                                                                      $3,238,836

RESTAURANTS --- 0.9%
     74,100 McDonald's Corp                                            1,961,427
                                                                      $1,961,427

RETAIL --- 2.3%
     32,800 JC Penney Co Inc                                             882,320
     54,100 May Department Stores Co                                   2,000,618
    104,800 Toys R Us Inc*                                             2,173,552
                                                                      $5,056,490

SPECIALIZED SERVICES --- 0.4%
     26,600 Dun & Bradstreet Corp*                                       938,980
                                                                        $938,980

TELEPHONE & TELECOMMUNICATIONS --- 7.1%
     47,700 ALLTEL Corp                                                2,944,521
     87,650 AT&T Corp                                                  1,589,971
     51,700 BellSouth Corp                                             1,972,355
    130,400 Qwest Communications International Inc                     1,842,552
     72,713 SBC Communications Inc                                     2,848,168
     78,300 Sprint Corp                                                1,572,264
     69,286 Verizon Communications                                     3,288,314
                                                                     $16,058,145

TOBACCO --- 1.9%
     32,550 Philip Morris Cos Inc                                      1,492,418
     80,200 UST Inc                                                    2,807,000
                                                                      $4,299,418

TOYS --- 0.8%
    108,600 Hasbro Inc                                                 1,762,578
                                                                      $1,762,578

UTILITIES --- 0.2%
     21,600 NiSource Inc                                                 498,096
                                                                        $498,096

TOTAL COMMON STOCK --- 96.1%                                        $215,786,903
(Cost $210,189,941)

PREFERRED STOCK

COMMUNICATIONS - EQUIPMENT --- 0.1%
        140 Lucent Technologies Inc*                                     160,125
                                                                        $160,125

TOTAL PREFERRED STOCK --- 0.1%                                          $160,125
(Cost $140,000)

SHORT-TERM INVESTMENTS

AGENCY --- 3.9%
  8,697,000 Farmer Mac                                                 8,696,635
                                                                      $8,696,635

TOTAL SHORT-TERM INVESTMENTS --- 3.9%                                 $8,696,635
(Cost $8,696,635)

TOTAL T.ROWE PRICE EQUITY/INCOME PORTFOLIO --- 100.0%               $224,643,663
(Cost $219,026,576)

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim T. Rowe Price Equity/Income Portfolio of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim T. Rowe Price Equity/Income Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
February 12, 2002

                            MAXIM SERIES FUND, INC.
          Financial Statements and Financial Highlights for the Years
                        Ended December 31, 2001 and 2000

                       INVESCO Small-Cap Growth Portfolio

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                                                                          INVESCO
                                                                                         SMALL-CAP
                                                                                           GROWTH
                                                                                         PORTFOLIO
                                                                                       ---------------
                                                                                       ---------------
ASSETS:
     Investments in securities, market value  (1)                                    $    159,726,710
     Cash                                                                                      11,572
     Dividends and interest receivable                                                         15,873
     Receivable for investments sold                                                          385,195
                                                                                       ---------------
                                                                                       ---------------

     Total assets                                                                         160,139,350
                                                                                       ---------------
                                                                                       ---------------

LIABILITIES:
     Due to investment adviser                                                                141,996
     Payable for investments purchased                                                      4,246,746
                                                                                       ---------------
                                                                                       ---------------

     Total liabilities                                                                      4,388,742
                                                                                       ---------------
                                                                                       ---------------

NET ASSETS                                                                           $    155,750,608
                                                                                       ===============
                                                                                       ===============

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                                   $      9,271,382
     Additional paid-in capital                                                           190,762,538
     Net unrealized appreciation on investments                                             6,893,044
     Accumulated net realized loss on investments                                         (51,176,356)
                                                                                       ---------------
                                                                                       ---------------

NET ASSETS                                                                           $    155,750,608
                                                                                       ===============
                                                                                       ===============

NET ASSET VALUE PER OUTSTANDING SHARE                                                $         1.6799
                                                                                       ===============
                                                                                       ===============
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                           200,000,000
     Outstanding                                                                           92,713,815

(1)  Cost of investments in securities:                                              $    152,833,666

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                                                                          INVESCO
                                                                                         SMALL-CAP
                                                                                           GROWTH
                                                                                         PORTFOLIO
                                                                                       ---------------
                                                                                       ---------------
INVESTMENT INCOME:
     Interest                                                                        $        658,983
     Dividends                                                                                201,532
     Foreign withholding tax                                                                     (921)
                                                                                       ---------------
                                                                                       ---------------

     Total income                                                                             859,594
                                                                                       ---------------
                                                                                       ---------------

EXPENSES:
     Audit fees                                                                                 8,783
     Investment administration                                                                107,518
     Bank and custodial fees                                                                   33,782
     Other expenses                                                                            40,453
     Management fees                                                                        1,567,476
                                                                                       ---------------
                                                                                       ---------------

     Total expenses                                                                         1,758,012

     Less amount reimbursed by investment adviser                                              17,215
                                                                                       ---------------
                                                                                       ---------------

     Net expenses                                                                           1,740,797
                                                                                       ---------------
                                                                                       ---------------

NET INVESTMENT LOSS                                                                          (881,203)
                                                                                       ---------------
                                                                                       ---------------
                                                                                                    0
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investments                                                     (37,683,530)
     Change in net unrealized appreciation on investments                                  (9,358,689)
                                                                                       ---------------
                                                                                       ---------------

     Net realized and unrealized loss on investments                                      (47,042,219)
                                                                                       ---------------
                                                                                       ---------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $    (47,923,422)
                                                                                       ===============
                                                                                       ===============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                                                                            INVESCO
                                                                                SMALL-CAP GROWTH
                                                                             PORTFOLIO
                                                                          -----------------------------
                                                                          -----------------------------
                                                                              2001            2000
                                                                          -------------    ------------
                                                                          -------------    ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment loss                                                $     (881,203)  $    (876,752)
     Net realized loss on investments                                      (37,683,530)       (896,237)
     Change in net unrealized appreciation on investments                   (9,358,689)    (32,441,823)
                                                                          -------------    ------------
                                                                          -------------    ------------

     Net decrease in net assets resulting from operations                  (47,923,422)    (34,214,812)
                                                                          -------------    ------------
                                                                          -------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net realized gains                                                         0     (30,393,805)
                                                                          -------------    ------------
                                                                          -------------    ------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                      74,035,576     254,316,956
     Reinvestment of distributions                                                   0      30,393,805
     Redemptions of shares                                                 (81,108,632)    (190,583,729)
                                                                          -------------    ------------
                                                                          -------------    ------------

     Net increase (decrease) in net assets resulting                       (7,073,056)     94,127,032
        from share transactions
                                                                          -------------    ------------
                                                                          -------------    ------------

     Total increase (decrease) in net assets                               (54,996,478)     29,518,415

NET ASSETS:
     Beginning of period                                                   210,747,086     181,228,671
                                                                          -------------    ------------
                                                                          -------------    ------------

     End of period (1)                                                  $  155,750,608   $ 210,747,086
                                                                          =============    ============
                                                                          =============    ============
                                                                                     0
OTHER INFORMATION:

SHARES:
     Sold                                                                   42,113,238      88,051,445
     Issued in reinvestment of distributions                                         0      11,841,973
     Redeemed                                                              (46,193,945)    (67,035,878)
                                                                          -------------    ------------
                                                                          -------------    ------------

     Net increase (decrease)                                                (4,080,707)     32,857,540
                                                                          =============    ============
                                                                          =============    ============

See notes to financial statements.

MAXIM SERIES FUND, INC.

INVESCO SMALL-CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                        Year Ended December 31,
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                          2001           2000         1999         1998         1997
                                       ------------   -----------  -----------   ----------  -----------
                                       ------------   -----------  -----------   ----------  -----------

Net Asset Value, Beginning of Period $      2.1773  $     2.8345 $     1.8506  $    1.5955 $     1.4330

Income from Investment Operations

Net investment income (loss)                0.0000        0.0087      (0.0038)     (0.0048)      0.0009
Net realized and unrealized gain (loss)    (0.4974)      (0.3141)      1.4263       0.2842       0.2612
                                       ------------   -----------  -----------   ----------  -----------
                                       ------------   -----------  -----------   ----------  -----------

Total Income (Loss) From
    Investment Operations                  (0.4974)      (0.3054)      1.4225       0.2794       0.2621
                                       ------------   -----------  -----------   ----------  -----------
                                       ------------   -----------  -----------   ----------  -----------

Less Distributions

From net investment income                  0.0000        0.0000       0.0000       0.0000      (0.0009)
From net realized gains                     0.0000       (0.3518)     (0.4386)     (0.0243)     (0.0987)
                                       ------------   -----------  -----------   ----------  -----------
                                       ------------   -----------  -----------   ----------  -----------

Total Distributions                         0.0000       (0.3518)     (0.4386)     (0.0243)     (0.0996)
                                       ------------   -----------  -----------   ----------  -----------
                                       ------------   -----------  -----------   ----------  -----------

Net Asset Value, End of Period       $      1.6799  $     2.1773 $     2.8345  $    1.8506 $     1.5955
                                       ============   ===========  ===========   ==========  ===========
                                       ============   ===========  ===========   ==========  ===========
                                            0.0000

Total Return                               (22.85%)      (12.38%)      80.78%       17.62%       18.70%

Net Assets, End of Period            $ 155,750,608  $ 210,747,086$ 181,228,671 $ 82,115,568$ 62,251,873

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                       1.07%         1.03%        1.09%        1.11%        1.19%
- After Reimbursement #                      1.06%         1.03%        1.07%        1.10%        1.10%

Ratio of Net Investment Income (Loss) to                                            -0.03%
Average Net Assets:
- Before Reimbursement                      (0.55%)       (0.39%)      (0.36%)      (0.32%)      (0.08%)
- After Reimbursement #                     (0.54%)       (0.39%)      (0.34%)      (0.31%)       0.01%

Portfolio Turnover Rate                     99.01%       132.39%      223.65%      149.15%      174.65%


# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
----------------------------------------------------------------------

1.   ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES Maxim Series Fund, Inc. (the
     Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management
     investment  company  and  presently  consists  of  thirty-six   portfolios.
     Interests in the INVESCO Small-Cap Growth Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek long-term capital growth. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

     Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Initial Public Offerings

      The Portfolio may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.


      Federal Income Taxes

     For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2001, the Portfolio had available for federal income tax purposes unused capital loss carryover of $45,485,126 which expires in the year 2009.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio. For the year ended December 31, 2001, the Portfolio reclassified $881,203 from paid-in-capital to undistributed net investment income.

2.    INVESTMENT ADVISORY AGREEMENT

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.95% of the average daily net assets of the Portfolio. However, the investment adviser shall pay any expenses which exceed an annual rate, including management fees, of 1.10% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.

3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $150,294,703 and $149,620,688, respectively. For the year ended December 31, 2001, there were no purchases or sales of U.S. Government securities.

4.      UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2001, the U.S. Federal income tax cost basis was $154,083,061. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $21,958,231 and gross depreciation of securities in which there was an excess of tax cost over value of $16,314,582, resulting in net appreciation of $5,643,649.

The Maxim Series Fund

INVESCO Small-Cap Growth Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 1.8%
     15,700 Alliant Techsystems Inc*                                   1,212,040
     14,000 DRS Technologies Inc*                                        499,100
      4,924 Orbital Sciences Corp (wts) @*                                     0
    121,800 REMEC Inc*                                                 1,216,782
                                                                      $2,927,922

BANKS --- 4.4%
     48,100 City National Corp                                         2,253,485
     57,400 Commerce Bancorp Inc                                       2,258,116
     35,800 Cullen/Frost Bankers Inc                                   1,105,504
     52,600 Silicon Valley Bancshares*                                 1,405,998
                                                                      $7,023,103

BIOTECHNOLOGY --- 3.7%
     28,300 Cephalon Inc*                                              2,139,056
     23,700 Invitrogen Corp*                                           1,467,741
      7,900 Myriad Genetics Inc*                                         415,856
     36,200 Protein Design Labs Inc*                                   1,187,360
     75,900 Regeneration Technologies Inc*                               773,421
                                                                      $5,983,434

BROADCAST/MEDIA --- 2.3%
     95,200 Entravision Communications Corp Class A*                   1,137,640
     24,200 Microtune Inc*                                               567,732
    113,200 Radio One Inc*                                             2,038,732
                                                                      $3,744,104

CHEMICALS --- 1.9%
     30,700 Atrix Labs Inc*                                              632,727
     10,200 Enzon Inc*                                                   574,056
     53,100 Pharmaceutical Resources Inc*                              1,794,780
                                                                      $3,001,563

COMMUNICATIONS - EQUIPMENT --- 2.5%
     69,500 DDi Corp*                                                    683,880
     74,400 Earthlink Inc*                                               905,448
     52,000 Pemstar Inc*                                                 624,000
     29,600 Polycom Inc*                                               1,008,176
     52,800 ViaSat Inc*                                                  823,680
                                                                      $4,045,184

COMPUTER HARDWARE & SYSTEMS --- 0.9%
     58,800 Concurrent Computer Corp*                                    873,180
     22,200 McDATA Corp*                                                 543,900
                                                                      $1,417,080

COMPUTER SOFTWARE & SERVICES --- 13.2%
     70,100 Agile Software Corp*                                       1,207,122
     67,000 Aspen Technology Inc*                                      1,125,600
     72,900 IONA Technologies PLC ADR*                                 1,479,870
     61,300 Jack Henry & Associates Inc                                1,338,792
     28,000 Lawson Software Inc*                                         441,000
     24,400 Manhattan Associates Inc*                                    711,260
     39,900 Manugistics Group Inc*                                       841,092
     23,300 Nassda Corp*                                                 524,017
     56,100 Netegrity Inc*                                             1,086,096
     40,500 PEC Solutions Inc*                                         1,523,205
     71,200 Peregrine Systems Inc*                                     1,055,896
     61,100 Precise Software Solutions Ltd*                            1,262,326
     19,600 Renaissance Learning Inc*                                    597,212
     29,700 Retek Inc*                                                   887,139
     40,800 Riverston Networks Inc*                                      677,280
     30,400 Simplex Solutions*                                           503,120
     26,700 Skillsoft Corp*                                              692,064
     36,900 SmartForce PLC sponsored ADR*                                913,275
     40,100 SonicWALL Inc*                                               779,544
     53,610 Stellent Inc*                                              1,584,712
     11,400 THQ Inc*                                                     552,558
     62,300 Tier Technologies Inc Class B*                             1,343,188
                                                                     $21,126,368

DISTRIBUTORS --- 0.9%
     39,300 Performance Food Group Co*                                 1,382,181
                                                                      $1,382,181

ELECTRONIC INSTRUMENTS & EQUIP --- 7.2%
    153,300 Aeroflex Inc*                                              2,901,969
     35,300 Alpha Industries Inc*                                        769,540
     28,650 EDO Corp*                                                    757,793
     16,100 Genesis Microchip Inc*                                     1,064,532
     52,700 LTX Corp*                                                  1,103,538
     26,500 Photon Dynamics Inc*                                       1,209,725
     34,300 Plexus Corp*                                                 911,008
     44,600 Quest Software Inc*                                          986,106
     30,400 Semtech Corp*                                              1,084,976
     54,000 TriQuint Semiconductor Inc*                                  662,040
                                                                     $11,451,227

ELECTRONICS - SEMICONDUCTOR --- 6.3%
     49,500 ATMI Inc*                                                  1,180,575
     38,500 AXT Inc*                                                     555,555
     35,900 Brooks Automation Inc*                                     1,460,053
     48,100 Cree Inc*                                                  1,417,026
     23,800 Elantec Semiconductor Inc*                                   913,920
     43,000 Exar Corp*                                                   896,550
     33,600 Microsemi Corp*                                              997,920
     12,700 QLogic Corp*                                                 565,277
     23,000 Silicon Laboratories Inc*                                    775,330
     37,500 Zoran Corp*                                                1,224,000
                                                                      $9,986,206

FINANCIAL SERVICES --- 1.2%
     29,300 Investors Financial Services Corp                          1,939,953
                                                                      $1,939,953

FOOD & BEVERAGES --- 0.3%
     11,500 American Italian Pasta Co Class A*                           483,345
                                                                        $483,345

HEALTH CARE RELATED --- 11.1%
     63,200 Accredo Health Inc*                                        2,509,040
     37,200 Cytyc Corp*                                                  970,920
     17,000 D & K Healthcare Resources Inc                               968,150
     48,600 DaVita Inc*                                                1,188,270
     66,000 First Health Group Corp*                                   1,632,840
     28,900 Impath Inc*                                                1,286,339
     53,000 Lumenis Ltd*                                               1,044,100
     58,100 Pharmaceutical Product Development Inc*                    1,877,211
    112,350 Province Healthcare Co*                                    3,467,118
     31,600 Renal Care Group Inc*                                      1,014,360
     28,400 Specialty Laboratories Inc*                                  780,716
     43,900 United Surgical Partners International Inc*                  928,485
                                                                     $17,667,549

INSURANCE RELATED --- 1.2%
     30,100 Arthur J Gallagher & Co                                    1,038,149
     15,300 WR Berkley Corp                                              821,610
                                                                      $1,859,759

INVESTMENT BANK/BROKERAGE FIRM --- 3.5%
     22,900 Affiliated Managers Group Inc*                             1,613,992
     52,900 Raymond James Financial Inc                                1,879,008
     63,700 Waddell & Reed Financial Class A                           2,051,140
                                                                      $5,544,140

LEISURE & ENTERTAINMENT --- 0.8%
     58,500 Intrawest Corp                                             1,023,750
     20,100 Midway Games Inc*                                            301,701
                                                                      $1,325,451

MANUFACTURING --- 1.0%
     25,100 Millipore Corp                                             1,523,570
                                                                      $1,523,570

MEDICAL PRODUCTS --- 0.5%
     16,700 Neurocrine Biosciences Inc*                                  856,877
                                                                        $856,877

MISCELLANEOUS --- 0.7%
    113,000 Playtex Products Inc*                                      1,101,750
                                                                      $1,101,750

OIL & GAS --- 4.0%
     51,200 Cal Dive International Inc*                                1,263,616
     22,000 Evergreen Resources Inc*                                     849,420
     58,800 Patterson-UTI Energy Inc*                                  1,370,628
     28,200 Precision Drilling Corp*                                     728,124
     68,700 Pride International Inc*                                   1,037,370
     22,100 Smith International Inc*                                   1,185,002
                                                                      $6,434,160

PHARMACEUTICALS --- 4.9%
     15,200 CV Therapeutics Inc*                                         790,704
     27,200 Cubist Pharmaceuticals Inc*                                  978,112
     63,900 Endo Pharmaceuticals Holdings Inc*                           745,713
     63,200 First Horizon Pharmaceutical Corp*                         1,857,448
     50,400 Inspire Pharmaceuticals Inc*                                 710,136
     49,100 Medarex Inc*                                                 881,836
     19,800 NPS Pharmaceuticals Inc*                                     758,340
     24,700 Trimeris Inc*                                              1,110,759
                                                                      $7,833,048

POLLUTION CONTROL --- 2.6%
     35,300 Stericycle Inc*                                            2,149,064
     66,800 Waste Connections Inc*                                     2,070,132
                                                                      $4,219,196

RESTAURANTS --- 1.1%
     46,300 California Pizza Kitchen Inc*                              1,145,925
     10,600 Panera Bread Co Class A*                                     551,624
                                                                      $1,697,549

RETAIL --- 6.4%
     35,500 American Eagle Outfitters Inc*                               929,035
     30,000 AnnTaylor Stores Corp*                                     1,050,000
     38,700 Circuit City Stores Inc - CarMax Group*                      880,038
     56,650 Cost Plus Inc*                                             1,501,225
     61,450 Insight Enterprises Inc*                                   1,511,670
     53,100 Linens 'n Things Inc*                                      1,354,050
     37,400 Ross Stores Inc                                            1,199,792
     41,800 Too Inc*                                                   1,149,500
     15,300 Williams-Sonoma Inc*                                         656,370
                                                                     $10,231,680

SPECIALIZED SERVICES --- 5.6%
     10,100 BISYS Group Inc*                                             646,299
     35,800 Career Education Corp*                                     1,227,224
     15,000 Copart Inc*                                                  545,550
     33,100 Corinthian Colleges Inc*                                   1,353,459
     34,600 Corporate Executive Board Co*                              1,269,820
     26,750 Dycom Industries Inc*                                        446,993
     47,450 Heidrick & Struggles International Inc*                      861,218
     49,300 Powerwave Technologies Inc*                                  851,904
     48,625 Tetra Tech Inc*                                              968,124
     21,750 University of Phoenix Online*                                708,833
                                                                      $8,879,424

TELEPHONE & TELECOMMUNICATIONS --- 3.0%
     64,200 Allegiance Telecom Inc*                                      532,218
     59,200 Anaren Microwave Inc*                                      1,025,344
    114,900 CTC Communications Group Inc*                                591,735
     92,200 Choice One Communications Inc*                               326,388
     57,200 Finisar Corp*                                                581,724
     92,300 Tekelec*                                                   1,671,553
                                                                      $4,728,962

TEXTILES --- 0.8%
     32,500 Coach Inc*                                                 1,266,850
                                                                      $1,266,850

TRANSPORTATION --- 0.2%
     19,350 Knight Transportation Inc*                                   363,393
                                                                        $363,393

TOTAL COMMON STOCK --- 93.9%                                        $150,045,028
(Cost $143,151,984)

SHORT-TERM INVESTMENTS

AGENCY --- 6.1%
  7,105,000 Farmer Mac                                                 7,104,701
    600,000 Federal Home Loan Bank                                       599,768
  1,480,000 Freddie Mac                                                1,479,405
    498,000 Freddie Mac                                                  497,808
                                                                      $9,681,682

TOTAL SHORT-TERM INVESTMENTS --- 6.1%                                 $9,681,682
(Cost $9,681,682)

TOTAL INVESCO SMALL-CAP GROWTH PORTFOLIO --- 100.0%                 $159,726,710
(Cost $152,833,666)





INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim INVESCO Small-Cap Growth Portfolio of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim INVESCO Small-Cap Growth Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deliotte & Touche
February 12, 2002

                            MAXIM SERIES FUND, INC.
       Financial Statements and Financial Highlights for the Years Ended
                           December 31, 2001 and 2000

                           INVESCO Balanced Portfolio

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                                                                        INVESCO
                                                                                        BALANCED
                                                                                       PORTFOLIO
                                                                                    -----------------
                                                                                    -----------------
ASSETS:
     Investments in securities, market value  (1)                                 $      158,568,168
     Cash                                                                                     10,789
     Dividends and interest receivable                                                       641,529
                                                                                    -----------------
                                                                                    -----------------

            Total assets                                                                 159,220,486
                                                                                    -----------------
                                                                                    -----------------

LIABILITIES:
     Due to investment adviser                                                               133,998
                                                                                    -----------------
                                                                                    -----------------

NET ASSETS                                                                        $      159,086,488
                                                                                    =================
                                                                                    =================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                                $       14,796,798
     Additional paid-in capital                                                          168,106,779
     Net unrealized depreciation on investments                                             (807,526)
     Undistributed net investment income                                                      18,660
     Accumulated net realized loss on investments                                        (23,028,223)
                                                                                    -----------------
                                                                                    -----------------

NET ASSETS                                                                        $      159,086,488
                                                                                    =================
                                                                                    =================

NET ASSET VALUE PER OUTSTANDING SHARE                                             $           1.0751
                                                                                    =================
                                                                                    =================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                          220,000,000
     Outstanding                                                                         147,967,976

(1)  Cost of investments in securities:                                           $      159,375,694

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                                                                          INVESCO
                                                                                         BALANCED
                                                                                         PORTFOLIO
                                                                                      ----------------
                                                                                      ----------------
INVESTMENT INCOME:
      Interest                                                                      $       3,920,230
      Dividends                                                                             1,205,837
      Foreign withholding tax                                                                  (4,884)
                                                                                      ----------------
                                                                                      ----------------

      Total income                                                                          5,121,183
                                                                                      ----------------
                                                                                      ----------------

EXPENSES:
      Management fees                                                                       1,691,131
                                                                                      ----------------
                                                                                      ----------------

NET INVESTMENT INCOME                                                                       3,430,052
                                                                                      ----------------
                                                                                      ----------------
                                                                                                    0
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized loss on investments                                                    (22,793,046)
      Change in net unrealized depreciation on investments                                 (3,042,826)
      Change in net unrealized depreciation on translation of assets
      and liabilities denominated in foreign currencies                                         8,941
                                                                                      ----------------
                                                                                      ----------------

      Net realized and unrealized loss on investments and translation of
      assets and liabilities denominated in foreign currencies                            (25,826,931)
                                                                                      ----------------
                                                                                      ----------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $     (22,396,879)
                                                                                      ================
                                                                                      ================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

                                                                               INVESCO BALANCED
                                                                                  PORTFOLIO
                                                                       ---------------------------------
                                                                       ---------------------------------
                                                                           2001               2000
                                                                       --------------    ---------------
                                                                       --------------    ---------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                           $     3,430,052   $      3,708,921
     Net realized gain (loss) on investments                             (22,793,046)        12,568,596
     Change in net unrealized appreciation (depreciation) on investments  (3,042,826)       (20,038,939)
     Change in net unrealized depreciation on translation of assets
     and liabilities denominated in foreign currencies                         8,941             (8,941)
                                                                       --------------    ---------------
                                                                       --------------    ---------------

     Net decrease in net assets resulting from operations                (22,396,879)        (3,770,363)
                                                                       --------------    ---------------
                                                                       --------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                           (3,616,590)        (3,340,390)
     From net realized gains                                                (821,074)       (15,638,631)
                                                                       --------------    ---------------
                                                                       --------------    ---------------

     Total distributions                                                  (4,437,664)       (18,979,021)
                                                                       --------------    ---------------
                                                                       --------------    ---------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                    25,337,601        104,494,677
     Reinvestment of distributions                                         4,437,664         18,979,021
     Redemptions of shares                                               (32,119,042)       (81,117,398)
                                                                       --------------    ---------------
                                                                       --------------    ---------------

     Net increase (decrease) in net assets resulting                      (2,343,777)        42,356,300
        from share transactions
                                                                       --------------    ---------------
                                                                       --------------    ---------------

     Total increase (decrease) in net assets                             (29,178,320)        19,606,916

NET ASSETS:
     Beginning of period                                                 188,264,808        168,657,892
                                                                       --------------    ---------------
                                                                       --------------    ---------------

     End of period (1)                                               $   159,086,488   $    188,264,808
                                                                       ==============    ===============
                                                                       ==============    ===============
                                                                                   0
OTHER INFORMATION:

SHARES:
     Sold                                                                 22,182,671         74,036,666
     Issued in reinvestment of distributions                               4,114,495         14,356,806
     Redeemed                                                            (28,240,455)       (57,611,009)
                                                                       --------------    ---------------
                                                                       --------------    ---------------

     Net increase (decrease)                                              (1,943,289)        30,782,463
                                                                       ==============    ===============
                                                                       ==============    ===============

(1) Including undistributed net investment income                    $        18,660   $        356,267

See notes to financial statements.

MAXIM SERIES FUND, INC.

INVESCO BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                       Year Ended December 31,
                                       ------------------------------------------------------------------
                                       ------------------------------------------------------------------
                                          2001         2000          1999          1998          1997
                                       -----------  ------------  -----------   -----------   -----------
                                       -----------  ------------  -----------   -----------   -----------

Net Asset Value, Beginning of Period $     1.2558 $      1.4158 $     1.4608  $     1.2588  $     1.0408

Income from Investment Operations

Net investment income                      0.0224        0.0256       0.0271        0.0289        0.0187
Net realized and unrealized gain (loss)   (0.1729)      (0.0507)      0.2086        0.2020        0.2518
                                       -----------  ------------  -----------   -----------   -----------
                                       -----------  ------------  -----------   -----------   -----------

Total Income (Loss) From
    Investment Operations                 (0.1505)      (0.0251)      0.2357        0.2309        0.2705
                                       -----------  ------------  -----------   -----------   -----------
                                       -----------  ------------  -----------   -----------   -----------

Less Distributions

From net investment income                (0.0247)      (0.0231)     (0.0272)      (0.0289)      (0.0187)
From net realized gains                   (0.0055)      (0.1118)     (0.2535)                    (0.0338)
                                       -----------  ------------  -----------   -----------   -----------
                                       -----------  ------------  -----------   -----------   -----------

Total Distributions                       (0.0302)      (0.1349)     (0.2807)      (0.0289)      (0.0525)
                                       -----------  ------------  -----------   -----------   -----------
                                       -----------  ------------  -----------   -----------   -----------

Net Asset Value, End of Period       $     1.0751 $      1.2558 $     1.4158  $     1.4608  $     1.2588
                                       ===========  ============  ===========   ===========   ===========
                                       ===========  ============  ===========   ===========   ===========
                                           0.0000

Total Return                              (11.97%)       (2.00%)      16.74%        18.42%        26.10%

Net Assets, End of Period            $ 159,086,488$ 188,264,808 $ 168,657,892 $ 175,637,780 $ 127,072,586

Ratio of Expenses to
Average Net Assets                          1.00%         1.00%        1.00%         1.00%         1.00%

Ratio of Net Investment Income to
Average Net Assets                          2.04%         2.01%        1.94%         2.18%         2.77%

Portfolio Turnover Rate                    75.52%       100.83%      119.39%       119.95%       150.57%

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
------------------------------------------------------------------------

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES
      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the INVESCO Balanced Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek high total return through capital appreciation and current income. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Foreign Currency Translations

      The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

      The Portfolio isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities including investments in securities at fiscal period end, resulting from changes in the exchange rate.


      Dividends

      Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

     For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2001, the Portfolio had available for federal income tax purposes unused capital loss carryover of $21,744,758 which expires in the year 2009.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio. For the year ended December 31, 2001, the Portfolio reclassified $151,069 from undistributed net investment income to accumulated net realized gain on investments.

2.    INVESTMENT ADVISORY AGREEMENT

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $99,678,266 and $120,778,702, respectively. For year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of U.S.
      Government securities were $20,465,923 and $12,327,143, respectively.

4.      UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2001, the U.S. Federal income tax cost basis was $160,659,161. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $8,972,519 and gross depreciation of securities in which there was an excess of tax cost over value of $11,063,512, resulting in net depreciation of $2,090,993.

5.      TAX INFORMATION (unaudited)

      For federal income tax purposes the following is furnished with respect to distributions paid by the Portfolio during its taxable year ended December 31, 2001.

      The Portfolio designated and paid $214,219 as a long-term capital gain distribution.

      Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2001, 35.13% qualifies for the dividend received deduction available to the Portfolio's corporate shareholders.

The Maxim Series Fund

INVESCO Balanced Portfolio

BONDS

AGENCY --- 3.1%
  4,979,758 Fannie Mae                                                 4,901,923
            Pool #665
            5.500% December 1, 2016
                                                                      $4,901,923

ELECTRIC COMPANIES --- 10.0%
    500,000 Appalachian Power Co                                         499,550
            1st Mortgage
            8.000% June 1, 2025
    500,000 Commonwealth Edison Co                                       520,195
            1st Mortgage
            8.375% February 15, 2023
    550,000 Commonwealth Edison Co                                       607,794
            1st Mortgage
            8.250% October 1, 2006
    500,000 Consumers Energy Co                                          436,850
            1st Mortgage
            7.375% September 15, 2023
    800,000 Duquesne Light Co                                            768,216
            Collateral Trust
            7.550% June 15, 2025
  1,000,000 El Paso Electric Co                                        1,079,710
            1st Mortgage
            8.900% February 1, 2006
    500,000 Indiana Michigan Power                                       541,235
            1st Mortgage
            8.500% December 15, 2022
    750,000 Jersey Central Power & Light                                 756,128
            1st Mortgage
            7.980% February 16, 2023
    500,000 Metropolitan Edison Co                                       506,310
            1st Mortgage
            8.150% January 30, 2023
  1,600,000 New York State Electric & Gas Corp                         1,595,952
            1st Mortgage
            8.300% December 15, 2022
    500,000 Niagara Mohawk Power Corp                                    516,320
            1st Mortgage
            8.500% July 1, 2023
  2,000,000 Niagara Mohawk Power Corp                                  2,162,640
            1st Mortgage
            7.750% May 15, 2006
    500,000 Pennsylvania Power Co                                        521,090
            1st Mortgage
            8.500% July 15, 2022
    500,000 Potomac Edison Co                                            490,680
            1st Mortgage
            7.750% May 1, 2025
  1,000,000 Potomac Electric Power Co                                  1,023,430
            1st Mortgage
            8.500% May 15, 2027
    500,000 Public Service Co of New Mexico                              499,445
            1st Mortgage
            7.100% August 1, 2005
  1,500,000 Texas Utilities Electric Co                                1,499,715
            1st Mortgage
            7.875% April 1, 2024
    500,000 Texas Utilities Electric Co                                  521,120
            1st Mortgage
            8.750% November 1, 2023
    750,000 Union Electric Co                                            771,038
            1st Mortgage
            8.750% December 1, 2021
    500,000 Union Electric Co                                            504,620
            1st Mortgage
            8.250% October 15, 2022
                                                                     $15,822,038

FINANCIAL SERVICES --- 0.4%
    500,000 Auburn Hills Trust                                           713,045
            Debentures
            12.000% May 1, 2020
                                                                        $713,045

PAPER & FOREST PRODUCTS --- 0.3%
    500,000 Chesapeake Corp                                              508,400
            Debentures
            7.200% March 15, 2005
                                                                        $508,400

TELEPHONE & TELECOMMUNICATIONS --- 4.1%
  4,000,000 AT&T Canada Inc (2)                                        2,015,044
            Step Bond 0% - 9.950%
            10.900% June 15, 2008
  1,000,000 Esat Holdings Ltd (2)                                      1,060,357
            Step Bond 0% - 12.500%
            0.000% February 1, 2007
    500,000 Esat Telecom Group PLC ADR                                   580,620
            Senior Notes
            11.875% December 1, 2008
    925,000 GTE Corp                                                     969,160
            Debentures
            7.900% February 1, 2027
    500,000 Rogers Cantel Inc                                            505,000
            Debentures
            9.750% June 1, 2016
  1,000,000 Teleglobe Inc                                                842,090
            Company Guaranteed Notes
            7.700% July 20, 2029
    500,000 US West Communications                                       478,205
            Notes
            5.650% November 1, 2004
                                                                      $6,450,476

U.S. GOVERNMENTS --- 10.9%
  4,000,000 United States of America                                   3,994,360
            Treasury Notes
            2.750% September 30, 2003
    335,000 United States of America                                     330,132
            Treasury Bonds
            5.375% February 15, 2031
  5,250,000 United States of America                                   5,500,215
            Treasury Notes
            5.625% May 15, 2008
  4,200,000 United States of America                                   4,290,552
            Treasury Notes
            4.000% April 30, 2003
  3,000,000 United States of America                                   3,147,180
            Treasury Notes
            5.750% August 15, 2010
                                                                     $17,262,439

TOTAL BONDS --- 28.8%                                                $45,658,321
(Cost $47,388,153)

COMMON STOCK

AEROSPACE & DEFENSE --- 1.7%
     19,500 General Dynamics Corp                                      1,552,980
     11,600 Northrop Grumman Corp                                      1,169,396
                                                                      $2,722,376

AUTOMOBILES --- 1.0%
    104,000 General Motors Corp*                                       1,606,800
                                                                      $1,606,800

BANKS --- 4.3%
     38,900 Bank of New York Co Inc                                    1,587,120
     72,300 JP Morgan Chase & Co                                       2,628,105
     58,700 Wells Fargo & Co                                           2,550,515
                                                                      $6,765,740

BIOTECHNOLOGY --- 1.6%
     45,900 Genentech Inc*                                             2,490,075
                                                                      $2,490,075

BROADCAST/MEDIA --- 0.6%
     34,800 EchoStar Communications Corp Class A*                        955,956
                                                                        $955,956

CHEMICALS --- 1.5%
     71,400 Dow Chemical Co                                            2,411,892
                                                                      $2,411,892

COMMUNICATIONS - EQUIPMENT --- 1.0%
     87,500 Cisco Systems Inc*                                         1,584,625
                                                                      $1,584,625

COMPUTER HARDWARE & SYSTEMS --- 0.9%
    113,900 Sun Microsystems Inc*                                      1,400,970
                                                                      $1,400,970

COMPUTER SOFTWARE & SERVICES --- 4.0%
     53,400 BEA Systems Inc*                                             822,360
     34,800 Microsoft Corp*                                            2,305,500
     52,500 Oracle Corp*                                                 725,025
      7,000 Symantec Corp*                                               464,310
     25,500 VERITAS Software Corp*                                     1,143,165
     13,900 eBay Inc*                                                    929,910
                                                                      $6,390,270

COSMETICS & PERSONAL CARE --- 1.4%
     65,700 Gillette Co                                                2,194,380
                                                                      $2,194,380

ELECTRIC COMPANIES --- 0.5%
     13,800 Dominion Resources Inc                                       829,380
                                                                        $829,380

ELECTRONIC INSTRUMENTS & EQUIP --- 3.6%
     61,300 Flextronics International Ltd*                             1,470,587
     63,300 General Electric Co                                        2,537,064
     12,400 SPX Corp*                                                  1,697,560
                                                                      $5,705,211

ELECTRONICS - SEMICONDUCTOR --- 3.3%
     39,400 Analog Devices Inc*                                        1,748,966
     23,800 Applied Materials Inc*                                       954,380
     23,300 Intel Corp                                                   732,785
     61,600 Texas Instruments Inc                                      1,724,800
                                                                      $5,160,931

FINANCIAL SERVICES --- 6.0%
     55,500 Citigroup Inc                                              2,801,640
     23,900 Goldman Sachs Group Inc                                    2,216,725
     42,800 Morgan Stanley Dean Witter & Co                            2,394,232
     75,000 Stilwell Financial Inc                                     2,041,500
                                                                      $9,454,097

FOOD & BEVERAGES --- 1.1%
     41,000 HJ Heinz Co                                                1,685,920
                                                                      $1,685,920

GOLD, METALS & MINING --- 1.6%
     69,800 Alcoa Inc                                                  2,481,390
                                                                      $2,481,390

HEALTH CARE RELATED --- 1.4%
     36,700 American Home Products Corp                                2,251,912
                                                                      $2,251,912

HOTELS/MOTELS --- 1.3%
     54,600 Harrah's Entertainment Inc*                                2,020,746
                                                                      $2,020,746

INSURANCE RELATED --- 3.0%
     37,200 Allmerica Financial Corp                                   1,657,260
     24,100 American International Group Inc                           1,913,540
     52,300 Principal Financial Group*                                 1,255,200
                                                                      $4,826,000

LEISURE & ENTERTAINMENT --- 1.1%
     55,200 AOL Time Warner Inc*                                       1,771,920
                                                                      $1,771,920

MISCELLANEOUS --- 1.3%
     16,800 Minnesota Mining & Mftg Co                                 1,985,928
                                                                      $1,985,928

OIL & GAS --- 4.7%
     36,740 Apache Corp                                                1,832,591
     69,500 Exxon Mobil Corp                                           2,731,350
     15,300 Schlumberger Ltd                                             840,735
     55,300 Unocal Corp                                                1,994,671
                                                                      $7,399,347

PHARMACEUTICALS --- 6.2%
     33,900 Abbott Laboratories                                        1,889,925
     31,600 Forest Laboratories Inc*                                   2,589,620
     36,700 King Pharmaceuticals Inc*                                  1,546,171
     50,800 Pfizer Inc                                                 2,024,380
     29,000 Teva Pharmaceutical Industries Ltd sponsored ADR           1,787,270
                                                                      $9,837,366

RAILROADS --- 0.9%
     74,600 Norfolk Southern Corp                                      1,367,418
                                                                      $1,367,418

RETAIL --- 4.1%
     47,000 Home Depot Inc                                             2,397,470
     55,700 Target Corp                                                2,286,485
     31,000 Wal-Mart Stores Inc                                        1,784,050
                                                                      $6,468,005

SPECIALIZED SERVICES --- 1.0%
     18,200 Omnicom Group Inc                                          1,626,170
                                                                      $1,626,170

TELEPHONE & TELECOMMUNICATIONS --- 4.6%
     29,200 AT&T Wireless Services Inc*                                  419,604
     81,300 Nokia OYJ sponsored ADR                                    1,994,289
    105,300 Qwest Communications International Inc                     1,487,889
     39,400 SBC Communications Inc                                     1,543,298
     39,300 Verizon Communications                                     1,865,178
                                                                      $7,310,258

TOTAL COMMON STOCK --- 63.5%                                        $100,705,083
(Cost $99,782,777)

SHORT-TERM INVESTMENTS

AGENCY --- 6.4%
  1,000,000 Fannie Mae                                                   999,500
  1,400,000 Fannie Mae                                                 1,399,591
  7,807,000 Farmer Mac                                                 7,806,673
                                                                     $10,205,764

SUPRANATIONALS --- 1.3%
  2,000,000 Inter-American Development Bank                            1,999,000
                                                                      $1,999,000

TOTAL SHORT-TERM INVESTMENTS --- 7.7%                                $12,204,764
(Cost $12,204,764)

TOTAL INVESCO BALANCED PORTFOLIO --- 100.0%                         $158,568,168
(Cost $159,375,694)

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim INVESCO Balanced Portfolio of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim INVESCO Balanced Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
February 12, 2002

                            MAXIM SERIES FUND, INC.
       Financial Statements and Financial Highlights for the Years Ended
                           December 31, 2001 and 2000

            INVESCO ADR and Loomis Sayles Corporate Bond Portfolios

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    LOOMIS SAYLES
                                                                                           INVESCO                    CORPORATE
                                                                                             ADR                        BOND
                                                                                          PORTFOLIO                   PORTFOLIO
                                                                                        --------------             ----------------
                                                                                        --------------             ----------------
ASSETS:
     Investments in securities, market value  (1)                                     $   113,225,829            $     194,953,553
     Cash                                                                                      11,040                       57,614
     Collateral for securities loaned                                                       3,355,369                            0
     Dividends and interest receivable                                                        123,583                    3,173,692
     Receivable for investments sold                                                                0                    3,782,840
                                                                                        --------------             ----------------
                                                                                        --------------             ----------------

     Total assets                                                                         116,715,821                  201,967,699
                                                                                        --------------             ----------------
                                                                                        --------------             ----------------

LIABILITIES:
     Due to investment adviser                                                                104,942                      150,304
     Payable for investments purchased                                                              0                    3,761,706
     Payable upon return of securities loaned                                               3,355,369                            0
                                                                                        --------------             ----------------
                                                                                        --------------             ----------------

     Total liabilities                                                                      3,460,311                    3,912,010
                                                                                        --------------             ----------------
                                                                                        --------------             ----------------

NET ASSETS                                                                            $   113,255,510            $     198,055,689
                                                                                        ==============             ================
                                                                                        ==============             ================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                                    $     8,552,383            $      20,551,561
     Additional paid-in capital                                                           124,772,078                  212,962,902
     Net unrealized depreciation on investments and translation of assets and
     liabilities denominated in foreign currencies                                        (16,345,125)                 (25,969,774)
     Overdistributed net investment income                                                          0                     (585,243)
     Accumulated net realized loss on investments                                          (3,723,826)                  (8,903,757)
                                                                                        --------------             ----------------
                                                                                        --------------             ----------------

NET ASSETS                                                                            $   113,255,510            $     198,055,689
                                                                                        ==============             ================
                                                                                        ==============             ================

NET ASSET VALUE PER OUTSTANDING SHARE                                                 $        1.3243            $          0.9637
                                                                                        ==============             ================
                                                                                        ==============             ================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                           180,000,000                  300,000,000
     Outstanding                                                                           85,523,826                  205,515,614

(1)  Cost of investments in securities:                                               $   129,570,954            $     220,923,327

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                LOOMIS SAYLES
                                                                                        INVESCO                   CORPORATE
                                                                                          ADR                        BOND
                                                                                       PORTFOLIO                  PORTFOLIO
                                                                                      -------------            -----------------
                                                                                      -------------            -----------------

INVESTMENT INCOME:
    Interest                                                                        $      125,147           $       16,647,397
    Dividends                                                                            2,406,357                      444,791
    Foreign withholding tax                                                               (295,763)                      (6,177)
                                                                                      -------------            -----------------
                                                                                      -------------            -----------------

    Total income                                                                         2,235,741                   17,086,011
                                                                                      -------------            -----------------
                                                                                      -------------            -----------------

EXPENSES:
    Audit fees                                                                               9,347
    Investment administration                                                              101,321
    Bank and custodial fees                                                                 13,253
    Other expenses                                                                          18,245
    Management fees                                                                      1,105,711                    1,675,078
                                                                                      -------------            -----------------
                                                                                      -------------            -----------------

    Total expenses                                                                       1,247,877                    1,675,078

    Less amount reimbursed by investment adviser                                             2,070
                                                                                      -------------            -----------------
                                                                                      -------------            -----------------

    Net expenses                                                                         1,245,807                    1,675,078
                                                                                      -------------            -----------------
                                                                                      -------------            -----------------

NET INVESTMENT INCOME                                                                      989,934                   15,410,933
                                                                                      -------------            -----------------
                                                                                      -------------            -----------------
                                                                                                 0
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                                    (3,723,828)                  (7,844,233)
    Change in net unrealized depreciation on investments                               (18,105,133)                     178,641
    Change in net unrealized depreciation on translation of assets and
    liabilities denominated in foreign currencies                                                0                   (3,582,521)
                                                                                      -------------            -----------------
                                                                                      -------------            -----------------

    Net realized and unrealized loss on investments and translation of
    assets and liabilities denominated in foreign currencies                           (21,828,961)                 (11,248,113)
                                                                                      -------------            -----------------
                                                                                      -------------            -----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     $  (20,839,027)          $        4,162,820
                                                                                      =============            =================
                                                                                      =============            =================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                         LOOMIS SAYLES
                                                                       INVESCO ADR                       CORPORATE BOND
                                                                  PORTFOLIO                          PORTFOLIO
                                                                --------------------------       -------------------------------
                                                                --------------------------       -------------------------------
                                                                   2001          2000                2001              2000
                                                                ------------  ------------       -------------     -------------
                                                                ------------  ------------       -------------     -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                     $     989,934 $     984,279      $   15,410,933    $   16,358,691
    Net realized gain (loss) on investments                      (3,723,828)   10,166,106          (7,844,233)       (1,173,874)
    Change in net unrealized appreciation (depreciation) on     (18,105,133)  (25,331,677)            178,641        (3,877,656)
       investments
    Change in net unrealized depreciation on translation of
    assets and liabilities denominated in foreign currencies              0             0          (3,582,521)       (2,701,653)
                                                                ------------  ------------       -------------     -------------
                                                                ------------  ------------       -------------     -------------

    Net increase (decrease) in net assets resulting             (20,839,027)  (14,181,292)          4,162,820         8,605,508
       from operations
                                                                ------------  ------------       -------------     -------------
                                                                ------------  ------------       -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                   (1,050,991)     (963,121)        (15,796,505)      (14,864,299)
    From net realized gains                                        (142,197)  (10,017,142)                  0                 0
                                                                ------------  ------------       -------------     -------------
                                                                ------------  ------------       -------------     -------------

    Total distributions                                          (1,193,188)  (10,980,263)        (15,796,505)      (14,864,299)
                                                                ------------  ------------       -------------     -------------
                                                                ------------  ------------       -------------     -------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                            69,917,025    81,530,898         123,273,161       123,711,423
    Reinvestment of distributions                                 1,193,188    10,980,263          15,796,505        14,864,299
    Redemptions of shares                                       (50,692,031)  (94,250,045)       (108,214,501)     (144,902,066)
                                                                ------------  ------------       -------------     -------------
                                                                ------------  ------------       -------------     -------------

    Net increase (decrease) in net assets resulting from         20,418,182    (1,738,884)         30,855,165        (6,326,344)
      share transactions
                                                                ------------  ------------       -------------     -------------
                                                                ------------  ------------       -------------     -------------

    Total increase (decrease) in net assets                      (1,614,033)  (26,900,439)         19,221,480       (12,585,135)

NET ASSETS:
    Beginning of period                                         114,869,543   141,769,982         178,834,209       191,419,344
                                                                ------------  ------------       -------------     -------------
                                                                ------------  ------------       -------------     -------------

    End of period  (1)                                        $ 113,255,510 $ 114,869,543      $  198,055,689    $  178,834,209
                                                                ============  ============       =============     =============
                                                                ============  ============       =============     =============
                                                                          0                                 0
OTHER INFORMATION:

SHARES:
    Sold                                                         47,821,888    44,336,565         121,160,552       115,324,561
    Issued in reinvestment of distributions                         927,062     6,974,762          16,313,140        14,365,651
    Redeemed                                                    (34,857,913)  (51,393,235)       (106,212,502)     (135,297,831)
                                                                ------------  ------------       -------------     -------------
                                                                ------------  ------------       -------------     -------------

    Net increase (decrease)                                      13,891,037       (81,908)         31,261,190        (5,607,619)
                                                                ============  ============       =============     =============
                                                                ============  ============       =============     =============

(1) Including undistributed (overdistributed) net investment  $           0 $      11,424      $     (585,243)   $    1,179,137
    income

See notes to financial statements.

MAXIM SERIES FUND, INC.

INVESCO ADR PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                       Year Ended December 31,
                                       ----------------------------------------------------------------
                                       ----------------------------------------------------------------
                                          2001         2000          1999         1998         1997
                                       -----------  ------------  -----------   ----------  -----------
                                       -----------  ------------  -----------   ----------  -----------

Net Asset Value, Beginning of Period $     1.6036 $      1.9769 $     1.6252  $    1.4804 $     1.3508

Income from Investment Operations

Net investment income                      0.0123        0.0138       0.0061       0.0123       0.0114
Net realized and unrealized gain (loss)   (0.2773)      (0.2192)      0.3614       0.1453       0.1512
                                       -----------  ------------  -----------   ----------  -----------
                                       -----------  ------------  -----------   ----------  -----------

Total Income (Loss) From
    Investment Operations                 (0.2650)      (0.2054)      0.3675       0.1576       0.1626
                                       -----------  ------------  -----------   ----------  -----------
                                       -----------  ------------  -----------   ----------  -----------

Less Distributions

From net investment income                (0.0125)      (0.0135)     (0.0057)     (0.0128)     (0.0116)
From net realized gains                   (0.0018)      (0.1544)     (0.0101)      0.0000      (0.0214)
                                       -----------  ------------  -----------   ----------  -----------
                                       -----------  ------------  -----------   ----------  -----------

Total Distributions                       (0.0143)      (0.1679)     (0.0158)     (0.0128)     (0.0330)
                                       -----------  ------------  -----------   ----------  -----------
                                       -----------  ------------  -----------   ----------  -----------

Net Asset Value, End of Period       $     1.3243 $      1.6036 $     1.9769  $    1.6252 $     1.4804
                                       ===========  ============  ===========   ==========  ===========
                                       ===========  ============  ===========   ==========  ===========
                                           0.0000

Total Return                              (16.50%)      (10.16%)      22.67%       10.64%       12.08%

Net Assets, End of Period            $ 113,255,510$ 114,869,543 $ 141,769,982 $ 28,296,279$ 16,581,357

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                      1.14%         1.14%        1.16%        1.32%        1.63%
- After Reimbursement #                     1.13%         1.14%        1.14%        1.30%        1.30%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                      0.91%         0.85%        0.57%        0.84%        0.69%
- After Reimbursement #                     0.90%         0.85%        0.59%        0.86%        1.02%

Portfolio Turnover Rate                    25.09%        34.39%       22.06%       28.66%       19.56%

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

                                                                                             Continued)

MAXIM SERIES FUND, INC.

LOOMIS SAYLES CORPORATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                       Year Ended December 31,
                                       ------------------------------------------------------------------
                                       ------------------------------------------------------------------
                                          2001          2000         1999          1998          1997
                                       ------------  -----------  ------------  -----------   -----------
                                       ------------  -----------  ------------  -----------   -----------

Net Asset Value, Beginning of Period $      1.0263 $     1.0643 $      1.1118 $     1.1981  $     1.1618

Income from Investment Operations

Net investment income                       0.0779       0.0944        0.0873       0.0838        0.0764
Net realized and unrealized gain (loss)    (0.0530)     (0.0466)      (0.0344)     (0.0429)       0.0689
                                       ------------  -----------  ------------  -----------   -----------
                                       ------------  -----------  ------------  -----------   -----------

Total Income From Investment Operations     0.0249       0.0478        0.0529       0.0409        0.1453
                                       ------------  -----------  ------------  -----------   -----------
                                       ------------  -----------  ------------  -----------   -----------

Less Distributions

From net investment income                 (0.0875)     (0.0858)      (0.0892)     (0.0839)      (0.0762)
From net realized gains                     0.0000       0.0000       (0.0112)     (0.0433)      (0.0328)
                                       ------------  -----------  ------------  -----------   -----------
                                       ------------  -----------  ------------  -----------   -----------

Total Distributions                        (0.0875)     (0.0858)      (0.1004)     (0.1272)      (0.1090)
                                       ------------  -----------  ------------  -----------   -----------
                                       ------------  -----------  ------------  -----------   -----------

Net Asset Value, End of Period       $      0.9637 $     1.0263 $      1.0643 $     1.1118  $     1.1981
                                       ============  ===========  ============  ===========   ===========
                                       ============  ===========  ============  ===========   ===========
                                            0.0000

Total Return                                 2.57%        4.60%         4.87%        3.43%        12.70%

Net Assets, End of Period            $ 198,055,689 $ 178,834,209$ 191,419,344 $ 199,386,033 $ 158,884,389

Ratio of Expenses to
Average Net Assets                           0.90%        0.90%         0.90%        0.90%         0.90%

Ratio of Net Investment Income to
Average Net Assets                           8.30%        8.72%         7.74%        7.41%         7.14%

Portfolio Turnover Rate                     21.92%       19.52%        28.00%       55.47%        52.69%

                                                                                              (Concluded)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
------------------------------------------------------------------------

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES
      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the INVESCO ADR and Loomis Sayles Corporate Bond Portfolios (the Portfolios) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of each Portfolio is: to seek high total return through capital appreciation and current income, while reducing risk through diversification for the INVESCO ADR Portfolio and to seek high total investment return through a combination of current income and capital appreciation for the Loomis Sayles Corporate Bond Portfolio. The Portfolios are diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      The Loomis Sayles Corporate Bond Portfolio may invest in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

      The Loomis Sayles Corporate Bond Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

      Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.


      Restricted & Illiquid Securities

      The Loomis Sayles Corporate Bond Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2001 were $16,455,093, $15,010,368 and 7.58%, respectively.

      The Loomis Sayles Corporate Bond Portfolio may own certain investment securities that have been deemed "illiquid" because no quoted market exists. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term and the difference could be material. Aggregate cost, fair value and percent of net assets of these illiquid securities held at December 31, 2001 were $1,348,682, $1,401,426 and 0.71%, respectively.

      Foreign Currency Translations

      The accounting records of the Loomis Sayles Corporate Bond Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

      The Loomis Sayles Corporate Bond Portfolio isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Loomis Sayles Corporate Bond Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities including investments in securities at fiscal period end, resulting from changes in the exchange rate.

      Dividends

      Dividends from net investment income of the Portfolios are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolios, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO) for the INVESCO ADR Portfolio and specific lot selection for the Loomis Sayles Corporate Bond Portfolio.

      Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.


      Federal Income Taxes

      For federal income tax purposes, each Portfolio of the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2001, the INVESCO ADR Portfolio had available for federal income tax purposes capital loss carryover of $1,604,230 which expires in 2009, and the Loomis Sayles Corporate Bond Portfolio had available for federal income tax purposes unused capital loss carryovers of $787,649 and $393,529 and $5,614,976, which expire in the years 2007, 2008 and 2009, respectively.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolios. For the year ended December 31, 2001, the INVESCO ADR Portfolio reclassified $49,633 from paid-in-capital to undistributed net investment income. The Loomis Sayles Corporate Bond Portfolio reclassified $1,937,359 from undistributed net investment income to accumulated net realized gain on investments, $48,335 from paid-in-capital to accumulated net realized gain on investments and $558,551 from paid-in-capital to undistributed net investment income.

2.    INVESTMENT ADVISORY AGREEMENT

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate 0.90% of the average daily net assets of the Loomis Sayles Corporate Bond Portfolio and 1.00% of the average daily net assets of the INVESCO ADR Portfolio. However, the investment advisor shall pay any expenses which exceed an annual rate, including management fees, of 1.30% of the average daily net assets of the INVESCO ADR Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods. For the Loomis Sayles Corporate Bond Portfolio, the management fee encompasses fund operation expenses.

3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

                                                 Purchases           Sales
                                               --------------    --------------

     INVESCO ADR Portfolio                  $   46,667,127    $     26,997,892

     Loomis Sayles Corporate Bond Portfolio     62,444,157          35,794,840


      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $2,499,086 and $3,579,711, respectively, for the Loomis Sayles Corporate Bond Portfolio. There were no purchases or sales of U.S. Government securities in the INVESCO ADR Portfolio.

4.    UNREALIZED APPRECIATION (DEPRECIATION)

      The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001, were as follows:

                              Cost For
                               Income                                                 Net
                                 Tax             Gross             Gross          Unrealized
                              Purposes       Appreciation      Depreciation      Depreciation
                             ------------    --------------    --------------    --------------

     INVESCO ADR
        Portfolio         $   129,570,954   $    3,929,529    $ (20,274,654)    $ (16,345,125)

     Loomis Sayles
        Corporate Bond
        Portfolio             220,926,539      6,530,728         (32,503,714)      (25,972,986)



5.      SECURITIES LOANED

      The INVESCO ADR Portfolio has entered into a securities lending agreement with the custodian effective December 1, 2001. Under the terms of the agreement the Portfolio receives annual income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio, against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is invested by the custodian in securities approved by the Board of Directors and is disclosed as "Collateral for securities loaned" in the Statement of Assets and Liabilities. The Portfolio also continues to receive interest or dividends on the securities loaned. As of December 31, 2001, the INVESCO ADR Portfolio had securities on loan valued at $3,212,532 and received collateral of $3,355,369 for such loan. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6.      TAX INFORMATION (unaudited)

      For federal income tax purposes the following is furnished with respect to distributions paid by the INVESCO ADR and Loomis Sayles Corporate Bond Portfolios during their taxable year ended December 31, 2001.

      The INVESCO ADR Portfolio designated and paid $142,197 as a long-term capital gain distribution.

      The INVESCO ADR Portfolio intends to pass through foreign tax credits of $295,762 and has derived gross income from sources within foreign countries amounting to $2,418,212.

      Dividends paid by the INVESCO ADR and Loomis Sayles Corporate Bond Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2001, 1.31% qualifies for the dividend received deduction available to the Loomis Sayles
      Corporate Bond Portfolio's corporate shareholders.

The Maxim Series Fund

INVESCO ADR Portfolio

COMMON STOCK

AUSTRALIA            --- 3.9%

FOREIGN BANKS
     38,000 National Australia Bank Ltd sponsored ADR (6)              3,097,000
                                                                      $3,097,000

GOLD, METALS & MINING
     17,000 Rio Tinto Ltd sponsored ADR                                1,275,000
                                                                      $1,275,000

TOTAL AUSTRALIA            --- 3.9%                                   $4,372,000

BRAZIL               --- 1.2%

OIL & GAS
     60,000 Petroleo Brasileiro SA ADR                                 1,398,000
                                                                      $1,398,000

TOTAL BRAZIL               --- 1.2%                                   $1,398,000

FRANCE               --- 8.5%

BROADCAST/MEDIA
     45,000 Vivendi Universal SA sponsored ADR                         2,420,550
                                                                      $2,420,550

FOREIGN BANKS
    250,000 Societe Generale sponsored ADR                             2,765,000
                                                                      $2,765,000

INSURANCE RELATED
     80,000 AXA sponsored ADR (6)                                      1,681,600
                                                                      $1,681,600

OIL & GAS
     40,000 Total Fina Elf sponsored ADR                               2,809,600
                                                                      $2,809,600

TOTAL FRANCE               --- 8.5%                                   $9,676,750

GERMANY              --- 5.9%

CHEMICALS
     45,000 BASF AG sponsored ADR                                      1,705,950
     50,000 Bayer AG sponsored ADR                                     1,557,500
                                                                      $3,263,450

COMPUTER SOFTWARE & SERVICES
     40,000 SAP AG sponsored ADR                                       1,277,200
                                                                      $1,277,200

FOREIGN BANKS
     30,000 Deutsche Bank AG sponsored ADR*                            2,104,500
                                                                      $2,104,500

TOTAL GERMANY              --- 5.9%                                   $6,645,150

ITALY                --- 4.8%

FOREIGN BANKS
     45,000 San Paolo-IMI SpA sponsored ADR                              985,050
                                                                        $985,050

OIL & GAS
     30,000 Eni SpA sponsored ADR                                      1,858,800
                                                                      $1,858,800

TELEPHONE & TELECOMMUNICATIONS
     30,000 Telecom Italia SpA sponsored ADR                           2,565,000
                                                                      $2,565,000

TOTAL ITALY                --- 4.8%                                   $5,408,850

JAPAN                --- 21.0%

AUTOMOBILES
     20,000 Honda Motor Co Ltd sponsored ADR                           1,630,200
     35,000 Toyota Motor Corp sponsored ADR                            1,783,600
                                                                      $3,413,800

ELECTRONIC INSTRUMENTS & EQUIP
     20,000 Hitachi Ltd sponsored ADR                                  1,463,800
     32,000 Kyocera Corp sponsored ADR                                 2,135,360
     60,300 Sony Corp sponsored ADR                                    2,719,530
     30,000 TDK Corp sponsored ADR                                     1,455,000
                                                                      $7,773,690

OFFICE EQUIPMENT & SUPPLIES
     90,000 Canon Inc sponsored ADR                                    3,155,400
                                                                      $3,155,400

PHARMACEUTICALS
     50,000 Eisai Co Ltd sponsored ADR                                 1,231,250
                                                                      $1,231,250

PHOTOGRAPHY/IMAGING
     85,000 Fuji Photo Film Co Ltd ADR                                 3,054,900
                                                                      $3,054,900

RETAIL
     35,000 Ito-Yokado Co Ltd sponsored ADR                            1,592,500
                                                                      $1,592,500

TELEPHONE & TELECOMMUNICATIONS
    100,000 Nippon Telegraph & Telephone Corp sponsored ADR            1,620,000
                                                                      $1,620,000

TOYS
     90,000 Nintendo Co Ltd ADR                                        1,957,500
                                                                      $1,957,500

TOTAL JAPAN                --- 21.0%                                 $23,799,040

KOREA                --- 2.0%

ELECTRIC COMPANIES
    120,800 Korea Electric Power Corp sponsored ADR*                   1,105,320
                                                                      $1,105,320

TELEPHONE & TELECOMMUNICATIONS
     55,000 Korea Telecom Corp sponsored ADR (6)*                      1,118,150
                                                                      $1,118,150

TOTAL KOREA                --- 2.0%                                   $2,223,470

MEXICO               --- 1.5%

TELEPHONE & TELECOMMUNICATIONS
     50,000 Telefonos de Mexico SA sponsored ADR Class L               1,751,000
                                                                      $1,751,000

TOTAL MEXICO               --- 1.5%                                   $1,751,000

NETHERLANDS          --- 10.0%

ELECTRONIC INSTRUMENTS & EQUIP
    125,000 Koninklijke Philips Electronics NV NY Shrs                 3,638,750
                                                                      $3,638,750

FOOD & BEVERAGES
     50,000 Unilever NV NY Shrs                                        2,880,500
                                                                      $2,880,500

FOREIGN BANKS
    125,000 ABN AMRO Holding NV sponsored ADR                          2,035,000
    110,000 ING Groep NV sponsored ADR                                 2,799,500
                                                                      $4,834,500

TOTAL NETHERLANDS          --- 10.0%                                 $11,353,750

NORWAY               --- 1.0%

OIL & GAS
    175,000 Statoil ASA sponsored ADR*                                 1,151,500
                                                                      $1,151,500

TOTAL NORWAY               --- 1.0%                                   $1,151,500

PORTUGAL             --- 1.7%

TELEPHONE & TELECOMMUNICATIONS
    250,000 Portugal Telecom SGPS SA sponsored ADR*                    1,902,500
                                                                      $1,902,500

TOTAL PORTUGAL             --- 1.7%                                   $1,902,500

SPAIN                --- 4.2%

ELECTRIC COMPANIES
    185,000 Endesa SA sponsored ADR                                    2,898,950
                                                                      $2,898,950

OIL & GAS
    125,000 Repsol YPF SA sponsored ADR                                1,816,250
                                                                      $1,816,250

TOTAL SPAIN                --- 4.2%                                   $4,715,200

SWITZERLAND          --- 10.0%

CHEMICALS
    125,002 Syngenta AG ADR*                                           1,325,021
                                                                      $1,325,021

FOOD & BEVERAGES
     65,000 Nestle SA sponsored ADR                                    3,461,250
                                                                      $3,461,250

INSURANCE RELATED
     80,000 Zurich Financial  Services AG ADR                          1,860,000
                                                                      $1,860,000

PHARMACEUTICALS
     90,000 Novartis AG ADR                                            3,285,000
     20,000 Roche Holdings AG Ltd sponsored ADR*                       1,420,000
                                                                      $4,705,000

TOTAL SWITZERLAND          --- 10.0%                                 $11,351,271

UNITED KINGDOM       --- 21.3%

AEROSPACE & DEFENSE
     70,000 BAE Systems PLC sponsored ADR*                             1,268,750
    100,000 Rolls-Royce PLC sponsored ADR (6)*                         1,175,000
                                                                      $2,443,750

ELECTRIC COMPANIES
     10,000 PowerGen PLC sponsored ADR                                   436,500
     95,000 Scottish Power PLC ADR                                     2,061,500
                                                                      $2,498,000

FOOD & BEVERAGES
     50,000 Cadbury Schweppes PLC sponsored ADR*                       1,286,000
     60,000 Diageo PLC sponsored ADR                                   2,776,200
                                                                      $4,062,200

FOREIGN BANKS
     51,734 Abbey National PLC sponsored ADR                           1,448,552
     50,000 HSBC Holdings PLC sponsored ADR                            2,985,500
                                                                      $4,434,052

OIL & GAS
     35,000 BP PLC sponsored ADR                                       1,627,850
     50,000 Shell Transport & Trading Co PLC ADR                       2,072,500
                                                                      $3,700,350

PHARMACEUTICALS
     55,040 Glaxosmithkline PLC ADR                                    2,742,093
                                                                      $2,742,093

RETAIL
     91,200 Kingfisher PLC sponsored ADR*                              1,035,120
     48,100 Marks & Spencer PLC sponsored ADR                          1,527,175
                                                                      $2,562,295

TELEPHONE & TELECOMMUNICATIONS
     45,000 BT Group PLC sponsored ADR*                                1,653,750
                                                                      $1,653,750

TOTAL UNITED KINGDOM       --- 21.3%                                 $24,096,490

TOTAL COMMON STOCK --- 97.0%                                        $109,844,971
(Cost $126,190,096)

SHORT-TERM INVESTMENTS

UNITED STATES        --- 3.0%

AGENCY
  3,381,000 Farmer Mac                                                 3,380,858
                                                                      $3,380,858

TOTAL UNITED STATES        --- 3.0%                                   $3,380,858

TOTAL SHORT-TERM INVESTMENTS --- 3.0%                                 $3,380,858
(Cost $3,380,858)

TOTAL INVESCO ADR PORTFOLIO --- 100.0%                              $113,225,829
(Cost $129,570,954)

The Maxim Series Fund

Loomis Sayles Corporate Bond Portfolio

BONDS

AEROSPACE & DEFENSE --- 1.5%
    951,493 Milit-Air Inc                                                587,240
            Bonds
            5.750% June 30, 2019
  2,150,000 Raytheon Co Class B                                        1,984,020
            Debentures
            6.400% December 15, 2018
    350,000 Raytheon Co Class B                                          350,700
            Debentures
            7.200% August 15, 2027
                                                                      $2,921,960

AGENCY --- 2.0%
 14,150,000 Fannie Mae                                                 3,883,457
            Zero Coupon Bonds
            6.625% October 29, 2007
                                                                      $3,883,457

AIRLINES --- 0.8%
  1,000,000 Delta Air Lines Inc                                          803,588
            Notes
            8.300% December 15, 2029
    469,840 US Airways                                                   382,347
            Pass Through Certificates
            6.850% January 30, 2018
    500,000 United Air Lines Inc                                         365,000
            Debentures
            10.670% May 1, 2004
                                                                      $1,550,935

AUTO PARTS & EQUIPMENT --- 3.2%
    500,000 Dana Corp                                                    400,000
            Notes
            6.500% March 15, 2008
  1,000,000 Dana Corp                                                    680,000
            Notes
            7.000% March 1, 2029
    250,000 Dana Corp #                                                  204,299
            Senior Notes
            9.000% August 15, 2011
  1,775,000 Delphi Automotive Systems Corp                             1,575,224
            Debentures
            7.125% May 1, 2029
    600,000 Magna International Inc                                      616,500
            Convertible
            4.875% February 15, 2005
    450,000 TRW Inc                                                      423,108
            Debentures
            7.750% June 1, 2029
    250,000 TRW Inc                                                      242,368
            Notes
            7.125% June 1, 2009
  2,500,000 TRW Inc                                                    2,131,575
            Debentures
            6.650% January 15, 2028
                                                                      $6,273,074

AUTOMOBILES --- 0.2%
    500,000 Ford Motor Co                                                402,345
            Debentures
            6.375% February 1, 2029
                                                                        $402,345

BANKS --- 0.5%
  1,000,000 Keycorp Capital III                                          964,260
            Company Guaranteed Notes
            7.750% July 15, 2029
                                                                        $964,260

BIOTECHNOLOGY --- 0.3%
     50,000 Glycomed Inc                                                  46,188
            Convertible
            7.500% January 1, 2003
    750,000 Human Genome Sciences Inc #                                  570,938
            Convertible
            3.750% March 15, 2007
                                                                        $617,126

BROADCAST/MEDIA --- 1.6%
    500,000 Century Communications Corp Class A                          375,000
            Senior Notes
            8.375% November 15, 2017
  2,100,000 Charter Communication LLC (2)                              1,512,000
            Step Bond 0% - 9.920%
            3.580% April 1, 2011
  1,000,000 Multicanal SA                                                210,000
            Senior Notes
            10.500% April 15, 2018
    800,000 Rogers Communications Inc Class B                            631,680
            Convertible
            2.000% November 26, 2005
    500,000 Telewest Communications PLC                                  408,684
            Convertible
            5.250% February 19, 2007
                                                                      $3,137,364

CANADIAN - FEDERAL --- 3.4%
 35,550,000 Government of Canada (3)                                   5,674,460
            Zero Coupon
            6.260% June 1, 2025
  4,650,000 Government of Canada (3)                                     886,130
            Zero Coupon
            6.400% June 1, 2022
                                                                      $6,560,590

CANADIAN - PROVINCIAL --- 14.1%
  1,500,000 New Brunswick FM Project # (3)                               841,383
            Zero Coupon
            6.470% November 30, 2027
 15,900,000 Ontario Hydro (3)                                          2,811,859
            Zero Coupon
            6.790% October 15, 2021
  1,450,000 Province of Alberta                                          897,069
            Debentures
            5.000% December 16, 2008
  4,567,034 Province of Alberta                                        2,911,080
            Debentures
            5.930% September 16, 2016
    275,000 Province of British Columbia                                 195,858
            Bonds
            7.875% November 30, 2023
  1,760,000 Province of British Columbia                               1,023,927
            Debentures
            5.700% June 18, 2029
  1,400,000 Province of British Columbia (3)                             400,451
            Principal Strips
            6.860% June 9, 2014
  6,500,000 Province of British Columbia (3)                           1,968,772
            Zero Coupon
            6.780% August 23, 2013
  9,815,000 Province of British Columbia (3)                           1,666,884
            Zero Coupon
            9.500% June 9, 2022
 11,415,000 Province of British Columbia (3)                           1,914,299
            Zero Coupon
            6.790% August 19, 2022
  2,500,000 Province of British Columbia (3)                             475,161
            Zero Coupon
            6.780% September 5, 2020
  5,000,000 Province of British Columbia (3)                             626,449
            Zero Coupon
            6.760% November 19, 2027
  5,000,000 Province of British Columbia (3)                             739,209
            Zero Coupon
            6.780% August 23, 2024
  5,373,000 Province of Manitoba                                       3,962,583
            Bonds
            7.750% December 22, 2025
  3,800,000 Province of Manitoba                                       2,486,913
            Notes
            6.500% September 22, 2017
  5,000,000 Province of Manitoba (3)                                     527,470
            Zero Coupon
            6.740% March 5, 2031
    500,000 Province of Newfoundland                                     301,898
            Debentures
            6.150% April 17, 2028
 11,300,000 Province of Ontario (3)                                    1,493,642
            Zero Coupon
            6.680% June 2, 2027
  3,650,000 Province of Ontario (3)                                      515,614
            Zero Coupon Bonds
            6.740% December 2, 2025
  4,800,000 Province of Ontario (3)                                      825,409
            Zero Coupon
            6.740% July 13, 2022
  6,615,000 Province of Saskatchewan (3)                                 939,435
            Zero Coupon
            34.180% May 30, 2025
                                                                     $27,525,365

CHEMICALS --- 1.5%
    150,000 IMC Global Inc                                               108,423
            Notes
            7.300% January 15, 2028
    450,000 IMC Global Inc                                               417,794
            Notes
            6.550% January 15, 2005
  1,000,000 IMC Global Inc                                               946,510
            Senior Notes
            7.625% November 1, 2005
  1,250,000 IMC Global Inc                                             1,232,250
            Notes
            6.500% August 1, 2003
    250,000 Solutia Inc                                                  194,626
            Debentures
            7.375% October 15, 2027
                                                                      $2,899,603

COMMUNICATIONS - EQUIPMENT --- 1.0%
    765,000 Lucent Technologies Inc                                      650,250
            Notes
            7.250% July 15, 2006
    500,000 Lucent Technologies Inc                                      330,000
            Debentures
            6.450% March 15, 2029
    250,000 Lucent Technologies Inc                                      165,000
            Debentures
            6.500% January 15, 2028
    750,000 Nortel Networks Corp                                         624,225
            Notes
            6.125% February 15, 2006
    100,000 Telxon Corp                                                   96,375
            Convertible
            5.750% January 1, 2003
                                                                      $1,865,850

COMPUTER HARDWARE & SYSTEMS --- 0.5%
    290,000 Maxtor Corp                                                  205,900
            Convertible
            5.750% March 1, 2012
    765,000 ONI Systems Corp                                             523,107
            Convertible
            5.000% October 15, 2005
    300,000 Quantum Corp-DLT & Storage Systems                           271,260
            Convertible
            7.000% August 1, 2004
                                                                      $1,000,267

COMPUTER SOFTWARE & SERVICES --- 0.3%
    890,000 Juniper Networks Inc                                         645,250
            Convertible
            4.750% March 15, 2007
                                                                        $645,250

ELECTRIC COMPANIES --- 1.4%
    181,000 Commonwealth Edison Co                                       139,567
            Debentures
            4.750% December 1, 2011
    385,000 Empresa Nacional de Electricidad SA                          329,002
            Bonds
            7.875% February 1, 2027
    539,000 Enersis SA                                                   466,531
            Notes
            7.400% December 1, 2016
    918,086 Korea Electric Power Corp sponsored ADR                      885,696
            Debentures
            7.400% April 1, 2016
    500,000 Quezon Power Philippines Ltd                                 335,000
            Bonds
            8.860% June 15, 2017
    335,000 Tenaga Nasional Berhad #                                     265,993
            Debentures
            7.500% November 1, 2025
    250,000 Texas - New Mexico Power Co                                  231,343
            Senior Notes
            6.250% January 15, 2009
                                                                      $2,653,132

ELECTRONIC INSTRUMENTS & EQUIP --- 1.2%
    750,000 Pioneer-Standard Electronics Inc                             750,875
            Senior Notes
            9.500% August 1, 2006
  1,750,000 Samsung Electronics #                                      1,548,050
            Debentures
            7.700% October 1, 2027
    100,000 Thermedics Inc (3)                                            93,000
            Zero Coupon
            16.580% June 1, 2003
    248,000 Zenith Electronics Corp                                       19,840
            Debentures
            8.190% November 1, 2009
                                                                      $2,411,765

ELECTRONICS - SEMICONDUCTOR --- 2.6%
    300,000 Amkor Technology Inc                                         204,750
            Convertible
            5.000% March 15, 2007
  2,400,000 Analog Devices Inc                                         2,271,000
            Convertible
            4.750% October 1, 2005
    750,000 Analog Devices Inc #                                         709,688
            Convertible
            4.750% October 1, 2005
    650,000 Motorola Inc                                                 592,079
            Notes
            5.800% October 15, 2008
    500,000 Motorola Inc                                                 496,300
            Notes
            7.625% November 15, 2010
    500,000 Motorola Inc                                                 409,305
            Debentures
            6.500% November 15, 2028
     50,000 Richardson Electronics Ltd                                    39,813
            Convertible
            7.250% December 15, 2006
    500,000 Vitesse Semiconductor Corp                                   388,750
            Convertible
            4.000% March 15, 2005
                                                                      $5,111,685

FINANCIAL SERVICES --- 1.3%
    250,000 Cerro Negro Finance Ltd #                                    200,933
            Bonds
            7.900% December 1, 2020
    350,000 DR Structured Finance Corp                                   191,135
            Debentures
            7.430% August 15, 2018
    100,000 DR Structured Finance Corp                                    63,450
            Pass Through Certificates
            8.375% August 15, 2015
    200,000 DR Structured Finance Corp                                   118,360
            Pass Through Certificates
            8.550% August 15, 2019
    750,000 Merey Sweeney LP #                                           796,170
            Senior Notes
            8.850% December 18, 2019
    550,000 Petrozuata Finance Inc #                                     412,500
            Company Guaranteed Notes
            8.220% April 1, 2017
  1,150,000 Telewest Finance                                             816,500
            Convertible
            6.000% July 7, 2005
                                                                      $2,599,048

FOOD & BEVERAGES --- 0.7%
    450,000 Burns Philp Treasury                                         373,500
            Convertible
            5.500% April 30, 2004
  1,000,000 ConAgra Foods Inc                                          1,005,520
            Senior Notes
            7.000% October 1, 2028
                                                                      $1,379,020

FOREIGN BANKS --- 4.0%
  2,250,000 Bangko Sentral Pilipinas                                   1,687,500
            Bonds
            8.600% June 15, 2027
  4,150,000 Bangkok Bank Public Co Ltd #                               3,361,500
            Subordinated Notes
            9.025% March 15, 2029
    260,000 Siam Commercial Bank Public Co Ltd #                         249,600
            Subordinated Notes
            7.500% March 15, 2006
  3,015,000 Thai Farmers Bank Public Co Ltd #                          2,442,150
            Subordinated Bonds
            8.250% August 21, 2016
                                                                      $7,740,750

FOREIGN GOVERNMENTS --- 5.1%
  6,550,000 Republic of Brazil                                         4,830,625
            Bonds
            10.125% May 15, 2027
  1,231,386 Republic of Brazil                                           942,010
            Bonds
            8.000% April 15, 2014
  1,150,000 Republic of Brazil                                           887,225
            Unsubordinated Bonds
            11.000% August 17, 2040
  2,950,000 Republic of South Africa                                     270,100
            Bonds
            13.000% August 31, 2010
  1,750,000 Republic of South Africa                                     166,916
            Bonds
            13.500% September 15, 2015
  3,000,000 Republic of South Africa                                     264,492
            Bonds
            12.500% December 21, 2006
  4,250,000 Republic of Venezuela                                      2,652,000
            Bonds
            9.250% September 15, 2027
                                                                     $10,013,368

GOLD, METALS & MINING --- 0.2%
    500,000 Murrin Murrin Holdings                                       368,750
            Senior Notes
            9.375% August 31, 2007
                                                                        $368,750

HEALTH CARE RELATED --- 1.1%
  2,000,000 Columbia/HCA Healthcare Corp                               1,830,000
            Debentures
            7.050% December 1, 2027
    250,000 Columbia/HCA Healthcare Corp                                 245,000
            Notes
            7.580% September 15, 2025
                                                                      $2,075,000

HOMEBUILDING --- 0.3%
    500,000 Pulte Corp                                                   504,475
            Senior Notes
            7.300% October 24, 2005
                                                                        $504,475

INSURANCE RELATED --- 4.4%
  1,675,000 Conseco Inc                                                  787,250
            Notes
            8.750% February 9, 2004
  8,555,000 Loews Corp                                                 7,329,924
            Convertible
            3.125% September 15, 2007
    500,000 UnumProvident Corp                                           445,050
            Notes
            6.750% December 15, 2028
                                                                      $8,562,224

MACHINERY --- 1.1%
  1,915,000 Thermo Electron Corp #                                     1,913,468
            Convertible
            4.250% January 1, 2003
    625,000 Western Digital Corp                                         256,250
            Convertible
            5.600% February 18, 2018
                                                                      $2,169,718

MANUFACTURING --- 0.2%
    750,000 Borden Inc ^                                                 360,000
            Debentures
            7.875% February 15, 2023
     40,000 Hexcel Corp                                                   21,850
            Convertible
            7.000% August 1, 2003
     75,000 Hexcel Corp                                                   33,000
            Convertible
            7.000% August 1, 2011
                                                                        $414,850

MEDICAL PRODUCTS --- 0.5%
  1,250,000 Bausch & Lomb Inc                                            953,839
            Debentures
            7.125% August 1, 2028
                                                                        $953,839

MISCELLANEOUS --- 1.2%
    500,000 AES Corp                                                     361,290
            Senior Subordinated Debentures
            8.875% November 1, 2027
    275,000 Nextel Communications Inc Class A                            213,125
            Senior Notes
            9.375% November 15, 2009
  1,775,000 Nextel Communications Inc Class A (2)                      1,258,031
            Step Bond 0% - 9.750%
            5.990% October 31, 2007
    600,000 Thermo TerraTech Inc #                                       587,250
            Convertible
            4.625% May 1, 2003
                                                                      $2,419,696

OFFICE EQUIPMENT & SUPPLIES --- 1.2%
    500,000 Xerox Capital Trust I                                        275,000
            Company Guaranteed Notes
            8.000% February 1, 2027
  3,900,000 Xerox Corp                                                 2,062,125
            Convertible
            .570% April 21, 2018
                                                                      $2,337,125

OIL & GAS --- 3.9%
    200,000 Devon Energy Corp                                            202,180
            Convertible
            4.950% August 15, 2008
    500,000 Devon Energy Corp                                            501,050
            Convertible
            4.900% August 15, 2008
  2,000,000 KN Capital Trust III                                       1,868,892
            Company Guaranteed Notes
            7.630% April 15, 2028
  1,000,000 Kinder Morgan Inc                                            987,870
            Debentures
            7.250% March 1, 2028
    132,500 NorAm Energy Corp                                            123,888
            Convertible
            6.000% March 15, 2012
    750,000 Pecom Energia SA #                                           450,000
            Notes
            8.125% July 15, 2007
    750,000 Pennzoil-Quaker State Co                                     598,125
            Debentures
            7.375% April 1, 2029
    200,000 Petro Mexicanos/Petroleos Mexicanos #                        194,500
            Debentures
            8.625% December 1, 2023
  1,000,000 Phillips 66 Capital Trust II                               1,014,780
            Company Guaranteed Bonds
            8.000% January 15, 2037
  1,750,000 Tennessee Gas Pipeline Co                                  1,572,953
            Debentures
            7.000% October 15, 2028
                                                                      $7,514,238

OTHER ASSET-BACKED --- 0.6%
    500,000 Community Program Loan Trust                                 401,946
            Series 1987-A Class A5
            4.500% April 1, 2029
    968,400 Green Tree Financial Corp                                    338,940
            Series 1998-3 Class B2
            8.070% March 1, 2030
    994,888 Green Tree Financial Corp                                    350,698
            Series 1998-3 Class B2
            7.590% July 15, 2029
                                                                      $1,091,584

PAPER & FOREST PRODUCTS --- 3.0%
  1,000,000 APP China Group Ltd # ^ (5)                                  145,000
            Senior Discount Notes
            14.000% March 15, 2010
    250,000 Boise Cascade Corp                                           223,918
            Debentures
            7.350% February 1, 2016
  1,000,000 Fort James Corp                                              832,390
            Company Guaranteed Notes
            4.750% June 29, 2004
  3,640,000 Georgia-Pacific Group                                      3,039,291
            Notes
            7.750% November 15, 2029
  1,000,000 International Paper Co                                       938,210
            Debentures
            6.875% November 1, 2023
  2,900,000 Pindo Deli Finance Mauritius ^ (5)                           406,000
            Company Guaranteed Notes
            10.875% October 1, 2027
  1,100,000 Pindo Deli Finance Mauritius ^ (5)                           143,000
            Company Guaranteed Notes
            10.750% October 1, 2007
    875,000 Tjiwi Kimia Finance Mauritius Ltd ^                          133,438
            Company Guaranteed Notes
            10.000% August 1, 2004
                                                                      $5,861,247

PHARMACEUTICALS --- 0.3%
    525,000 Nabi Inc                                                     525,000
            Convertible
            6.500% February 1, 2003
                                                                        $525,000

RAILROADS --- 0.4%
    350,000 Missouri Pacific Railroad Co                                 206,500
            Debentures
            5.000% January 1, 2045
    600,000 TFM SA de CV (2)                                             528,000
            Step Bond 0% - 11.750%
            1.720% June 15, 2009
                                                                        $734,500

REAL ESTATE --- 8.5%
  1,000,000 AMB Property LP                                              970,470
            Company Guaranteed Bonds
            7.500% June 30, 2018
    500,000 EOP Operating LP                                             476,185
            Notes
            7.500% April 19, 2029
    750,000 Federal Realty Investment Trust REIT                         712,365
            Convertible
            5.250% October 28, 2003
  2,500,000 First Industrial LP                                        2,397,138
            Notes
            7.500% December 1, 2017
  2,000,000 First Industrial LP                                        1,835,820
            Notes
            7.600% July 15, 2028
  1,500,000 Highwoods Properties Inc REIT                              1,335,600
            Senior Notes
            7.500% April 15, 2018
    750,000 Meditrust Cos REIT                                           675,000
            Notes
            7.000% August 15, 2007
  2,000,000 ProLogis Trust REIT                                        1,857,380
            Debentures
            7.625% July 1, 2017
  1,875,000 SUSA Partnership LP                                        1,730,625
            Debentures
            7.500% December 1, 2027
  1,000,000 SUSA Partnership LP                                          952,580
            Debentures
            7.450% July 1, 2018
  2,500,000 Security Capital Group Inc                                 2,190,750
            Notes
            7.700% June 15, 2028
    250,000 Sizeler Property Investors Inc REIT                          248,075
            Convertible
            8.000% July 15, 2003
    500,000 Spieker Properties Inc REIT                                  478,545
            Debentures
            7.350% December 1, 2017
  1,000,000 TriNet Corporate Realty Trust Inc REIT                       789,500
            Senior Notes
            7.700% July 15, 2017
                                                                     $16,650,033

RETAIL --- 2.5%
    275,000 CML Group Inc ^ (5)                                              165
            Convertible
            5.500% January 15, 2003
  1,000,000 JC Penney Co Inc                                             980,000
            Notes
            7.050% May 23, 2005
    500,000 JC Penney Co Inc                                             409,857
            Debentures
            7.125% November 15, 2023
    750,000 JC Penney Co Inc                                             646,093
            Debentures
            7.650% August 15, 2016
     99,000 Jacobson's Stores Inc ^                                       14,850
            Convertible
            6.750% December 15, 2011
  2,850,000 Kmart Corp                                                 1,821,161
            Debentures
            7.950% February 1, 2023
    500,000 Sears Roebuck Acceptance Corp                                458,881
            Notes
            6.750% January 15, 2028
    750,000 Venator Group Inc                                            623,693
            Debentures
            8.500% January 15, 2022
                                                                      $4,954,700

SUPRANATIONALS --- 3.3%
  4,500,000 European Bank for Reconstruction & Development (3)           441,130
            Zero Coupon
            6.086% February 10, 2028
  1,000,000 International Bank for Reconstruction & Development          435,731
            Senior Notes
            8.000% May 23, 2007
 19,425,000 International Bank for Reconstruction & Development (3)    5,593,246
            Zero Coupon
            10.820% August 20, 2007
                                                                      $6,470,107

TELEPHONE & TELECOMMUNICATIONS --- 9.3%
    500,000 CIENA Corp                                                   324,500
            Convertible
            3.750% February 1, 2008
  1,100,000 COLT Telecom Group PLC                                       552,159
            Convertible
            2.000% December 16, 2006
  1,000,000 COLT Telecom Group PLC                                       519,816
            Convertible
            2.000% April 3, 2007
  1,000,000 COLT Telecom Group PLC                                       523,110
            Convertible
            2.000% March 29, 2006
    150,000 KPNQwest NV                                                   82,139
            Senior Notes
            7.125% June 1, 2009
    500,000 Koninklijke KPN NV                                           362,838
            Convertible
            3.500% November 24, 2005
  1,775,000 Level 3 Communications Inc                                   492,918
            Convertible
            6.000% March 15, 2010
  2,750,000 Level 3 Communications Inc (2)                               632,500
            Step Bond 0% - 12.875%
            18.730% March 15, 2010
    500,000 Level 3 Communications Inc (2)                               156,250
            Step Bond 0% - 10.500%
            17.540% December 1, 2008
    552,663 Loxley Public Co Ltd                                         262,515
            Bonds
            7.000% April 30, 2008
    675,000 NTL Communications Corp (2)                                  168,750
            Step Bond 0% - 12.375%
            21.620% October 1, 2008
  2,000,000 NTL Communications Corp (2)                                  756,808
            Step Bond 0% - 9.750%
            19.350% April 15, 2009
    450,000 NTL Inc (2)                                                  170,282
            Step Bond 0% - 10.750%
            5.990% April 1, 2008
  1,500,000 NTL Inc (2)                                                  390,000
            Step Bond 0% - 9.750%
            22.750% April 1, 2008
    500,000 Nextel International Inc                                      35,000
            Senior Notes
            12.750% August 1, 2010
  1,400,000 Nextel International Inc ^ (2)                                70,000
            Step Bond 0% - 12.125%
            53.760% April 15, 2008
    790,000 Northern Telecom Ltd                                         513,729
            Company Guaranteed Bonds
            7.875% June 15, 2026
  1,275,000 PTC International Finance BV (2)                           1,093,313
            Step Bond 0% - 10.750%
            2.810% July 1, 2007
    250,000 Philippine Long Distance Telephone Co                        153,042
            Notes
            8.350% March 6, 2017
  1,000,000 Pliant Systems Inc (5)                                           310
            Convertible
            5.000% May 15, 2003
  1,223,000 RCN Corp (2)                                                 315,901
            Step Bond 0% - 11.000%
            36.760% July 1, 2008
    737,000 RCN Corp (2)                                                 217,415
            Step Bond 0% - 11.125%
            22.230% October 15, 2007
  1,531,000 RCN Corp (2)                                                 411,456
            Step Bond 0% - 9.800%
            22.650% February 15, 2008
  2,500,000 Sprint Capital Corp                                        2,286,725
            Company Guaranteed Bonds
            6.875% November 15, 2028
  1,000,000 Tritel PCS Inc (2)                                           860,000
            Step Bond 0% - 12.750%
            2.060% May 15, 2009
    250,000 US West Capital Funding Inc                                  216,098
            Company Guaranteed Bonds
            6.500% November 15, 2018
  2,500,000 US West Capital Funding Inc                                2,176,625
            Company Guaranteed Bonds
            6.875% July 15, 2028
  1,870,000 US West Capital Funding Inc                                1,765,579
            Company Guaranteed Bonds
            6.375% July 15, 2008
    150,000 Williams Communications Group Inc                             64,125
            Senior Notes
            11.875% August 1, 2010
    200,000 Williams Communications Group Inc                             85,500
            Senior Notes
            11.700% August 1, 2008
  2,750,000 WorldCom Inc - WorldCom Group                              2,496,203
            Senior Notes
            6.950% August 15, 2028
                                                                     $18,155,606

TEXTILES --- 0.2%
     70,000 Dixie Group Inc ^                                             21,000
            Convertible
            7.000% May 15, 2012
    250,000 Kellwood Co                                                  197,378
            Debentures
            7.625% October 15, 2017
    250,000 Phillips-Van Heusen Corp                                     212,500
            Debentures
            7.750% November 15, 2023
                                                                        $430,878

TOBACCO --- 2.7%
  5,185,000 Philip Morris Cos Inc                                      5,357,661
            Debentures
            7.750% January 15, 2027
                                                                      $5,357,661

TRANSPORTATION --- 0.3%
    350,000 APL Ltd                                                      199,500
            Debentures
            8.000% January 15, 2024
    175,000 Builders Transport Inc ^ (5)                                     228
            Convertible
            8.000% August 15, 2005
    100,000 Preston Corp/Yellow Corp                                      81,000
            Convertible
            7.000% May 1, 2011
    509,023 Seabulk International Inc                                    356,316
            Bonds
            12.500% June 30, 2007
                                                                        $637,044

U.S. MUNICIPAL --- 0.4%
  2,000,000 Orange County California Pension (3)                         767,380
            Zero Coupon
            8.090% September 1, 2016
                                                                        $767,380

UTILITIES --- 2.4%
  1,000,000 El Paso CGP Co                                               894,780
            Debentures
            6.950% June 1, 2028
  1,000,000 El Paso Corp                                                 977,070
            Senior Notes
            7.000% May 15, 2011
    750,000 El Paso Energy Corp                                          725,040
            Senior Notes
            6.750% May 15, 2009
    500,000 Salton Sea Funding Corp                                      452,790
            Senior Notes
            7.840% May 30, 2010
  1,800,000 Southern Natural Gas                                       1,692,432
            Notes
            7.350% February 15, 2031
                                                                      $4,742,112

TOTAL BONDS --- 95.3%                                               $185,853,981
(Cost $209,193,178)

COMMON STOCK

OIL & GAS --- 0.1%
      7,407 Diamond Offshore Drilling Inc                                225,173
                                                                        $225,173

PAPER & FOREST PRODUCTS --- 0
      1,000 Asia Pulp & Paper Co Ltd sponsored ADR (wts) # ^ @*                0
                                                                              $0

TELEPHONE & TELECOMMUNICATIONS --- 0.0%
    424,999 Loxley Public Co Ltd*                                         57,653
                                                                         $57,653

TRANSPORTATION --- 0.0%
      2,822 Seabulk International Inc (wts) # ^*                           5,644
        625 Seabulk International Inc ^*                                     234
     16,833 Seabulk International Inc ^*                                  59,757
                                                                         $65,635

TOTAL COMMON STOCK --- 0.2%                                             $348,461
(Cost $1,267,131)

PREFERRED STOCK

CHEMICALS --- 0.0%
      1,000 EI du Pont de Nemours & Co                                    59,800
                                                                         $59,800

ELECTRIC COMPANIES --- 0.8%
      1,304 Entergy Louisiana Inc                                         66,308
      2,255 New York State Electric & Gas Corp                           105,985
      2,850 Niagara Mohawk Power Corp                                    203,633
     25,000 Pacific Gas & Electric Co*                                   500,000
      1,500 Southern California Edison Co*                               142,078
     15,000 Southern California Edison Co*                               192,750
      5,000 Union Electric Co                                            340,000
        300 Xcel Energy Inc                                               15,600
                                                                      $1,566,354

FINANCIAL SERVICES --- 0.0%
      6,000 Owens Corning Capital # ^*                                     6,000
                                                                          $6,000

GOLD, METALS & MINING --- 0.0%
     25,850 Bethlehem Steel Corp # ^                                      32,313
                                                                         $32,313

HOUSEHOLD GOODS --- 0.3%
     15,250 Newell Financial Trust Inc                                   566,156
                                                                        $566,156

OIL & GAS --- 1.0%
     43,500 Weatherford International Inc                              2,006,438
                                                                      $2,006,438

REAL ESTATE --- 0.5%
      4,400 AMB Property Corp REIT                                       112,200
      2,200 Centerpoint Properties Corp REIT                              55,550
      6,500 Equity Residential Properties Trust REIT Series G            164,450
      5,500 Equity Residential Properties Trust REIT Series L            134,310
      1,160 First Industrial Realty Trust Inc REIT                        29,012
      5,000 Highwoods Properties Inc REIT                                116,100
      9,000 New Plan Excel Realty Trust REIT                             224,100
      7,100 ProLogis Trust REIT                                          168,341
                                                                      $1,004,063

TELEPHONE & TELECOMMUNICATIONS --- 0.3%
      1,395 Adelphia Business Solutions Inc ^                              3,488
     33,500 Philippine Long Distance Telephone Co sponsored ADR          661,625
                                                                        $665,113

UTILITIES --- 0.0%
        811 MDU Resources Group Inc #                                     72,990
                                                                         $72,990

TOTAL PREFERRED STOCK --- 3.1%                                        $5,979,227
(Cost $7,691,134)

SHORT-TERM INVESTMENTS

AGENCY --- 1.4%
  2,772,000 Farmer Mac                                                 2,771,884
                                                                      $2,771,884

TOTAL SHORT-TERM INVESTMENTS --- 1.4%                                 $2,771,884
(Cost $2,771,884)

TOTAL LOOMIS SAYLES CORPORATE BOND PORTFOLIO --- 100.0%             $194,953,553
(Cost $220,923,327)

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Maxim INVESCO ADR Portfolio and Maxim Loomis Sayles Corporate Bond Portfolio of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim INVESCO ADR Portfolio and Maxim Loomis Sayles Corporate Bond Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
February 12, 2002

                            MAXIM SERIES FUND, INC.
          Financial Statements and Financial Highlights for the Years
                        Ended December 31, 2001 and 2000

                          Ariel MidCap Value Portfolio

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                                                                          ARIEL
                                                                                         MIDCAP
                                                                                          VALUE
                                                                                        PORTFOLIO
                                                                                     ----------------
                                                                                     ----------------
ASSETS:
     Investments in securities, market value  (1)                                  $      86,512,999
     Cash                                                                                     11,205
     Dividends and interest receivable                                                        94,952
                                                                                     ----------------
                                                                                     ----------------

     Total assets                                                                         86,619,156
                                                                                     ----------------
                                                                                     ----------------

LIABILITIES:
     Due to investment adviser                                                                78,974
                                                                                     ----------------
                                                                                     ----------------

NET ASSETS                                                                         $      86,540,182
                                                                                     ================
                                                                                     ================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                                 $       4,435,469
     Additional paid-in capital                                                           70,531,977
     Net unrealized appreciation on investments                                           11,933,578
     Undistributed net investment income                                                      51,066
     Accumulated net realized loss on investments                                           (411,908)
                                                                                     ----------------
                                                                                     ----------------

NET ASSETS                                                                         $      86,540,182
                                                                                     ================
                                                                                     ================

NET ASSET VALUE PER OUTSTANDING SHARE                                              $          1.9511
                                                                                     ================
                                                                                     ================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                          150,000,000
     Outstanding                                                                          44,354,693

(1)  Cost of investments in securities:                                            $      74,579,421

See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                                                                           ARIEL
                                                                                          MIDCAP
                                                                                           VALUE
                                                                                         PORTFOLIO
                                                                                      ----------------
                                                                                      ----------------
INVESTMENT INCOME:
     Interest                                                                       $         123,300
     Dividends                                                                              1,050,976
                                                                                      ----------------
                                                                                      ----------------

     Total income                                                                           1,174,276
                                                                                      ----------------
                                                                                      ----------------

EXPENSES:
     Audit fees                                                                                 8,748
     Investment administration                                                                107,518
     Bank and custodial fees                                                                    9,781
     Other expenses                                                                            17,941
     Management fees                                                                          737,827
                                                                                      ----------------
                                                                                      ----------------

     Total expenses                                                                           881,815

     Less amount reimbursed by investment adviser                                              27,489
                                                                                      ----------------
                                                                                      ----------------

     Net expenses                                                                             854,326
                                                                                      ----------------
                                                                                      ----------------

NET INVESTMENT INCOME                                                                         319,950
                                                                                      ----------------
                                                                                      ----------------
                                                                                                    0
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                                                       3,219,428
     Change in net unrealized appreciation on investments                                   9,455,037
                                                                                      ----------------
                                                                                      ----------------

     Net realized and unrealized gain on investments                                       12,674,465
                                                                                      ----------------
                                                                                      ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $      12,994,415
                                                                                      ================
                                                                                      ================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                                                             ARIEL MIDCAP VALUE
                                                                                 PORTFOLIO
                                                                       -------------------------------
                                                                       -------------------------------
                                                                           2001             2000
                                                                       -------------    --------------
                                                                       -------------    --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                            $      319,950   $       407,454
    Net realized gain on investments                                      3,219,428         3,289,455
    Change in net unrealized appreciation on investments                  9,455,037         5,834,534
                                                                       -------------    --------------
                                                                       -------------    --------------

    Net increase in net assets resulting from operations                 12,994,415         9,531,443
                                                                       -------------    --------------
                                                                       -------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                             (271,965)         (404,374)
    From net realized gains                                              (3,287,103)       (3,093,770)
                                                                       -------------    --------------
                                                                       -------------    --------------

    Total distributions                                                  (3,559,068)       (3,498,144)
                                                                       -------------    --------------
                                                                       -------------    --------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                    28,612,115        13,686,957
    Reinvestment of distributions                                         3,559,068         3,498,144
    Redemptions of shares                                               (18,763,399)      (27,020,137)
                                                                       -------------    --------------
                                                                       -------------    --------------

    Net increase (decrease) in net assets resulting from                 13,407,784        (9,835,036)
       share transactions
                                                                       -------------    --------------
                                                                       -------------    --------------

    Total increase (decrease) in net assets                              22,843,131        (3,801,737)

NET ASSETS:
    Beginning of period                                                  63,697,051        67,498,788
                                                                       -------------    --------------
                                                                       -------------    --------------

    End of period (1)                                                $   86,540,182   $    63,697,051
                                                                       =============    ==============
                                                                       =============    ==============
                                                                                  0
OTHER INFORMATION:

SHARES:
    Sold                                                                 15,833,515         9,164,205
    Issued in reinvestment of distributions                               1,884,883         2,154,742
    Redeemed                                                            (10,311,330)      (18,166,159)
                                                                       -------------    --------------
                                                                       -------------    --------------

    Net increase (decrease)                                               7,407,068        (6,847,212)
                                                                       =============    ==============
                                                                       =============    ==============

(1) Including undistributed (overdistributed) net investment income  $       51,066   $    (1,727,306)

See notes to financial statements.


MAXIM SERIES FUND, INC.

ARIEL MIDCAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                       Year Ended December 31,
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                          2001         2000          1999 *       1998          1997
                                       -----------   ----------   -----------  -----------   -----------
                                       -----------   ----------   -----------  -----------   -----------

Net Asset Value, Beginning of Period $     1.7240  $    1.5412  $     1.8417 $     1.5532  $     1.4327

Income from Investment Operations

Net investment income (loss)               0.0543       0.0035        0.0115      (0.0092)      (0.0437)
Net realized and unrealized gain           0.2563       0.2779        0.0029       0.5058        0.2257
                                       -----------   ----------   -----------  -----------   -----------
                                       -----------   ----------   -----------  -----------   -----------

Total Income From
     Investment Operations                 0.3106       0.2814        0.0144       0.4966        0.1820
                                       -----------   ----------   -----------  -----------   -----------
                                       -----------   ----------   -----------  -----------   -----------

Less Distributions

From net investment income                (0.0063)     (0.0108)      (0.0115)      0.0000
From net realized gains                   (0.0772)     (0.0878)      (0.3034)     (0.2081)      (0.0615)
                                       -----------   ----------   -----------  -----------   -----------
                                       -----------   ----------   -----------  -----------   -----------

Total Distributions                       (0.0835)     (0.0986)      (0.3149)     (0.2081)      (0.0615)
                                       -----------   ----------   -----------  -----------   -----------
                                       -----------   ----------   -----------  -----------   -----------

Net Asset Value, End of Period       $     1.9511  $    1.7240  $     1.5412 $     1.8417  $     1.5532
                                       ===========   ==========   ===========  ===========   ===========
                                       ===========   ==========   ===========  ===========   ===========
                                           0.0000

Total Return                               18.20%       18.69%         0.26%       33.77%        12.95%

Net Assets, End of Period            $ 86,540,182  $ 63,697,051 $ 67,498,788 $ 317,547,944 $ 233,939,911

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                      1.13%        1.19%         1.04%        1.02%         1.06%
- After Reimbursement #                     1.10%        1.10%         1.04%        1.02%         1.06%

Ratio of Net Investment Income (Loss) to
Average Net Assets:
- Before Reimbursement                      0.38%        0.61%         0.36%       (0.64%)       (0.51%)
- After Reimbursement #                     0.41%        0.70%         0.36%       (0.64%)       (0.51%)

Portfolio Turnover Rate                    26.68%       41.65%       182.75%       87.81%       139.74%

*  The per share information was computed based on average shares.

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
-----------------------------------------------------------------------

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES
      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Ariel MidCap Value Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
      The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio. For the year ended December 31, 2001, the Portfolio reclassified $603,207 from accumulated net realized gain on investments to undistributed net investment income and $1,127,180 from paid-in-capital to undistributed net investment income.

2.    INVESTMENT ADVISORY AGREEMENT

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.95% of the average daily net assets of the Portfolio. However, the investment adviser shall pay any expenses which exceed an annual rate, including management fees, of 1.10% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.

3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $28,161,752 and $19,894,067, respectively. For the year ended December 31, 2001, there were no purchases or sales of U.S. Government securities.

4.      UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2001, the U.S. Federal income tax cost basis was $74,708,408. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $14,956,808 and gross depreciation of securities in which there was an excess of tax cost over value of $3,152,217, resulting in net appreciation of $11,804,591.

5.      TAX INFORMATION (unaudited)

      For federal income tax purposes the following is furnished with respect to distributions paid by the Portfolio during its taxable year ended December 31, 2001.

      The Portfolio designated and paid $2,696,060 as a long-term capital gain distribution.

      Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2001, 100.00% qualifies for the dividend received deduction available to the Portfolio's corporate shareholders.

The Maxim Series Fund

Ariel MidCap Value Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 0
      5,976 Orbital Sciences Corp (wts) @*                                     0
                                                                              $0

CHEMICALS --- 2.8%
     42,400 Avery Dennison Corp                                        2,396,872
                                                                      $2,396,872

COMPUTER SOFTWARE & SERVICES --- 6.3%
     96,400 Equifax Inc                                                2,328,060
      3,099 Per-Se Technologies Inc (wts) @*                                   0
    107,000 SunGard Data Systems Inc*                                  3,095,510
                                                                      $5,423,570

FINANCIAL SERVICES --- 12.2%
     24,900 Certegy Inc*                                                 852,078
     46,900 Franklin Resources Inc                                     1,654,163
     69,300 MBIA Inc                                                   3,716,559
     89,400 MBNA Corp                                                  3,146,880
     34,600 T Rowe Price Group Inc                                     1,201,658
                                                                     $10,571,338

FOOD & BEVERAGES --- 3.2%
     66,400 McCormick & Co Inc (nonvtg)                                2,786,808
                                                                      $2,786,808

HARDWARE & TOOLS --- 1.7%
     39,400 Black & Decker Corp                                        1,486,562
                                                                      $1,486,562

HOTELS/MOTELS --- 2.5%
     78,300 Carnival Corp                                              2,198,664
                                                                      $2,198,664

HOUSEHOLD GOODS --- 6.5%
     53,100 Clorox Co                                                  2,100,105
     34,100 Fortune Brands Inc                                         1,350,019
     96,250 Leggett & Platt Inc                                        2,213,750
                                                                      $5,663,874

INSURANCE RELATED --- 3.8%
     35,700 XL Capital Ltd Class A                                     3,261,552
                                                                      $3,261,552

LEISURE & ENTERTAINMENT --- 2.1%
     26,600 International Game Technology*                             1,816,780
                                                                      $1,816,780

MEDICAL PRODUCTS --- 6.5%
    109,600 Apogent Techologies Inc*                                   2,827,680
     49,600 Bausch & Lomb Inc                                          1,867,936
     42,600 Sybron Dental Specialties Inc*                               919,308
                                                                      $5,614,924

MISCELLANEOUS --- 1.5%
     69,000 Energizer Holdings Inc*                                    1,314,450
                                                                      $1,314,450

OFFICE EQUIPMENT & SUPPLIES --- 5.4%
    100,600 Herman Miller Inc                                          2,380,196
     60,400 Pitney Bowes Inc                                           2,271,644
                                                                      $4,651,840

PRINTING & PUBLISHING --- 8.4%
     82,500 Lee Enterprises Inc                                        3,000,525
     50,700 McClatchy Co Class A                                       2,382,900
     50,500 Tribune Co                                                 1,890,215
                                                                      $7,273,640

REAL ESTATE --- 3.8%
    111,725 Rouse Co REIT                                              3,272,425
                                                                      $3,272,425

RETAIL --- 3.6%
     42,500 Neiman Marcus Group Inc*                                   1,320,475
     88,300 Toys R Us Inc*                                             1,831,342
                                                                      $3,151,817

SPECIALIZED SERVICES --- 17.3%
    192,100 Cendant Corp*                                              3,767,082
     74,800 Dun & Bradstreet Corp*                                     2,640,440
     41,000 H&R Block Inc                                              1,832,700
     85,700 Harte-Hanks Inc                                            2,414,169
     75,300 Interpublic Group of Cos Inc                               2,224,362
    148,700 ServiceMaster Co                                           2,052,060
                                                                     $14,930,813

TELEPHONE & TELECOMMUNICATIONS --- 3.8%
    100,700 CenturyTel Inc                                             3,302,960
                                                                      $3,302,960

TEXTILES --- 1.1%
     28,800 Jones Apparel Group Inc*                                     955,296
                                                                        $955,296

TOYS --- 3.0%
    159,025 Hasbro Inc                                                 2,580,976
                                                                      $2,580,976

TOTAL COMMON STOCK --- 95.5%                                         $82,655,161
(Cost $70,721,583)

SHORT-TERM INVESTMENTS

AGENCY --- 4.5%
  3,858,000 Farmer Mac                                                 3,857,838
                                                                      $3,857,838

TOTAL SHORT-TERM INVESTMENTS --- 4.5%                                 $3,857,838
(Cost $3,857,838)

TOTAL ARIEL MIDCAP VALUE PORTFOLIO --- 100.0%                        $86,512,999
(Cost $74,579,421)

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Ariel MidCap Value Portfolio of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Ariel MidCap Value Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
February 12, 2002

                            MAXIM SERIES FUND, INC.
   Financial Statements and Financial Highlights for the Years Ended December
                               31, 2001 and 2000

                              Index 600 Portfolio


MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                                                                          INDEX
                                                                                           600
                                                                                        PORTFOLIO
                                                                                     ----------------
                                                                                     ----------------
ASSETS:
     Investments in securities, market value  (1)                                  $      32,042,874
     Cash                                                                                     11,722
     Dividends and interest receivable                                                        19,460
     Receivable for investments sold                                                          89,288
                                                                                     ----------------
                                                                                     ----------------

            Total assets                                                                  32,163,344
                                                                                     ----------------
                                                                                     ----------------

LIABILITIES:
     Due to investment adviser                                                                15,725
     Payable for investments purchased                                                       118,354
     Variation margin on futures contracts                                                     7,050
                                                                                     ----------------
                                                                                     ----------------

            Total liabilities                                                                141,129
                                                                                     ----------------
                                                                                     ----------------

NET ASSETS                                                                         $      32,022,215
                                                                                     ================
                                                                                     ================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                                 $       4,299,257
     Additional paid-in capital                                                           26,020,913
     Net unrealized appreciation on investments and futures contracts                      2,159,233
     Undistributed net investment income                                                       5,595
     Accumulated net realized loss on investments and futures contracts                     (462,783)
                                                                                     ----------------
                                                                                     ----------------

NET ASSETS                                                                         $      32,022,215
                                                                                     ================
                                                                                     ================

NET ASSET VALUE PER OUTSTANDING SHARE                                              $          0.7448
                                                                                     ================
                                                                                     ================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                          100,000,000
     Outstanding                                                                          42,992,573

(1)  Cost of investments in securities:                                            $      29,895,591

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                                                                         INDEX
                                                                                          600
                                                                                       PORTFOLIO
                                                                                     ---------------
                                                                                     ---------------
INVESTMENT INCOME:
     Interest                                                                      $         17,081
     Dividends                                                                              213,834
                                                                                     ---------------
                                                                                     ---------------

     Total income                                                                           230,915
                                                                                     ---------------
                                                                                     ---------------

EXPENSES:
     Management fees                                                                        173,599
                                                                                     ---------------
                                                                                     ---------------

NET INVESTMENT INCOME                                                                        57,316
                                                                                     ---------------
                                                                                     ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                                                       309,089
     Net realized loss on futures contracts                                                 (46,913)
     Change in net unrealized appreciation on investments                                 1,239,595
     Change in net unrealized appreciation on futures contracts                              11,950
                                                                                     ---------------
                                                                                     ---------------

     Net realized and unrealized gain on investments and futures contracts                1,513,721
                                                                                     ---------------
                                                                                     ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $      1,571,037
                                                                                     ===============
                                                                                     ===============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

                                                                         INDEX 600
                                                                         PORTFOLIO
                                                            ---------------------------------
                                                            ---------------------------------
                                                                 2001              2000
                                                            ---------------    --------------
                                                            ---------------    --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                $         57,316   $        99,536
     Net realized gain on investments                              309,089         5,258,629
     Net realized loss on futures contracts                        (46,913)          (34,138)
     Change in net unrealized appreciation on investments        1,239,595        (2,589,385)
     Change in net unrealized appreciation on futures contracts     11,950           (61,800)
                                                            ---------------    --------------
                                                            ---------------    --------------

     Net increase in net assets resulting from operations        1,571,037         2,672,842
                                                            ---------------    --------------
                                                            ---------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                    (52,544)          (99,712)
     From net realized gains                                    (2,184,678)       (3,446,531)
                                                            ---------------    --------------
                                                            ---------------    --------------

     Total distributions                                        (2,237,222)       (3,546,243)
                                                            ---------------    --------------
                                                            ---------------    --------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                          10,165,209        14,955,564
     Reinvestment of distributions                               2,237,222         3,546,243
     Redemptions of shares                                      (7,992,820)      (14,518,257)
                                                            ---------------    --------------
                                                            ---------------    --------------

     Net increase in net assets resulting from share transactions4,409,611         3,983,550
                                                            ---------------    --------------
                                                            ---------------    --------------

     Total increase in net assets                                3,743,426         3,110,149

NET ASSETS:
     Beginning of period                                        28,278,789        25,168,640
                                                            ---------------    --------------
                                                            ---------------    --------------

     End of period  (1)                                   $     32,022,215   $    28,278,789
                                                            ===============    ==============
                                                            ===============    ==============
                                                                         0
OTHER INFORMATION:

SHARES:
     Sold                                                       13,518,723        17,868,363
     Issued in reinvestment of distributions                     3,451,739         4,827,858
     Redeemed                                                  (10,802,080)      (17,337,737)
                                                            ---------------    --------------
                                                            ---------------    --------------

     Net increase                                                6,168,382         5,358,484
                                                            ===============    ==============
                                                            ===============    ==============

(1) Including undistributed net investment income         $          5,595   $           772

See notes to financial statements.

MAXIM SERIES FUND, INC.

INDEX 600 PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                       Year Ended December 31,
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                          2001          2000         1999         1998          1997
                                       -----------   -----------  -----------  -----------   -----------
                                       -----------   -----------  -----------  -----------   -----------

Net Asset Value, Beginning of Period $     0.7679  $     0.7999 $     0.7921 $     1.2588  $     1.2370

Income from Investment Operations

Net investment income                      0.0014        0.0028       0.0049       0.0069        0.0081
Net realized and unrealized gain (loss)    0.0331        0.0743       0.0809      (0.0532)       0.2419
                                       -----------   -----------  -----------  -----------   -----------
                                       -----------   -----------  -----------  -----------   -----------

Total Income (Loss) From
Investment Operations                      0.0345        0.0771       0.0858      (0.0463)       0.2500
                                       -----------   -----------  -----------  -----------   -----------
                                       -----------   -----------  -----------  -----------   -----------

Less Distributions

From net investment income                (0.0013)      (0.0028)     (0.0049)     (0.0069)      (0.0081)
From net realized gains                   (0.0563)      (0.1063)     (0.0731)     (0.4135)      (0.2201)
                                       -----------   -----------  -----------  -----------   -----------
                                       -----------   -----------  -----------  -----------   -----------

Total Distributions                       (0.0576)      (0.1091)     (0.0780)     (0.4204)      (0.2282)
                                       -----------   -----------  -----------  -----------   -----------
                                       -----------   -----------  -----------  -----------   -----------

Net Asset Value, End of Period       $     0.7448  $     0.7679 $     0.7999 $     0.7921  $     1.2588
                                       ===========   ===========  ===========  ===========   ===========
                                       ===========   ===========  ===========  ===========   ===========
                                           0.0000
                                                                                   -1.58%
Total Return                                5.82%        10.25%       11.85%       (1.58%)       21.00%

Net Assets, End of Period            $ 32,022,215  $ 28,278,789 $ 25,168,640 $ 23,618,628  $ 121,454,805

Ratio of Expenses to
Average Net Assets                          0.60%         0.60%        0.60%        0.60%         0.60%

Ratio of Net Investment Income to
Average Net Assets                          0.20%         0.36%        0.66%        0.25%         0.66%

Portfolio Turnover Rate                    33.31%        85.61%       37.75%       59.18%       102.45%

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES
      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Index 600 Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek investment results that track the total return of the common stocks that comprise the Standard & Poor's SmallCap 600 Stock Index. The Portfolio is nondiversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Financial Futures Contracts

      The Portfolio may invest in financial futures contracts as a substitute for a comparable market position in the underlying securities. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as "variation margin", are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.


      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio. For the year ended December 31, 2001, the Portfolio reclassified $43 from accumulated net realized gain on investments to undistributed net investment income and $8 from paid-in-capital to undistributed net investment income.

2.    INVESTMENT ADVISORY AGREEMENT

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $10,984,658 and $9,469,513, respectively. For the year ended December 31, 2001, there were no purchases or sales of U.S. Government securities.

4.    UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2001, the U.S. Federal income tax cost basis was $30,527,573. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $6,091,208 and gross depreciation of securities in which there was an excess of tax cost over value of $4,575,907, resulting in net appreciation of $1,515,301.

5.    FUTURES CONTRACTS

      As of December 31, 2001, the Portfolio had 3 open Russell 2000 futures contracts. The contracts expire in March 2002 and the Portfolio has recorded unrealized appreciation of $11,950.



6.      TAX INFORMATION (unaudited)

      For federal income tax purposes the following is furnished with respect to distributions paid by the Portfolio during its taxable year ended December 31, 2001.

      The Portfolio designated and paid $1,721,503 as a long-term capital gain distribution.

      Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2001, 100.00% qualifies for the dividend received deduction available to the Portfolio's corporate shareholders.

The Maxim Series Fund

Index 600 Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 0.9%
      2,170 AAR Corp                                                      19,552
      2,010 Alliant Techsystems Inc*                                     155,172
      2,837 BE Aerospace Inc*                                             26,015
         10 Orbital Sciences Corp (wts) @*                                     0
      2,625 Teledyne Technologies Inc*                                    42,761
      1,350 Triumph Group Inc*                                            43,875
                                                                        $287,375

AGRICULTURE --- 0.6%
      2,895 Corn Products International Inc                              102,049
      3,651 DIMON Inc                                                     26,287
      3,151 Delta & Pine Land Co                                          71,307
                                                                        $199,643

AIRLINES --- 0.9%
      3,585 Atlantic Coast Airlines Holdings Inc*                         83,495
      2,365 Frontier Airlines Inc*                                        40,205
      2,800 Mesa Air Group Inc*                                           21,056
      1,100 Midwest Express Holdings Inc*                                 16,060
      4,663 SkyWest Inc                                                  118,673
                                                                        $279,489

AUTO PARTS & EQUIPMENT --- 0.4%
      1,564 Applied Industrial Technologies Inc                           29,169
      2,025 Intermet Corp                                                  6,784
      1,200 Midas Inc                                                     13,800
      1,041 Standard Motor Products Inc                                   14,470
      1,675 TBC Corp*                                                     22,428
      3,897 Tower Automotive Inc*                                         35,190
                                                                        $121,841

BANKS --- 5.3%
      1,779 American Financial Holdings Inc                               45,204
      2,611 Chittenden Corp                                               72,064
      5,328 Commerce Bancorp Inc                                         209,604
      3,871 Commercial Federal Corp                                       90,969
      3,326 Community First Bankshares Inc                                85,445
      4,258 Cullen/Frost Bankers Inc                                     131,487
      1,875 East West Bancorp Inc                                         48,281
      2,220 First BanCorp                                                 63,270
      4,022 First Midwest Bancorp Inc                                    117,402
      1,085 First Republic Bank*                                          26,203
        935 GBC Bancorp                                                   27,583
      3,828 Hudson United Bancorp                                        109,864
      2,139 Provident Bankshares Corp                                     51,978
      2,305 Riggs National Corp                                           32,201
      3,539 South Finanical Group Inc                                     62,817
      2,664 Southwest Bancorp of Texas Inc*                               80,639
      3,479 Sterling Bancshares Inc                                       43,557
      3,230 Susquehanna Bancshares Inc                                    67,346
      5,873 TrustCo Bank Corp NY                                          73,824
      1,599 UCBH Holdings Inc                                             45,476
      3,654 United Bankshares Inc                                        105,454
      2,198 Whitney Holding Corp                                          96,382
                                                                      $1,687,050

BIOTECHNOLOGY --- 2.4%
      5,912 Advanced Tissue Sciences Inc*                                 25,776
      1,611 ArQule Inc*                                                   27,387
      4,750 Bio-Technology General Corp*                                  39,093
      4,129 Cephalon Inc*                                                312,056
      2,189 Enzo Biochem Inc*                                             51,442
      2,724 IDEXX Laboratories Inc*                                       77,661
      2,880 Organogenesis Inc*                                            13,824
      3,562 Regeneron Pharmaceuticals Inc*                               100,306
      3,388 Techne Corp*                                                 124,848
                                                                        $772,393

BUILDING MATERIALS --- 0.7%
      2,270 Apogee Enterprises Inc                                        35,911
      1,535 Elcor Corp                                                    42,658
      4,620 Lennox International Inc                                      44,814
        965 Simpson Manufacturing Co Inc*                                 55,295
      1,580 Universal Forest Products Inc                                 33,069
                                                                        $211,747

CHEMICALS --- 1.8%
      3,374 Acuity Brands Inc*                                            40,825
      1,865 Arch Chemicals Inc                                            43,268
      2,140 Cambrex Corp                                                  93,304
      1,117 ChemFirst Inc                                                 26,774
      2,625 Georgia Gulf Corp                                             48,563
      2,605 MacDermid Inc                                                 44,155
      1,200 Material Sciences Corp*                                       12,144
      2,161 Mississippi Chemical Corp*                                     6,116
      1,945 OM Group Inc                                                 128,740
      3,260 Omnova Solutions Inc                                          22,168
        605 Penford Corp                                                   7,532
      7,655 PolyOne Corp                                                  75,019
        720 Quaker Chemical Corp                                          14,832
                                                                        $563,440

COMMUNICATIONS - EQUIPMENT --- 1.5%
      2,275 Allen Telecom Inc*                                            19,338
      3,012 Anixter International Inc*                                    87,378
      4,205 Aspect Communications Corp*                                   16,315
      1,800 Audiovox Corp Class A*                                        13,428
        850 Bel Fuse Inc Class B                                          21,293
      4,540 Brightpoint Inc*                                              14,256
        973 Brooktrout Inc*                                                6,325
      3,634 Cable Design Technologies Corp*                               49,713
      6,665 DMC Stratex Networks Inc*                                     51,854
      1,025 Davox Corp*                                                    9,912
      4,825 Harmonic Inc*                                                 57,997
      1,990 Inter-Tel Inc                                                 38,248
      2,245 Proxim Inc*                                                   22,270
      1,125 SBS Technologies Inc*                                         16,391
      1,980 SymmetriCom Inc*                                              15,068
      1,850 ViaSat Inc*                                                   28,860
                                                                        $468,646

COMPUTER HARDWARE & SYSTEMS --- 0.1%
      1,300 Digi International Inc*                                        8,281
      1,735 Network Equipment Technologies Inc*                            9,456
      1,290 Standard Microsystems Corp*                                   20,021
                                                                         $37,758

COMPUTER SOFTWARE & SERVICES --- 6.3%
      3,363 American Management Systems Inc*                              60,803
      2,030 Analysts International Corp                                    8,384
      2,540 Aspen Technology Inc*                                         42,672
      3,067 Avant! Corp*                                                  62,843
      2,150 Avid Technology Inc*                                          26,123
      1,900 Aware Inc*                                                    15,770
      1,815 BARRA Inc*                                                    85,468
      1,351 Bell Microproducts Inc*                                       17,050
      1,880 CACI International Inc Class A*                               74,232
      4,921 CIBER Inc*                                                    46,503
      2,675 Captaris Inc*                                                  9,871
      1,835 Carreker Corp*                                                10,827
      1,020 Catapult Communications Corp*                                 26,581
      1,745 Computer Task Group Inc*                                       6,875
      1,410 Concord Communications Inc*                                   29,117
      3,289 Dendrite International Inc*                                   46,145
      1,803 Fair Isaac & Co Inc                                          113,625
      2,860 FileNET Corp*                                                 58,029
      1,850 Gerber Scientific Inc                                         17,205
      2,901 HNC Software Inc*                                             59,761
      2,095 Hutchinson Technology Inc*                                    48,646
      2,713 Hyperion Solutions Corp*                                      53,880
      2,680 InterVoice-Brite Inc*                                         34,304
      1,592 Kronos Inc*                                                   77,021
      1,390 MICROS Systems Inc*                                           34,889
      1,860 MRO Software Inc*                                             43,487
      2,261 Manhattan Associates Inc*                                     65,908
      1,150 MapInfo Corp*                                                 18,044
      2,820 NDCHealth Corp                                                97,431
      2,380 NYFIX Inc*                                                    47,648
      2,773 Netegrity Inc*                                                53,685
      1,525 PC-Tel Inc*                                                   14,808
      2,020 Phoenix Technologies Ltd*                                     23,513
      2,864 Progress Software Corp*                                       49,490
      1,240 QRS Corp*                                                     17,484
      1,460 RadiSys Corp*                                                 28,704
      2,230 Radiant Systems Inc*                                          25,645
      2,175 Rainbow Technologies Inc*                                     16,095
      9,760 Read-Rite Corp*                                               64,514
      1,400 Roxio Inc*                                                    23,170
      1,318 Rudolph Technologies Inc*                                     45,234
      1,270 SCM Microsystems Inc*                                         18,593
      1,372 SPSS Inc*                                                     24,353
      2,700 Systems & Computer Tech Corp*                                 27,918
      2,054 THQ Inc*                                                      99,557
      2,981 Take-Two Interactive Software Inc*                            48,203
      2,900 Verity Inc*                                                   58,725
      2,600 Visual Networks Inc*                                          12,012
      1,440 ZixIt Corp*                                                    7,286
      2,000 ePresence Inc*                                                 8,380
                                                                      $2,006,511

COSMETICS & PERSONAL CARE --- 0.2%
      5,388 NBTY Inc*                                                     63,040
      1,285 Nature's Sunshine Products Inc                                15,086
                                                                         $78,126

DISTRIBUTORS --- 1.4%
      3,673 Fleming Cos Inc                                               67,951
        925 Nash-Finch Co                                                 28,768
      2,805 Owens & Minor Inc                                             51,893
      3,577 Performance Food Group Co*                                   125,803
      3,703 Priority Healthcare Corp*                                    130,309
      1,485 United Natural Foods Inc*                                     37,125
                                                                        $441,849

ELECTRIC COMPANIES --- 1.4%
      3,850 Avista Corp                                                   51,051
      1,401 CH Energy Group Inc                                           60,901
        925 Central Vermont Public Service Corp                           15,448
      4,176 El Paso Electric Co*                                          60,552
        440 Green Mountain Power Corp                                      8,206
      2,241 NorthWestern Corp                                             47,173
      2,800 RGS Energy Group Inc                                         105,280
      1,230 UIL Holdings Corp                                             63,099
      2,700 UniSource Energy Corp                                         49,113
                                                                        $460,823

ELECTRONIC INSTRUMENTS & EQUIP --- 5.3%
      1,975 AO Smith Corp                                                 38,513
      4,930 Aeroflex Inc*                                                 93,325
      3,643 Alpha Industries Inc*                                         79,417
      1,135 Analogic Corp                                                 43,709
      3,140 Artesyn Technologies Inc*                                     29,233
      1,215 AstroPower Inc*                                               49,122
      1,135 BEI Technologies Inc                                          19,794
      2,782 Baldor Electric Co                                            58,144
      2,060 Belden Inc                                                    48,513
      1,570 Benchmark Electronics Inc*                                    29,767
      1,665 Black Box Corp*                                               88,045
      2,180 C&D Technologies Inc                                          49,813
      2,665 C-COR.net Corp*                                               38,829
      2,525 Checkpoint Systems Inc*                                       33,835
      2,310 Coherent Inc*                                                 71,425
      1,625 Cohu Inc                                                      32,094
      2,195 Electro Scientific Industries Inc*                            65,872
      2,600 Harman International Industries Inc                          117,260
      1,325 Itron Inc*                                                    40,148
      1,250 Keithley Instruments Inc                                      21,125
      1,900 MagneTek Inc*                                                 17,119
      1,835 Mercury Computer Systems Inc*                                 71,767
      2,960 Methode Electronics Inc Class A                               23,680
      1,637 Park Electrochemical Corp                                     43,217
      1,115 Photon Dynamics Inc*                                          50,900
      2,590 Pioneer-Standard Electronics Inc                              32,893
      1,245 Rogers Corp*                                                  37,724
      2,880 SLI Inc                                                        7,517
      5,192 Stratos Lightwave Inc*                                        31,931
      2,720 Technitrol Inc                                                75,126
      1,794 Three-Five Systems Inc*                                       28,543
      2,035 Trimble Navigation Ltd*                                       32,987
      2,359 Veeco Instruments Inc*                                        85,042
      3,511 Vicor Corp*                                                   56,878
      2,230 Watsco Inc                                                    31,666
      1,800 X-Rite Inc                                                    15,318
                                                                      $1,690,291

ELECTRONICS - SEMICONDUCTOR --- 4.6%
      2,512 ATMI Inc*                                                     59,911
      1,805 AXT Inc*                                                      26,046
      1,977 Actel Corp*                                                   39,362
      8,630 Adaptec Inc*                                                 125,135
      2,570 Advanced Energy Industries Inc*                               68,465
      3,540 Alliance Semiconductor Corp*                                  42,763
      7,925 Axcelis Technologies Inc*                                    102,153
      1,525 Brooks Automation Inc*                                        62,022
      2,475 Cymer Inc*                                                    66,157
      1,425 DuPont Photomasks Inc*                                        61,916
      3,445 ESS Technology Inc*                                           73,241
      1,885 Elantec Semiconductor Inc*                                    72,384
      1,680 Electroglas Inc*                                              24,814
      3,233 Exar Corp*                                                    67,408
      1,895 Helix Technology Corp                                         42,732
      5,350 Kopin Corp*                                                   74,900
      3,985 Kulicke & Soffa Industries Inc*                               68,343
      2,330 Microsemi Corp*                                               69,201
      2,035 Pericom Semiconductor Corp*                                   29,508
      2,415 Photronics Inc*                                               75,710
      2,320 Power Integrations Inc*                                       52,989
        985 Supertex Inc*                                                 17,247
      1,950 Therma Wave Inc*                                              29,094
      1,870 Ultratech Stepper Inc*                                        30,892
      2,623 Varian Semiconductor Equipment Associates Inc*                90,730
                                                                      $1,473,123

ENGINEERING & CONSTRUCTION --- 1.3%
        500 Butler Manufacturing Co                                       13,850
      1,202 EMCOR Group Inc*                                              54,571
      2,327 Florida Rock Industries Inc                                   85,122
      3,350 Foster Wheeler Ltd*                                           17,085
      6,076 Massey Energy Co                                             125,955
      1,755 Texas Industries Inc                                          64,760
      1,495 URS Corp*                                                     40,978
                                                                        $402,321

FINANCIAL SERVICES --- 0.4%
      1,803 Boston Private Financial Holdings Inc                         39,792
      2,066 Cash America International Inc                                17,561
      1,405 Financial Federal Corp*                                       43,906
      3,355 Mutual Risk Management Ltd                                    24,492
                                                                        $125,751

FOOD & BEVERAGES --- 1.4%
      1,485 American Italian Pasta Co Class A*                            62,415
        705 Coca-Cola Bottling Co Consolidated                            26,691
      3,596 Constellation Brands Inc Class A*                            154,089
      2,760 Hain Celestial Group Inc*                                     75,790
      1,585 International Multifoods Corp*                                37,882
        670 J&J Snack Foods Corp*                                         16,382
      2,379 Lance Inc                                                     33,996
      2,425 Ralcorp Holdings Inc*                                         55,048
                                                                        $462,293

GOLD, METALS & MINING --- 0.7%
      1,120 AM Castle & Co                                                 9,184
      1,725 Century Aluminum Co                                           23,046
        810 Cleveland-Cliffs Inc                                          14,823
      1,038 Commercial Metals Co                                          36,309
      1,300 Commonwealth Industries Inc                                    6,110
      1,310 IMCO Recycling Inc*                                            9,367
      1,072 Quanex Corp                                                   30,338
      3,770 Steel Dynamics Inc*                                           43,770
        800 Steel Technologies Inc                                         7,264
      3,170 Stillwater Mining Co*                                         58,645
                                                                        $238,856

HARDWARE & TOOLS --- 0.6%
      2,415 Scotts Co Class A*                                           114,954
      1,000 Toro Co                                                       45,000
      1,320 WD-40 Co                                                      35,178
                                                                        $195,132

HEALTH CARE RELATED --- 4.5%
      2,160 Accredo Health Inc*                                           85,752
      7,514 AdvancePCS*                                                  220,536
      5,347 Coventry Health Care Inc*                                    106,673
      1,595 Cryolife Inc*                                                 47,850
        551 Curative Health Services Inc*                                  7,439
      5,344 Hooper Holmes Inc                                             47,829
      1,275 Impath Inc*                                                   56,750
      1,845 MAXIMUS Inc*                                                  77,601
      3,986 Mid Atlantic Medical Services Inc*                            90,482
      4,065 Orthodontic Centers of America Inc*                          123,983
      2,045 PAREXEL International Corp*                                   29,346
      1,970 Pediatrix Medical Group Inc*                                  66,822
      4,304 Pharmaceutical Product Development Inc*                      139,062
      2,640 Province Healthcare Co*                                       81,470
      1,445 RehabCare Group Inc*                                          42,772
      4,075 Renal Care Group Inc*                                        130,808
      2,210 Sierra Health Services Inc*                                   17,901
      7,715 US Oncology Inc*                                              58,171
                                                                      $1,431,247

HEAVY TRUCKS & PARTS --- 0.3%
      1,425 Oshkosh Truck Corp                                            69,469
      1,645 Titan International Inc                                        7,797
      1,850 Wabash National Corp                                          14,430
                                                                         $91,696

HOMEBUILDING --- 2.4%
      3,955 Champion Enterprises Inc*                                     48,686
      6,315 DR Horton Inc                                                204,985
      2,710 Fleetwood Enterprises Inc                                     30,704
      2,226 MDC Holdings Inc                                              84,121
        624 NVR Inc*                                                     127,296
      1,065 Ryland Group Inc                                              77,958
        664 Skyline Corp                                                  21,414
      2,450 Standard Pacific Corp                                         59,584
      2,860 Toll Brothers Inc*                                           125,554
                                                                        $780,302

HOTELS/MOTELS --- 0.2%
      2,425 Marcus Corp                                                   34,314
      3,637 Prime Hospitality Corp*                                       40,189
                                                                         $74,503

HOUSEHOLD GOODS --- 1.1%
      1,925 Applica Inc*                                                  17,344
        925 Bassett Furniture Industries Inc                              12,959
      3,190 Ethan Allen Interiors Inc                                    132,672
      2,615 Fedders Corp                                                   7,950
      4,953 La-Z-Boy Inc                                                 108,074
      1,215 Libbey Inc                                                    39,670
        556 National Presto Industries Inc                                15,429
      1,100 Royal Appliance Manufacturing Co*                              5,489
        900 Salton Inc*                                                   16,992
                                                                        $356,579

INSURANCE RELATED --- 2.0%
      1,654 Delphi Financial Group Inc Class A                            55,078
      5,590 First American Financial Corp                                104,757
      5,765 Fremont General Corp                                          45,082
      1,185 Hilb Rogal & Hamilton Co                                      66,419
      1,472 LandAmerica Financial Group Inc                               42,246
      1,707 Philadelphia Consolidated Holding Corp*                       64,371
      2,404 Presidential Life Corp                                        49,426
        770 RLI Corp                                                      34,650
        750 SCPIE Holdings Inc                                            21,938
      2,120 Selective Insurance Group Inc                                 46,068
      1,440 Stewart Information Services Corp*                            28,440
      3,036 Trenwick Group Ltd                                            30,876
      1,485 Zenith National Insurance Corp                                41,491
                                                                        $630,842

INVESTMENT BANK/BROKERAGE FIRM --- 1.3%
      1,686 Colonial Properties Trust                                     52,519
      2,075 Jefferies Group Inc                                           87,793
      3,955 Raymond James Financial Inc                                  140,482
      1,375 SWS Group Inc                                                 34,994
      2,659 Shurgard Storage Centers Inc Class A                          85,088
                                                                        $400,876

LEISURE & ENTERTAINMENT --- 2.3%
      1,930 Arctic Cat Inc                                                32,810
      2,400 Argosy Gaming Corp*                                           78,048
      3,085 Aztar Corp*                                                   56,456
      2,346 Bally Total Fitness*                                          50,580
      1,300 Coachmen Industries Inc                                       15,600
        805 Huffy Corp*                                                    5,152
      1,525 JAKKS Pacific Inc*                                            28,899
      1,515 K2 Inc*                                                       10,923
      1,300 Meade Instruments Corp*                                        4,654
      3,468 Midway Games Inc*                                             52,055
      2,325 Monaco Coach Corp*                                            50,848
      2,160 Pinnacle Entertainment Inc*                                   13,025
      1,912 Polaris Industries Inc                                       110,418
      2,147 SCP Pool Corp*                                                58,935
      2,225 Sturm Ruger & Co Inc                                          26,656
      1,120 Thor Industries Inc                                           41,496
      2,668 WMS Industries Inc*                                           53,360
      1,675 Winnebago Industries Inc                                      61,875
                                                                        $751,790

MACHINERY --- 0.7%
      1,325 Gardner Denver Inc*                                           29,574
      2,029 Manitowoc Co Inc                                              63,102
      2,757 Milacron Inc                                                  43,588
      4,873 Timken Co                                                     78,845
                                                                        $215,109

MANUFACTURING --- 6.4%
      2,900 AptarGroup Inc                                               101,587
      2,448 Armor Holdings Inc*                                           66,072
      1,575 Astec Industries Inc*                                         22,775
      2,265 BMC Industries Inc                                             4,666
      1,510 Barnes Group Inc                                              36,225
      1,915 Brady Corp Class A                                            70,089
      1,761 Briggs & Stratton Corp                                        75,195
      1,310 Brush Engineered Materials Inc                                18,654
      2,055 CLARCOR Inc                                                   55,793
      2,315 CTS Corp                                                      36,809
      1,395 CUNO Inc*                                                     42,548
      3,616 Cognex Corp*                                                  92,606
      1,865 Dionex Corp*                                                  47,576
      1,650 Esterline Technologies Corp*                                  26,417
      1,204 Flow International Corp*                                      14,893
      3,485 GenCorp Inc                                                   49,173
      2,595 Graco Inc                                                    101,335
      2,718 Griffon Corp*                                                 40,770
      2,505 IDEX Corp                                                     86,423
      2,230 Insituform Technologies Inc Class A*                          57,043
      1,289 Intermagnetics General Corp*                                  33,385
      1,413 Ionics Inc                                                    42,432
      3,575 JLG Industries Inc                                            38,074
      1,880 Kaman Corp Class A                                            29,328
        760 Lawson Products Inc                                           19,760
        925 Lindsay Manufacturing Co                                      17,899
      1,270 Lydall Inc*                                                   12,700
      2,700 Mueller Industries Inc*                                       89,775
      1,989 Myers Industries Inc                                          27,150
      3,511 Paxar Corp*                                                   49,856
      1,665 RTI International Metals Inc*                                 16,567
      1,669 Regal-Beloit Corp                                             36,384
      2,590 Reliance Steel & Aluminum Co                                  67,988
        985 Robbins & Myers Inc                                           23,059
      2,546 Roper Industries Inc                                         126,027
      2,000 Ryerson Tull Inc                                              22,000
      1,030 SPS Technologies Inc*                                         35,968
      3,355 Shaw Group Inc*                                               78,843
        960 Standex International Corp                                    20,880
      1,200 Thomas Industries Inc                                         30,000
      3,140 Tredegar Corp                                                 59,660
      3,736 Valence Technology Inc*                                       12,590
      1,982 Valmont Industries Inc                                        28,660
      2,205 Watts Industries Inc Class A                                  33,075
        965 Wolverine Tube Inc*                                           10,953
        911 Woodward Governor Co                                          53,066
                                                                      $2,062,728

MEDICAL PRODUCTS --- 4.2%
      1,875 ArthroCare Corp*                                              33,619
      2,087 CONMED Corp*                                                  41,657
      1,255 Cooper Cos Inc                                                62,725
      2,575 Cygnus Inc*                                                   13,519
      1,185 Datascope Corp                                                40,195
      2,330 Diagnostic Products Corp                                     102,404
      2,118 Haemonetics Corp*                                             71,843
      1,489 Hologic Inc*                                                  13,833
      1,635 Inamed Corp*                                                  49,164
      2,475 Invacare Corp                                                 83,432
      1,983 Mentor Corp                                                   56,634
      1,100 Osteotech Inc*                                                 6,105
      1,050 PolyMedica Corp*                                              17,430
      2,640 ResMed Inc*                                                  142,349
      2,523 Respironics Inc*                                              87,397
      1,980 Sola International Inc*                                       38,412
        800 Spacelabs Medical Inc*                                         9,720
      1,335 SurModics Inc*                                                48,674
      3,090 Sybron Dental Specialties Inc*                                66,682
      2,050 Syncor International Corp*                                    58,712
      2,384 Theragenics Corp*                                             23,506
      2,754 Varian Medical Systems Inc*                                  196,250
      2,153 Viasys Healthcare Inc*                                        43,512
      1,020 Vital Signs Inc                                               35,598
                                                                      $1,343,372

OFFICE EQUIPMENT & SUPPLIES --- 0.5%
        985 New England Business Service Inc                              18,863
      2,300 Standard Register Co                                          42,619
      2,761 United Stationers Inc*                                        92,908
                                                                        $154,390

OIL & GAS --- 5.0%
      1,100 Atwood Oceanics Inc*                                          38,335
      2,608 Cabot Oil & Gas Corp Class A                                  62,722
      2,690 Cal Dive International Inc*                                   66,389
      1,205 Carbo Ceramics Inc                                            47,188
      1,375 Dril-Quip Inc*                                                33,138
      1,567 Evergreen Resources Inc*                                      60,502
      4,210 Input/Output Inc*                                             34,564
      1,110 Key Production Co Inc*                                        18,870
      2,067 Lone Star Technologies Inc*                                   36,379
      3,614 Newfield Exploration Co*                                     128,333
      1,420 Nuevo Energy Co*                                              21,300
      1,955 Oceaneering International Inc*                                43,245
      1,740 Offshore Logistics Inc*                                       30,902
      1,722 Patina Oil & Gas Corp                                         47,355
      1,930 Plains Resources Inc*                                         47,497
      4,357 Pogo Producing Co                                            114,458
      1,000 Prima Energy Corp*                                            21,750
      1,840 Remington Oil & Gas Corp*                                     31,832
      1,636 SEACOR SMIT Inc*                                              75,910
      2,085 Seitel Inc*                                                   28,356
      2,344 St Mary Land & Exploration Co                                 49,669
      2,180 Stone Energy Corp*                                            86,110
      2,075 Swift Energy Co*                                              41,915
      1,105 TETRA Technologies Inc*                                       23,150
      3,200 Tom Brown Inc*                                                86,432
      2,959 Unit Corp*                                                    38,171
      2,576 Veritas DGC Inc*                                              47,656
      5,208 Vintage Petroleum Inc                                         75,256
     10,164 XTO Energy Inc                                               177,870
                                                                      $1,615,254

PAPER & FOREST PRODUCTS --- 0.4%
      2,866 Buckeye Technologies Inc*                                     32,959
      2,320 Caraustar Industries Inc                                      16,078
      1,200 Chesapeake Corp                                               33,372
        945 Deltic Timber Corp                                            25,893
      1,259 Pope & Talbot Inc                                             17,941
                                                                        $126,243

PHARMACEUTICALS --- 1.0%
      3,454 Alpharma Inc Class A                                          91,358
      1,964 MGI Pharma Inc*                                               30,010
      2,450 Medicis Pharmaceutical Corp Class A*                         158,246
      1,875 Noven Pharmaceuticals Inc*                                    33,281
                                                                        $312,895

PHOTOGRAPHY/IMAGING --- 0.6%
      2,275 Concord Camera Corp*                                          18,018
      4,565 Pinnacle Systems Inc*                                         36,246
      2,618 Zebra Technologies Corp Class A*                             145,325
                                                                        $199,589

POLLUTION CONTROL --- 0.2%
      2,215 Waste Connections Inc*                                        68,643
                                                                         $68,643

PRINTING & PUBLISHING --- 0.6%
      2,750 Bowne & Co Inc                                                35,200
      1,025 Consolidated Graphics Inc*                                    19,731
      1,830 Information Holdings Inc*                                     51,807
      2,400 John H Harland Co                                             53,040
      2,580 Penton Media Inc                                              16,151
      1,225 Thomas Nelson Inc                                             13,598
                                                                        $189,527

RAILROADS --- 0.2%
      4,830 Kansas City Southern Industries Inc*                          68,248
                                                                         $68,248

REAL ESTATE --- 0.2%
      2,273 Kilroy Realty Corp*                                           59,712
                                                                         $59,712

RESTAURANTS --- 3.2%
      2,992 Applebee's International Inc*                                102,326
      2,245 CEC Entertainment Inc*                                        97,411
      4,017 Cheesecake Factory Inc*                                      139,671
      1,705 IHOP Corp*                                                    49,957
      3,254 Jack In The Box Inc*                                          89,615
      1,755 Landry's Seafood Restaurants Inc                              32,731
      2,000 Lone Star Steakhouse & Saloon Inc                             29,660
      1,800 Luby's Inc*                                                   10,278
      1,565 O'Charley's Inc*                                              28,968
        941 PF Changs China Bistro Inc*                                   44,509
      1,207 Panera Bread Co Class A*                                      62,812
      1,799 Rare Hospitality International Inc*                           40,549
      5,300 Ruby Tuesday Inc                                             109,339
      2,527 Ryan's Family Steak Houses Inc*                               54,710
      2,205 Sonic Corp*                                                   79,380
      2,381 Steak N Shake Co*                                             26,286
      1,775 Triarc Cos Inc*                                               43,133
                                                                      $1,041,335

RETAIL --- 7.5%
      4,294 99 Cents Only Stores*                                        163,601
      1,554 Advanced Marketing Services Inc*                              28,361
      2,385 AnnTaylor Stores Corp*                                        83,475
      1,025 Building Materials Holding Corp*                              11,121
      3,605 Burlington Coat Factory Warehouse Corp                        60,564
      4,095 Casey's General Stores Inc                                    61,016
      2,090 Cato Corp Class A                                             39,501
      2,225 Chicos FAS Inc*                                               88,333
      2,077 Christopher & Banks Corp*                                     71,137
      1,775 Cost Plus Inc*                                                47,038
      1,465 Dress Barn Inc*                                               36,640
      1,025 Factory 2-U Stores Inc*                                       20,541
      1,670 Footstar Inc*                                                 52,271
      1,750 Genesco Inc*                                                  36,330
      2,600 Goody's Family Clothing Inc*                                  10,920
      3,100 Great Atlantic & Pacific Tea Co Inc*                          73,718
      1,851 Group 1 Automotive Inc*                                       52,772
      2,260 Gymboree Corp*                                                26,962
      1,470 Hancock Fabrics Inc                                           19,331
      1,655 Hot Topic Inc*                                                51,950
      1,983 Hughes Supply Inc                                             61,215
      3,445 Insight Enterprises Inc*                                      84,747
      1,540 Jo-Ann Stores Inc Class A*                                    11,011
      3,310 Linens 'n Things Inc*                                         84,405
      3,403 Men's Wearhouse Inc*                                          70,272
      5,292 Michaels Stores Inc*                                         174,371
      4,307 O'Reilly Automotive Inc*                                     157,076
      2,630 Pacific Sunwear of California Inc*                            53,705
      4,300 Pep Boys - Manny Moe & Jack                                   73,745
      7,667 Pier 1 Imports Inc                                           132,946
      1,409 School Specialty Inc*                                         32,238
      2,380 ShopKo Stores Inc*                                            22,610
      3,386 Stein Mart Inc*                                               28,307
        875 Ultimate Electronics Inc*                                     26,250
      1,730 Wet Seal Inc Class A*                                         40,742
      4,455 Whole Foods Market Inc*                                      194,060
      2,890 Zale Corp*                                                   121,033
                                                                      $2,404,315

SAVINGS & LOANS --- 1.5%
      2,040 Anchor Bancorp Wisconsin Inc                                  36,190
      1,372 Dime Community Bancshares                                     38,498
      2,296 Downey Financial Corp                                         94,710
      1,460 FirstFed Financial Corp*                                      37,420
      1,895 MAF Bancorp Inc                                               55,903
      5,310 Staten Island Bancorp Inc                                     86,606
      4,775 Washington Federal Inc                                       123,100
                                                                        $472,427

SHOES --- 0.4%
      1,395 Brown Shoe Co Inc                                             22,655
        790 K-Swiss Inc                                                   26,268
      3,420 Stride Rite Corp                                              22,401
      3,350 Wolverine World Wide Inc                                      50,418
                                                                        $121,742

SPECIALIZED SERVICES --- 6.3%
        955 4Kids Entertainment Inc*                                      19,129
      1,975 ABM Industries Inc                                            61,916
      1,725 ADVO Inc*                                                     74,175
      1,350 AT Cross Co Class A*                                           7,965
      1,620 Aaron Rents Inc                                               26,406
      1,385 Action Performance Cos Inc*                                   42,395
      2,280 Administaff Inc*                                              62,495
        675 Angelica Corp                                                  7,317
      2,370 Arbitron Inc*                                                 80,936
      1,525 CDI Corp*                                                     28,975
        605 CPI Corp                                                      10,043
      2,965 Central Parking Corp                                          58,233
      2,905 Cerner Corp*                                                 145,047
        785 Chemed Corp                                                   26,612
      4,920 Copart Inc*                                                  178,940
      1,722 Corinthian Colleges Inc*                                      70,413
      1,020 Department 56 Inc*                                             8,772
      1,085 Enesco Group Inc*                                              6,836
      1,450 FYI Inc*                                                      48,575
      2,715 FactSet Research Systems Inc                                  94,889
      2,429 Fossil Inc*                                                   51,009
      1,600 Franklin Covey Co*                                             9,648
      1,750 G&K Services Inc Class A                                      56,525
      3,031 Global Payments Inc                                          104,266
      1,050 Hall Kinion & Associates Inc*                                  9,849
      1,620 Heidrick & Struggles International Inc*                       29,403
      1,985 ITT Educational Services Inc*                                 73,187
      1,619 Imagistics International Inc*                                 19,995
      2,415 Information Resources Inc*                                    20,045
        930 Insurance Auto Auctions Inc*                                  13,494
      1,885 Kroll Inc*                                                    28,464
      3,360 Labor Ready Inc*                                              17,170
      1,209 MemberWorks Inc*                                              16,938
      1,140 Mobile Mini Inc*                                              44,597
      1,917 On Assignment Inc*                                            44,033
      1,985 Pegasus Solutions Inc*                                        28,187
      1,707 Pre-Paid Legal Services Inc*                                  37,383
      3,930 Profit Recovery Group International Inc*                      32,030
      3,480 Regis Corp                                                    89,714
      1,635 Russ Berrie & Co Inc                                          49,050
      4,793 Spherion Corp*                                                46,780
      1,125 StarTek Inc*                                                  21,319
      4,231 Tetra Tech Inc*                                               84,239
      1,200 Volt Information Sciences Inc*                                20,520
                                                                      $2,007,914

TELEPHONE & TELECOMMUNICATIONS --- 0.5%
      1,360 Boston Communications Group Inc*                              15,436
      4,404 General Communication Inc Class A*                            37,566
      1,996 Metro One Telecommunications*                                 60,379
      1,060 Metrocall Inc (rights) @*                                          0
      1,103 Tollgrade Communications Inc*                                 36,785
                                                                        $150,166

TEXTILES --- 1.2%
      1,050 Ashworth Inc*                                                  8,285
        560 Haggar Corp                                                    6,076
      4,140 Interface Inc                                                 23,225
      1,910 Kellwood Co                                                   45,859
      2,670 Nautica Enterprises Inc*                                      34,149
        960 OshKosh B'Gosh Inc Class A                                    40,262
        590 Oxford Industries Inc                                         13,924
      2,225 Phillips-Van Heusen Corp                                      24,253
      1,910 Quiksilver Inc*                                               32,852
      2,585 Russell Corp                                                  38,801
      2,530 Too Inc*                                                      69,575
      2,635 Wellman Inc                                                   40,816
                                                                        $378,077

TOBACCO --- 0.1%
      1,179 Schweitzer-Mauduit International Inc                          28,001
                                                                         $28,001

TRANSPORTATION --- 1.8%
      1,960 Arkansas Best Corp                                            56,487
      1,823 Forward Air Corp*                                             61,836
      2,570 Heartland Express Inc*                                        71,369
      2,000 Kirby Corp*                                                   55,100
        700 Landstar System Inc*                                          50,757
      1,550 Roadway Express Inc                                           56,885
      2,200 USFreightways Corp                                            69,080
      3,902 Werner Enterprises Inc                                        94,819
      2,030 Yellow Corp*                                                  50,953
                                                                        $567,286

UTILITIES --- 2.1%
      3,379 Atmos Energy Corp                                             71,804
        873 Cascade Natural Gas Corp                                      19,250
      2,550 Energen Corp                                                  62,858
      1,508 Laclede Group Inc                                             36,041
      1,085 NUI Corp                                                      25,715
      1,515 New Jersey Resources Corp                                     70,902
      2,100 Northwest Natural Gas Co                                      53,550
      2,700 Piedmont Natural Gas Co Inc                                   96,660
      4,354 Southern Union Co*                                            82,116
      2,685 Southwest Gas Corp                                            60,010
      2,040 Southwestern Energy Co*                                       21,216
      2,261 UGI Corp                                                      68,282
                                                                        $668,404

WATER --- 0.5%
        805 American States Water Co                                      28,135
      5,610 Philadelphia Suburban Corp                                   126,506
                                                                        $154,641

TOTAL COMMON STOCK --- 97.2%                                         $31,132,311
(Cost )

SHORT-TERM INVESTMENTS

AGENCY --- 2.5%
    811,000 Farmer Mac                                                   810,966
                                                                        $810,966

U.S. GOVERNMENTS --- 0.3%
    100,000 United States of America (1)                                  99,597
                                                                         $99,597

TOTAL SHORT-TERM INVESTMENTS --- 2.8%                                   $910,563
(Cost $910,563)

TOTAL INDEX 600 PORTFOLIO --- 100.0%                                 $32,042,874
(Cost )

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Index 600 Portfolio of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Index 600 Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
February 12, 2002

                            MAXIM SERIES FUND, INC.
       Financial Statements and Financial Highlights for the Years Ended
                           December 31, 2001 and 2000

                              Index 400 Portfolio

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                                                                           INDEX
                                                                                            400
                                                                                         PORTFOLIO
                                                                                      ----------------
                                                                                      ----------------
ASSETS:
     Investments in securities, market value  (1)                                   $      44,164,406
     Cash                                                                                      22,563
     Dividends and interest receivable                                                         26,797
     Receivable for investments sold                                                          277,956
                                                                                      ----------------
                                                                                      ----------------

     Total assets                                                                          44,491,722
                                                                                      ----------------
                                                                                      ----------------

LIABILITIES:
     Due to investment adviser                                                                 21,903
     Payable for investments purchased                                                        286,486
     Variation margin on futures contracts                                                      9,600
                                                                                      ----------------
                                                                                      ----------------

     Total liabilities                                                                        317,989
                                                                                      ----------------
                                                                                      ----------------

NET ASSETS                                                                          $      44,173,733
                                                                                      ================
                                                                                      ================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                                  $         395,758
     Additional paid-in capital                                                            43,872,828
     Net unrealized appreciation on investments and futures contracts                          98,692
     Undistributed net investment income                                                          724
     Accumulated net realized loss on investments and futures contracts                      (194,269)
                                                                                      ----------------
                                                                                      ----------------

NET ASSETS                                                                          $      44,173,733
                                                                                      ================
                                                                                      ================

NET ASSET VALUE PER OUTSTANDING SHARE                                               $         11.1618
                                                                                      ================
                                                                                      ================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                            80,000,000
     Outstanding                                                                            3,957,584

(1)  Cost of investments in securities:                                             $      44,084,414

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                                                                           INDEX
                                                                                            400
                                                                                         PORTFOLIO
                                                                                       ---------------
                                                                                       ---------------

INVESTMENT INCOME:
    Interest                                                                         $         33,512
    Dividends                                                                                 364,849
                                                                                       ---------------
                                                                                       ---------------

    Total income                                                                              398,361
                                                                                       ---------------
                                                                                       ---------------

EXPENSES:
    Management fees                                                                           215,070
                                                                                       ---------------
                                                                                       ---------------

NET INVESTMENT INCOME                                                                         183,291
                                                                                       ---------------
                                                                                       ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                                          298,886
    Net realized loss on futures contracts                                                    (44,670)
    Change in net unrealized appreciation on investments                                       46,860
    Change in net unrealized appreciation on futures contracts                                 18,700
                                                                                       ---------------
                                                                                       ---------------

    Net realized and unrealized gain on investments                                           319,776
                                                                                       ---------------
                                                                                       ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $        503,067
                                                                                       ===============
                                                                                       ===============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                                                                 INDEX 400
                                                                           PORTFOLIO
                                                                       -------------------------------
                                                                       -------------------------------
                                                                           2001              2000
                                                                       -------------     -------------
                                                                       -------------     -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                            $      183,291    $      127,198
    Net realized gain on investments                                        298,886         1,900,117
    Net realized gain (loss) on futures contracts                           (44,670)          120,232
    Change in net unrealized appreciation on investments                     46,860          (441,059)
    Change in net unrealized appreciation on futures contracts               18,700           (43,625)
                                                                       -------------     -------------
                                                                       -------------     -------------

    Net increase in net assets resulting from operations                    503,067         1,662,863
                                                                       -------------     -------------
                                                                       -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                             (184,478)         (125,340)
    From net realized gains                                                (935,275)       (1,706,249)
                                                                       -------------     -------------
                                                                       -------------     -------------

    Total distributions                                                  (1,119,753)       (1,831,589)
                                                                       -------------     -------------
                                                                       -------------     -------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                    20,526,621        19,182,962
    Reinvestment of distributions                                         1,119,753         1,831,589
    Redemptions of shares                                                (7,248,387)       (1,183,219)
                                                                       -------------     -------------
                                                                       -------------     -------------

    Net increase in net assets resulting from share transactions         14,397,987        19,831,332
                                                                       -------------     -------------
                                                                       -------------     -------------

    Total increase in net assets                                         13,781,301        19,662,606

NET ASSETS:
    Beginning of period                                                  30,392,432        10,729,826
                                                                       -------------     -------------
                                                                       -------------     -------------

    End of period  (1)                                               $   44,173,733    $   30,392,432
                                                                       =============     =============
                                                                       =============     =============
                                                                                  0
OTHER INFORMATION:

SHARES:
    Sold                                                                  1,892,204         1,542,698
    Issued in reinvestment of distributions                                 108,638           161,127
    Redeemed                                                               (652,742)          (98,034)
                                                                       -------------     -------------
                                                                       -------------     -------------

    Net increase                                                          1,348,100         1,605,791
                                                                       =============     =============
                                                                       =============     =============

(1) Including undistributed net investment income                    $          724    $        1,911

See notes to financial statements.

MAXIM SERIES FUND, INC.

INDEX 400 PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2001, 2000 and the period ended December 31, 1999 are as follows:

                                                     Period Ended December 31,
                                                    ---------------------------------------------
                                                    ---------------------------------------------
                                                       2001             2000             1999
                                                    -----------      -----------      -----------
                                                    -----------      -----------      -----------
                                                                                         (A)

Net Asset Value, Beginning of Period              $    11.6469     $    10.6903     $    10.0000

Income from Investment Operations
                                                                         0.0000           0.0000
Net investment income                                   0.0523           0.0853           0.0393
Net realized and unrealized gain (loss)                (0.2145)          1.6823           0.6902
                                                    -----------      -----------      -----------
                                                    -----------      -----------      -----------

Total Income (Loss) From Investment Operations         (0.1622)          1.7676           0.7295
                                                    -----------      -----------      -----------
                                                    -----------      -----------      -----------

Less Distributions

From net investment income                             (0.0528)         (0.0847)         (0.0392)
From net realized gains                                (0.2701)         (0.7263)
                                                    -----------      -----------      -----------
                                                    -----------      -----------      -----------

Total Distributions                                    (0.3229)         (0.8110)         (0.0392)
                                                    -----------      -----------      -----------
                                                    -----------      -----------      -----------

Net Asset Value, End of Period                    $    11.1618     $    11.6469     $    10.6903
                                                    ===========      ===========      ===========
                                                    ===========      ===========      ===========
                                                             -

Total Return                                            (1.13%)          16.79%            7.30% #

Net Assets, End of Period                         $ 44,173,733     $ 30,392,432     $ 10,729,826

Ratio of Expenses to Average Net Assets                  0.60%            0.60%            0.60% *

Ratio of Net Investment Income to Average Net Assets     0.51%            0.75%            0.92% *

Portfolio Turnover Rate                                 50.48%           93.50%           26.41% #

# Based on operations for the period shown and, accordingly, are not representative of a full year.

*Annualized

(A)  The portfolio commenced operations on July 26, 1999.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
-------------------------------------------------------------------------

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES
      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Index 400 Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek investment results that track the total return of the common stocks that comprise the Standard & Poor's MidCap 400 Index. The Portfolio is nondiversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Financial Futures Contracts

      The Portfolio may invest in financial futures contracts as a substitute for a comparable market position in the underlying securities. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as "variation margin", are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.


      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

     Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

2.    INVESTMENT ADVISORY AGREEMENT

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $30,049,320 and $17,695,452, respectively. For the year ended December 31, 2001, there were no purchases or sales of U.S. Government securities.

4.    UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2001, the U.S. Federal income tax cost basis was $44,599,772. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $4,704,377 and gross depreciation of securities in which there was an excess of tax cost over value of $5,139,743, resulting in net depreciation of $435,366.

5.    FUTURES CONTRACTS

      As of December 31, 2001, the Portfolio had 4 open MidCap 400 futures contracts. The contracts expire in March 2002 and the Portfolio has recorded unrealized appreciation of $18,700.


6.      TAX INFORMATION (unaudited)

      For federal income tax purposes the following is furnished with respect to distributions paid by the Portfolio during its taxable year ended December 31, 2001.

      The Portfolio designated and paid $807,919 as a long-term capital gain distribution.

      Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2001, 100.00% qualifies for the dividend received deduction available to the Portfolio's corporate shareholders.

The Maxim Series Fund

Index 400 Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 0.2%
      2,575 Precision Castparts Corp                                      72,744
        539 Sequa Corp Class A*                                           25,613
                                                                         $98,357

AGRICULTURE --- 0.1%
      1,384 Universal Corp                                                50,391
                                                                         $50,391

AIR FREIGHT --- 0.8%
      2,503 Airborne Inc                                                  37,119
      1,979 Atlas Air Worldwide Holdings Inc*                             28,992
      2,523 CNF Inc                                                       84,647
      2,472 EGL Inc*                                                      34,484
      2,586 Expeditors International of Washington Inc                   147,273
                                                                        $332,515

AIRLINES --- 0.1%
      1,344 Alaska Air Group Inc*                                         39,110
                                                                         $39,110

AUTO PARTS & EQUIPMENT --- 1.1%
      3,330 ArvinMeritor Inc                                              65,401
      1,008 Bandag Inc                                                    35,038
      1,286 BorgWarner Inc                                                67,194
      3,836 Gentex Corp*                                                 102,536
      3,297 Lear Corp*                                                   125,748
      1,730 Modine Manufacturing Co                                       40,361
      1,273 Superior Industries International Inc                         51,238
                                                                        $487,516

BANKS --- 7.9%
      3,318 Associated Banc-Corp                                         117,092
      7,755 Banknorth Group Inc                                          174,643
      2,476 City National Corp                                           116,001
      5,815 Colonial BancGroup Inc                                        81,933
      6,497 Compass Bancshares Inc                                       183,865
      6,418 First Tennessee National Corp                                232,717
      2,411 First Virginia Banks Inc                                     122,382
      4,388 FirstMerit Corp                                              118,871
      2,490 Greater Bay Bancorp                                           71,164
      8,096 Hibernia Corp                                                144,028
      2,963 Independence Community Bank Corp                              67,438
      4,777 M&T Bank Corp                                                348,004
      5,353 Marshall & Ilsley Corp                                       338,738
      3,547 Mercantile Bankshares Corp                                   152,663
     10,342 National Commerce Financial Corp                             261,653
      8,195 North Fork Bancorp Inc                                       262,158
      3,981 Pacific Century Financial Corp                               103,068
      2,525 Provident Financial Group Inc                                 66,357
      4,617 Roslyn Bancorp Inc                                            80,798
      2,443 Silicon Valley Bancshares*                                    65,301
      3,936 TCF Financial Corp                                           188,849
      1,772 Westamerica Bancorp                                           70,118
      1,625 Wilmington Trust Corp                                        102,879
                                                                      $3,470,720

BIOTECHNOLOGY --- 3.4%
      2,793 COR Therapeutics Inc*                                         66,836
      4,818 Gilead Sciences Inc*                                         316,639
      7,692 IDEC Pharmaceuticals Corp*                                   530,211
      3,323 Incyte Genomics Inc*                                          64,998
     11,184 Millennium Pharmaceuticals Inc*                              274,120
      4,456 Protein Design Labs Inc*                                     146,157
      3,827 Vertex Pharmaceuticals Inc*                                   94,106
                                                                      $1,493,067

BROADCAST/MEDIA --- 1.1%
      2,462 Emmis Communications Corp Class A*                            58,202
      2,350 Entercom Communications Corp*                                117,500
      5,562 Hispanic Broadcasting Corp*                                  141,831
      5,507 Westwood One Inc*                                            165,485
                                                                        $483,018

BUILDING MATERIALS --- 0.5%
      2,136 Granite Construction Inc                                      51,435
      2,462 Martin Marietta Materials Inc                                114,729
      3,076 Quanta Services Inc*                                          47,463
                                                                        $213,627

CHEMICALS --- 2.5%
      1,526 A Schulman Inc                                                20,830
      3,510 Airgas Inc*                                                   53,071
      2,351 Albemarle Corp                                                56,424
      3,254 Cabot Corp                                                   116,168
      5,725 Crompton Corp                                                 51,525
      2,094 Cytec Industries Inc*                                         56,538
      1,592 FMC Corp                                                      94,724
      1,790 Ferro Corp                                                    46,182
      1,406 HB Fuller Co                                                  40,451
      5,852 IMC Global Inc                                                76,076
      2,576 Lubrizol Corp                                                 90,392
      5,966 Lyondell Chemical Co                                          85,493
        958 Minerals Technologies Inc                                     44,681
      2,179 Olin Corp                                                     35,169
      5,226 RPM Inc                                                       75,568
      5,292 Solutia Inc                                                   74,194
      2,511 Valspar Corp                                                  99,436
                                                                      $1,116,922

COMMUNICATIONS - EQUIPMENT --- 1.5%
      2,055 ADTRAN Inc*                                                   52,444
      4,105 Advanced Fibre Communications*                                72,535
      2,581 CommScope Inc*                                                54,898
      3,378 Harris Corp                                                  103,063
      1,944 L-3 Communications Holdings Inc*                             174,960
      2,504 Plantronics Inc*                                              64,203
      4,559 Polycom Inc*                                                 155,280
                                                                        $677,383

COMPUTER HARDWARE & SYSTEMS --- 2.2%
     17,497 3Com Corp*                                                   111,631
      2,281 Avocent Corp*                                                 55,314
      1,211 Cabot Microelectronics Corp*                                  95,972
      3,073 Credence Systems Corp*                                        57,066
      1,580 FEI Co*                                                       49,786
      2,014 InFocus Corp*                                                 44,348
      5,724 McDATA Corp*                                                 140,238
      3,247 Mentor Graphics Corp*                                         76,532
      2,620 National Instruments Corp*                                    98,145
      7,759 Quantum Corp-DLT & Storage Systems*                           76,426
      3,516 Sandisk Corp*                                                 50,630
      5,307 Storage Technology Corp*                                     109,696
                                                                        $965,784

COMPUTER SOFTWARE & SERVICES --- 7.8%
      1,667 Advent Software*                                              83,267
      3,043 Affiliated Computer Services Inc Class A*                    322,954
     13,794 Ascential Software Corp*                                      55,866
     12,443 Cadence Design Systems Inc*                                  272,751
      6,956 Electronic Arts Inc*                                         417,012
      9,716 Enterasys Networks Inc*                                       85,987
      4,437 Gartner Inc*                                                  49,694
      2,382 Internet Security Systems Inc*                                76,367
      2,491 Investment Technology Group Inc*                              97,323
      4,503 Jack Henry & Associates Inc                                   98,346
      3,860 Keane Inc*                                                    69,596
      4,523 Legato Systems Inc*                                           58,663
      3,042 Macromedia Inc*                                               54,148
      2,523 Macrovision Corp*                                             88,860
      7,012 Network Associates Inc*                                      181,260
      2,920 RSA Security Inc*                                             50,983
      9,965 Rational Software Corp*                                      194,318
      2,612 Retek Inc*                                                    78,020
     14,121 SunGard Data Systems Inc*                                    408,521
      5,118 Sybase Inc*                                                   80,660
      1,996 Sykes Enterprises Inc*                                        18,643
      3,578 Symantec Corp*                                               237,329
      3,067 Synopsys Inc*                                                181,168
      3,524 Titan Corp*                                                   87,924
      1,912 Transaction Systems Architects Inc Class A*                   23,441
      3,996 Wind River Systems*                                           71,568
                                                                      $3,444,669

DISTRIBUTORS --- 0.3%
      3,481 Patterson Dental Co*                                         142,477
                                                                        $142,477

ELECTRIC COMPANIES --- 5.0%
      4,153 ALLETE Inc                                                   104,656
      4,464 Alliant Energy Corp                                          135,527
      1,373 Black Hills Corp                                              46,462
      2,320 Cleco Corp                                                    50,970
      4,559 Conectiv Inc                                                 111,650
      6,420 DPL Inc                                                      154,594
      2,810 DQE Inc                                                       53,193
      5,914 Energy East Corp                                             112,307
      3,101 Great Plains Energy Inc                                       78,145
      1,719 Hawaiian Electric Industries Inc                              69,241
      1,863 IDACORP Inc                                                   75,638
      5,249 Montana Power Co*                                             30,182
      2,677 NSTAR                                                        120,063
      7,173 Northeast Utilities                                          126,460
      3,984 OGE Energy Corp                                               91,951
      5,559 Potomac Electric Power Co                                    125,467
      2,036 Public Service Co of New Mexico                               56,906
      4,416 Puget Energy Inc                                              96,666
      5,338 Scana Corp                                                   148,557
      5,158 Sierra Pacific Resources                                      77,628
      5,803 UtiliCorp United Inc                                         146,062
      3,602 Western Resources Inc                                         61,954
      5,987 Wisconsin Energy Corp                                        135,067
                                                                      $2,209,346

ELECTRONIC INSTRUMENTS & EQUIP --- 6.2%
      5,047 Arrow Electronics Inc*                                       150,905
     23,579 Atmel Corp*                                                  186,746
      5,959 Avnet Inc                                                    151,776
      4,082 Cirrus Logic Inc*                                             53,964
      6,237 Cypress Semiconductor Corp*                                  124,303
      1,354 DSP Group Inc*                                                31,494
      2,933 Hubbell Inc Class B                                           86,172
      5,355 Integrated Device Technology Inc*                            142,389
      3,245 International Rectifier Corp*                                113,186
      4,445 KEMET Corp*                                                   78,899
      2,493 LTX Corp*                                                     52,203
      6,364 Lam Research Corp*                                           147,772
      5,530 Lattice Semiconductor Corp*                                  113,752
      2,015 MIPS Technologies Inc*                                        16,080
      4,708 Micrel Inc*                                                  123,491
      6,755 Microchip Technology Inc*                                    261,689
      1,902 Newport Corp                                                  36,671
      2,152 Plexus Corp*                                                  57,157
      8,450 RF Micro Devices Inc*                                        162,494
      2,025 SPX Corp*                                                    277,223
      3,565 Semtech Corp*                                                127,235
      4,473 TranSwitch Corp*                                              20,129
      6,539 TriQuint Semiconductor Inc*                                   80,168
      8,153 Vishay Intertechnology Inc*                                  158,984
                                                                      $2,754,882

ELECTRONICS - SEMICONDUCTOR --- 0.6%
      3,700 Cree Inc*                                                    109,002
      5,086 Fairchild Semiconductor Corp                                 143,425
                                                                        $252,427

FINANCIAL SERVICES --- 4.6%
      4,271 AmeriCredit Corp*                                            134,750
      4,768 Astoria Financial Corp                                       126,161
      3,560 Certegy Inc*                                                 121,823
      5,956 Dime Bancorp Inc                                             214,892
      6,833 Golden State Bancorp                                         178,683
      5,075 GreenPoint Financial Corp                                    181,431
      3,156 IndyMac Bancorp Inc*                                          73,787
      1,587 Investors Financial Services Corp                            105,075
      3,293 Metris Cos Inc                                                84,663
      1,313 NCO Group Inc*                                                30,068
      3,559 Neuberger Berman Inc                                         156,240
      2,239 PMI Group Inc                                                150,035
      5,541 SEI Investments Co                                           249,955
     12,614 Sovereign Bancorp Inc                                        154,395
      2,543 Webster Financial Corp                                        80,181
                                                                      $2,042,139

FOOD & BEVERAGES --- 3.1%
      1,741 Bob Evans Farms Inc                                           42,776
      2,244 Dean Foods Co*                                               153,041
      2,860 Dole Food Co Inc                                              76,734
      1,735 Dreyer's Grand Ice Cream Inc                                  66,815
      7,048 Hormel Foods Corp                                            189,380
      2,535 Interstate Bakeries Corp                                      61,296
      1,212 JM Smucker Co                                                 42,881
      3,451 McCormick & Co Inc (nonvtg)                                  144,838
      7,916 PepsiAmericas Inc                                            109,241
      2,483 Sensient Technologies Corp                                    51,671
      5,757 Smithfield Foods Inc*                                        126,884
      2,606 Tootsie Roll Industries Inc                                  101,842
     17,660 Tyson Foods Inc Class A                                      203,973
                                                                      $1,371,372

GOLD, METALS & MINING --- 0.4%
      5,466 AK Steel Holding Corp                                         62,203
      2,625 Arch Coal Inc                                                 59,588
      1,110 Carpenter Technology Corp                                     29,548
      2,800 UCAR International Inc*                                       29,960
                                                                        $181,299

HEALTH CARE RELATED --- 4.4%
      2,775 Apria Healthcare Group Inc*                                   69,347
      3,001 Covance Inc*                                                  68,123
      5,879 Cytyc Corp*                                                  153,442
      4,018 Express Scripts Inc Class A*                                 187,882
      4,994 First Health Group Corp*                                     123,552
      6,241 Health Net Inc*                                              135,929
      2,010 LifePoint Hospitals Inc*                                      68,420
      5,442 Lincare Holdings Inc*                                        155,913
      4,752 Omnicare Inc                                                 118,230
      4,727 Oxford Health Plans Inc*                                     142,472
      1,760 PacifiCare Health Systems Inc*                                28,160
      4,884 Quest Diagnostics Inc*                                       350,232
      3,635 Triad Hospitals Inc*                                         106,687
      1,823 Trigon Healthcare Inc*                                       126,607
      3,000 Universal Health Services Inc Class B*                       128,340
                                                                      $1,963,336

HOMEBUILDING --- 0.6%
      7,059 Clayton Homes Inc                                            120,709
      3,279 Lennar Corp                                                  153,523
                                                                        $274,232

HOTELS/MOTELS --- 0.2%
      4,724 Extended Stay America Inc*                                    77,474
                                                                         $77,474

INSURANCE RELATED --- 3.7%
      2,666 Allmerica Financial Corp                                     118,770
      3,489 American Financial Group Inc                                  85,655
      4,330 Arthur J Gallagher & Co                                      149,342
      2,316 Everst Re Group Ltd                                          163,741
      4,425 Fidelity National Financial Inc                              109,740
      3,052 HCC Insurance Holdings Inc                                    84,083
      2,096 Horace Mann Educators Corp                                    44,477
      2,841 Leucadia National Corp                                        82,020
      2,454 Mony Group Inc                                                84,835
      3,084 Ohio Casualty Corp*                                           49,498
      6,006 Old Republic International Corp                              168,228
      3,527 Protective Life Corp                                         102,036
      4,737 Radian Group Inc                                             203,454
      1,542 StanCorp Financial Group Inc                                  72,860
      3,385 Unitrin Inc                                                  133,775
                                                                      $1,652,514

INVESTMENT BANK/BROKERAGE FIRM --- 2.0%
      4,016 AG Edwards Inc                                               177,387
     18,887 E*TRADE Group Inc*                                           193,592
      3,570 Eaton Vance Corp                                             126,914
      2,980 LaBranche & Co Inc*                                          102,691
      3,350 Legg Mason Inc                                               167,433
      4,074 Waddell & Reed Financial Class A                             131,183
                                                                        $899,200

LEISURE & ENTERTAINMENT --- 1.2%
      3,876 Callaway Golf Co                                              74,225
      1,501 GTECH Holdings Corp*                                          67,980
      2,683 International Speedway Corp Class A                          104,905
      3,678 Mandalay Resort Group*                                        78,709
     15,229 Park Place Entertainment Corp*                               139,650
      4,700 Six Flags Inc*                                                72,286
                                                                        $537,755

MANUFACTURING --- 3.8%
      3,684 AGCO Corp                                                     58,134
      1,533 Albany International Corp Class A*                            33,266
      3,658 American Standard Cos Inc*                                   249,585
      1,639 Ametek Inc                                                    52,268
      1,507 Carlisle Cos Inc                                              55,729
      3,666 Diebold Inc                                                  148,253
      2,229 Donaldson Co Inc                                              86,574
      2,330 Federal Signal Corp                                           51,889
      2,230 Flowserve Corp*                                               59,340
      2,534 Furniture Brands International Inc*                           81,139
      2,075 Harsco Corp                                                   71,173
      3,138 Hillenbrand Industries Inc                                   173,437
      1,761 Imation Corp*                                                 38,002
      1,487 Kaydon Corp                                                   33,725
      1,527 Kennametal Inc                                                61,492
      1,709 Nordson Corp                                                  45,135
      2,533 Pentair Inc                                                   92,480
      1,415 Stewart & Stevenson Services Inc                              26,616
        917 Tecumseh Products Co Class A                                  46,428
      2,014 Teleflex Inc                                                  95,282
      2,286 Trinity Industries Inc                                        62,111
      1,914 York International Corp                                       72,981
                                                                      $1,695,039

MEDICAL PRODUCTS --- 1.5%
      5,374 Apogent Techologies Inc*                                     138,649
      3,038 Beckman Coulter Inc                                          134,583
      2,616 Dentsply International Inc                                   131,323
      2,952 Edwards Lifesciences Corp*                                    81,564
      2,156 Henry Schein Inc*                                             79,837
      3,521 Steris Corp*                                                  64,329
      2,894 VISX Inc*                                                     38,346
                                                                        $668,631

MISCELLANEOUS --- 1.0%
      2,352 Blyth Industries Inc                                          54,684
      2,024 Church & Dwight Co Inc                                        53,899
      4,824 Dial Corp                                                     82,732
      4,699 Energizer Holdings Inc*                                       89,516
      1,854 Lancaster Colony Corp                                         65,836
      3,695 Perrigo Co*                                                   43,675
      3,142 Sotheby's Holdings Inc Class A*                               52,189
                                                                        $442,531

OFFICE EQUIPMENT & SUPPLIES --- 0.7%
      2,973 HON Industries Inc                                            82,203
      3,893 Herman Miller Inc                                             92,108
      3,686 Reynolds & Reynolds Co Class A                                89,386
      2,056 Wallace Computer Services Inc                                 39,043
                                                                        $302,740

OIL & GAS --- 5.8%
      8,411 BJ Services Co*                                              272,937
      2,783 Cooper Cameron Corp*                                         112,322
      6,863 ENSCO International Inc                                      170,546
        577 FMC Technologies Inc                                           9,492
      2,476 Forest Oil Corp*                                              69,848
      5,576 Grant Prideco Inc*                                            64,124
      3,163 Hanover Compressor Co*                                        79,897
      2,554 Helmerich & Payne Inc                                         85,253
      2,351 Murphy Oil Corp                                              197,578
      4,094 National-Oilwell Inc*                                         84,377
      2,850 Noble Affiliates Inc                                         100,577
      8,694 Ocean Energy Inc                                             166,925
      3,902 Patterson-UTI Energy Inc*                                     90,956
      4,020 Pennzoil-Quaker State Co                                      58,089
      5,012 Pioneer Natural Resources Co*                                 96,531
      6,700 Pride International Inc*                                     101,170
      2,510 Smith International Inc*                                     134,586
      3,040 Tidewater Inc                                                103,056
      3,586 Ultramar Diamond Shamrock Corp                               177,435
      3,080 Valero Energy Corp                                           117,410
      4,864 Varco International Inc*                                      72,863
      5,808 Weatherford International Inc*                               216,406
                                                                      $2,582,378

PAPER & FOREST PRODUCTS --- 1.3%
      2,796 Bowater Inc                                                  133,369
      2,576 Longview Fibre Co                                             30,423
      2,128 PH Glatfelter Co                                              33,154
      5,409 Packaging Corp of America*                                    98,173
      1,420 Potlatch Corp                                                 41,634
      1,374 Rayonier Inc                                                  69,346
      4,843 Sonoco Products Co                                           128,727
      2,636 Wausau-Mosinee Paper Corp                                     31,896
                                                                        $566,722

PHARMACEUTICALS --- 2.2%
      2,108 Barr Laboratories Inc*                                       167,291
      4,126 ICN Pharmaceuticals Inc                                      138,221
     10,063 IVAX Corp*                                                   202,669
      6,346 Mylan Laboratories Inc                                       237,975
      3,999 Sepracor Inc*                                                228,183
                                                                        $974,339

POLLUTION CONTROL --- 0.4%
      8,630 Republic Services Inc*                                       172,341
                                                                        $172,341

PRINTING & PUBLISHING --- 1.6%
      5,581 Belo Corp Class A                                            104,644
      2,209 Lee Enterprises Inc                                           80,341
      1,155 Media General Inc Class A                                     57,554
      5,146 Reader's Digest Association Inc Class A                      118,770
      1,751 Scholastic Corp*                                              88,128
        484 Washington Post Co Class B                                   256,520
                                                                        $705,957

REAL ESTATE --- 0.4%
      3,138 Hospitality Properties Trust REIT                             92,571
      4,490 New Plan Excel Realty Trust REIT                              85,535
                                                                        $178,106

RESTAURANTS --- 0.9%
      5,082 Brinker International Inc*                                   151,240
      2,840 CBRL Group Inc                                                83,610
      3,898 Outback Steakhouse Inc*                                      133,507
      1,130 Papa John's International Inc*                                31,052
                                                                        $399,409

RETAIL --- 4.3%
      5,053 Abercrombie & Fitch Co*                                      134,056
      3,587 American Eagle Outfitters Inc*                                93,872
      3,664 BJ's Wholesale Club Inc*                                     161,582
      3,352 Barnes & Noble Inc*                                           99,219
      4,070 Borders Group Inc*                                            80,749
      4,483 CDW Computer Centers Inc*                                    240,782
      2,513 Claire's Stores Inc                                           37,946
      5,698 Dollar Tree Stores Inc*                                      176,125
      1,891 Fastenal Co                                                  125,619
      1,472 Lands' End Inc*                                               73,836
      1,970 Longs Drug Stores Corp                                        46,059
      2,472 Neiman Marcus Group Inc*                                      76,805
      1,121 Payless ShoeSource Inc*                                       62,944
      4,112 Ross Stores Inc                                              131,913
      2,411 Ruddick Corp                                                  38,552
      7,276 Saks Inc*                                                     67,958
      2,778 Tech Data Corp*                                              120,232
      2,845 Williams-Sonoma Inc*                                         122,051
                                                                      $1,890,300

SAVINGS & LOANS --- 0.3%
      5,289 New York Community Bancorp Inc                               120,959
                                                                        $120,959

SHOES --- 0.2%
      2,022 Timberland Co Class A*                                        74,976
                                                                         $74,976

SPECIALIZED SERVICES --- 6.2%
      4,559 Acxiom Corp*                                                  79,646
      5,841 Apollo Group Inc Class A*                                    262,903
      3,030 BISYS Group Inc*                                             193,890
      1,227 Banta Corp                                                    36,221
      2,667 CSG Systems International Inc*                               107,880
      2,801 Catalina Marketing Corp*                                      97,195
      7,384 Ceridian Corp*                                               138,450
      3,878 CheckFree Corp*                                               69,804
      3,224 ChoicePoint Inc*                                             163,425
      2,564 Covanta Energy Corp*                                          11,589
      6,136 DST Systems Inc*                                             305,864
      3,589 DeVry Inc*                                                   102,107
      4,011 Dun & Bradstreet Corp*                                       141,588
      2,117 Dycom Industries Inc*                                         35,375
      1,701 Education Management Corp*                                    61,661
      3,230 Harte-Hanks Inc                                               90,989
      1,353 Jacobs Engineering Group Inc*                                 89,298
      1,779 Kelly Services Inc Class A                                    38,942
      1,953 Korn/Ferry International*                                     20,799
      3,887 Manpower Inc                                                 131,031
      4,946 Modis Professional Services Inc*                              35,314
      2,696 Pittston Brink's Group                                        59,582
      3,252 Powerwave Technologies Inc*                                   56,195
      2,829 Price Communications Corp*                                    54,006
      1,497 Rollins Inc                                                   29,940
      1,963 Sylvan Learning Systems Inc*                                  43,323
      3,692 United Rentals Inc*                                           83,808
      2,688 Valassis Communications Inc*                                  95,747
      4,472 Viad Corp                                                    105,897
                                                                      $2,742,469

TELEPHONE & TELECOMMUNICATIONS --- 0.8%
     11,077 Broadwing Inc*                                               105,232
      2,962 Telephone & Data Systems Inc                                 265,840
                                                                        $371,072

TEXTILES --- 0.6%
      2,199 Coach Inc*                                                    85,717
      2,697 Mohawk Industries Inc*                                       148,011
      2,768 Unifi Inc*                                                    20,068
                                                                        $253,796

TOBACCO --- 0.6%
      4,836 RJ Reynolds Tobacco Holdings Inc                             272,267
                                                                        $272,267

TRANSPORTATION --- 1.0%
      2,046 Alexander & Baldwin Inc                                       54,628
      4,355 CH Robinson Worldwide Inc                                    125,925
      2,502 GATX Corp                                                     81,365
      1,771 JB Hunt Transport Services Inc*                               41,087
      1,790 Overseas Shipholding Group Inc                                40,275
      4,311 Swift Transportation Co Inc*                                  92,730
                                                                        $436,010

UTILITIES --- 1.7%
      2,798 AGL Resources Inc                                             64,410
      3,253 Equitable Resources Inc                                      110,830
      3,493 MDU Resources Group Inc                                       98,328
      4,040 National Fuel Gas Co                                          99,788
      3,034 ONEOK Inc                                                     54,127
      4,130 Questar Corp                                                 103,457
      3,479 Vectren Corp                                                  83,426
      2,421 WGL Holdings Inc                                              70,378
      1,624 Western Gas Resources Inc                                     52,488
                                                                        $737,232

WATER --- 0.5%
      5,055 American Water Works Co Inc                                  211,046
                                                                        $211,046

TOTAL COMMON STOCK --- 97.4%                                         $43,029,852
(Cost )

SHORT-TERM INVESTMENTS

AGENCY --- 2.3%
  1,035,000 Farmer Mac                                                 1,034,957
                                                                      $1,034,957

U.S. GOVERNMENTS --- 0.2%
    100,000 United States of America (1)                                  99,597
                                                                         $99,597

TOTAL SHORT-TERM INVESTMENTS --- 2.6%                                 $1,134,554
(Cost $1,134,554)

TOTAL INDEX 400 PORTFOLIO --- 100.0%                                 $44,164,406
(Cost )

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Index 400 Portfolio of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Index 400 Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
February 12, 2002

                            MAXIM SERIES FUND, INC.
   Financial Statements and Financial Highlights for the Years Ended December
                               31, 2001 and 2000

                    Templeton International Equity Portfolio

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                                                                       TEMPLETON
                                                                                     INTERNATIONAL
                                                                                         EQUITY
                                                                                       PORTFOLIO
                                                                                   -------------------
                                                                                   -------------------
ASSETS:
     Investments in securities, market value  (1)                                $         97,031,882
     Cash denominated in foreign currencies (2)                                                35,529
     Cash                                                                                     133,752
     Dividends and interest receivable                                                        236,031
                                                                                   -------------------
                                                                                   -------------------

            Total assets                                                                   97,437,194
                                                                                   -------------------
                                                                                   -------------------

LIABILITIES:
     Due to investment adviser                                                                 92,329
     Payable for investments purchased                                                        434,152
                                                                                   -------------------
                                                                                   -------------------

            Total liabilities                                                                 526,481
                                                                                   -------------------
                                                                                   -------------------

NET ASSETS                                                                       $         96,910,713
                                                                                   ===================
                                                                                   ===================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                               $          8,971,080
     Additional paid-in capital                                                            92,382,836
     Net unrealized depreciation on investments and translation of assets and
     liabilities denominated in foreign currencies                                         (2,806,388)
     Undistributed net investment income                                                       12,345
     Accumulated net realized loss on investments                                          (1,649,160)
                                                                                   -------------------
                                                                                   -------------------

NET ASSETS                                                                       $         96,910,713
                                                                                   ===================
                                                                                   ===================

NET ASSET VALUE PER OUTSTANDING SHARE                                            $             1.0803
                                                                                   ===================
                                                                                   ===================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                           200,000,000
     Outstanding                                                                           89,710,799

(1)  Cost of investments in securities:                                          $         99,838,196
(2)  Cost of cash denominated in foreign currencies:                                           35,603

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                                                                      TEMPLETON
                                                                                    INTERNATIONAL
                                                                                       EQUITY
                                                                                      PORTFOLIO
                                                                                  ------------------
                                                                                  ------------------
INVESTMENT INCOME:
     Interest                                                                   $           288,778
     Dividends                                                                            1,998,684
     Foreign withholding tax                                                               (200,024)
                                                                                  ------------------
                                                                                  ------------------

     Total income                                                                         2,087,438
                                                                                  ------------------
                                                                                  ------------------

EXPENSES:
     Audit fees                                                                              10,776
     Investment administration                                                              132,305
     Bank and custodial fees                                                                 64,378
     Other expenses                                                                          36,620
     Management fees                                                                        955,664
                                                                                  ------------------
                                                                                  ------------------

     Total expenses                                                                       1,199,743

     Less amount reimbursed by investment adviser                                            30,724
                                                                                  ------------------
                                                                                  ------------------

     Net expenses                                                                         1,169,019
                                                                                  ------------------
                                                                                  ------------------

NET INVESTMENT INCOME                                                                       918,419
                                                                                  ------------------
                                                                                  ------------------
                                                                                                  0
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investments                                                    (1,413,496)
     Change in net unrealized depreciation on investments                                (8,985,070)
     Change in net unrealized depreciation on translation of assets
     and liabilities denominated in foreign currencies                                   (1,366,372)
                                                                                  ------------------
                                                                                  ------------------

     Net realized and unrealized loss on investments and translation of
     assets and liabilities denominated in foreign currencies                           (11,764,938)
                                                                                  ------------------
                                                                                  ------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $       (10,846,519)
                                                                                  ==================
                                                                                  ==================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                                                                                  TEMPLETON
                                                                             INTERNATIONAL EQUITY
                                                                                  PORTFOLIO
                                                                       ----------------------------------
                                                                       ----------------------------------
                                                                            2001               2000
                                                                       ---------------    ---------------
                                                                       ---------------    ---------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                           $        918,419   $        718,783
     Net realized gain (loss) on investments                               (1,413,496)        16,358,946
     Change in net unrealized depreciation on investments                  (8,985,070)       (12,739,005)
     Change in net unrealized depreciation on translation of assets                 0
     and liabilities denominated in foreign currencies                     (1,366,372)        (2,594,317)
                                                                       ---------------    ---------------
                                                                       ---------------    ---------------

     Net increase (decrease) in net assets resulting from operations      (10,846,519)         1,744,407
                                                                       ---------------    ---------------
                                                                       ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                              (913,840)          (719,861)
     From net realized gains                                                 (589,719)       (19,050,151)
                                                                       ---------------    ---------------
                                                                       ---------------    ---------------

     Total distributions                                                   (1,503,559)       (19,770,012)
                                                                       ---------------    ---------------
                                                                       ---------------    ---------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                     38,689,774         43,460,293
     Reinvestment of distributions                                          1,503,559         19,770,012
     Redemptions of shares                                                (25,106,928)       (52,384,495)
                                                                       ---------------    ---------------
                                                                       ---------------    ---------------

     Net increase in net assets resulting from share transactions          15,086,405         10,845,810
                                                                       ---------------    ---------------
                                                                       ---------------    ---------------

     Total increase (decrease) in net assets                                2,736,327         (7,179,795)

NET ASSETS:
     Beginning of period                                                   94,174,386        101,354,181
                                                                       ---------------    ---------------
                                                                       ---------------    ---------------

     End of period  (1)                                              $     96,910,713   $     94,174,386
                                                                       ===============    ===============
                                                                       ===============    ===============
                                                                                    0
OTHER INFORMATION:

SHARES:
     Sold                                                                  33,323,590         28,480,797
     Issued in reinvestment of distributions                                1,461,400         15,978,704
     Redeemed                                                             (21,859,713)       (34,401,408)
                                                                       ---------------    ---------------
                                                                       ---------------    ---------------

     Net increase                                                          12,925,277         10,058,093
                                                                       ===============    ===============
                                                                       ===============    ===============

(1) Including undistributed net investment income                    $         12,345   $          7,766

See notes to financial statements.

MAXIM SERIES FUND, INC.

TEMPLETON INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                      Year Ended December 31,
                                      -----------------------------------------------------------------
                                      -----------------------------------------------------------------
                                         2001         2000          1999         1998          1997
                                      -----------  -----------   -----------  -----------   -----------
                                      -----------  -----------   -----------  -----------   -----------

Net Asset Value, Beginning of Period$     1.2265 $     1.5189  $     1.1874 $     1.2786  $     1.3229

Income from Investment Operations

Net investment income                     0.0103       0.0095        0.0155       0.0270        0.0205
Net realized and unrealized gain (loss)  (0.1394)      0.0080        0.3391      (0.0911)       0.0053
                                      -----------  -----------   -----------  -----------   -----------
                                      -----------  -----------   -----------  -----------   -----------

Total Income (Loss) From
Investment Operations                    (0.1291)      0.0175        0.3546      (0.0641)       0.0258
                                      -----------  -----------   -----------  -----------   -----------
                                      -----------  -----------   -----------  -----------   -----------

Less Distributions

From net investment income               (0.0103)     (0.0094)      (0.0154)     (0.0271)      (0.0204)
From net realized gains                  (0.0068)     (0.3005)      (0.0077)      0.0000       (0.0497)
                                      -----------  -----------   -----------  -----------   -----------
                                      -----------  -----------   -----------  -----------   -----------

Total Distributions                      (0.0171)     (0.3099)      (0.0231)     (0.0271)      (0.0701)
                                      -----------  -----------   -----------  -----------   -----------
                                      -----------  -----------   -----------  -----------   -----------

Net Asset Value, End of Period      $     1.0803 $     1.2265  $     1.5189 $     1.1874  $     1.2786
                                      ===========  ===========   ===========  ===========   ===========
                                      ===========  ===========   ===========  ===========   ===========
                                          0.0000

Total Return                             (10.44%)       1.64%        29.91%       (5.00%)        1.99%

Net Assets, End of Period           $ 96,910,713 $ 94,174,386  $ 101,354,181$ 120,381,642 $ 132,774,511

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                     1.26%        1.25%         1.24%        1.21%         1.21%
- After Reimbursement #                    1.23%        1.25%         1.23%        1.20%         1.20%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                     0.93%        0.73%         0.93%        2.04%         1.69%
- After Reimbursement #                    0.96%        0.73%         0.94%        2.05%         1.70%

Portfolio Turnover Rate                   27.70%       65.41%        58.75%       40.02%        34.30%

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES
      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Templeton International Equity Portfolio are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek long-term capital growth. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      The Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

      Restricted Securities

      The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2001 were $546,879, $403,345, and 0.42%, respectively.

      Foreign Currency Translations

     The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

      The Portfolio isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities including investments in securities at fiscal period end, resulting from changes in the exchange rate.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2001, the Portfolio had available for federal income tax purposes unused capital loss carryover of $1,627,567 which expires in the year 2009.

      Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

2.    INVESTMENT ADVISORY AGREEMENT

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Portfolio. However, the investment adviser shall pay any expenses which exceed an annual rate, including management fees, of 1.50% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.



3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $35,228,744 and $24,358,289, respectively. For the year ended December 31, 2001, there were no purchases or sales of U.S. Government securities.

4.    UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2001, the U.S. Federal income tax cost basis was $99,838,196. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $13,563,457 and gross depreciation of securities in which there was an excess of tax cost over value of $16,369,771, resulting in net depreciation of $2,806,314.

5.    TAX INFORMATION (unaudited)

      For federal income tax purposes the following is furnished with respect to distributions paid by the Portfolio during its taxable year ended December 31, 2001.

      The Portfolio intends to pass through foreign tax credits of $200,024 and has derived gross income from sources within foreign countries amounting to $2,027,313.

The Maxim Series Fund

Templeton International Equity Portfolio

BONDS

FRANCE               --- 0.4%

INSURANCE RELATED
    483,450 AXA SA #                                                     403,345
            Convertible
            2.500% January 1, 2014
                                                                        $403,345

TOTAL FRANCE               --- 0.4%                                     $403,345

TOTAL BONDS --- 0.4%                                                    $403,345
(Cost $576,807)

COMMON STOCK

AUSTRALIA            --- 1.8%

FOREIGN BANKS
     98,660 Australia & New Zealand Banking Group Ltd                    899,427
                                                                        $899,427

HEALTH CARE RELATED
    236,560 Mayne Nickless Ltd                                           833,134
                                                                        $833,134

TOTAL AUSTRALIA            --- 1.8%                                   $1,732,561

BERMUDA              --- 2.9%

INSURANCE RELATED
     44,250 ACE Ltd                                                    1,776,638
     11,620 XL Capital Ltd Class A                                     1,061,603
                                                                      $2,838,241

TOTAL BERMUDA              --- 2.9%                                   $2,838,241

BRAZIL               --- 1.4%

OIL & GAS
     38,030 Petroleo Brasileiro SA ADR*                                  845,407
                                                                        $845,407

TELEPHONE & TELECOMMUNICATIONS
     31,600 Tele Norte Leste Participacoes SA ADR                        493,908
                                                                        $493,908

TOTAL BRAZIL               --- 1.4%                                   $1,339,315

CANADA               --- 5.5%

BROADCAST/MEDIA
     79,420 Nortel Networks Corp*                                        592,055
                                                                        $592,055

ELECTRONIC INSTRUMENTS & EQUIP
     40,400 Celestica Inc*                                             1,625,567
                                                                      $1,625,567

OIL & GAS
     78,680 Husky Energy Inc                                             811,790
                                                                        $811,790

TRANSPORTATION
     32,700 Canadian National Railway Co                               1,571,190
                                                                      $1,571,190

UTILITIES
     55,650 TransCanada PipeLines Ltd                                    692,008
                                                                        $692,008

TOTAL CANADA               --- 5.5%                                   $5,292,610

FINLAND              --- 2.1%

PAPER & FOREST PRODUCTS
    157,450 Stora Enso OYJ Class R                                     2,015,982
                                                                      $2,015,982

TOTAL FINLAND              --- 2.1%                                   $2,015,982

FRANCE               --- 7.4%

AUTO PARTS & EQUIPMENT
     48,160 Compagnie Generale des Etablissements Michelin Class B     1,588,766
     29,500 Valeo SA                                                   1,176,753
                                                                      $2,765,519

INSURANCE RELATED
     43,490 AXA SA*                                                      908,840
                                                                        $908,840

MACHINERY
     46,477 Alstom                                                       516,875
                                                                        $516,875

OIL & GAS
      6,842 Total Fina Elf                                               977,176
                                                                        $977,176

PHARMACEUTICALS
     19,453 Aventis SA                                                 1,381,346
                                                                      $1,381,346

TELEPHONE & TELECOMMUNICATIONS
     34,240 Alcatel                                                      585,356
                                                                        $585,356

TOTAL FRANCE               --- 7.4%                                   $7,135,112

GERMANY              --- 6.5%

AUTOMOBILES
     20,000 Volkswagen AG                                                931,358
                                                                        $931,358

CHEMICALS
     42,720 Bayer AG                                                   1,361,756
                                                                      $1,361,756

FOREIGN BANKS
     14,300 Deutsche Bank AG (registered)                              1,010,978
                                                                      $1,010,978

HEALTH CARE RELATED
     14,600 Merck KGAA*                                                  534,293
                                                                        $534,293

MISCELLANEOUS
     28,898 Veba AG                                                    1,497,017
                                                                      $1,497,017

TRANSPORTATION
     72,380 Deutsche Post AG                                             998,931
                                                                        $998,931

TOTAL GERMANY              --- 6.5%                                   $6,334,333

HONG KONG            --- 5.7%

ELECTRIC COMPANIES
    210,400 CLP Holdings Ltd                                             802,703
                                                                        $802,703

FOREIGN BANKS
    101,261 HSBC Holdings PLC                                          1,184,943
                                                                      $1,184,943

INVESTMENT BANK/BROKERAGE FIRM
    932,000 Peregrine Investments Holdings Ltd @*                              0
                                                                              $0

MISCELLANEOUS
    136,255 Hutchison Whampoa Ltd                                      1,314,865
                                                                      $1,314,865

REAL ESTATE
    212,000 Cheung Kong Holdings Ltd                                   2,202,131
                                                                      $2,202,131

TOTAL HONG KONG            --- 5.7%                                   $5,504,642

IRELAND              --- 1.8%

HEALTH CARE RELATED
     39,450 Elan Corp PLC sponsored ADR*                               1,777,619
                                                                      $1,777,619

TOTAL IRELAND              --- 1.8%                                   $1,777,619

ITALY                --- 3.6%

FOREIGN BANKS
    100,780 Istituto Bancario San Paolo di Tornio                      1,081,301
                                                                      $1,081,301

OIL & GAS
    115,320 Eni SpA*                                                   1,445,747
                                                                      $1,445,747

TELEPHONE & TELECOMMUNICATIONS
    173,880 Telecom Italia SpA RNC                                       928,937
                                                                        $928,937

TOTAL ITALY                --- 3.6%                                   $3,455,985

JAPAN                --- 9.0%

COMPUTER HARDWARE & SYSTEMS
     76,000 Fujitsu Ltd                                                  553,212
                                                                        $553,212

ELECTRONIC INSTRUMENTS & EQUIP
    140,000 Hitachi Ltd                                                1,025,484
    135,000 NEC Corp                                                   1,377,194
     15,400 Sony Corp                                                    703,846
    293,000 Toshiba Corp                                               1,006,028
                                                                      $4,112,552

INSURANCE RELATED
     17,000 Yasuda Fire & Marine Insurance*                               97,284
                                                                         $97,284

INVESTMENT BANK/BROKERAGE FIRM
     59,000 Nomura Securities Co Ltd                                     756,295
                                                                        $756,295

MACHINERY
    279,000 Komatsu Ltd                                                  998,405
                                                                        $998,405

TELEPHONE & TELECOMMUNICATIONS
        169 Nippon Telegraph & Telephone Corp                            550,610
                                                                        $550,610

TRANSPORTATION
    192,000 Nippon Express Co Ltd                                        651,915
                                                                        $651,915

WATER
     81,000 Kurita Water Industries Ltd                                1,005,547
                                                                      $1,005,547

TOTAL JAPAN                --- 9.0%                                   $8,725,820

KOREA                --- 3.8%

ELECTRIC COMPANIES
     75,200 Korea Electric Power Corp sponsored ADR*                     688,080
                                                                        $688,080

ELECTRONIC INSTRUMENTS & EQUIP
     17,600 Samsung Electronics                                        2,024,000
                                                                      $2,024,000

TELEPHONE & TELECOMMUNICATIONS
     47,740 Korea Telecom Corp sponsored ADR*                            970,554
                                                                        $970,554

TOTAL KOREA                --- 3.8%                                   $3,682,634

MEXICO               --- 2.4%

AIRLINES
     55,420 Grupo Aeroportuario del Sureste SA de CV*                    853,468
                                                                        $853,468

TELEPHONE & TELECOMMUNICATIONS
     43,340 Telefonos de Mexico SA sponsored ADR Class L               1,517,767
                                                                      $1,517,767

TOTAL MEXICO               --- 2.4%                                   $2,371,235

NETHERLANDS          --- 6.4%

AIR FREIGHT
     39,363 TNT Post Group NV                                            851,686
                                                                        $851,686

CHEMICALS
     33,590 Akzo Nobel NV                                              1,499,913
                                                                      $1,499,913

ELECTRONIC INSTRUMENTS & EQUIP
     51,202 Koninklijke Philips Electronics NV                         1,521,803
                                                                      $1,521,803

INSURANCE RELATED
     55,940 ING Groep NV                                               1,426,529
                                                                      $1,426,529

PRINTING & PUBLISHING
     38,860 Wolters Kluwer NV                                            885,784
                                                                        $885,784

TOTAL NETHERLANDS          --- 6.4%                                   $6,185,715

NEW ZEALAND          --- 1.8%

PAPER & FOREST PRODUCTS
  1,112,000 Carter Holt Harvey Ltd                                       787,163
                                                                        $787,163

TELEPHONE & TELECOMMUNICATIONS
    451,460 Telecom Corp of New Zealand Ltd                              939,940
                                                                        $939,940

TOTAL NEW ZEALAND          --- 1.8%                                   $1,727,103

PORTUGAL             --- 0.6%

TELEPHONE & TELECOMMUNICATIONS
     80,120 Portugal Telecom SGPS SA*                                    624,215
                                                                        $624,215

TOTAL PORTUGAL             --- 0.6%                                     $624,215

SINGAPORE            --- 0.8%

FOREIGN BANKS
    109,000 DBS Group Holdings Ltd                                       814,608
                                                                        $814,608

TOTAL SINGAPORE            --- 0.8%                                     $814,608

SPAIN                --- 5.5%

ELECTRIC COMPANIES
     97,340 Iberdrola SA                                               1,267,138
                                                                      $1,267,138

FOREIGN BANKS
     36,600 Banco Popular Espanol SA                                   1,201,869
                                                                      $1,201,869

OIL & GAS
     92,330 Repsol YPF SA                                              1,346,610
                                                                      $1,346,610

TELEPHONE & TELECOMMUNICATIONS
     39,021 Telefonica SA*                                             1,563,962
                                                                      $1,563,962

TOTAL SPAIN                --- 5.5%                                   $5,379,579

SWEDEN               --- 3.1%

FINANCIAL SERVICES
    251,270 Nordea AB                                                  1,327,003
                                                                      $1,327,003

FOREIGN BANKS
     68,290 Svenska Handelsbanken AB Class A                           1,002,570
                                                                      $1,002,570

HEAVY TRUCKS & PARTS
     39,560 Volvo AB Class B                                             663,752
                                                                        $663,752

TOTAL SWEDEN               --- 3.1%                                   $2,993,325

SWITZERLAND          --- 1.6%

INSURANCE RELATED
     15,830 Swiss Re*                                                  1,592,248
                                                                      $1,592,248

TOTAL SWITZERLAND          --- 1.6%                                   $1,592,248

UNITED KINGDOM       --- 19.0%

AEROSPACE & DEFENSE
    328,510 BAE Systems PLC                                            1,479,761
    420,910 Rolls-Royce PLC                                            1,016,903
                                                                      $2,496,664

AIRLINES
    148,214 British Airways PLC                                          420,636
                                                                        $420,636

CHEMICALS
    188,735 Imperial Chemical Industries PLC                           1,041,056
                                                                      $1,041,056

ELECTRIC COMPANIES
    207,110 Innogy Holdings PLC                                          578,742
    207,110 International Power PLC*                                     610,391
                                                                      $1,189,133

ELECTRONIC INSTRUMENTS & EQUIP
    487,630 Chubb PLC                                                  1,215,356
                                                                      $1,215,356

ENGINEERING & CONSTRUCTION
    166,396 Hanson PLC                                                 1,138,817
                                                                      $1,138,817

FOOD & BEVERAGES
    203,930 Unilever PLC                                               1,673,950
                                                                      $1,673,950

INSURANCE RELATED
    188,830 Old Mutual PLC                                               240,470
                                                                        $240,470

MANUFACTURING
    249,340 Billiton PLC                                               1,266,484
    153,170 Invensys PLC                                                 265,836
                                                                      $1,532,320

MEDICAL PRODUCTS
    217,970 Nycomed Amersham PLC                                       2,108,017
                                                                      $2,108,017

OIL & GAS
    137,550 Shell Transport & Trading Co PLC                             944,898
                                                                        $944,898

RETAIL
    198,650 J Sainsbury PLC                                            1,058,162
    259,150 Marks & Spencer PLC                                        1,361,573
                                                                      $2,419,735

TELEPHONE & TELECOMMUNICATIONS
    267,740 Cable & Wireless PLC                                       1,287,855
                                                                      $1,287,855

TRANSPORTATION
    688,170 Stagecoach Holdings PLC                                      741,156
                                                                        $741,156

TOTAL UNITED KINGDOM       --- 19.0%                                 $18,450,063

UNITED STATES        --- 0.0%

AEROSPACE & DEFENSE
      2,296 Orbital Sciences Corp (wts) @*                                     0
                                                                              $0

TOTAL UNITED STATES        --- 0.0%                                          $00

TOTAL COMMON STOCK --- 92.7%                                         $89,972,945
(Cost $92,848,242)

PREFERRED STOCK

AUSTRALIA            --- 1.0%

BROADCAST/MEDIA
    148,631 News Corp Ltd (vtg)                                          992,899
                                                                        $992,899

TOTAL AUSTRALIA            --- 1.0%                                     $992,899

TOTAL PREFERRED STOCK --- 1.0%                                          $992,899
(Cost $750,454)

SHORT-TERM INVESTMENTS

UNITED STATES        --- 5.8%

AGENCY
  1,200,000 Fannie Mae                                                 1,199,880
  4,463,000 Farmer Mac                                                 4,462,813
                                                                      $5,662,693

TOTAL UNITED STATES        --- 5.8%                                   $5,662,693

TOTAL SHORT-TERM INVESTMENTS --- 5.8%                                 $5,662,693
(Cost $5,662,693)

TOTAL TEMPLETON INTERNATIONAL EQUITY PORTFOLIO --- 100.0%            $97,031,882
(Cost $99,838,196)

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Templeton International Equity Portfolio of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Templeton International Equity Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
February 12, 2002

                            MAXIM SERIES FUND, INC.
   Financial Statements and Financial Highlights for the Years Ended December
                               31, 2001 and 2000

     Ariel Small-Cap Value, Founders Growth & Income, T. Rowe Price MidCap
                       Growth and Value Index Portfolios

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     T. ROWE
                                                                  ARIEL            FOUNDERS           PRICE
                                                                SMALL-CAP          GROWTH &           MIDCAP            VALUE
                                                                  VALUE             INCOME            GROWTH            INDEX
                                                                PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                               -------------     -------------     -------------     -------------
                                                               -------------     -------------     -------------     -------------
ASSETS:
     Investments in securities, market value  (1)            $  208,523,802    $  102,409,705    $  266,307,446    $  300,381,029
     Cash                                                            12,275            14,982            13,894            70,678
     Dividends and interest receivable                              194,390            78,169            39,484           287,229
     Receivable for investments sold                                      0         1,384,409           990,336           715,013
                                                               -------------     -------------     -------------     -------------
                                                               -------------     -------------     -------------     -------------

     Total assets                                               208,730,467       103,887,265       267,351,160       301,453,949
                                                               -------------     -------------     -------------     -------------
                                                               -------------     -------------     -------------     -------------

LIABILITIES:
     Due to investment adviser                                      178,675           100,763           232,644           150,730
     Payable for investments purchased                            1,668,569         1,931,300           392,909                 0
     Variation margin on futures contracts                                0                 0                 0            17,550
                                                               -------------     -------------     -------------     -------------
                                                               -------------     -------------     -------------     -------------

     Total liabilities                                            1,847,244         2,032,063           625,553           168,280
                                                               -------------     -------------     -------------     -------------
                                                               -------------     -------------     -------------     -------------

NET ASSETS                                                   $  206,883,223    $  101,855,202    $  266,725,607    $  301,285,669
                                                               =============     =============     =============     =============
                                                               =============     =============     =============     =============

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                           $   19,683,449    $   13,164,660    $   17,341,157    $   23,253,281
     Additional paid-in capital                                 157,664,263       122,967,207       205,001,034       331,276,368
     Net unrealized appreciation (depreciation) on               28,595,519         1,336,458        50,712,787       (36,411,929)
        investments and futures
     Undistributed net investment income                                  0                 0                 0            29,714
     Accumulated net realized gain (loss) on investments            939,992       (35,613,123)       (6,329,371)      (16,861,765)
        and futures contracts
                                                               -------------     -------------     -------------     -------------
                                                               -------------     -------------     -------------     -------------

NET ASSETS                                                   $  206,883,223    $  101,855,202    $  266,725,607    $  301,285,669
                                                               =============     =============     =============     =============
                                                               =============     =============     =============     =============

NET ASSET VALUE PER OUTSTANDING SHARE                        $       1.0511    $       0.7737    $       1.5381    $       1.2957
                                                               =============     =============     =============     =============
                                                               =============     =============     =============     =============
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                 300,000,000       200,000,000       230,000,000       300,000,000
     Outstanding                                                196,834,494       131,646,600       173,411,566       232,532,812

(1)  Cost of investments in securities:                      $  179,928,283    $  101,073,247    $  215,594,659    $  336,825,346

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                     T. ROWE
                                                                      ARIEL         FOUNDERS          PRICE
                                                                    SMALL-CAP       GROWTH &         MIDCAP           VALUE
                                                                      VALUE          INCOME          GROWTH           INDEX
                                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                  --------------  --------------  --------------  --------------
                                                                  --------------  --------------  --------------  --------------

INVESTMENT INCOME:
    Interest                                                            587,906 $       225,012 $       595,446 $       148,194
    Dividends                                                         2,502,018       1,089,400         560,354       5,854,627
    Foreign withholding tax                                                   0               0          (1,301)        (36,287)
                                                                  --------------  --------------  --------------  --------------
                                                                  --------------  --------------  --------------  --------------

    Total income                                                      3,089,924       1,314,412       1,154,499       5,966,534
                                                                  --------------  --------------  --------------  --------------
                                                                  --------------  --------------  --------------  --------------

EXPENSES:
    Audit fees                                                            8,139           8,268           7,991
    Investment administration                                           107,518         107,518         107,518
    Bank and custodial fees                                              17,774          18,135          36,273
    Other expenses                                                       33,829          23,170          32,433
    Management fees                                                   1,735,530       1,103,319       2,319,632       2,055,887
                                                                  --------------  --------------  --------------  --------------
                                                                  --------------  --------------  --------------  --------------

    Total expenses                                                    1,902,790       1,260,410       2,503,847       2,055,887

    Less amount reimbursed by investment adviser                          6,964          43,567          68,233
                                                                  --------------  --------------  --------------  --------------
                                                                  --------------  --------------  --------------  --------------

    Net expenses                                                      1,895,826       1,216,843       2,435,614       2,055,887
                                                                  --------------  --------------  --------------  --------------
                                                                  --------------  --------------  --------------  --------------

NET INVESTMENT INCOME (LOSS)                                          1,194,098          97,569      (1,281,115)      3,910,647
                                                                  --------------  --------------  --------------  --------------
                                                                  --------------  --------------  --------------  --------------
                                                                              0               0               0
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investments                           3,607,626     (26,238,422)     (5,140,031)     (2,839,836)
    Net realized loss on futures contracts                                    0                               0      (1,412,677)
    Change in net unrealized appreciation (depreciation) on          19,663,788       3,585,580       5,328,946     (45,801,504)
       investments
    Change in net unrealized appreciation on futures contracts                0                               0         187,350
                                                                  --------------  --------------  --------------  --------------
                                                                  --------------  --------------  --------------  --------------

    Net realized and unrealized gain (loss) on investments and       23,271,414     (22,652,842)        188,915     (49,866,667)
       futures contracts
                                                                  --------------  --------------  --------------  --------------
                                                                  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      24,465,512 $   (22,555,273)$    (1,092,200)$   (45,956,020)
                                                                  ==============  ==============  ==============  ==============
                                                                  ==============  ==============  ==============  ==============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                 ARIEL                           FOUNDERS
                                                                            SMALL-CAP VALUE                  GROWTH & INCOME
                                                                              PORTFOLIO                         PORTFOLIO
                                                                      ----------------------------      ---------------------------
                                                                      ----------------------------      ---------------------------
                                                                         2001             2000             2001            2000
                                                                      -----------      -----------      -----------     -----------
                                                                      -----------      -----------      -----------     -----------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                                    $  1,194,098     $    679,076     $     97,569    $   (283,582)
    Net realized gain (loss) on investments                            3,607,626        6,626,024       (26,238,422)    (1,863,782)
    Change in net unrealized appreciation (depreciation)              19,663,788       10,480,042        3,585,580      (27,805,388)
       on investments
                                                                      -----------      -----------      -----------     -----------
                                                                      -----------      -----------      -----------     -----------

    Net increase (decrease) in net assets resulting from operations   24,465,512       17,785,142       (22,555,273)    (29,952,752)
                                                                      -----------      -----------      -----------     -----------
                                                                      -----------      -----------      -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                        (1,209,994)        (675,850)        (106,783)              0
    From net realized gains                                           (4,713,865)      (4,936,143)               0      (7,461,519)
                                                                      -----------      -----------      -----------     -----------
                                                                      -----------      -----------      -----------     -----------

    Total distributions                                               (5,923,859)      (5,611,993)        (106,783)     (7,461,519)
                                                                      -----------      -----------      -----------     -----------
                                                                      -----------      -----------      -----------     -----------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                 208,700,612      129,859,489      52,687,297      104,417,880
    Reinvestment of distributions                                      5,923,859        5,611,993          106,783       7,462,871
    Redemptions of shares                                             (143,255,029)    (65,963,193)     (57,603,049)    (92,405,477)
                                                                      -----------      -----------      -----------     -----------
                                                                      -----------      -----------      -----------     -----------

    Net increase (decrease) in net assets resulting from              71,369,442       69,508,289       (4,808,969)     19,475,274
       share transactions
                                                                      -----------      -----------      -----------     -----------
                                                                      -----------      -----------      -----------     -----------

    Total increase (decrease) in net assets                           89,911,095       81,681,438       (27,471,025)    (17,938,997)

NET ASSETS:
    Beginning of period                                               116,972,128      35,290,690       129,326,227     147,265,224
                                                                      -----------      -----------      -----------     -----------
                                                                      -----------      -----------      -----------     -----------

    End of period  (1)                                              $ 206,883,223    $ 116,972,128    $ 101,855,202   $ 129,326,227
                                                                      ===========      ===========      ===========     ===========
                                                                      ===========      ===========      ===========     ===========
                                                                               0                                 0
OTHER INFORMATION:

SHARES:
    Sold                                                              214,516,444      154,756,290      64,823,287      89,659,208
    Issued in reinvestment of distributions                            6,013,205        6,390,905          135,902       7,838,078
    Redeemed                                                          (148,502,036)    (81,353,351)     (71,062,869)    (78,358,790)
                                                                      -----------      -----------      -----------     -----------
                                                                      -----------      -----------      -----------     -----------

    Net increase (decrease)                                           72,027,613       79,793,844       (6,103,680)     19,138,496
                                                                      ===========      ===========      ===========     ===========
                                                                      ===========      ===========      ===========     ===========

(1) Including undistributed net investment income                   $          0     $      1,559     $          0    $          0

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

                                                                          T. ROWE PRICE
                                                                          MIDCAP GROWTH               VALUE INDEX
                                                                      PORTFOLIO                        PORTFOLIO
                                                                   ----------------------------      ---------------------------
                                                                   ----------------------------      ---------------------------
                                                                      2001            2000              2001           2000
                                                                   ------------    ------------      ------------   ------------
                                                                   ------------    ------------      ------------   ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                                 $  (1,281,115)  $    (721,014)    $   3,910,647  $   4,943,498
    Net realized gain (loss) on investments                         (5,140,031)     17,486,942        (2,839,836)    41,346,785
    Net realized loss on futures contracts                                                            (1,412,677)       (60,320)
    Change in net unrealized appreciation (depreciation)             5,328,946      (2,824,580)      (45,801,504)   (23,977,573)
       on investments
    Change in net unrealized appreciation (depreciation)                                     0           187,350       (701,607)
       on futures contracts
    ---------------------------------------------------------------------------    ------------      ------------   ------------
                                                                   ------------    ------------      ------------   ------------

    Net increase (decrease) in net assets resulting                 (1,092,200)     13,941,348       (45,956,020)    21,550,783
       from operations
                                                                   ------------    ------------      ------------   ------------
                                                                   ------------    ------------      ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                               0               0        (3,891,676)    (4,946,452)
    From net realized gains                                           (803,678)    (20,272,316)      (26,924,714)   (47,843,758)
                                                                   ------------    ------------      ------------   ------------
                                                                   ------------    ------------      ------------   ------------

    Total distributions                                               (803,678)    (20,272,316)      (30,816,390)   (52,790,210)
                                                                   ------------    ------------      ------------   ------------
                                                                   ------------    ------------      ------------   ------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                              156,660,227     217,504,784       139,005,098    262,138,347
    Reinvestment of distributions                                      803,678      20,272,316        30,816,390     52,790,210
    Redemptions of shares                                          (143,973,256)   (179,404,747)     (170,261,469)  (296,753,446)
                                                                   ------------    ------------      ------------   ------------
                                                                   ------------    ------------      ------------   ------------

    Net increase (decrease) in net assets resulting                 13,490,649      58,372,353          (439,981)    18,175,111
       from share transactions
                                                                   ------------    ------------      ------------   ------------
                                                                   ------------    ------------      ------------   ------------

    Total increase (decrease) in net assets                         11,594,771      52,041,385       (77,212,391)   (13,064,316)

NET ASSETS:
    Beginning of period                                            255,130,836     203,089,451       378,498,060    391,562,376
                                                                   ------------    ------------      ------------   ------------
                                                                   ------------    ------------      ------------   ------------

    End of period  (1)                                           $ 266,725,607   $ 255,130,836     $ 301,285,669  $ 378,498,060
                                                                   ============    ============      ============   ============
                                                                   ============    ============      ============   ============
                                                                             0                                 0
OTHER INFORMATION:

SHARES:
    Sold                                                           106,261,433     129,495,141        92,836,681    150,106,951
    Issued in reinvestment of distributions                            614,426      13,156,463        24,401,973     31,826,168
    Redeemed                                                       (96,830,429)    (107,568,857)     (114,833,391)  (168,830,061)
                                                                   ------------    ------------      ------------   ------------
                                                                   ------------    ------------      ------------   ------------

    Net increase                                                    10,045,430      35,082,747         2,405,263     13,103,058
                                                                   ============    ============      ============   ============
                                                                   ============    ============      ============   ============

(1) Including undistributed net investment income                $           0   $           0     $      29,714  $      10,743

See notes to financial statements.

MAXIM SERIES FUND, INC.

ARIEL SMALL-CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                       Year Ended December 31,
                                      ------------------------------------------------------------------
                                      ------------------------------------------------------------------
                                         2001           2000         1999         1998          1997
                                      ------------   -----------  -----------   ----------   -----------
                                      ------------   -----------  -----------   ----------   -----------

Net Asset Value, Beginning of Period$      0.9372  $     0.7840 $     0.9538  $    0.9154  $     1.2480

Income from Investment Operations

Net investment income                      0.0066        0.0072       0.0019       0.0022        0.0067
Net realized and unrealized gain (loss)    0.1379        0.1974      (0.0631)      0.0721        0.3223
                                      ------------   -----------  -----------   ----------   -----------
                                      ------------   -----------  -----------   ----------   -----------

Total Income (Loss) From
Investment Operations                      0.1445        0.2046      (0.0612)      0.0743        0.3290
                                      ------------   -----------  -----------   ----------   -----------
                                      ------------   -----------  -----------   ----------   -----------

Less Distributions

From net investment income                (0.0066)      (0.0072)     (0.0019)     (0.0022)      (0.0067)
From net realized gains                   (0.0240)      (0.0442)     (0.1067)     (0.0337)      (0.6549)
                                      ------------   -----------  -----------   ----------   -----------
                                      ------------   -----------  -----------   ----------   -----------

Total Distributions                       (0.0306)      (0.0514)     (0.1086)     (0.0359)      (0.6616)
                                      ------------   -----------  -----------   ----------   -----------
                                      ------------   -----------  -----------   ----------   -----------

Net Asset Value, End of Period      $      1.0511  $     0.9372 $     0.7840  $    0.9538  $     0.9154
                                      ============   ===========  ===========   ==========   ===========
                                      ============   ===========  ===========   ==========   ===========
                                           0.0000

Total Return                               15.66%        26.65%       (5.80%)       8.28%        27.86%

Net Assets, End of Period           $ 206,883,223  $ 116,972,128$ 35,290,690  $ 38,747,052 $ 22,526,242

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                      1.10%         1.27%        1.28%        1.27%         1.33%
- After Reimbursement #                     1.09%         1.27%        1.23%        1.26%         1.28%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                      0.68%         1.24%        0.16%        0.26%         0.59%
- After Reimbursement #                     0.69%         1.24%        0.21%        0.27%         0.64%

Portfolio Turnover Rate                    15.63%        52.61%       46.17%       26.29%        82.83%

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

                                                                                             (Continued)

MAXIM SERIES FUND, INC.

FOUNDERS GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2001, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                      Period Ended December 31,
                                      ------------------------------------------------------------------
                                      ------------------------------------------------------------------
                                         2001          2000          1999          1998         1997
                                      -----------   ------------  -----------   -----------   ----------
                                      -----------   ------------  -----------   -----------   ----------
                                                                                                 (A)

Net Asset Value, Beginning of Period$     0.9388  $      1.2416 $     1.1448  $     1.0228  $    1.0000

Income from Investment Operations

Net investment income                     0.0008         0.0000       0.0004        0.0157       0.0089
Net realized and unrealized gain (loss)  (0.1651)       (0.2426)      0.1633        0.1655       0.0228
                                      -----------   ------------  -----------   -----------   ----------
                                      -----------   ------------  -----------   -----------   ----------

Total Income (Loss) From
Investment Operations                    (0.1643)       (0.2426)      0.1637        0.1812       0.0317
                                      -----------   ------------  -----------   -----------   ----------
                                      -----------   ------------  -----------   -----------   ----------

Less Distributions

From net investment income               (0.0008)        0.0000      (0.0004)      (0.0157)     (0.0089)
From net realized gains                   0.0000        (0.0602)     (0.0665)      (0.0435)      0.0000
                                      -----------   ------------  -----------   -----------   ----------
                                      -----------   ------------  -----------   -----------   ----------

Total Distributions                      (0.0008)       (0.0602)     (0.0669)      (0.0592)     (0.0089)
                                      -----------   ------------  -----------   -----------   ----------
                                      -----------   ------------  -----------   -----------   ----------

Net Asset Value, End of Period      $     0.7737  $      0.9388 $     1.2416  $     1.1448  $    1.0228
                                      ===========   ============  ===========   ===========   ==========
                                      ===========   ============  ===========   ===========   ==========
                                          0.0000

Total Return                             (17.51%)       (19.60%)      15.04%        17.85%        3.17% ^

Net Assets, End of Period           $ 101,855,202 $ 129,326,227 $ 147,265,224 $ 120,887,237 $ 94,206,892

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                     1.15%          1.12%        1.12%         1.15%        1.15% *
- After Reimbursement #                    1.11%          1.12%        1.11%         1.15%        1.14% *

Ratio of Net Investment Income (Loss) to
Average Net Assets:
- Before Reimbursement                     0.05%         (0.21%)       0.02%         1.46%        1.77% *
- After Reimbursement #                    0.09%         (0.21%)       0.03%         1.46%        1.78% *

Portfolio Turnover Rate                  157.85%        191.12%      173.72%       287.17%      111.45% ^

^ Based on operations for the period shown and, accordingly, are not representative of a full year.

*Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A)  The portfolio commenced operations on July 1, 1997.                                       (Continued)

MAXIM SERIES FUND, INC.

T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2001, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                       Period Ended December 31,
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                          2001          2000          1999         1998         1997
                                       -----------   -----------   -----------  -----------   ----------
                                       -----------   -----------   -----------  -----------   ----------
                                                                                                 (A)

Net Asset Value, Beginning of Period $     1.5617  $     1.5831  $     1.3472 $     1.1069  $    1.0000

Income from Investment Operations
                                                                                                 0.0000
Net investment income (loss)               0.0000        0.0059       (0.0040)     (0.0016)      0.0000
Net realized and unrealized gain (loss)   (0.0184)       0.1073        0.3274       0.2471       0.1086
                                       -----------   -----------   -----------  -----------   ----------
                                       -----------   -----------   -----------  -----------   ----------

Total Income (Loss) From
Investment Operations                     (0.0184)       0.1132        0.3234       0.2455       0.1086
                                       -----------   -----------   -----------  -----------   ----------
                                       -----------   -----------   -----------  -----------   ----------

Less Distributions

From net realized gains                   (0.0052)      (0.1346)      (0.0875)     (0.0052)     (0.0017)
                                       -----------   -----------   -----------  -----------   ----------
                                       -----------   -----------   -----------  -----------   ----------

Total Distributions                       (0.0052)      (0.1346)      (0.0875)     (0.0052)     (0.0017)
                                       -----------   -----------   -----------  -----------   ----------
                                       -----------   -----------   -----------  -----------   ----------

Net Asset Value, End of Period       $     1.5381  $     1.5617  $     1.5831 $     1.3472  $    1.1069
                                       ===========   ===========   ===========  ===========   ==========
                                       ===========   ===========   ===========  ===========   ==========
                                           0.0000

Total Return                               (1.12%)        7.34%        24.60%       22.23%       10.86% ^

Net Assets, End of Period            $ 266,725,607 $ 255,130,836 $ 203,089,451$ 139,762,438 $ 56,704,297

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                      1.09%         1.08%         1.11%        1.16%        1.30% *
- After Reimbursement #                     1.06%         1.05%         1.05%        1.05%        1.05% *

Ratio of Net Investment Loss to
Average Net Assets:
- Before Reimbursement                     (0.58%)       (0.34%)       (0.41%)      (0.32%)      (0.41%)*
- After Reimbursement #                    (0.55%)       (0.31%)       (0.35%)      (0.21%)      (0.16%)*

Portfolio Turnover Rate                    56.73%        56.95%        66.80%       52.50%       24.28% ^

^ Based on operations for the period shown and, accordingly, are not representative of a full year.

*Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A)  The portfolio commenced operations on July 1, 1997.                                      (Continued)

MAXIM SERIES FUND, INC.

VALUE INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 are as follows:

                                      Year Ended December 31,
                                      ------------------------------------------------------------------
                                      ------------------------------------------------------------------
                                         2001          2000          1999         1998          1997
                                      -----------   -----------   -----------  -----------   -----------
                                      -----------   -----------   -----------  -----------   -----------

Net Asset Value, Beginning of Period$     1.6447  $     1.8042  $     1.8953 $     1.8136  $     1.4538

Income from Investment Operations

Net investment income                     0.0177        0.0226        0.0243       0.0279        0.0278
Net realized and unrealized gain (loss)  (0.2282)       0.0657        0.1779       0.2301        0.4631
                                      -----------   -----------   -----------  -----------   -----------
                                      -----------   -----------   -----------  -----------   -----------

Total Income (Loss) From
     Investment Operations               (0.2105)       0.0883        0.2022       0.2580        0.4909
                                      -----------   -----------   -----------  -----------   -----------
                                      -----------   -----------   -----------  -----------   -----------

Less Distributions

From net investment income               (0.0176)      (0.0227)      (0.0243)     (0.0278)      (0.0278)
From net realized gains                  (0.1209)      (0.2251)      (0.2690)     (0.1485)      (0.1033)
                                      -----------   -----------   -----------  -----------   -----------
                                      -----------   -----------   -----------  -----------   -----------

Total Distributions                      (0.1385)      (0.2478)      (0.2933)     (0.1763)      (0.1311)
                                      -----------   -----------   -----------  -----------   -----------
                                      -----------   -----------   -----------  -----------   -----------

Net Asset Value, End of Period      $     1.2957  $     1.6447  $     1.8042 $     1.8953  $     1.8136
                                      ===========   ===========   ===========  ===========   ===========
                                      ===========   ===========   ===========  ===========   ===========
                                         (0.2424)

Total Return                             (12.34%)        5.36%        11.39%       14.48%        34.08%

Net Assets, End of Period           $ 301,285,669 $ 378,498,060 $ 391,562,376$ 326,339,498 $ 237,421,804

Ratio of Expenses to
Average Net Assets                         0.60%         0.60%         0.60%        0.60%         0.60%

Ratio of Net Investment Income to
Average Net Assets                         1.15%         1.32%         1.31%        1.54%         1.83%

Portfolio Turnover Rate                   49.44%        53.18%        70.11%       39.67%        26.03%


                                                                                             (Concluded)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES
      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Ariel Small-Cap Value, Founders Growth & Income, T. Rowe Price MidCap Growth and Value Index Portfolios (the Portfolios) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of each Portfolio is: to seek long-term capital appreciation for the Ariel Small-Cap Value and T. Rowe Price MidCap Growth Portfolios; to seek long-term growth of capital and income for the Founders Growth & Income Portfolio; and to seek investment results that track the total return of the common stocks that comprise the Standard & Poor's (S&P)/BARRA Value Index for the Value Index Portfolio. The Portfolios are diversified as defined in the 1940 Act, with the exception of the Value Index Portfolio, which is nondiversified. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Financial Futures Contracts

      The Value Index Portfolio may invest in financial futures contracts as a substitute for a comparable market position in the underlying securities. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as "variation margin", are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

      Dividends

      Dividends from net investment income of the Portfolios are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolios, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, each Portfolio of the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2001, the Founders Growth & Income Portfolio had available for federal income tax purposes unused capital loss carryover of 33,931,025 which expires in 2009, and the T. Rowe Price MidCap Growth Portfolio had available for federal income tax purposes unused capital loss carryover of $1,237,269 which expires in the year 2009.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolios. For the year ended December 31, 2001, the Ariel Small-Cap Value Portfolio reclassified $14,494 from accumulated net realized gain on investments to undistributed net investment income and $157 from undistributed net investment income to paid-in-capital. The Founders Growth & Income Portfolio reclassified $9,214 from paid-in-capital to undistributed net investment income. The T. Rowe Price MidCap Growth Portfolio reclassified $1,281,115 from paid-in-capital to undistributed net investment income.

2.    INVESTMENT ADVISORY AGREEMENT

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Value Index Portfolio and 1.00% of the average daily net assets of the Ariel Small-Cap Value, Founders Growth & Income and T. Rowe Price MidCap Growth Portfolios. However, the investment adviser shall pay any expenses which exceed an annual rate, including management fees, of 1.35%, 1.15% and 1.05% of the average daily net assets of the Ariel Small-Cap Value, Founders Growth & Income and T. Rowe Price MidCap Growth Portfolios, respectively. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods. For the Value Index Portfolio, the management fee encompasses fund operation expenses.




3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

                                                                    Purchases           Sales
                                                               --------------    --------------

      Ariel Small-Cap Value Portfolio                       $       98,219,386  $   25,177,496

      Founders Growth & Income Portfolio                           164,007,979      175,325,704

      T. Rowe Price MidCap Growth Portfolio                        133,043,182      124,130,318

      Value Index Portfolio                                        166,429,805      187,974,440

      For the year ended December 31, 2001, there were no purchases or sales of U.S. Government securities.

4.      UNREALIZED APPRECIATION (DEPRECIATION)

      The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001, were as follows:

                              Cost For                                                Net
                               Income                                             Unrealized
                                 Tax             Gross             Gross         Appreciation
                              Purposes       Appreciation      Depreciation      (Depreciation)
                             ------------    --------------    --------------    --------------

     Ariel Small-Cap
        Value Portfolio   $   180,069,835 $      31,943,912    $   (3,489,945)  $   28,453,967

     Founders Growth &
        Income Portfolio      102,251,163         6,005,727        (5,847,185)         158,542

     T. Rowe Price
        MidCap Growth         217,074,553        57,919,192       (8,686,299)       49,232,893
        Portfolio
     Value Index
        Portfolio             345,600,090        18,521,670       (63,740,731)     (45,219,061)



5.    FUTURES CONTRACTS

      As of December 31, 2001, the Value Index Portfolio had 14 open S&P BARRA long futures contracts. The contracts expire in March 2002 and the Portfolio has recorded unrealized appreciation of $32,388.

6.    TAX INFORMATION (unaudited)

      For federal income tax purposes the following is furnished with respect to distributions paid by the Portfolios during their taxable year ended December 31, 2001.

      The Portfolios designated and paid the following amounts as long-term capital gain distributions.

                                                           Long-Term
                                                            Capital
                                                             Gain
                                                          Distributions
                                                          -------------

     Ariel Small-Cap Value Portfolio                   $   1,342,670
     Founders Growth & Income Portfolio                            0
     T. Rowe Price MidCap Growth Portfolio                   803,678
     Value Index Portfolio                                20,547,690





      Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2001, 79.50% qualifies for the dividend received deduction available to the Ariel Small-Cap Value Portfolio's corporate shareholders and 100.00% qualifies for the dividend received deduction available to the Founders Growth & Income and Value Index Portfolios' corporate shareholders.

The Maxim Series Fund

Ariel Small-Cap Value Portfolio

COMMON STOCK

BROADCAST/MEDIA --- 1.0%
    112,200 Radio One Inc*                                             2,020,722
                                                                      $2,020,722

COMMUNICATIONS - EQUIPMENT --- 2.2%
    160,800 Anixter International Inc*                                 4,664,808
                                                                      $4,664,808

ELECTRONIC INSTRUMENTS & EQUIP --- 1.4%
    110,700 Littelfuse Inc*                                            2,904,768
                                                                      $2,904,768

FOOD & BEVERAGES --- 8.5%
    318,150 Bob Evans Farms Inc                                        7,816,946
     87,700 JM Smucker Co                                              3,102,826
    160,200 McCormick & Co Inc (nonvtg)                                6,723,594
                                                                     $17,643,366

HOUSEHOLD GOODS --- 4.7%
    265,300 Leggett & Platt Inc                                        6,101,900
    113,200 Libbey Inc                                                 3,695,980
                                                                      $9,797,880

INSURANCE RELATED --- 9.4%
    246,300 HCC Insurance Holdings Inc                                 6,785,565
    329,000 Horace Mann Educators Corp                                 6,981,380
     32,625 Markel Corp*                                               5,861,081
                                                                     $19,628,026

LEISURE & ENTERTAINMENT --- 3.2%
     68,050 International Game Technology*                             4,647,815
    105,600 WMS Industries Inc*                                        2,112,000
                                                                      $6,759,815

MANUFACTURING --- 12.2%
    201,900 Brady Corp Class A                                         7,389,540
    162,562 Graco Inc                                                  6,348,046
    193,800 IDEX Corp                                                  6,686,100
    127,000 Matthews International Corp Class A                        3,121,660
    138,900 Oneida Ltd                                                 1,798,755
                                                                     $25,344,101

MEDICAL PRODUCTS --- 7.6%
     97,200 Bausch & Lomb Inc                                          3,660,552
    202,400 Invacare Corp                                              6,822,904
    253,000 Sybron Dental Specialties Inc*                             5,459,740
                                                                     $15,943,196

MISCELLANEOUS --- 9.1%
    572,300 American Greetings Corp Class A                            7,886,294
    320,000 Dial Corp                                                  5,488,000
    293,300 Energizer Holdings Inc*                                    5,587,365
                                                                     $18,961,659

OFFICE EQUIPMENT & SUPPLIES --- 3.4%
    126,786 General Binding Corp*                                      1,636,807
    232,400 Herman Miller Inc                                          5,498,584
                                                                      $7,135,391

PHOTOGRAPHY/IMAGING --- 1.2%
     46,900 Zebra Technologies Corp Class A*                           2,603,419
                                                                      $2,603,419

PRINTING & PUBLISHING --- 6.2%
    131,200 Journal Register Co*                                       2,760,448
    278,900 Lee Enterprises Inc                                       10,143,593
                                                                     $12,904,041

REAL ESTATE --- 5.3%
    176,900 Jones Lang LaSalle Inc*                                    3,193,045
    269,000 Rouse Co REIT                                              7,879,010
                                                                     $11,072,055

RETAIL --- 4.8%
    182,000 Longs Drug Stores Corp                                     4,255,160
    187,700 Neiman Marcus Group Inc*                                   5,831,839
                                                                     $10,086,999

SPECIALIZED SERVICES --- 12.6%
     11,705 Grey Global Group Inc                                      7,804,309
    806,900 ServiceMaster Co                                          11,135,220
     14,500 Steelcase Inc*                                               213,440
    200,800 Valassis Communications Inc*                               7,152,496
                                                                     $26,305,465

TEXTILES --- 0.6%
    220,300 Interface Inc                                              1,235,883
                                                                      $1,235,883

TOYS --- 3.2%
    416,050 Hasbro Inc                                                 6,752,492
                                                                      $6,752,492

TOTAL COMMON STOCK --- 96.8%                                        $201,764,086
(Cost $173,168,567)

SHORT-TERM INVESTMENTS

AGENCY --- 3.2%
  6,760,000 Farmer Mac                                                 6,759,716
                                                                      $6,759,716

TOTAL SHORT-TERM INVESTMENTS --- 3.2%                                 $6,759,716
(Cost $6,759,716)

TOTAL ARIEL SMALL-CAP VALUE PORTFOLIO --- 100.0%                    $208,523,802
(Cost $179,928,283)

The Maxim Series Fund

Founders Growth & Income Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 0.7%
     11,750 United Technologies Corp                                     759,403
                                                                        $759,403

BANKS --- 3.2%
      8,225 Bank of America Corp                                         517,764
     19,175 FleetBoston Financial Corp                                   699,888
     26,475 JP Morgan Chase & Co                                         962,366
     13,450 Northern Trust Corp                                          809,959
      4,925 State Street Corp                                            257,331
                                                                      $3,247,308

BROADCAST/MEDIA --- 1.6%
     11,225 Clear Channel Communications Inc*                            571,465
     29,650 Comcast Corp Class A*                                      1,067,400
                                                                      $1,638,865

CHEMICALS --- 0.5%
     11,525 EI du Pont de Nemours & Co                                   489,928
                                                                        $489,928

COMMUNICATIONS - EQUIPMENT --- 1.2%
     45,175 Cisco Systems Inc*                                           818,119
      8,975 QUALCOMM Inc*                                                453,238
                                                                      $1,271,357

COMPUTER HARDWARE & SYSTEMS --- 4.2%
     37,500 Brocade Communications Systems Inc*                        1,242,000
     46,500 Dell Computer Corp*                                        1,263,870
     15,200 International Business Machines Corp                       1,838,592
                                                                      $4,344,462

COMPUTER SOFTWARE & SERVICES --- 9.7%
     16,700 Adobe Systems Inc                                            518,535
     23,475 Check Point Software Technologies Ltd*                       936,418
     18,075 Mercury Interactive Corp*                                    614,189
     52,875 Microsoft Corp*                                            3,502,959
     44,775 Oracle Corp*                                                 618,343
     33,750 PeopleSoft Inc*                                            1,356,750
     17,425 Retek Inc*                                                   520,485
     42,300 VERITAS Software Corp*                                     1,896,309
                                                                      $9,963,988

ELECTRIC COMPANIES --- 1.0%
     15,775 Duke Energy Corp                                             619,327
      7,375 FPL Group Inc                                                415,950
                                                                      $1,035,277

ELECTRONIC INSTRUMENTS & EQUIP --- 5.2%
     20,825 Celestica Inc*                                               841,122
     33,500 Flextronics International Ltd*                               803,665
     72,500 General Electric Co                                        2,905,800
     16,425 WW Grainger Inc                                              788,400
                                                                      $5,338,987

ELECTRONICS - SEMICONDUCTOR --- 9.7%
     65,575 Altera Corp*                                               1,391,502
     11,700 Analog Devices Inc*                                          519,363
     79,375 Intel Corp                                                 2,496,344
     24,775 Linear Technology Corp                                       967,216
     11,025 Maxim Integrated Products Inc*                               578,923
      9,650 Micron Technology Inc*                                       299,150
     15,825 Novellus Systems Inc*                                        624,296
     31,500 STMicroelectronics NV*                                       997,605
     17,500 Taiwan Semiconductor Manufacturing Co Ltd*                   300,475
     19,450 Texas Instruments Inc                                        544,600
     30,350 Xilinx Inc*                                                1,185,168
                                                                      $9,904,642

FINANCIAL SERVICES --- 4.6%
     55,249 Citigroup Inc                                              2,788,970
      5,825 Goldman Sachs Group Inc                                      540,269
     28,450 MBNA Corp                                                  1,001,440
      5,950 Morgan Stanley Dean Witter & Co                              332,843
                                                                      $4,663,522

FOOD & BEVERAGES --- 2.3%
     12,825 Coca-Cola Co                                                 604,699
     35,400 PepsiCo Inc                                                1,723,626
                                                                      $2,328,325

GOLD, METALS & MINING --- 0.3%
      8,600 Alcoa Inc                                                    305,730
                                                                        $305,730

HEALTH CARE RELATED --- 4.4%
     22,000 American Home Products Corp                                1,349,920
     17,700 Amgen Inc*                                                   998,988
     23,000 Johnson & Johnson                                          1,359,300
     11,175 UnitedHealth Group Inc                                       790,855
                                                                      $4,499,063

HOUSEHOLD GOODS --- 1.2%
     11,325 Colgate-Palmolive Co                                         654,019
      6,750 Procter & Gamble Co                                          534,128
                                                                      $1,188,147

INSURANCE RELATED --- 3.8%
     23,962 American International Group Inc                           1,902,583
     15,600 Hartford Financial Services Group Inc                        980,148
      9,700 Marsh & McLennan Cos Inc                                   1,042,265
                                                                      $3,924,996

INVESTMENT BANK/BROKERAGE FIRM --- 0.7%
     13,950 Merrill Lynch & Co Inc                                       727,074
                                                                        $727,074

LEISURE & ENTERTAINMENT --- 4.9%
     40,625 AOL Time Warner Inc*                                       1,304,063
     14,800 Harley-Davidson Inc                                          803,788
     81,050 Royal Caribbean Cruises Ltd*                               1,313,010
     25,900 Viacom Inc Class B*                                        1,143,485
     21,275 Walt Disney Co                                               440,818
                                                                      $5,005,164

MANUFACTURING --- 2.2%
     37,700 Tyco International Ltd                                     2,220,530
                                                                      $2,220,530

MEDICAL PRODUCTS --- 2.1%
     17,050 Baxter International Inc*                                    914,392
     10,500 Becton Dickinson & Co                                        348,075
     15,600 Boston Scientific Corp*                                      376,272
     10,125 Medtronic Inc                                                518,501
                                                                      $2,157,240

MISCELLANEOUS --- 0.8%
      5,925 Cintas Corp                                                  284,400
      4,725 Minnesota Mining & Mftg Co                                   558,542
                                                                        $842,942

OIL & GAS --- 5.5%
     10,575 ChevronTexaco Corp                                           947,626
     12,075 Conoco Inc Class B                                           341,723
     78,458 Exxon Mobil Corp                                           3,083,399
      5,900 Phillips Petroleum Co                                        355,534
     18,650 Royal Dutch Petroleum Co NY Shrs                             914,223
                                                                      $5,642,505

PAPER & FOREST PRODUCTS --- 0.3%
      5,575 Weyerhaeuser Co                                              301,496
                                                                        $301,496

PHARMACEUTICALS --- 5.0%
     11,975 Abbott Laboratories                                          667,606
     68,487 Pfizer Inc                                                 2,729,207
     12,906 Pharmacia Corp                                               550,441
     53,275 Serono SA ADR*                                             1,182,172
                                                                      $5,129,426

PRINTING & PUBLISHING --- 0.3%
      4,650 Gannett Co Inc                                               312,620
                                                                        $312,620

RAILROADS --- 1.1%
     19,175 Union Pacific Corp                                         1,092,975
                                                                      $1,092,975

RETAIL --- 7.4%
     13,900 Best Buy Co Inc*                                           1,035,272
     19,975 Costco Wholesale Corp*                                       886,491
     30,675 Home Depot Inc                                             1,564,732
      6,475 Kohl's Corp*                                                 456,099
     15,600 Lowe's Cos Inc                                               723,996
     12,800 Safeway Inc*                                                 534,400
     31,525 Wal-Mart Stores Inc                                        1,814,264
     15,225 Walgreen Co                                                  512,474
                                                                      $7,527,728

SPECIALIZED SERVICES --- 2.0%
     58,300 Cendant Corp*                                              1,143,263
     11,925 H&R Block Inc                                                533,048
      3,650 Omnicom Group Inc                                            326,128
                                                                      $2,002,439

TELEPHONE & TELECOMMUNICATIONS --- 4.4%
     16,775 BellSouth Corp                                               639,966
     24,025 Nokia OYJ sponsored ADR                                      589,333
     33,000 SBC Communications Inc                                     1,292,610
     16,925 Sprint Corp*                                                 413,139
     33,100 Verizon Communications                                     1,570,926
                                                                      $4,505,974

TOBACCO --- 0.9%
     20,850 Philip Morris Cos Inc                                        955,973
                                                                        $955,973

TOTAL COMMON STOCK --- 91.1%                                         $93,328,086
(Cost $91,991,628)

SHORT-TERM INVESTMENTS

AGENCY --- 8.9%
  5,082,000 Farmer Mac                                                 5,081,787
  4,000,000 Freddie Mac                                                3,999,832
                                                                      $9,081,619

TOTAL SHORT-TERM INVESTMENTS --- 8.9%                                 $9,081,619
(Cost $9,081,619)

TOTAL FOUNDERS GROWTH & INCOME PORTFOLIO --- 100.0%                 $102,409,705
(Cost $101,073,247)

The Maxim Series Fund

T.Rowe Price Mid-Cap Growth Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 1.0%
    131,000 Rockwell Collins                                           2,554,500
                                                                      $2,554,500

AIR FREIGHT --- 0.6%
     26,000 Expeditors International of Washington Inc                 1,480,700
                                                                      $1,480,700

BANKS --- 0.2%
     20,000 Silicon Valley Bancshares*                                   534,600
                                                                        $534,600

BIOTECHNOLOGY --- 4.9%
     40,000 Cephalon Inc*                                              3,023,400
     68,000 Gilead Sciences Inc*                                       4,468,960
     27,000 Human Genome Sciences Inc*                                   910,440
     29,000 IDEC Pharmaceuticals Corp*                                 1,998,970
     28,000 Invitrogen Corp*                                           1,734,040
      8,000 Protein Design Labs Inc*                                     262,400
     30,000 Vertex Pharmaceuticals Inc*                                  737,700
                                                                     $13,135,910

BROADCAST/MEDIA --- 2.6%
    150,000 Charter Communications Inc Class A*                        2,464,500
     71,000 Cox Radio Inc*                                             1,809,080
     16,000 Entercom Communications Corp*                                800,000
    103,000 Rogers Communications Inc Class B*                         1,730,400
                                                                      $6,803,980

CHEMICALS --- 0.7%
     79,000 Jabil Circuit Inc*                                         1,794,880
                                                                      $1,794,880

COMMUNICATIONS - EQUIPMENT --- 0.8%
     23,500 L-3 Communications Holdings Inc*                           2,115,000
                                                                      $2,115,000

COMPUTER HARDWARE & SYSTEMS --- 0.8%
     20,000 Brocade Communications Systems Inc*                          662,400
      8,000 Cabot Microelectronics Corp*                                 634,000
     14,000 Lexmark International Group Inc Class A*                     826,000
                                                                      $2,122,400

COMPUTER SOFTWARE & SERVICES --- 12.1%
     39,000 Adobe Systems Inc                                          1,210,950
     69,000 Affiliated Computer Services Inc Class A*                  7,322,970
    190,000 Concord EFS Inc*                                           6,228,200
     46,000 Electronic Arts Inc*                                       2,757,700
     30,000 Fiserv Inc*                                                1,269,600
     46,500 Informatica Corp*                                            674,715
     32,000 Internet Security Systems Inc*                             1,025,920
     29,000 Intuit Inc*                                                1,240,040
     12,000 Lawson Software Inc*                                         189,000
     46,000 Mercury Interactive Corp*                                  1,563,080
      1,200 NetIQ Corp*                                                   42,312
    100,000 Peregrine Systems Inc*                                     1,483,000
     60,000 RealNetworks Inc*                                            356,400
     59,500 Sabre Holdings Corp*                                       2,519,825
     20,000 Siebel Systems Inc*                                          559,600
     51,000 SunGard Data Systems Inc*                                  1,475,430
     59,000 VeriSign Inc*                                              2,244,360
     20,000 WebMD Corp*                                                  141,200
                                                                     $32,304,302

DISTRIBUTORS --- 0.4%
     39,000 SYSCO Corp                                                 1,022,580
                                                                      $1,022,580

ELECTRONIC INSTRUMENTS & EQUIP --- 4.7%
     43,500 Celestica Inc*                                             1,756,965
     35,500 Garmin Ltd*                                                  756,860
     39,000 Intersil Holding Corp*                                     1,257,750
    147,000 Lattice Semiconductor Corp*                                3,023,790
     39,000 Molex Inc                                                  1,054,950
     96,000 Sanmina Corp*                                              1,910,400
     32,000 Symbol Technologies Inc                                      508,160
     59,000 Waters Corp*                                               2,286,250
                                                                     $12,555,125

ELECTRONICS - SEMICONDUCTOR --- 2.6%
     28,000 Analog Devices Inc*                                        1,242,920
     38,000 KLA-Tencor Corp*                                           1,883,280
     49,000 Maxim Integrated Products Inc*                             2,572,990
     32,000 Novellus Systems Inc*                                      1,262,400
                                                                      $6,961,590

FINANCIAL SERVICES --- 3.5%
     79,000 Certegy Inc*                                               2,703,380
     72,000 Franklin Resources Inc                                     2,539,440
    155,000 KPMG Consulting Inc*                                       2,568,350
     24,000 PMI Group Inc                                              1,608,240
                                                                      $9,419,410

HEALTH CARE RELATED --- 10.7%
     59,000 Alkermes Inc*                                              1,555,240
     28,700 Allergan Inc                                               2,153,935
     53,000 AmericsourceBergen Corp                                    3,368,150
     55,000 Anthem Inc*                                                2,722,500
     79,000 DaVita Inc*                                                1,931,550
     99,000 Health Management Associates Inc Class A*                  1,821,600
     63,000 Lincare Holdings Inc*                                      1,804,950
     67,000 MedImmune Inc*                                             3,105,450
    192,000 Omnicare Inc                                               4,776,960
     44,000 Wellpoint Health Networks Inc*                             5,141,400
                                                                     $28,381,735

INSURANCE RELATED --- 4.8%
     46,000 ACE Ltd                                                    1,846,900
     48,000 Allmerica Financial Corp                                   2,138,400
     10,200 Nationwide Financial Services Inc*                           422,892
     49,000 Principal Financial Group*                                 1,176,000
     19,000 Progressive Corp                                           2,836,700
     55,000 Protective Life Corp                                       1,591,150
     65,000 Radian Group Inc                                           2,791,750
                                                                     $12,803,792

INVESTMENT BANK/BROKERAGE FIRM --- 3.2%
     61,000 Federated Investors Inc Class B                            1,944,680
     22,000 Legg Mason Inc                                             1,099,560
    167,000 Waddell & Reed Financial Class A                           5,377,400
                                                                      $8,421,640

MANUFACTURING --- 2.4%
     43,000 Danaher Corp                                               2,593,330
     53,000 ITT Industries Inc                                         2,676,500
     26,000 Teleflex Inc                                               1,230,060
                                                                      $6,499,890

MEDICAL PRODUCTS --- 2.3%
    119,000 Apogent Techologies Inc*                                   3,070,200
     38,000 Laboratory Corp of America Holdings*                       3,072,300
                                                                      $6,142,500

OIL & GAS --- 7.2%
    113,000 BJ Services Co*                                            3,666,850
     34,000 Cooper Cameron Corp*                                       1,372,240
     65,000 Devon Energy Corp                                          2,512,250
     99,000 Diamond Offshore Drilling Inc                              3,009,600
     71,000 EOG Resources                                              2,776,810
    158,000 Ocean Energy Inc                                           3,033,600
     47,000 Smith International Inc*                                   2,520,140
     12,500 XTO Energy Inc                                               218,750
                                                                     $19,110,240

PERSONAL LOANS --- 0.4%
     20,000 Capital One Financial Corp                                 1,079,000
                                                                      $1,079,000

PHARMACEUTICALS --- 3.7%
     18,000 Abgenix Inc*                                                 605,520
     27,000 Biovail Corp*                                              1,518,750
     59,000 King Pharmaceuticals Inc*                                  2,485,670
     26,000 Sepracor Inc*                                              1,483,560
     49,000 Shire Pharmaceuticals Group PLC ADR*                       1,793,400
     32,000 Teva Pharmaceutical Industries Ltd sponsored ADR           1,972,160
                                                                      $9,859,060

POLLUTION CONTROL --- 1.2%
    165,000 Republic Services Inc*                                     3,295,050
                                                                      $3,295,050

RESTAURANTS --- 1.6%
     67,000 Outback Steakhouse Inc*                                    2,294,750
     99,000 Starbucks Corp*                                            1,885,950
                                                                      $4,180,700

RETAIL --- 8.2%
     46,000 BJ's Wholesale Club Inc*                                   2,028,600
     43,000 Best Buy Co Inc*                                           3,202,640
    101,000 Dollar Tree Stores Inc*                                    3,121,910
    111,000 Family Dollar Stores Inc                                   3,327,780
     46,000 MSC Industrial Direct Co Inc Class A*                        908,500
     79,000 O'Reilly Automotive Inc*                                   2,881,130
     64,000 TJX Cos Inc                                                2,551,040
     87,000 Whole Foods Market Inc*                                    3,789,720
                                                                     $21,811,320

SPECIALIZED SERVICES --- 10.6%
     16,000 Apollo Group Inc Class A*                                    720,160
     35,500 BISYS Group Inc*                                           2,271,645
     41,000 Catalina Marketing Corp*                                   1,422,700
     99,000 Ceridian Corp*                                             1,856,250
     46,000 ChoicePoint Inc*                                           2,331,740
     69,000 Convergys Corp*                                            2,586,810
     52,000 Iron Mountain Inc*                                         2,277,600
     79,000 Lamar Advertising Co*                                      3,344,860
     93,000 Manpower Inc                                               3,135,030
    152,000 Robert Half International Inc*                             4,058,400
     28,500 TMP Worldwide Inc*                                         1,222,650
     58,000 Viad Corp                                                  1,373,440
     47,000 Weight Watchers International Inc*                         1,589,540
                                                                     $28,190,825

TELEPHONE & TELECOMMUNICATIONS --- 2.1%
     67,500 Triton PCS Holdings Inc Class A*                           1,981,125
    132,200 Western Wireless Corp Class A*                             3,734,650
                                                                      $5,715,775

TEXTILES --- 0.5%
     37,000 Coach Inc*                                                 1,442,260
                                                                      $1,442,260

TRANSPORTATION --- 0.2%
     20,000 CH Robinson Worldwide Inc                                    578,300
                                                                        $578,300

TOTAL COMMON STOCK --- 94.0%                                        $250,317,064
(Cost $199,604,277)

SHORT-TERM INVESTMENTS

AGENCY --- 5.3%
    100,000 Fannie Mae                                                    99,991
    500,000 Fannie Mae                                                   499,925
 13,392,000 Farmer Mac                                                13,391,438
                                                                     $13,991,354

SUPRANATIONALS --- 0.8%
  2,000,000 Inter-American Development Bank                            1,999,028
                                                                      $1,999,028

TOTAL SHORT-TERM INVESTMENTS --- 6.0%                                $15,990,382
(Cost $15,990,382)

TOTAL T.ROWE PRICE MID-CAP GROWTH PORTFOLIO --- 100.0%              $266,307,446
(Cost $215,594,659)

The Maxim Series Fund

Value Index Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 2.5%
     47,450 Boeing Co                                                  1,840,111
     11,421 General Dynamics Corp                                        909,568
      5,803 Goodrich Corp                                                154,476
     24,944 Lockheed Martin Corp                                       1,164,136
      6,238 Northrop Grumman Corp                                        628,853
         20 Orbital Sciences Corp (wts) @*                                     0
     22,192 Raytheon Co Class B                                          720,574
     10,449 Rockwell Collins                                             203,756
     10,449 Rockwell International Corp                                  186,619
     26,500 United Technologies Corp                                   1,712,695
                                                                      $7,520,788

AGENCY --- 0.9%
     39,383 Freddie Mac                                                2,575,648
                                                                      $2,575,648

AIRLINES --- 0.4%
      8,757 AMR Corp*                                                    194,143
      6,977 Delta Air Lines Inc                                          204,147
     43,360 Southwest Airlines Co                                        801,293
                                                                      $1,199,583

AUTO PARTS & EQUIPMENT --- 0.5%
      4,201 Cooper Tire & Rubber Co                                       67,048
      8,499 Dana Corp                                                    117,966
     31,789 Delphi Automotive Systems Corp                               434,238
      9,843 Genuine Parts Co                                             361,238
      9,283 Goodyear Tire & Rubber Co                                    221,028
      7,188 TRW Inc                                                      266,244
      7,476 Visteon Corp                                                 112,439
                                                                      $1,580,201

AUTOMOBILES --- 1.0%
    102,586 Ford Motor Co                                              1,612,652
     31,459 General Motors Corp Class H                                1,528,907
                                                                      $3,141,559

BANKS --- 10.3%
     20,713 AmSouth Bancorp                                              391,476
     25,701 BB&T Corp                                                    928,063
     66,034 Bank One Corp                                              2,578,628
     89,089 Bank of America Corp                                       5,608,153
     10,066 Comerica Inc                                                 576,782
     59,202 FleetBoston Financial Corp                                 2,160,873
     14,269 Huntington Bancshares Inc                                    245,284
    111,778 JP Morgan Chase & Co                                       4,063,130
     24,016 KeyCorp                                                      584,549
     34,342 National City Corp                                         1,004,160
     16,131 PNC Financial Services Group                                 906,562
     12,939 Regions Financial Corp                                       388,688
     19,440 SouthTrust Corp                                              479,585
     16,322 SunTrust Banks Inc                                         1,023,389
     16,000 Synovus Financial Corp                                       400,800
    110,508 US Bancorp                                                 2,312,932
      7,782 Union Planters Corp                                          351,202
     77,075 Wachovia Corp                                              2,417,072
     96,043 Wells Fargo & Co                                           4,173,068
      5,170 Zions Bancorp                                                271,839
                                                                     $30,866,235

BROADCAST/MEDIA --- 3.9%
    250,680 AOL Time Warner Inc*                                       8,046,828
     33,883 Clear Channel Communications Inc*                          1,724,984
     53,557 Comcast Corp Class A*                                      1,928,052
                                                                     $11,699,864

BUILDING MATERIALS --- 0.4%
     26,007 Masco Corp                                                   637,172
      8,754 Sherwin-Williams Co                                          240,735
      5,752 Vulcan Materials Co                                          275,751
                                                                      $1,153,658

CHEMICALS --- 2.4%
     12,873 Air Products & Chemicals Inc                                 603,872
     51,078 Dow Chemical Co                                            1,725,415
     58,093 EI du Pont de Nemours & Co                                 2,469,533
      4,395 Eastman Chemical Co                                          171,493
      7,371 Engelhard Corp                                               204,029
      2,866 Great Lakes Chemical Corp                                     69,586
      6,206 Hercules Inc*                                                 62,060
     11,195 Jabil Circuit Inc*                                           254,350
      9,509 PPG Industries Inc                                           491,805
      9,103 Praxair Inc                                                  502,941
     12,469 Rohm & Haas Co                                               431,801
      4,205 Sigma-Aldrich Corp                                           165,719
                                                                      $7,152,604

COMMUNICATIONS - EQUIPMENT --- 1.5%
      4,678 Andrew Corp*                                                 102,401
      9,900 Comverse Technology Inc*                                     221,463
     53,680 Corning Inc                                                  478,826
     75,317 JDS Uniphase Corp*                                           657,517
    193,455 Lucent Technologies Inc                                    1,216,832
    181,328 Nortel Networks Corp                                       1,359,960
      8,300 Scientific-Atlanta Inc                                       198,702
     22,300 Tellabs Inc*                                                 333,608
                                                                      $4,569,309

COMPUTER HARDWARE & SYSTEMS --- 1.4%
     19,926 Apple Computer Inc*                                          436,379
     95,979 Compaq Computer Corp                                         936,755
     18,439 Gateway Inc*                                                 148,250
    109,932 Hewlett-Packard Co                                         2,258,003
      5,558 NCR Corp*                                                    204,868
     32,470 Palm Inc*                                                    125,984
     18,134 Unisys Corp*                                                 227,400
                                                                      $4,337,639

COMPUTER SOFTWARE & SERVICES --- 0.9%
      3,100 Autodesk Inc                                                 115,537
     13,893 BMC Software Inc*                                            227,428
     32,659 Computer Associates International Inc                      1,126,409
      9,630 Computer Sciences Corp*                                      471,677
     21,141 Compuware Corp*                                              249,252
     20,731 Novell Inc*                                                   95,155
      7,300 Sabre Holdings Corp*                                         309,155
      7,266 Sapient Corp*                                                 56,094
                                                                      $2,650,707

CONGLOMERATES --- 0.1%
      8,031 Textron Inc                                                  332,965
                                                                        $332,965

CONTAINERS --- 0.2%
      1,590 Ball Corp                                                    112,413
      3,028 Bemis Co Inc                                                 148,917
      9,082 Pactiv Corp*                                                 161,206
      2,795 Temple-Inland Inc                                            158,560
                                                                        $581,096

COSMETICS & PERSONAL CARE --- 0.0%
      3,270 Alberto-Culver Co Class B                                    146,300
                                                                        $146,300

DISTRIBUTORS --- 0.3%
     16,262 McKesson HBOC Inc                                            608,199
      7,574 SUPERVALU Inc                                                167,537
                                                                        $775,736

ELECTRIC COMPANIES --- 4.5%
      7,077 Allegheny Energy Inc                                         256,329
      7,794 Ameren Corp                                                  329,686
     18,279 American Electric Power Co Inc                               795,685
      7,553 CMS Energy Corp                                              181,499
      8,999 Cinergy Corp                                                 300,837
     12,050 Consolidated Edison Inc                                      486,338
      9,305 Constellation Energy Group                                   247,048
      9,182 DTE Energy Co                                                385,093
     14,910 Dominion Resources Inc                                       896,091
     43,934 Duke Energy Corp                                           1,724,849
     12,507 Entergy Corp                                                 489,149
     18,180 Exelon Corp                                                  870,458
      9,996 FPL Group Inc                                                563,774
     16,861 FirstEnergy Corp                                             589,798
     21,803 Mirant Corp*                                                 349,284
      9,084 Niagara Mohawk Holdings Inc*                                 161,059
     21,997 PG&E Corp*                                                   423,222
      8,361 PPL Corp                                                     291,381
      4,800 Pinnacle West Capital Corp                                   200,880
     12,365 Progress Energy Inc                                          556,796
      6,000 Progress Energy Inc @ (CVO)*                                       0
     11,772 Public Service Enterprise Group Inc                          496,661
     16,878 Reliant Energy Inc                                           447,605
     39,400 Southern Co                                                  998,790
     15,050 TXU Corp                                                     709,608
      7,970 Teco Energy Inc                                              209,133
     19,547 Xcel Energy Inc                                              542,234
                                                                     $13,503,287

ELECTRONIC INSTRUMENTS & EQUIP --- 1.6%
     26,104 Agilent Technologies Inc*                                    744,225
     11,138 American Power Conversion Corp*                              161,055
      5,366 Cooper Industries Inc                                        187,381
     24,264 Emerson Electric Co                                        1,385,474
     11,064 Molex Inc                                                    342,431
      6,975 PerkinElmer Inc                                              244,265
      4,600 Power-One Inc*                                                47,886
     29,560 Sanmina Corp*                                                588,244
     46,527 Solectron Corp*                                              524,825
     12,980 Symbol Technologies Inc                                      206,122
      5,277 Tektronix Inc*                                               136,041
      3,371 Thomas & Betts Corp                                           71,297
      5,357 WW Grainger Inc                                              257,136
                                                                      $4,896,382

ELECTRONICS - SEMICONDUCTOR --- 1.9%
     19,302 Advanced Micro Devices Inc*                                  306,130
     16,980 Applied Micro Circuits Corp*                                 192,214
     14,860 Broadcom Corp Class A*                                       607,328
     14,512 Conexant Systems Inc*                                        208,392
     20,824 LSI Logic Corp*                                              328,603
     33,951 Micron Technology Inc*                                     1,052,481
    126,045 Motorola Inc                                               1,893,196
     10,034 National Semiconductor Corp*                                 308,947
      8,130 Novellus Systems Inc*                                        320,729
     10,294 Teradyne Inc*                                                310,261
     10,880 Vitesse Semiconductor Corp*                                  135,238
                                                                      $5,663,519

ENGINEERING & CONSTRUCTION --- 0.1%
      4,200 Fluor Corp                                                   157,080
                                                                        $157,080

FINANCIAL SERVICES --- 9.1%
     29,576 AFLAC Inc                                                    726,387
      5,955 Ambac Financial Group Inc                                    344,556
     75,500 American Express Co                                        2,694,595
    291,335 Citigroup Inc                                             14,706,591
     14,748 Franklin Resources Inc                                       520,162
     16,970 John Hancock Financial Services Inc                          700,861
      8,405 MBIA Inc                                                     450,760
     48,205 MBNA Corp                                                  1,696,816
     41,093 MetLife Inc                                                1,301,826
     62,123 Morgan Stanley Dean Witter & Co                            3,475,161
     12,100 Stilwell Financial Inc                                       329,362
      6,976 T Rowe Price Group Inc                                       242,276
                                                                     $27,189,353

FOOD & BEVERAGES --- 0.6%
      2,016 Adolph Coors Co Class B                                      107,654
      3,839 Brown-Forman Corp Class B                                    240,321
     25,257 Coca-Cola Enterprises Inc                                    478,368
     30,411 ConAgra Foods Inc                                            722,869
     16,140 Pepsi Bottling Group Inc                                     379,290
                                                                      $1,928,502

GOLD, METALS & MINING --- 1.4%
     18,196 Alcan Inc                                                    653,782
     48,152 Alcoa Inc                                                  1,711,804
      4,597 Allegheny Technologies Inc                                    77,000
     30,380 Barrick Gold Corp                                            484,561
      8,235 Freeport-McMoRan Copper & Gold Inc Class B*                  110,267
     10,389 Inco Ltd*                                                    175,990
     11,173 Newmont Mining Corp                                          213,516
      4,435 Nucor Corp                                                   234,878
      4,506 Phelps Dodge Corp                                            145,994
     18,642 Placer Dome Inc                                              203,384
      5,063 USX-US Steel Group                                            91,691
      4,941 Worthington Industries Inc                                    70,162
                                                                      $4,173,029

HARDWARE & TOOLS --- 0.1%
      4,567 Black & Decker Corp                                          172,313
      3,351 Snap-on Inc                                                  112,795
                                                                        $285,108

HEALTH CARE RELATED --- 1.4%
      8,132 Aetna Inc                                                    268,275
      5,700 AmericsourceBergen Corp                                      362,235
     29,000 HCA Inc                                                    1,117,660
     13,200 Health Management Associates Inc Class A*                    242,880
     22,264 HealthSouth Corp*                                            329,952
      9,610 Humana Inc*                                                  113,302
      5,873 Manor Care Inc*                                              139,249
      6,862 Quintiles Transnational Corp*                                110,341
     18,415 Tenet Healthcare Corp*                                     1,081,329
      3,604 Wellpoint Health Networks Inc*                               421,127
                                                                      $4,186,350

HEAVY TRUCKS & PARTS --- 0.3%
      2,369 Cummins Engine Co Inc                                         91,301
      3,969 Eaton Corp                                                   295,333
      3,352 Navistar International Corp                                  132,404
      4,364 PACCAR Inc                                                   286,366
                                                                        $805,404

HOMEBUILDING --- 0.2%
      3,442 Centex Corp                                                  196,504
      2,671 KB HOME                                                      107,107
      3,322 Pulte Corp                                                   148,394
                                                                        $452,005

HOTELS/MOTELS --- 0.8%
     33,205 Carnival Corp                                                932,396
      6,403 Harrah's Entertainment Inc*                                  236,975
     21,012 Hilton Hotels Corp                                           229,451
     13,700 Marriott International Inc Class A                           556,905
     11,277 Starwood Hotels & Resorts Worldwide Inc                      336,618
                                                                      $2,292,345

HOUSEHOLD GOODS --- 0.4%
      8,400 Fortune Brands Inc                                           332,556
     11,119 Leggett & Platt Inc                                          255,737
     15,179 Newell Rubbermaid Inc                                        418,485
      3,817 Whirlpool Corp                                               279,901
                                                                      $1,286,679

INSURANCE RELATED --- 7.0%
     40,355 Allstate Corp                                              1,359,964
    147,910 American International Group Inc                          11,744,054
     15,272 Aon Corp                                                     542,461
      8,209 CIGNA Corp                                                   760,564
      9,654 Chubb Corp                                                   666,126
      9,215 Cincinnati Financial Corp                                    351,552
     19,800 Conseco Inc*                                                  88,308
     13,858 Hartford Financial Services Group Inc                        870,698
      8,550 Jefferson-Pilot Corp                                         395,609
     10,766 Lincoln National Corp                                        522,905
     10,880 Loews Corp                                                   602,534
      6,046 MGIC Investment Corp                                         373,159
      4,192 Progressive Corp                                             625,866
      7,271 SAFECO Corp                                                  226,492
     11,796 St Paul Cos Inc                                              518,670
      7,030 Torchmark Corp                                               276,490
     13,742 UnumProvident Corp                                           364,300
      7,474 XL Capital Ltd Class A                                       682,825
                                                                     $20,972,577

INVESTMENT BANK/BROKERAGE FIRM --- 1.2%
      5,294 Bear Stearns Cos Inc                                         310,440
     13,478 Lehman Brothers Holdings Inc                                 900,330
     47,903 Merrill Lynch & Co Inc                                     2,496,704
                                                                      $3,707,474

LEISURE & ENTERTAINMENT --- 2.4%
     44,972 ADC Telecommunications Inc*                                  206,871
      4,982 Brunswick Corp                                               108,408
    100,388 Viacom Inc Class B*                                        4,432,130
    115,456 Walt Disney Co                                             2,392,248
                                                                      $7,139,657

MACHINERY --- 0.7%
     19,454 Caterpillar Inc                                            1,016,472
     13,317 Deere & Co                                                   581,420
      9,499 Ingersoll-Rand Co                                            397,153
     10,148 Thermo Electron Corp*                                        242,131
                                                                      $2,237,176

MANUFACTURING --- 3.8%
      3,368 Crane Co                                                      86,356
      8,131 Danaher Corp                                                 490,381
     11,474 Dover Corp                                                   425,341
     46,056 Honeywell International Inc                                1,557,614
      5,002 ITT Industries Inc                                           252,601
     17,304 Illinois Tool Works Inc                                    1,171,827
      4,931 Johnson Controls Inc                                         398,178
      6,957 Pall Corp                                                    167,385
      6,673 Parker-Hannifin Corp                                         306,357
    113,000 Tyco International Ltd                                     6,655,700
                                                                     $11,511,740

MEDICAL PRODUCTS --- 0.2%
      3,078 Bausch & Lomb Inc                                            115,917
     14,692 Becton Dickinson & Co                                        487,040
                                                                        $602,957

MISCELLANEOUS --- 0.5%
     30,287 AES Corp*                                                    495,192
      3,715 American Greetings Corp Class A                               51,193
     37,519 Archer-Daniels-Midland Co                                    538,398
     16,400 Calpine Corp*                                                275,356
                                                                      $1,360,139

OFFICE EQUIPMENT & SUPPLIES --- 0.1%
     40,894 Xerox Corp                                                   426,115
                                                                        $426,115

OIL & GAS --- 12.5%
      5,083 Amerada Hess Corp                                            317,688
     14,141 Anadarko Petroleum Corp                                      803,916
      7,130 Apache Corp                                                  355,634
      3,929 Ashland Inc                                                  181,048
     19,056 Baker Hughes Inc                                             694,972
     11,405 Burlington Resources Inc                                     428,144
     60,360 ChevronTexaco Corp                                         5,408,859
     35,492 Conoco Inc Class B                                         1,004,424
      7,181 Devon Energy Corp                                            277,546
      6,523 EOG Resources                                                255,115
    387,314 Exxon Mobil Corp                                          15,221,500
     23,300 Halliburton Co                                               305,230
      5,682 Kerr-McGee Corp                                              311,374
      3,563 McDermott International Inc*                                  43,718
      8,014 Nabors Industries Inc*                                       275,121
      7,485 Noble Drilling Corp*                                         254,789
     21,212 Occidental Petroleum Corp                                    562,754
     21,581 Phillips Petroleum Co                                      1,300,471
      5,317 Rowan Cos Inc*                                               102,990
    120,285 Royal Dutch Petroleum Co NY Shrs                           5,896,371
     32,656 Schlumberger Ltd                                           1,794,447
      4,440 Sunoco Inc                                                   165,790
     18,112 Transocean Sedco Forex Inc                                   612,548
     17,500 USX-Marathon Group                                           525,000
     13,872 Unocal Corp                                                  500,363
                                                                     $37,599,812

PAPER & FOREST PRODUCTS --- 1.0%
      3,321 Boise Cascade Corp                                           112,947
     13,045 Georgia-Pacific Group                                        360,172
     27,305 International Paper Co                                     1,101,757
      6,074 Louisiana-Pacific Corp                                        51,265
      5,630 Mead Corp                                                    173,911
      5,831 Westvaco Corp                                                165,892
     12,244 Weyerhaeuser Co                                              662,156
      6,207 Willamette Industries Inc                                    323,509
                                                                      $2,951,609

PERSONAL LOANS --- 0.8%
     12,000 Capital One Financial Corp                                   647,400
      6,983 Countrywide Credit Industries Inc                            286,094
     25,960 Household International Inc                                1,504,122
     11,300 Providian Financial Corp                                      40,115
                                                                      $2,477,731

PHARMACEUTICALS --- 0.1%
      6,063 Watson Pharmaceuticals Inc*                                  190,318
                                                                        $190,318

PHOTOGRAPHY/IMAGING --- 0.2%
     16,503 Eastman Kodak Co                                             485,683
                                                                        $485,683

POLLUTION CONTROL --- 0.4%
     10,200 Allied Waste Industries Inc*                                 143,412
     35,541 Waste Management Inc                                       1,134,113
                                                                      $1,277,525

PRINTING & PUBLISHING --- 0.7%
     15,047 Gannett Co Inc                                             1,011,610
      4,552 Knight-Ridder Inc                                            295,561
      2,825 Meredith Corp                                                100,711
      6,517 RR Donnelley & Sons Co                                       193,490
     16,845 Tribune Co                                                   630,508
                                                                      $2,231,880

RAILROADS --- 0.8%
     21,895 Burlington Northern Santa Fe Corp                            624,664
     12,131 CSX Corp                                                     425,192
     21,933 Norfolk Southern Corp                                        402,032
     14,062 Union Pacific Corp                                           801,534
                                                                      $2,253,422

REAL ESTATE --- 0.4%
     23,499 Equity Office Properties REIT                                706,850
     15,402 Equity Residential Properties Trust REIT                     442,191
                                                                      $1,149,041

RESTAURANTS --- 0.8%
      6,655 Darden Restaurants Inc                                       235,587
     72,821 McDonald's Corp                                            1,927,572
      5,971 Wendy's International Inc                                    174,174
                                                                      $2,337,333

RETAIL --- 3.1%
     23,045 Albertson's Inc                                              725,687
      6,549 Big Lots Inc                                                  68,110
     21,800 CVS Corp                                                     645,280
     11,876 Circuit City Stores Inc - CarMax Group                       308,182
     25,668 Costco Wholesale Corp*                                     1,139,146
      4,812 Dillard's Inc Class A                                         76,992
     17,800 Dollar General Corp                                          265,220
     10,911 Federated Department Stores Inc*                             446,260
     47,900 Gap Inc                                                      667,726
     14,946 JC Penney Co Inc                                             402,047
     28,453 Kmart Corp*                                                  155,353
     24,332 Limited Inc                                                  358,167
     16,981 May Department Stores Co                                     627,957
      7,665 Nordstrom Inc                                                155,063
     17,391 Office Depot Inc*                                            322,429
     28,456 Safeway Inc*                                               1,188,038
     18,297 Sears Roebuck & Co                                           871,669
     26,171 Staples Inc*                                                 489,398
     11,300 Toys R Us Inc*                                               234,362
      7,000 Winn-Dixie Stores Inc                                         99,750
                                                                      $9,246,836

SAVINGS & LOANS --- 0.8%
     12,768 Charter One Financial Inc                                    346,651
      8,982 Golden West Financial Corp                                   528,591
     49,582 Washington Mutual Inc                                      1,621,331
                                                                      $2,496,573

SHOES --- 0.3%
     15,181 NIKE Inc Class B                                             853,779
      3,401 Reebok International Ltd*                                     90,127
                                                                        $943,906

SPECIALIZED SERVICES --- 0.4%
     55,660 Cendant Corp*                                              1,091,493
      6,000 TMP Worldwide Inc*                                           257,400
                                                                      $1,348,893

TELEPHONE & TELECOMMUNICATIONS --- 10.3%
     17,592 ALLTEL Corp                                                1,085,954
    200,339 AT&T Corp                                                  3,634,149
    143,386 AT&T Wireless Services Inc*                                2,060,457
    106,269 BellSouth Corp                                             4,054,162
     18,586 CIENA Corp*                                                  265,966
      8,035 CenturyTel Inc                                               263,548
     15,998 Citizens Communications Co*                                  170,539
     94,375 Qwest Communications International Inc                     1,333,519
    190,300 SBC Communications Inc                                     7,454,051
     50,248 Sprint Corp                                                1,008,980
    153,708 Verizon Communications                                     7,294,982
    167,082 WorldCom Inc                                               2,352,515
                                                                     $30,978,822

TEXTILES --- 0.2%
      7,092 Jones Apparel Group Inc*                                     235,242
      3,007 Liz Claiborne Inc                                            149,598
      6,261 VF Corp                                                      244,242
                                                                        $629,082

TOYS --- 0.1%
      9,872 Hasbro Inc                                                   160,223
                                                                        $160,223

TRANSPORTATION --- 0.3%
     16,900 FedEx Corp*                                                  876,772
      3,512 Ryder System Inc                                              77,791
                                                                        $954,563

UTILITIES --- 1.3%
     19,929 Dynegy Inc Class A                                           508,190
     28,905 El Paso Corp                                               1,289,452
      7,896 KeySpan Corp                                                 273,596
      6,321 Kinder Morgan Inc                                            352,016
      2,542 NICOR Inc                                                    105,849
     11,784 NiSource Inc                                                 271,739
      1,995 Peoples Energy Corp                                           75,670
     11,748 Sempra Energy                                                288,413
     29,230 Williams Cos Inc                                             745,950
                                                                      $3,910,875

TOTAL COMMON STOCK --- 99.4%                                        $298,684,897
(Cost $335,129,214)

SHORT-TERM INVESTMENTS

AGENCY --- 0.5%
  1,497,000 Farmer Mac                                                 1,496,937
                                                                      $1,496,937

U.S. GOVERNMENTS --- 0.1%
    200,000 United States of America (1)                                 199,195
                                                                        $199,195

TOTAL SHORT-TERM INVESTMENTS --- 0.6%                                 $1,696,132
(Cost $1,696,132)

TOTAL VALUE INDEX PORTFOLIO --- 100.0%                              $300,381,029
(Cost $336,825,346)

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Maxim Value Index Portfolio, Maxim Founders Growth & Income Portfolio, Maxim Ariel Small-Cap Value Portfolio, and Maxim T. Rowe Price MidCap Growth Portfolio of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Value Index Portfolio, Maxim Founders Growth & Income Portfolio, Maxim Ariel Small-Cap Value Portfolio, and Maxim T. Rowe Price MidCap Growth Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
February 12, 2002

                            MAXIM SERIES FUND, INC.
       Financial Statements and Financial Highlights for the Years Ended
                           December 31, 2001 and 2000

            Global Bond, Index European and Index Pacific Portfolios

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

                                                                                GLOBAL            INDEX              INDEX
                                                                                 BOND            EUROPEAN           PACIFIC
                                                                              PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                                             -------------     -------------      -------------
                                                                             -------------     -------------      -------------
ASSETS:
     Investments in securities, market value  (1)                          $  109,471,559    $  112,722,083     $  108,798,294
     Cash denominated in foreign currencies  (2)                                   59,657           402,964             89,290
     Cash                                                                          36,110           372,124          3,529,531
     Dividends and interest receivable                                          1,931,415           326,335             13,579
     Subscriptions receivable                                                           0           109,935              4,447
     Variation margin on futures contracts                                              0           478,443          1,757,954
     Unrealized appreciation on forward foreign currency contracts                871,391                 0                  0
                                                                             -------------     -------------      -------------
                                                                             -------------     -------------      -------------

     Total assets                                                             112,370,132       114,411,884        114,193,095
                                                                             -------------     -------------      -------------
                                                                             -------------     -------------      -------------

LIABILITIES:
     Due to investment adviser                                                    122,662           105,569            105,607
     Redemptions payable                                                                0            10,020             10,443
     Payable for investments purchased                                                  0                 0             45,996
                                                                             -------------     -------------      -------------
                                                                             -------------     -------------      -------------

     Total liabilities                                                            122,662           115,589            162,046
                                                                             -------------     -------------      -------------
                                                                             -------------     -------------      -------------

NET ASSETS                                                                 $  112,247,470    $  114,296,295     $  114,031,049
                                                                             =============     =============      =============
                                                                             =============     =============      =============

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                         $    1,151,645    $    1,429,406     $    1,877,116
     Additional paid-in capital                                               113,149,069       140,433,546        175,087,313
     Net unrealized depreciation on investments, translation
        of assets and liabilities denominated
     in foreign currencies, futures contracts and forward                      (3,115,018)      (17,133,848)       (40,507,150)
         foreign currency contracts
     Undistributed net investment income                                        1,003,606                 0                  0
     Accumulated net realized gain (loss) on investments,
        futures contracts and forward
        foreign currency contracts                                                 58,168       (10,432,809)       (22,426,230)
                                                                             -------------     -------------      -------------
                                                                             -------------     -------------      -------------

NET ASSETS                                                                 $  112,247,470    $  114,296,295     $  114,031,049
                                                                             =============     =============      =============
                                                                             =============     =============      =============

NET ASSET VALUE PER OUTSTANDING SHARE                                      $       9.7467    $       7.9961     $       6.0748
                                                                             =============     =============      =============
                                                                             =============     =============      =============
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                               100,000,000       100,000,000        100,000,000
     Outstanding                                                               11,516,449        14,294,055         18,771,162

(1)  Cost of investments in securities:                                    $  113,458,094    $  129,921,406     $  149,625,966
(2)  Cost of cash denominated in foreign currencies:                               59,531           401,311             89,221

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

                                                                                   GLOBAL            INDEX            INDEX
                                                                                    BOND            EUROPEAN         PACIFIC
                                                                                 PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                                                -------------     -------------    -------------
                                                                                -------------     -------------    -------------

INVESTMENT INCOME:
    Interest                                                                  $    4,149,490    $       82,336   $      149,743
    Dividends                                                                              0         2,325,926        1,542,564
    Foreign withholding tax                                                          (11,132)         (278,945)        (172,539)
                                                                                -------------     -------------    -------------
                                                                                -------------     -------------    -------------

    Total income                                                                   4,138,358         2,129,317        1,519,768
                                                                                -------------     -------------    -------------
                                                                                -------------     -------------    -------------

EXPENSES:
    Audit fees                                                                                          10,006           10,006
    Investment administration                                                                          149,917          149,917
    Bank and custodial fees                                                                             64,424           44,964
    Other expenses                                                                                     103,839          101,934
    Management fees                                                                1,268,223         1,196,907        1,237,818
                                                                                -------------     -------------    -------------
                                                                                -------------     -------------    -------------

    Total expenses                                                                 1,268,223         1,525,093        1,544,639

    Less amount reimbursed by investment adviser                                                        88,804           59,257
                                                                                -------------     -------------    -------------
                                                                                -------------     -------------    -------------

    Net expenses                                                                   1,268,223         1,436,289        1,485,382
                                                                                -------------     -------------    -------------
                                                                                -------------     -------------    -------------

NET INVESTMENT INCOME                                                              2,870,135           693,028           34,386
                                                                                -------------     -------------    -------------
                                                                                -------------     -------------    -------------
                                                                                                             0                0
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investments                                        2,235,041        (7,602,221)     (18,941,434)
    Net realized loss on futures contracts                                                            (525,808)        (743,046)
    Net realized gain on forward foreign currency contracts                        2,054,943                 0
    Change in net unrealized appreciation on investments                          (3,844,857)      (21,920,892)      (6,699,629)
    Change in net unrealized depreciation on translation of
       assets and
    liabilities denominated in foreign currencies                                 (1,254,443)       (1,206,266)     (11,330,520)
    Change in net unrealized appreciation on futures contracts                                          (2,198)         367,680
    Change in net unrealized appreciation on forward foreign                       1,033,381
       currency contracts
                                                                                -------------     -------------    -------------
                                                                                -------------     -------------    -------------

    Net realized and unrealized gain (loss) on investments,
       translation of assets and liabilities
    denominated in foreign currencies, futures contracts and                         224,065       (31,257,385)     (37,346,949)
       forward foreign currency contracts
                                                                                -------------     -------------    -------------
                                                                                -------------     -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $    3,094,200    $  (30,564,357)  $  (37,312,563)
                                                                                =============     =============    =============
                                                                                =============     =============    =============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

                                                      GLOBAL BOND              INDEX EUROPEAN           INDEX PACIFIC
                                                       PORTFOLIO                 PORTFOLIO                PORTFOLIO
                                                 -----------------------   -----------------------  -----------------------
                                                 -----------------------   -----------------------  -----------------------
                                                   2001         2000         2001         2000         2001        2000
                                                 ----------  -----------   ----------  -----------  -----------  ----------
                                                 ----------  -----------   ----------  -----------  -----------  ----------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)               $ 2,870,135 $  3,285,778  $   693,028 $    526,037 $     34,386 $  (303,000)
    Net realized gain (loss) on investments      2,235,041   (10,119,364)  (7,602,221)    (81,933)  (18,941,434) 5,336,979
    Net realized loss on futures contracts                                  (525,808)  (1,561,953)    (743,046)  (1,754,442)
    Net realized gain on forward foreign          2,054,943   11,911,643            0
       currency contracts
    Change in net unrealized appreciation        (3,844,857)  3,381,704    (21,920,892)(14,421,054) (6,699,629)  (53,245,167)
       (depreciation) on investments
    Change in net unrealized depreciation on                                       0            0            0
       translation of assets and liabilities
       nominated in foreign currencies           (1,254,443)    411,393    (1,206,266)  (2,275,074)  (11,330,520) (18,125,577)
    Change in net unrealized appreciation                                     (2,198)     (84,586)     367,680    (181,651)
       (depreciation) on futures contracts
    Change in net unrealized appreciation        1,033,381     (828,032)           0                                     0
       (depreciation) on forward foreign
       currency contracts
                                                 ----------  -----------   ----------  -----------  -----------  ----------
                                                 ----------  -----------   ----------  -----------  -----------  ----------

    Net increase (decrease) in net assets        3,094,200    8,043,122    (30,564,357)(17,898,563) (37,312,563) (68,272,858)
       resulting from operations
                                                 ----------  -----------   ----------  -----------  -----------  ----------
                                                 ----------  -----------   ----------  -----------  -----------  ----------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                   (1,707,826) (7,244,316)   (1,206,987)   (511,033)     (48,436)          0
    From net realized gains                      (1,766,588)          0            0     (451,179)    (189,116)  (7,895,839)
                                                 ----------  -----------   ----------  -----------  -----------  ----------
                                                 ----------  -----------   ----------  -----------  -----------  ----------

    Total distributions                          (3,474,414) (7,244,316)   (1,206,987)   (962,212)    (237,552)  (7,895,839)
                                                 ----------  -----------   ----------  -----------  -----------  ----------
                                                 ----------  -----------   ----------  -----------  -----------  ----------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares            87,748,809  69,961,870    72,435,997  144,234,240  127,783,734  285,350,931
    Reinvestment of distributions                3,474,414    7,244,316    1,206,987      962,212      237,552   7,895,839
    Redemptions of shares                        (66,813,422)(81,582,208)  (70,982,343)(130,238,622)(118,576,581)(270,120,349)
                                                 ----------  -----------   ----------  -----------  -----------  ----------
                                                 ----------  -----------   ----------  -----------  -----------  ----------

    Net increase (decrease) in net assets        24,409,801  (4,376,022)   2,660,641   14,957,830    9,444,705   23,126,421
       resulting from share transactions
                                                 ----------  -----------   ----------  -----------  -----------  ----------
                                                 ----------  -----------   ----------  -----------  -----------  ----------

    Total increase (decrease) in net assets      24,029,587  (3,577,216)   (29,110,703)(3,902,945)  (28,105,410) (53,042,276)

NET ASSETS:
    Beginning of period                          88,217,883  91,795,099    143,406,998 147,309,943  142,136,459  195,178,735
                                                 ----------  -----------   ----------  -----------  -----------  ----------
                                                 ----------  -----------   ----------  -----------  -----------  ----------

    End of period  (1)                         $ 112,247,47$ 88,217,883  $ 114,296,29$ 143,406,998$ 114,031,049$ 142,136,459
                                                 ==========  ===========   ==========  ===========  ===========  ==========
                                                 ==========  ===========   ==========  ===========  ===========  ==========
                                                         0                         0                         0
OTHER INFORMATION:

SHARES:
    Sold                                         8,882,791    7,119,375    8,332,285   13,207,469   18,079,456   25,026,461
    Issued in reinvestment of distributions        356,281      741,844      154,563       91,755       39,619     833,467
    Redeemed                                     (6,761,005) (8,275,844)   (8,042,862) (11,912,829) (16,125,727) (23,343,039)
                                                 ----------  -----------   ----------  -----------  -----------  ----------
                                                 ----------  -----------   ----------  -----------  -----------  ----------

    Net increase (decrease)                      2,478,067     (414,625)     443,986    1,386,395    1,993,348   2,516,889
                                                 ==========  ===========   ==========  ===========  ===========  ==========
                                                 ==========  ===========   ==========  ===========  ===========  ==========

(1) Including undistributed (overdistributed)  $ 1,003,606 $ (3,957,594) $         0 $    (54,813)$          0 $  (369,962)
       net investment income (loss)

See notes to financial statements.

MAXIM SERIES FUND, INC.

GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2001, 2000 and the period ended December 31, 1999 are as follows:

                                                               Period Ended December 31,
                                                   -----------------------------------------------
                                                   -----------------------------------------------
                                                      2001              2000             1999
                                                   ------------      ------------     ------------
                                                   ------------      ------------     ------------
                                                                                          (A)

Net Asset Value, Beginning of Period             $      9.7604     $      9.7107    $     10.0000

Income from Investment Operations
                                                                          0.0000           0.0000
Net investment income                                   0.7074            0.3703           0.1641
Net realized and unrealized gain (loss)                (0.3779)           0.4877          (0.2894)
                                                   ------------      ------------     ------------
                                                   ------------      ------------     ------------

Total Income (Loss) From Investment Operations          0.3295            0.8580          (0.1253)
                                                   ------------      ------------     ------------
                                                   ------------      ------------     ------------

Less Distributions

From net investment income                             (0.1824)          (0.8083)         (0.1640)
From net realized gains                                (0.1608)
                                                   ------------      ------------     ------------
                                                   ------------      ------------     ------------

Total Distributions                                    (0.3432)          (0.8083)         (0.1640)
                                                   ------------      ------------     ------------
                                                   ------------      ------------     ------------

Net Asset Value, End of Period                   $      9.7467     $      9.7604    $      9.7107
                                                   ============      ============     ============
                                                   ============      ============     ============
                                                        0.0000

Total Return                                             3.41%             9.02%           (1.25%)^

Net Assets, End of Period                        $ 112,247,470     $  88,217,883    $  91,795,099

Ratio of Expenses to Average Net Assets                  1.30%             1.30%            1.30% *

Ratio of Net Investment Income to Average Net Assets     2.95%             3.53%            4.00% *

Portfolio Turnover Rate                                227.53%           367.96%           86.93% ^

^ Based on operations for the period shown and, accordingly, are not representative of a full year.

*Annualized

(A)  The portfolio commenced operations on July 26, 1999.
                                                                                       (Continued)

MAXIM SERIES FUND, INC.

INDEX EUROPEAN PORTFOLIO
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2001, 2000 and the period ended December 31, 1999 are as follows:

                                                         Period Ended December 31,
                                                        -------------------------------------------
                                                        -------------------------------------------
                                                           2001            2000           1999
                                                        ------------    ------------   ------------
                                                        ------------    ------------   ------------
                                                                                           (A)

Net Asset Value, Beginning of Period                  $     10.3542   $     11.8191  $     10.0000

Income from Investment Operations
                                                                             0.0000         0.0000
Net investment income (loss)                                 0.0896          0.0386        (0.0005)
Net realized and unrealized gain (loss)                     (2.3621)        (1.4326)        1.8445
                                                        ------------    ------------   ------------
                                                        ------------    ------------   ------------

Total Income (Loss) From Investment Operations              (2.2725)        (1.3940)        1.8440
                                                        ------------    ------------   ------------
                                                        ------------    ------------   ------------

Less Distributions

From net investment income                                  (0.0856)        (0.0370)        0.0000
From net realized gains                                      0.0000         (0.0339)       (0.0249)
                                                        ------------    ------------   ------------
                                                        ------------    ------------   ------------

Total Distributions                                         (0.0856)        (0.0709)       (0.0249)
                                                        ------------    ------------   ------------
                                                        ------------    ------------   ------------

Net Asset Value, End of Period                        $      7.9961   $     10.3542  $     11.8191
                                                        ============    ============   ============
                                                        ============    ============   ============
                                                             0.0000

Total Return                                                (21.93%)        (11.80%)        18.44% ^

Net Assets, End of Period                             $ 114,296,295   $ 143,406,998  $ 147,309,943

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                                        1.27%           1.39%          1.39% *
- After Reimbursement #                                       1.20%           1.20%          1.20% *

Ratio of Net Investment Income (Loss) to Average Net Assets:
- Before Reimbursement                                        0.51%           0.19%         (0.31%)*
- After Reimbursement #                                       0.58%           0.38%         (0.12%)*

Portfolio Turnover Rate                                      52.34%          62.87%         19.79% ^

^ Based on operations for the period shown and, accordingly, are not representative of a full year.

*Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A)  The portfolio commenced operations on July 26, 1999.                               (Continued)

MAXIM SERIES FUND, INC.

INDEX PACIFIC PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2001, 2000 and the period ended December 31, 1999 are as follows:

                                                        Period Ended December 31,
                                                       -------------------------------------------
                                                       -------------------------------------------
                                                          2001            2000           1999
                                                       ------------    ------------   ------------
                                                       ------------    ------------   ------------
                                                                                          (A)

Net Asset Value, Beginning of Period                 $      8.4717   $     13.6863  $     10.0000

Income from Investment Operations
                                                                            0.0000         0.0000
Net investment income (loss)                                0.0248         (0.0174)       (0.0004)
Net realized and unrealized gain (loss)                    (2.4073)        (4.6864)        3.8172
                                                       ------------    ------------   ------------
                                                       ------------    ------------   ------------

Total Income (Loss) From Investment Operations             (2.3825)        (4.7038)        3.8168
                                                       ------------    ------------   ------------
                                                       ------------    ------------   ------------

Less Distributions

From net investment income                                 (0.0027)         0.0000        (0.0043)
From net realized gains                                    (0.0117)        (0.5108)       (0.1262)
                                                       ------------    ------------   ------------
                                                       ------------    ------------   ------------

Total Distributions                                        (0.0144)        (0.5108)       (0.1305)
                                                       ------------    ------------   ------------
                                                       ------------    ------------   ------------

Net Asset Value, End of Period                       $      6.0748   $      8.4717  $     13.6863
                                                       ============    ============   ============
                                                       ============    ============   ============
                                                            0.0000

Total Return                                               (28.12%)        (34.74%)        38.27% ^

Net Assets, End of Period                            $ 114,031,049   $ 142,136,459  $ 195,178,735

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                                       1.25%           1.31%          1.35% *
- After Reimbursement #                                      1.20%           1.19%          1.20% *

Ratio of Net Investment Loss to Average Net Assets:
- Before Reimbursement                                      (0.02%)         (0.31%)        (0.16%)*
- After Reimbursement #                                      0.03%          (0.19%)        (0.01%)*

Portfolio Turnover Rate                                     51.96%          50.75%         18.94% ^

^ Based on operations for the period shown and, accordingly, are not representative of a full year.

*Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A)  The portfolio commenced operations on July 26, 1999.                              (Concluded)


MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES
      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Global Bond, Index European and Index Pacific Portfolios (the Portfolios) are included herein and are represented by separate classes of beneficial interest of the Fund.
      The investment objective of each Portfolio is to seek the highest total return consistent with a reasonable degree of risk for the Global Bond Portfolio and to seek investment results that track the total return of the common stocks that comprise the FTSE World European Index for the Index European Portfolio and FTSE World Pacific Index for the Index Pacific Portfolio. The Portfolios are nondiversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      The Portfolios may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolios to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

      Foreign Currency Translations

      The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

      The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolios and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

      Financial Futures Contracts

      The Index European and Index Pacific Portfolios may invest in financial futures contracts as a substitute for a comparable market position in the underlying securities. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as "variation margin", are made or received by the Portfolios each day, depending on the daily fluctuations in the fair value of the underlying security. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

      Forward Currency Transactions

      The Global Bond Portfolio enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign security holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contracts and the value of the foreign currency in U.S. dollars upon closing of such contract is shown separately on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

      Dividends

      Dividends from net investment income of the Portfolios are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolios, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO) for the Index European and Index Pacific Portfolios and specific lot selection for the Global Bond Portfolio.

     Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, each Portfolio of the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2001, the Index European Portfolio had available for federal income tax purposes unused capital loss carryovers of $951,555 and $5,301,238, which expire in the years 2008 and 2009, respectively and the Index Pacific Portfolio had available for federal income tax purposes unused capital loss carryover of $11,645,331 which expires in the year 2009.


      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolios. For the year-ended December 31, 2001, the Global Bond Portfolio reclassified $3,670,814 from accumulated net realized gain on investments to undistributed net investment income and $128,077 from paid-in-capital to undistributed net investment income. The Index European Portfolio reclassified $557,538 from accumulated net realized gain on investments to undistributed net investment income and $11,234 from paid-in-capital to undistributed net investment income. The Index Pacific Portfolio reclassified $275,440 from accumulated net realized gain on investments to undistributed net investment income and $108,572 from paid-in-capital to undistributed net investment income.

2.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.30% of the average daily net assets of the Global Bond Portfolio and 1.00% of the average daily net assets of the Index European and Index Pacific Portfolios. However, the investment advisor shall pay any expenses which exceed an annual rate, including management fees, of 1.20% of the average daily net assets of the Index European and Index Pacific Portfolios. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods. For the Global Bond Portfolio, the management fee encompasses fund operation expenses.

3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

                                               Purchases           Sales
                                             --------------    --------------


     Global Bond Portfolio                 $    158,864,474   $  128,692,989
     Index European Portfolio                   65,811,810        61,448,995
     Index Pacific Portfolio                    71,234,159        61,195,847

      For the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $77,856,010 and $77,731,125, respectively, for the Global Bond Portfolio. There were no purchases or sales of U.S. Government securities in any other portfolio.

4.
UNREALIZED APPRECIATION (DEPRECIATION)

      The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001, were as follows:

                              Cost For
                               Income                                                 Net
                                 Tax             Gross             Gross          Unrealized
                              Purposes       Appreciation      Depreciation      Depreciation
                             ------------    --------------    --------------    --------------

        Global Bond
          Portfolio       $  113,428,039  $      515,034    $    (4,471,514)  $    (3,956,480)

        Index European
          Portfolio          133,191,646       2,961,886        (23,431,449)      (20,469,563)

        Index Pacific
          Portfolio          160,086,414        1,055,262        (52,343,382)      (51,288,120)



5.    FUTURES CONTRACTS

      As of December 31, the Index European and Index Pacific held open futures contracts as follows:


                                Long           Number of        Expiration         Unrealized
                              Contracts          Long              Date           Appreciation
                                               Contracts
                             ------------    --------------    --------------    ---------------

        Index European       FTSE 100            10              March 2002   $         7,059
          Portfolio          DJ EURO 50          27              March 2002            56,763

                                                                                 ---------------
                                                                              $        63,822
                                                                                 ===============
                                                                                 ---------------

        Index Pacific        HANG SENG            3              March 2002    $        2,129
          Portfolio          Topix Index         20              March 2002            15,527
                             SPI 200              2              March 2002               320
                             SGX MSCI           151              March 2002           302,477

                                                                                 ---------------
                                                                              $       320,453
                                                                                 ===============


6.    FORWARD FOREIGN CURRENCY CONTRACTS

      As of December 31, 2001, the Global Bond Portfolio held the following forward foreign currency contracts:

                                                                                       Net
                                               Delivery                             Unrealized
                                                 Value           Settlement        Appreciation
                                              (Currency)            Date           (Depreciation)
                                             --------------    ----------------    -------------
     Long Contracts:
        Australian Dollar                         250,000        June 19, 2002  $          746
        Canadian Dollar                        14,895,000        June 19, 2002          94,210
        Euro                                   44,307,000        June 19, 2002         (57,225)
        British Pound                           8,300,000        June 19, 2002        (251,840)
        Japanese Yen                         2,774,200,000       June 19, 2002       1,209,518
        Swedish Krona                           3,450,000        June 19, 2002          (4,595)

     Short Contracts:
        Australian Dollar                       3,230,000        June 19, 2002  $      (14,810)
        Canadian Dollar                        11,850,000        June 19, 2002         (30,727)
        Euro                                    7,950,000        June 19, 2002           8,600
        Japanese Yen                                             June 19, 2002         (82,486)
                                               350,000,000
                                                                                   -------------

     Net Appreciation                                                           $      871,391
                                                                                   =============


7.    TAX INFORMATION (unaudited)

      For federal income tax purposes the following is furnished with respect to distributions paid by the Portfolios during their taxable year ended December 31, 2001.

      The Portfolios designated and paid the following amounts as long-term capital gain distributions.

                                                           Long-Term
                                                            Capital
                                                             Gain
                                                          Distributions
                                                          -------------

     Global Bond Portfolio                             $      33,195
     Index European Portfolio                                      0
     Index Pacific Portfolio                                 189,116



      The Index European and Index Pacific Portfolios intend to pass through foreign tax credits of $278,945 and $172,539, respectively, and have derived gross income from sources within foreign countries amounting to $2,367,814 and $1,601,160 for the Index European and Index Pacific Portfolios, respectively.

The Maxim Series Fund

Global Bond Portfolio

BONDS

AUSTRIA              --- 9.9%

FOREIGN BANKS
  1,000,000 Oesterreichische Kontrollbank AG                             991,850
            Foreign Government Guaranteed Notes
            3.625% October 18, 2004
543,000,000 Oesterreichische Kontrollbank AG                           4,413,688
            Foreign Government Guaranteed Bonds
            1.800% March 22, 2010
156,000,000 Pfandbriefstelle Der Oesterr                               1,221,020
            Senior Unsubordinated Notes
            1.600% February 15, 2011
                                                                      $6,626,558

FOREIGN GOVERNMENTS
    550,000 Republic of Austria                                          532,974
            Bonds
            6.250% July 15, 2027
  4,000,000 Republic of Austria                                        3,692,802
            Notes
            5.500% October 20, 2007
                                                                      $4,225,776

TOTAL AUSTRIA              --- 9.9%                                  $10,852,334

BELGIUM              --- 3.3%

FOREIGN GOVERNMENTS
  2,514,000 Government of Belgium                                      2,062,683
            Bonds
            3.750% March 28, 2009
  1,779,000 Government of Belgium                                      1,560,583
            Bonds
            5.500% March 28, 2028
                                                                      $3,623,266

TOTAL BELGIUM              --- 3.3%                                   $3,623,266

CANADA               --- 7.9%

CANADIAN - FEDERAL
    300,000 Government of Canada                                         191,712
            Bonds
            5.500% June 1, 2009
    412,000 Government of Canada                                         273,252
            Bonds
            6.000% September 1, 2005
  4,409,000 Government of Canada                                       2,891,827
            Bonds
            5.750% September 1, 2006
  1,000,000 Government of Canada                                         653,348
            Bonds
            5.750% June 1, 2003
                                                                      $4,010,139

CANADIAN - PROVINCIAL
  4,500,000 Province of British Columbia                               4,414,635
            Notes
            4.625% October 3, 2006
    300,000 Province of Quebec                                           178,412
            Debentures
            6.000% October 1, 2029
                                                                      $4,593,047

TOTAL CANADA               --- 7.9%                                   $8,603,186

CAYMAN ISLANDS       --- 2.7%

FINANCIAL SERVICES
380,000,000 AIG SunAmerica Institutional Funding II                    2,978,010
            Secured Notes
            1.200% January 26, 2005
                                                                      $2,978,010

TOTAL CAYMAN ISLANDS       --- 2.7%                                   $2,978,010

DENMARK              --- 10.4%

FOREIGN BANKS
  3,000,000 DePfa Deutsche Pfandbriefbank AG                           2,470,860
            Bonds
            4.500% January 15, 2014
393,000,000 Deutsche Ausgleichsbank                                    3,174,298
            Foreign Government Guaranteed Bonds
            1.850% September 20, 2010
    720,000 Hypothekenbank in Essen AG                                   640,928
            Notes
            5.250% January 17, 2011
    460,000 KFW                                                          404,232
            Global Notes
            5.000% July 4, 2011
                                                                      $6,690,318

FOREIGN GOVERNMENTS
  4,930,000 Deutsche Bundesrepublik                                    4,696,949
            Bonds
            6.000% January 4, 2007
                                                                      $4,696,949

TOTAL DENMARK              --- 10.4%                                 $11,387,267

EUROPEAN COMMUNITY --- 4.6%

SUPRANATIONALS
  5,000,000 Inter-American Development Bank                            4,987,500
            Senior Notes
            3.875% September 27, 2004
                                                                      $4,987,500

TOTAL EUROPEAN COMMUNITY --- 4.6%                                     $4,987,500

EUROPEAN COMMUNITY   --- 2.8%

SUPRANATIONALS
  1,500,000 European Bank for Reconstruction & Development             1,532,145
            Senior Unsubordinated Notes
            5.375% June 15, 2006
  1,500,000 European Investment Bank                                   1,494,075
            Notes
            4.875% September 6, 2006
                                                                      $3,026,220

TOTAL EUROPEAN COMMUNITY   --- 2.8%                                   $3,026,220

FRANCE               --- 9.3%

FINANCIAL SERVICES
  1,500,000 CIE Financement Foncier                                    1,417,873
            Mortgage Secured Bonds
            6.125% February 23, 2015
  3,600,000 Caisse Nationale des Autoroutes                            2,931,676
            Unsubordinated Debentures
            4.375% May 19, 2014
                                                                      $4,349,549

FOREIGN GOVERNMENTS
  3,460,000 Government of France                                       3,091,749
            Treasury Notes
            4.500% July 12, 2006
  3,050,000 Government of France                                       2,754,826
            Notes
            4.500% July 12, 2003
                                                                      $5,846,575

TOTAL FRANCE               --- 9.3%                                  $10,196,124

ITALY                --- 3.4%

FOREIGN GOVERNMENTS
  1,300,000 Buoni Poliennali del Tesoro                                1,163,198
            Bonds
            5.250% August 1, 2011
  1,810,000 Buoni Poliennali del Tesoro                                1,624,517
            Bonds
            4.000% October 1, 2003
  1,000,000 Buoni Poliennali del Tesoro                                  980,063
            Debentures
            6.750% July 1, 2007
                                                                      $3,767,778

TOTAL ITALY                --- 3.4%                                   $3,767,778

NETHERLANDS          --- 1.0%

FOREIGN GOVERNMENTS
    770,000 Government of Netherlands                                    633,809
            Bonds
            3.750% July 15, 2009
    500,000 Government of Netherlands                                    445,179
            Bonds
            5.500% January 15, 2028
                                                                      $1,078,988

TOTAL NETHERLANDS          --- 1.0%                                   $1,078,988

SPAIN                --- 1.9%

FOREIGN GOVERNMENTS
  2,370,000 Bonos Y Oblig del Estado                                   2,105,205
            Bonds
            3.000% January 31, 2003
                                                                      $2,105,205

TOTAL SPAIN                --- 1.9%                                   $2,105,205

SWEDEN               --- 0.4%

FOREIGN GOVERNMENTS
  4,500,000 Government of Sweden                                         474,489
            Debentures
            6.750% May 5, 2014
                                                                        $474,489

TOTAL SWEDEN               --- 0.4%                                     $474,489

UNITED KINGDOM       --- 11.0%

FOREIGN BANKS
  1,290,000 Abbey National Treasury Services PLC                       1,874,838
            Bank Guaranteed Notes
            5.250% January 21, 2004
                                                                      $1,874,838

FOREIGN GOVERNMENTS
  6,748,000 United Kingdom                                            10,130,402
            Bonds
            6.500% December 7, 2003
                                                                     $10,130,402

TOTAL UNITED KINGDOM       --- 11.0%                                 $12,005,240

UNITED STATES        --- 29.5%

AGENCY
290,000,000 Fannie Mae                                                 2,356,333
            UNSECURED GLOBAL NOTES
            1.750% March 26, 2008
                                                                      $2,356,333

INVESTMENT BANK/BROKERAGE FIRM
  1,100,000 Credit Suisse First Boston USA Inc                         1,073,226
            Notes
            6.125% November 15, 2011
                                                                      $1,073,226

MISCELLANEOUS
272,000,000 GE Financial Assurance Holdings                            2,040,415
            Notes
            1.600% June 20, 2011
                                                                      $2,040,415

PHARMACEUTICALS
310,000,000 Pfizer Inc                                                 2,367,339
            Bonds
            .800% March 18, 2008
                                                                      $2,367,339

U.S. GOVERNMENTS
  2,810,000 United States of America                                   2,801,205
            Treasury Notes
            5.000% August 15, 2011
  6,891,000 United States of America                                   6,869,430
            INFLATION INDEX NOTE
            3.500% January 15, 2011
    370,000 United States of America                                     387,864
            Treasury Notes
            6.125% November 15, 2027
  4,200,000 United States of America                                   4,966,500
            Treasury Notes
            7.500% November 15, 2016
  9,000,000 United States of America                                   9,386,730
            Treasury Notes
            5.500% February 15, 2008
                                                                     $24,411,729

TOTAL UNITED STATES        --- 29.5%                                 $32,249,042

TOTAL BONDS --- 98.0%                                               $107,334,649
(Cost $111,321,184)

SHORT-TERM INVESTMENTS

UNITED STATES        --- 2.0%

AGENCY
  2,137,000 Farmer Mac                                                 2,136,910
                                                                      $2,136,910

TOTAL UNITED STATES        --- 2.0%                                   $2,136,910

TOTAL SHORT-TERM INVESTMENTS --- 2.0%                                 $2,136,910
(Cost $2,136,910)

TOTAL GLOBAL BOND PORTFOLIO --- 100.0%                              $109,471,559
(Cost $113,458,094)

The Maxim Series Fund

Index European Portfolio

COMMON STOCK

AUSTRIA              --- 0.1%

BUILDING MATERIALS
        953 Wienerberger Baustoffindustrie                                13,365
                                                                         $13,365

ELECTRIC COMPANIES
        308 EVN AG                                                        12,552
        317 Oest Elektrizatswirts Class A                                 23,710
                                                                         $36,262

FOREIGN BANKS
        563 Erste Bank der Oesterreichischen Sparkassen  AG               29,927
                                                                         $29,927

GOLD, METALS & MINING
        514 Voest-Alpine Stahl AG                                         14,691
                                                                         $14,691

OIL & GAS
        379 OMV AG                                                        31,762
                                                                         $31,762

TELEPHONE & TELECOMMUNICATIONS
      4,197 Telekom Austria AG*                                           34,792
                                                                         $34,792

TOTAL AUSTRIA              --- 0.1%                                     $160,799

BELGIUM              --- 1.4%

ELECTRIC COMPANIES
      1,179 Electrabel SA                                                245,649
                                                                        $245,649

FINANCIAL SERVICES
     18,655 Fortis*                                                      484,194
                                                                        $484,194

FOOD & BEVERAGES
      4,896 Interbrew                                                    134,052
                                                                        $134,052

FOREIGN BANKS
     24,980 Dexia*                                                       359,211
      2,564 KBC Bancassurance Holding NV                                  86,069
                                                                        $445,280

INVESTMENT BANK/BROKERAGE FIRM
      1,652 Almanij NV                                                    55,160
                                                                         $55,160

OIL & GAS
      1,980 Groupe Bruxelles Lambert                                     104,105
                                                                        $104,105

PHARMACEUTICALS
      3,134 UCB SA*                                                      126,885
                                                                        $126,885

TOTAL BELGIUM              --- 1.4%                                   $1,595,325

DENMARK              --- 1.0%

FOOD & BEVERAGES
        501 Carlsberg A/S Class A*                                        18,899
        407 Carlsberg A/S Class B*                                        17,010
                                                                         $35,909

FOREIGN BANKS
     22,174 Danske Bank A/S                                              355,829
                                                                        $355,829

MANUFACTURING
      2,993 Vestas Wind Systems A/S                                       81,721
                                                                         $81,721

PHARMACEUTICALS
      1,999 H Lundbeck A/S*                                               51,469
      7,000 Novo Nordisk A/S*                                            286,274
                                                                        $337,743

TELEPHONE & TELECOMMUNICATIONS
      4,653 Tele Danmark A/S                                             165,773
                                                                        $165,773

TRANSPORTATION
          5 A/S Dampskibsselskabet Svendborg Class B                      45,507
          8 D/S 1912                                                      54,608
                                                                        $100,115

TOTAL DENMARK              --- 1.0%                                   $1,077,090

FINLAND              --- 3.3%

PAPER & FOREST PRODUCTS
     15,642 Stora Enso OYJ Class R                                       200,279
                                                                        $200,279

TELEPHONE & TELECOMMUNICATIONS
    134,610 Nokia OYJ                                                  3,471,051
                                                                      $3,471,051

TOTAL FINLAND              --- 3.3%                                   $3,671,330

FRANCE               --- 13.9%

COSMETICS & PERSONAL CARE
      9,697 L'Oreal SA                                                   698,507
                                                                        $698,507

ELECTRIC COMPANIES
     31,283 Vivendi Universal SA                                       1,713,045
                                                                      $1,713,045

ELECTRONICS - SEMICONDUCTOR
     19,073 STMicroelectronics NV                                        612,223
                                                                        $612,223

FOOD & BEVERAGES
      4,292 Groupe Danone                                                523,559
     10,597 LVMH (Louis Vuitton Moet Hennessy)                           431,205
                                                                        $954,764

FOREIGN BANKS
     12,860 Banque Nationale de Paris                                  1,150,780
     12,135 Societe Generale                                             679,095
                                                                      $1,829,875

INSURANCE RELATED
     49,246 AXA*                                                       1,029,128
                                                                      $1,029,128

OIL & GAS
     20,245 Total Fina Elf                                             2,891,394
                                                                      $2,891,394

PHARMACEUTICALS
     22,385 Aventis SA                                                 1,589,545
     10,490 Sanofi-Synthelabo SA                                         782,717
                                                                      $2,372,262

RETAIL
     20,409 Carrefour SA                                               1,061,255
      3,426 Pinault-Printemps-Redoute SA                                 441,104
                                                                      $1,502,359

TELEPHONE & TELECOMMUNICATIONS
     34,729 Alcatel                                                      593,716
      9,985 France Telecom SA                                            399,190
                                                                        $992,906

WATER
     29,163 Suez SA*                                                     882,869
      3,966 Vivendi Environnement                                        132,283
      3,966 Vivendi Environnement (wts)*                                   1,624
                                                                      $1,016,776

TOTAL FRANCE               --- 13.9%                                 $15,613,239

GERMANY              --- 10.9%

AUTOMOBILES
      8,977 Bayerische Motoren Werke AG                                  312,931
     29,096 DaimlerChrysler AG (registered)                            1,252,607
                                                                      $1,565,538

CHEMICALS
     17,425 BASF AG                                                      647,760
     20,952 Bayer AG                                                     667,873
                                                                      $1,315,633

COMPUTER SOFTWARE & SERVICES
      6,795 SAP AG                                                       885,154
                                                                        $885,154

ELECTRIC COMPANIES
     11,487 RWE AG*                                                      431,623
                                                                        $431,623

FOREIGN BANKS
     11,272 Bayerische Hypo-Und Vereinsbank AG                           344,456
     17,840 Deutsche Bank AG (registered)                              1,261,248
                                                                      $1,605,704

INSURANCE RELATED
      5,720 Allianz AG                                                 1,354,761
      2,538 Muenchener Rueckver AG (registered)                          689,137
                                                                      $2,043,898

MANUFACTURING
     25,611 Siemans AG                                                 1,695,480
                                                                      $1,695,480

MISCELLANEOUS
     21,907 Veba AG                                                    1,134,859
                                                                      $1,134,859

TELEPHONE & TELECOMMUNICATIONS
     90,375 Deutsche Telekom AG (registered)                           1,553,069
                                                                      $1,553,069

TOTAL GERMANY              --- 10.9%                                 $12,230,958

GREECE               --- 0.6%

BUILDING MATERIALS
        790 Titan Cement Co SA                                            28,109
                                                                         $28,109

FOOD & BEVERAGES
      2,690 Coca Cola Hellenic Bottling Co SA                             38,802
                                                                         $38,802

FOREIGN BANKS
      5,307 Alpha Bank SA                                                 94,602
      4,708 Bank of Piraues                                               41,836
      1,820 Commercial Bank of Greece                                     60,122
      6,423 EFG Eurobank                                                  89,331
      1,480 ETBA SA                                                        5,877
      4,896 National Bank of Greece SA                                   116,483
                                                                        $408,251

GOLD, METALS & MINING
        250 Aluminum of Greece SA                                          7,435
                                                                          $7,435

MISCELLANEOUS
      4,123 Viohalco                                                      33,848
                                                                         $33,848

OIL & GAS
      2,928 Hellenic Petroleum SA                                         18,145
                                                                         $18,145

TELEPHONE & TELECOMMUNICATIONS
      1,910 Cosmote SA                                                    19,422
      7,223 Hellenic Telecommunications Organization SA                  117,694
      1,570 Intracom SA                                                   20,130
      6,123 Panafon Hellenic Telecom SA                                   31,621
                                                                        $188,867

WATER
        910 Athens Water Supply & Sewage Co SA                             5,153
                                                                          $5,153

TOTAL GREECE               --- 0.6%                                     $728,610

IRELAND              --- 1.1%

ENGINEERING & CONSTRUCTION
     14,754 CRH PLC                                                      260,506
                                                                        $260,506

FINANCIAL SERVICES
     28,727 Bank of Ireland*                                             266,528
                                                                        $266,528

FOREIGN BANKS
     25,549 Allied Irish Banks PLC                                       295,735
                                                                        $295,735

HEALTH CARE RELATED
      9,617 Elan Corp PLC*                                               445,275
                                                                        $445,275

TOTAL IRELAND              --- 1.1%                                   $1,268,044

ITALY                --- 5.1%

ELECTRIC COMPANIES
     69,959 Enel SpA*                                                    394,305
                                                                        $394,305

FOREIGN BANKS
    126,108 Banca Intesa SpA                                             315,525
     30,368 Istituto Bancario San Paolo di Tornio                        325,828
    108,222 UnCredito Italiano SpA                                       434,588
                                                                      $1,075,941

INSURANCE RELATED
     10,231 Alleanza Assicurazioni                                       112,505
     36,599 Assicurazioni Generali SpA                                 1,016,738
     10,292 Riunione Adriatica di Sicurta SpA*                           121,240
                                                                      $1,250,483

OIL & GAS
     86,119 Eni SpA*                                                   1,079,659
                                                                      $1,079,659

PRINTING & PUBLISHING
     93,256 Seat Pagine Gialle SpA*                                       75,313
                                                                         $75,313

TELEPHONE & TELECOMMUNICATIONS
    190,102 Olivetti SpA                                                 243,575
    120,973 Telecom Italia Mobile SpA                                    675,369
     75,446 Telecom Italia SpA                                           644,900
     29,400 Telecom Italia SpA RNC                                       157,067
                                                                      $1,720,911

TRANSPORTATION
     25,433 Autostrade SpA*                                              176,635
                                                                        $176,635

TOTAL ITALY                --- 5.1%                                   $5,773,247

NETHERLANDS          --- 7.9%

ELECTRONIC INSTRUMENTS & EQUIP
     37,771 Koninklijke Philips Electronics NV                         1,122,613
                                                                      $1,122,613

FOOD & BEVERAGES
     16,402 Unilever NV                                                  961,696
                                                                        $961,696

FOREIGN BANKS
     43,676 ABN AMRO Holding NV                                          703,504
                                                                        $703,504

INSURANCE RELATED
     30,607 Aegon NV                                                     828,475
     56,115 ING Groep NV                                               1,430,992
                                                                      $2,259,467

OIL & GAS
     61,568 Royal Dutch Petroleum Co                                   3,119,266
                                                                      $3,119,266

RETAIL
     25,769 Koninklijke Ahold NV                                         749,833
                                                                        $749,833

TOTAL NETHERLANDS          --- 7.9%                                   $8,916,379

NORWAY               --- 0.6%

FOOD & BEVERAGES
      6,277 Orkla ASA                                                    106,374
                                                                        $106,374

FOREIGN BANKS
     11,210 DNB Holding ASA                                               50,493
                                                                         $50,493

HOMEBUILDING
      3,746 Norske Skogindustrier ASA Rights                              70,373
                                                                         $70,373

INSURANCE RELATED
      7,930 Storebrand ASA                                                45,975
                                                                         $45,975

MANUFACTURING
      5,730 Norsk Hydro ASA                                              240,206
      5,056 Tomra Systems ASA                                             48,478
                                                                        $288,684

OIL & GAS
     12,391 Statoil ASA*                                                  84,962
                                                                         $84,962

TELEPHONE & TELECOMMUNICATIONS
     15,465 Telenor A/S                                                   66,555
                                                                         $66,555

TOTAL NORWAY               --- 0.6%                                     $713,416

PORTUGAL             --- 0.7%

ELECTRIC COMPANIES
     65,010 Electricidade de Portugal SA                                 141,239
                                                                        $141,239

FOREIGN BANKS
     66,197 Banco Comercial Portugues SA*                                268,185
      1,415 Banco Espirito Santo SA  Bonus Rights                         18,231
                                                                        $286,416

TELEPHONE & TELECOMMUNICATIONS
     36,193 Portugal Telecom SGPS SA*                                    281,980
                                                                        $281,980

TRANSPORTATION
     15,612 Brisa Auto-Estradas de Portugal SA*                           66,168
                                                                         $66,168

TOTAL PORTUGAL             --- 0.7%                                     $775,803

SPAIN                --- 4.8%

ELECTRIC COMPANIES
     30,536 Endesa SA                                                    477,715
     26,011 Iberdrola SA                                                 338,602
                                                                        $816,317

FOREIGN BANKS
     91,725 Banco Bilbao Vizcaya Argentaria SA                         1,135,240
    130,921 Banco Santander Central Hispano                            1,096,943
                                                                      $2,232,183

OIL & GAS
     35,200 Repsol YPF SA                                                513,383
                                                                        $513,383

TELEPHONE & TELECOMMUNICATIONS
    134,121 Telefonica SA*                                             1,794,903
                                                                      $1,794,903

TOTAL SPAIN                --- 4.8%                                   $5,356,786

SWEDEN               --- 3.4%

COMMUNICATIONS - EQUIPMENT
    212,658 Ericsson LM Class B                                        1,155,563
                                                                      $1,155,563

FOREIGN BANKS
     11,336 ForeningsSparbanken AB*                                      140,488
     86,018 Nordea AB                                                    455,113
     19,350 Skandinaviska Enskilda Banken*                               176,166
     18,757 Svenska Handelsbanken AB Class A                             275,373
                                                                      $1,047,140

HEAVY TRUCKS & PARTS
      3,907 Volvo AB Class A                                              63,132
      8,674 Volvo AB Class B                                             145,536
                                                                        $208,668

HOUSEHOLD GOODS
     10,577 Electrolux AB Series B                                       157,802
                                                                        $157,802

INSURANCE RELATED
     29,333 Skandia Forsakrings AB                                       212,524
                                                                        $212,524

INVESTMENT BANK/BROKERAGE FIRM
      8,921 Investor AB Class A                                           96,952
     12,954 Investor AB Class B                                          141,399
                                                                        $238,351

MANUFACTURING
      7,415 Sandvik AB*                                                  158,695
                                                                        $158,695

RETAIL
     15,804 Hennes & Mauritz AB Class B                                  326,937
                                                                        $326,937

SPECIALIZED SERVICES
      9,722 Securitas AB*                                                184,436
                                                                        $184,436

TELEPHONE & TELECOMMUNICATIONS
     25,781 Telia AB                                                     114,777
                                                                        $114,777

TOTAL SWEDEN               --- 3.4%                                   $3,804,893

SWITZERLAND          --- 10.0%

FOOD & BEVERAGES
     11,319 Nestle SA*                                                 2,413,375
                                                                      $2,413,375

FOREIGN BANKS
     34,396 Credit Suisse Group*                                       1,466,745
     36,763 UBS AG*                                                    1,855,532
                                                                      $3,322,277

INSURANCE RELATED
      9,075 Swiss Re*                                                    912,802
                                                                        $912,802

PHARMACEUTICALS
     82,841 Novartis AG*                                               2,993,712
     20,168 Roche Holding AG*                                          1,439,443
      2,293 Roche Holding AG Bearer*                                     187,826
                                                                      $4,620,981

TOTAL SWITZERLAND          --- 10.0%                                 $11,269,435

UNITED KINGDOM       --- 35.3%

AEROSPACE & DEFENSE
     43,107 BAE Systems PLC                                              194,174
                                                                        $194,174

BROADCAST/MEDIA
     27,249 British Sky Broadcasting Group PLC*                          299,816
     41,190 Reuters Group PLC                                            407,646
                                                                        $707,462

ELECTRIC COMPANIES
     42,856 National Grid Group PLC                                      266,955
     53,325 Scottish Power PLC                                           294,915
                                                                        $561,870

FINANCIAL SERVICES
     42,096 Anglo American PLC                                           637,784
                                                                        $637,784

FOOD & BEVERAGES
     59,318 Cadbury Schweppes PLC                                        378,132
     97,329 Diageo PLC                                                 1,111,973
     83,509 Unilever PLC                                                 685,480
                                                                      $2,175,585

FOREIGN BANKS
     41,371 Abbey National PLC                                           590,071
     47,565 Barclays PLC                                               1,574,894
    101,824 HBOS PLC                                                   1,179,629
    267,956 HSBC Holdings PLC                                          3,143,264
    159,732 Lloyds TSB Group PLC                                       1,734,256
     81,803 Royal Bank of Scotland Group PLC                           1,990,618
     32,452 Standard Chartered PLC                                       387,291
                                                                     $10,600,023

GOLD, METALS & MINING
     30,528 Rio Tinto PLC                                                584,705
                                                                        $584,705

INSURANCE RELATED
     64,528 CGNU PLC                                                     793,574
    148,464 Legal & General Group PLC                                    343,558
     56,800 Prudential PLC                                               658,027
                                                                      $1,795,159

OIL & GAS
    648,878 BP PLC                                                     5,042,973
    282,460 Shell Transport & Trading Co PLC                           1,940,356
                                                                      $6,983,329

PHARMACEUTICALS
     50,190 AstraZeneca Group PLC                                      2,262,981
    178,550 GlaxoSmithKline PLC                                        4,474,818
                                                                      $6,737,799

RETAIL
    198,875 Tesco PLC                                                    720,712
                                                                        $720,712

SPECIALIZED SERVICES
     63,872 Compass Group PLC                                            478,740
                                                                        $478,740

TELEPHONE & TELECOMMUNICATIONS
    248,806 BT Group PLC*                                                916,144
     80,511 Cable & Wireless PLC                                         387,266
  1,949,637 Vodafone AirTouch PLC                                      5,100,406
                                                                      $6,403,816

TOBACCO
     47,121 British American Tobacco PLC                                 399,478
                                                                        $399,478

UTILITIES
    101,110 BG Group PLC                                                 412,035
    115,772 Centrica PLC                                                 374,058
                                                                        $786,093

TOTAL UNITED KINGDOM       --- 35.3%                                 $39,766,729

TOTAL COMMON STOCK --- 100.0%                                       $112,722,083
(Cost $129,921,406)

TOTAL INDEX EUROPEAN PORTFOLIO --- 100.0%                           $112,722,083
(Cost $129,921,406)


The Maxim Series Fund

Index Pacific Portfolio

COMMON STOCK

AUSTRALIA            --- 11.9%

BROADCAST/MEDIA
    121,195 News Corp Ltd                                                969,185
                                                                        $969,185

BUILDING MATERIALS
     28,401 Wesfarmers Ltd                                               450,547
                                                                        $450,547

FOOD & BEVERAGES
    157,925 Foster's Brewing Group Ltd                                   392,891
                                                                        $392,891

FOREIGN BANKS
    115,153 Australia & New Zealand Banking Group Ltd                  1,049,784
     96,210 Commonwealth Bank of Australia                             1,474,542
    119,850 National Australia Bank Ltd                                1,954,650
    135,571 Westpac Banking Corp Ltd                                   1,093,378
                                                                      $5,572,354

GOLD, METALS & MINING
    284,614 BHP Ltd                                                    1,529,786
     29,052 Rio Tinto Ltd                                                553,317
     85,400 WMC Ltd                                                      418,496
                                                                      $2,501,599

INSURANCE RELATED
     86,268 AMP Ltd                                                      814,321
                                                                        $814,321

MISCELLANEOUS
     74,709 Brambles Industries Ltd                                      397,733
                                                                        $397,733

OIL & GAS
     38,894 Woodside Petroleum Ltd                                       266,613
                                                                        $266,613

REAL ESTATE
     32,664 Westfield Holdings Ltd*                                      281,811
                                                                        $281,811

RETAIL
     68,844 Coles Myer Ltd                                               296,026
     22,668 Coles Myer Ltd Disc Shrs                                      97,077
     80,543 Woolworths Ltd                                               463,425
                                                                        $856,528

TELEPHONE & TELECOMMUNICATIONS
    175,415 Telstra Corp Ltd                                             488,484
                                                                        $488,484

TOTAL AUSTRALIA            --- 11.9%                                 $12,992,066

HONG KONG            --- 9.0%

COMPUTER SOFTWARE & SERVICES
    874,010 Pacific Century CyberWorks Ltd*                              240,978
                                                                        $240,978

ELECTRIC COMPANIES
    144,300 CLP Holdings Ltd                                             550,523
    124,500 Hongkong Electric Holdings Ltd                               463,009
                                                                      $1,013,532

FOREIGN BANKS
     59,500 Hang Seng Bank Ltd                                           654,295
                                                                        $654,295

INVESTMENT BANK/BROKERAGE FIRM
     54,000 Henderson Land Development Co Ltd                            243,758
                                                                        $243,758

MISCELLANEOUS
    247,700 Hutchison Whampoa Ltd                                      2,390,313
                                                                      $2,390,313

REAL ESTATE
    134,000 Cheung Kong Holdings Ltd                                   1,391,913
    139,157 Sun Hung Kai Properties Ltd                                1,124,263
                                                                      $2,516,176

SPECIALIZED SERVICES
     73,000 Swire Pacific Ltd Series A                                   397,864
     94,500 Swire Pacific Ltd Series B                                    67,864
                                                                        $465,728

TELEPHONE & TELECOMMUNICATIONS
    431,000 China Mobile Ltd*                                          1,517,197
    292,000 China Unicom Ltd*                                            322,035
                                                                      $1,839,232

UTILITIES
    308,000 Hong Kong and China Gas Co Ltd                               377,204
                                                                        $377,204

TOTAL HONG KONG            --- 9.0%                                   $9,741,216

JAPAN                --- 70.0%

AUTO PARTS & EQUIPMENT
     50,000 Bridgestone Corp                                             529,147
     36,700 DENSO Corp                                                   486,122
                                                                      $1,015,269

AUTOMOBILES
     56,500 Honda Motor Co Ltd                                         2,254,654
    153,000 Nissan Motor Co Ltd                                          811,346
    211,900 Toyota Motor Corp                                          5,367,839
                                                                      $8,433,839

BROADCAST/MEDIA
        400 Nippon Television Network Corp                                85,182
                                                                         $85,182

BUILDING MATERIALS
     68,000 Asahi Glass Co Ltd                                           402,106
                                                                        $402,106

CHEMICALS
     84,000 Asashi Kasei Corp                                            294,827
     24,600 Shin-Etsu Chemical Co Ltd                                    884,068
     97,000 Sumitomo Chemical Co                                         329,353
                                                                      $1,508,248

COMPUTER HARDWARE & SYSTEMS
    114,000 Fujitsu Ltd                                                  829,818
      2,400 Itochu Techno-Science Corp                                    99,252
     10,300 TDK Corp                                                     485,686
                                                                      $1,414,756

COMPUTER SOFTWARE & SERVICES
      3,000 Oracle Corp Japan*                                           183,122
     19,649 Softbank Corp                                                317,838
                                                                        $500,960

COSMETICS & PERSONAL CARE
     47,000 Kao Corp                                                     977,224
                                                                        $977,224

DISTRIBUTORS
     91,000 Mitsubishi Corp                                              590,882
     92,000 Mitsui & Co Ltd                                              455,578
     62,000 Sumitomo Corp                                                284,313
                                                                      $1,330,773

ELECTRIC COMPANIES
     42,700 Chubu Electric Power Co Inc                                  768,900
     21,600 Chugoku Electric Power Co Ltd                                315,611
     56,700 Kansai Electric Power Co Inc                                 812,040
     36,900 Kyushu Electric Power Co                                     531,567
     39,100 Tohoku Electric Power                                        536,409
    104,700 Tokyo Electric Power Co Inc                                2,228,849
                                                                      $5,193,376

ELECTRONIC INSTRUMENTS & EQUIP
      9,300 Fanuc Ltd                                                    395,956
    258,000 Hitachi Ltd                                                1,889,821
      2,420 Keyence Corp                                                 402,349
     14,700 Kyocera Corp                                                 958,988
    121,000 Matsushita Electric Industrial Co Ltd                      1,553,815
    125,000 Mitsubishi Electric Corp                                     483,557
     18,800 Murata Manufacturing Co Ltd                                1,127,484
    127,000 NEC Corp                                                   1,295,582
    109,000 Sanyo Electric Co Ltd                                        514,810
     13,500 Secom Co Ltd                                                 677,781
     65,000 Sharp Corp                                                   760,301
     71,120 Sony Corp                                                  3,250,487
     44,000 Sumitomo Electric Industries Ltd                             307,188
    250,000 Toshiba Corp                                                 858,385
                                                                     $14,476,504

ELECTRONICS - SEMICONDUCTOR
      9,200 Rohm Co Ltd                                                1,194,049
     10,200 Tokyo Electron Ltd                                           500,427
                                                                      $1,694,476

FINANCIAL SERVICES
      2,900 Aiful Corp                                                   187,639
      6,400 Orix Corp                                                    573,295
      4,900 Promise Co Ltd                                               265,077
      5,730 Takefuji Corp                                                414,470
                                                                      $1,440,481

FOOD & BEVERAGES
     38,000 Ajinomoto Co                                                 371,128
     57,000 Kirin Brewery Co Ltd                                         407,516
                                                                        $778,644

FOREIGN BANKS
        222 Mitsubishi Tokyo Financial Group*                          1,488,921
        286 Mizuho Holdings Inc                                          582,649
    220,200 Sumitomo Mitsui Banking Corp                                 932,481
     56,000 Sumitomo Trust & Banking Co Ltd                              227,316
        147 UFJ Holdings Inc*                                            324,149
                                                                      $3,555,516

GOLD, METALS & MINING
    397,000 Nippon Steel Corp                                            572,509
                                                                        $572,509

HARDWARE & TOOLS
     27,000 Matsushita Electric Works                                    222,287
                                                                        $222,287

HEALTH CARE RELATED
     17,000 Daiichi Pharmaceutical Co Ltd                                330,765
     17,000 Eisai  Ltd                                                   422,860
                                                                        $753,625

INSURANCE RELATED
     90,000 Tokio Marine & Fire Insurance Co Ltd                         657,867
     69,000 Yasuda Fire & Marine Insurance*                              394,857
                                                                      $1,052,724

INVESTMENT BANK/BROKERAGE FIRM
    103,000 Daiwa Securities Group Inc                                   541,485
    144,000 Nikko Securities Co Ltd                                      642,759
    152,000 Nomura Securities Co Ltd                                   1,948,421
     25,000 Yamaichi Securities Co Ltd @*                                      0
                                                                      $3,132,665

LEISURE & ENTERTAINMENT
      3,100 Oriental Land Co Ltd                                         213,116
                                                                        $213,116

MACHINERY
      4,100 SMC Corp                                                     417,320
                                                                        $417,320

MANUFACTURING
    262,000 Mitsubishi Heavy Industries Ltd                              699,680
                                                                        $699,680

MEDICAL PRODUCTS
      6,700 Hoya Corp                                                    400,282
                                                                        $400,282

OFFICE EQUIPMENT & SUPPLIES
     68,000 Canon Inc                                                  2,339,997
     40,000 Ricoh Co Ltd                                                 744,697
                                                                      $3,084,694

PERSONAL LOANS
      5,700 ACOM Co Ltd                                                  415,344
                                                                        $415,344

PHARMACEUTICALS
     19,000 Fujisawa Pharmaceutical Co Ltd                               437,815
     26,000 Sankyo Co Ltd                                                445,369
     20,000 Shionogi & Co Ltd                                            341,828
     13,000 Taisho Pharmaceutical Co Ltd                                 204,334
     52,000 Takeda Chemical Industries Ltd                             2,352,815
     28,000 Yamanouchi Pharmaceutical Co Ltd                             739,203
                                                                      $4,521,364

PHOTOGRAPHY/IMAGING
     40,000 Fuji Photo Film Co Ltd                                     1,428,353
                                                                      $1,428,353

PRINTING & PUBLISHING
     44,000 Dai Nippon Printing Co Ltd                                   439,799
                                                                        $439,799

RAILROADS
         87 Central Japan Railway Co                                     562,918
        233 East Japan Railway Co                                      1,125,355
    132,000 Kinki Nippon Railway*                                        423,012
     66,000 Tokyu Corp                                                   198,917
        115 West Japan Railway Co                                        514,192
                                                                      $2,824,394

REAL ESTATE
     75,000 Mitsubishi Estate Co Ltd                                     548,794
     63,000 Mitsui Fudosan                                               480,696
     41,000 Sekisui House Ltd*                                           297,192
                                                                      $1,326,682

RETAIL
      2,065 Fast Retailing Co Ltd                                        183,717
     24,000 Ito-Yokado Co Ltd                                          1,084,084
     19,000 Jusco Co*                                                    429,116
    118,000 Nippon Oil Co                                                450,175
     26,000 Seven - Eleven Japan Co Ltd                                  948,268
                                                                      $3,095,360

TELEPHONE & TELECOMMUNICATIONS
         99 Japan Telecom Co Ltd                                         296,864
        247 KDDI                                                         461,735
      5,900 Matsushita Communication Industrial Co Ltd                   159,812
         87 NTT Data Corp                                                309,339
        311 NTT DoCoMo Inc                                             3,654,357
        251 Nippon Telegraph & Telephone Corp                            817,770
                                                                      $5,699,877

TOBACCO
         62 Japan Tobacco Inc                                            390,279
                                                                        $390,279

TOYS
      8,200 Nintendo Co Ltd                                            1,435,907
                                                                      $1,435,907

TRANSPORTATION
     26,000 Yamato Transport Co Ltd                                      490,005
                                                                        $490,005

UTILITIES
    142,000 Osaka Gas Co                                                 339,127
    164,000 Tokyo Gas Co                                                 439,219
                                                                        $778,346

TOTAL JAPAN                --- 70.0%                                 $76,201,966

KOREA                --- 4.6%

AUTOMOBILES
     12,680 Hyundai Motor Co Ltd*                                        259,682
                                                                        $259,682

ELECTRIC COMPANIES
     14,540 Korea Electric Power Corp*                                   240,212
                                                                        $240,212

ELECTRONIC INSTRUMENTS & EQUIP
      1,260 Samsung Electronics Co Ltd*                                  108,877
      8,770 Samsung Electronics Co Ltd*                                1,862,833
                                                                      $1,971,710

FINANCIAL SERVICES
     24,645 Kookmin Bank*                                                934,390
                                                                        $934,390

MANUFACTURING
      2,170 Pohang Iron & Steel Co Ltd*                                  201,553
                                                                        $201,553

TELEPHONE & TELECOMMUNICATIONS
     10,563 KT Freetel*                                                  344,192
     17,428 Korea Telecom Corporation*                                   350,303
      3,320 SK Telecom Co Ltd*                                           677,397
                                                                      $1,371,892

TOTAL KOREA                --- 4.6%                                   $4,979,439

NEW ZEALAND          --- 0.5%

AIRLINES
     24,716 Auckland Internatinal Airport Ltd                             37,256
                                                                         $37,256

BROADCAST/MEDIA
      9,511 Sky Network Television Ltd*                                   15,644
                                                                         $15,644

ELECTRIC COMPANIES
     22,488 Contact Energy Ltd                                            37,269
                                                                         $37,269

PAPER & FOREST PRODUCTS
     67,673 Carter Holt Harvey Ltd                                        47,904
                                                                         $47,904

PRINTING & PUBLISHING
     13,656 Independent Newspapers Ltd                                    20,755
                                                                         $20,755

RETAIL
     12,120 Warehouse Group Ltd                                           33,309
                                                                         $33,309

TELEPHONE & TELECOMMUNICATIONS
    144,158 Telecom Corp of New Zealand Ltd                              300,137
                                                                        $300,137

TOTAL NEW ZEALAND          --- 0.5%                                     $492,274

SINGAPORE            --- 2.9%

AIRLINES
     47,000 Singapore Airlines Ltd                                       279,989
                                                                        $279,989

ELECTRONICS - SEMICONDUCTOR
     43,000 Chartered Semiconductor Manufacturing Ltd*                   114,108
                                                                        $114,108

ENGINEERING & CONSTRUCTION
    111,000 Singapore Technologies Engineering Ltd                       141,267
                                                                        $141,267

FOREIGN BANKS
     84,000 DBS Group Holdings Ltd                                       627,782
     75,000 Oversea-Chinese Banking Corp Ltd                             446,791
     91,000 United Overseas Bank Ltd                                     625,887
                                                                      $1,700,460

PRINTING & PUBLISHING
     28,000 Singapore Press Holdings Ltd                                 330,571
                                                                        $330,571

REAL ESTATE
     78,000 Capitaland Ltd                                                78,993
     47,000 City Developments Ltd                                        153,994
                                                                        $232,987

TELEPHONE & TELECOMMUNICATIONS
    416,000 Singapore Telecommunications Ltd                             396,512
                                                                        $396,512

TOTAL SINGAPORE            --- 2.9%                                   $3,195,894

THAILAND             --- 0.0%

TELEPHONE & TELECOMMUNICATIONS
     17,905 TelecomAsia Corp Public Co Ltd (rights) @*                         0
                                                                              $0

TOTAL THAILAND             --- 0.0%                                          $00

TOTAL COMMON STOCK --- 98.9%                                        $107,602,855
(Cost $148,095,661)

PREFERRED STOCK

AUSTRALIA            --- 1.1%

BROADCAST/MEDIA
    178,950 News Corp Ltd (vtg)                                        1,195,439
                                                                      $1,195,439

TOTAL AUSTRALIA            --- 1.1%                                   $1,195,439

TOTAL PREFERRED STOCK --- 1.1%                                        $1,195,439
(Cost $1,530,305)

TOTAL INDEX PACIFIC PORTFOLIO --- 100.0%                            $108,798,294
(Cost $149,625,966)

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Maxim Global Bond Portfolio, Maxim Index European Portfolio, and the Maxim Index Pacific Portfolio of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Global Bond Portfolio, Maxim Index European Portfolio, and the Maxim Index Pacific Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
February 12, 2002

                            MAXIM SERIES FUND, INC.
       Financial Statements and Financial Highlights for the Years Ended
                           December 31, 2001 and 2000

       Aggressive Profile I, Conservative Profile I, Moderate Profile I,
      Moderately Aggressive Profile I and Moderately Conservative Profile
                                  I Portfolios

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      MODERATELY      MODERATELY
                                                 AGGRESSIVE      CONSERVATIVE       MODERATE        AGGRESSIVE      CONSERVATIVE
                                                  PROFILE I        PROFILE I       PROFILE I         PROFILE I        PROFILE I
                                                  PORTFOLIO        PORTFOLIO       PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                --------------    ------------    -------------    --------------   ---------------
                                                --------------    ------------    -------------    --------------   ---------------

ASSETS:
    Investments in securities,                $    33,777,806   $  20,351,763   $   50,735,982   $    69,298,004  $     18,791,098
       market value(1)
                                                --------------    ------------    -------------    --------------   ---------------
                                                --------------    ------------    -------------    --------------   ---------------

LIABILITIES:
    Due to investment adviser                           4,775           2,920            7,201             9,826             2,683
                                                --------------    ------------    -------------    --------------   ---------------
                                                --------------    ------------    -------------    --------------   ---------------

NET ASSETS                                    $    33,773,031   $  20,348,843   $   50,728,781   $    69,288,178  $     18,788,415
                                                ==============    ============    =============    ==============   ===============
                                                ==============    ============    =============    ==============   ===============

NET ASSETS REPRESENTED BY:
    Capital stock, $.10 par value             $     3,561,310   $   2,109,401   $    5,317,429   $     7,124,295  $      1,984,640
    Additional paid-in capital                     34,466,941      19,325,438       49,789,820        69,433,292        18,259,926
    Net unrealized depreciation on                   (857,709)       (421,876)      (1,344,520)       (1,792,215)         (487,164)
       investments
    Accumulated net realized loss on               (3,397,511)       (664,120)      (3,033,948)       (5,477,194)         (968,987)
       investments
                                                --------------    ------------    -------------    --------------   ---------------
                                                --------------    ------------    -------------    --------------   ---------------

NET ASSETS                                    $    33,773,031   $  20,348,843   $   50,728,781   $    69,288,178  $     18,788,415
                                                ==============    ============    =============    ==============   ===============
                                                ==============    ============    =============    ==============   ===============

NET ASSET VALUE PER OUTSTANDING SHARE         $        0.9483   $      0.9647   $       0.9540   $        0.9726  $         0.9467
                                                ==============    ============    =============    ==============   ===============
                                                ==============    ============    =============    ==============   ===============
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
    Authorized                                    100,000,000     100,000,000      100,000,000       130,000,000       100,000,000
    Outstanding                                    35,613,098      21,094,015       53,174,289        71,242,951        19,846,404

(1)  Cost of investments in securities:       $    34,635,515   $  20,773,639   $   52,080,502   $    71,090,219  $     19,278,262

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        MODERATELY      MODERATELY
                                                       AGGRESSIVE      CONSERVATIVE      MODERATE       AGGRESSIVE     CONSERVATIVE
                                                        PROFILE I       PROFILE I       PROFILE I       PROFILE I        PROFILE I
                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                      --------------  --------------   -------------   -------------   -------------
                                                      --------------  --------------   -------------   -------------   -------------
INVESTMENT INCOME:
Income distributions received                       $       489,375 $       928,652  $    1,512,931  $    1,586,472  $       667,400
                                                      --------------  --------------   -------------   -------------   -------------
                                                      --------------  --------------   -------------   -------------   -------------

EXPENSES:
Management fees                                              74,341          48,227         109,440         150,575           43,264
                                                      --------------  --------------   -------------   -------------   -------------
                                                      --------------  --------------   -------------   -------------   -------------

NET INVESTMENT INCOME                                       415,034         880,425       1,403,491       1,435,897          624,136
                                                      --------------  --------------   -------------   -------------   -------------
                                                      --------------  --------------   -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                         (3,519,524)       (533,181)     (3,852,457)     (6,887,232)     (1,166,525)
Net long-term capital gain distributions received           881,852         294,687         997,722       1,552,438          340,886
Change in net unrealized depreciation on investments        773,026         (75,978)        549,445       1,583,649          115,124
                                                      --------------  --------------   -------------   -------------   -------------
                                                      --------------  --------------   -------------   -------------   -------------

Net realized and unrealized loss on investments          (1,864,646)       (314,472)     (2,305,290)     (3,751,145)       (710,515)
                                                      --------------  --------------   -------------   -------------   -------------
                                                      --------------  --------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                     $    (1,449,612)$       565,953  $     (901,799) $   (2,315,248) $      (86,379)
                                                      ==============  ==============   =============   =============   =============
                                                      ==============  ==============   =============   =============   =============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

                                                 AGGRESSIVE PROFILE I        CONSERVATIVE PROFILE I        MODERATE PROFILE I
                                                      PORTFOLIO                     PORTFOLIO                   PORTFOLIO
                                               ---------------------------------------------------------------------------------
                                               --------------------------  --------------------------  -------------------------
                                                  2001          2000          2001          2000          2001          2000
                                               ------------  ------------  ------------  ------------  ------------  -----------
                                               ------------  ------------  ------------  ------------  ------------  -----------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                    $     415,034 $      39,571 $     880,425 $     775,372 $   1,403,491 $    782,568
    Net realized loss on investments            (3,519,524)     (438,912)     (533,181)     (291,648)   (3,852,457)      (3,874)
    Net capital gain distributions received        881,852     2,009,523       294,687       483,465       997,722    2,161,206
    Change in net unrealized depreciation on       773,026    (3,245,431)      (75,978)      (12,729)      549,445   (3,454,204)
       investments
                                               ------------  ------------  ------------  ------------  ------------  -----------
                                               ------------  ------------  ------------  ------------  ------------  -----------

    Net increase (decrease) in net assets      (1,449,612)   (1,635,249)      565,953       954,460      (901,799)    (514,304)
       resulting from operations
                                               ------------  ------------  ------------  ------------  ------------  -----------
                                               ------------  ------------  ------------  ------------  ------------  -----------

DISTRIBUTIONS:
    From net investment income                  (1,498,315)     (659,741)   (1,051,618)     (869,615)   (2,174,004)  (1,486,045)
    From net realized gains                       (894,339)     (700,513)     (447,789)      (71,921)     (601,078)    (831,379)
                                               ------------  ------------  ------------  ------------  ------------  -----------
                                               ------------  ------------  ------------  ------------  ------------  -----------

    Total distributions                         (2,392,654)   (1,360,254)   (1,499,407)     (941,536)   (2,775,082)  (2,317,424)
                                               ------------  ------------  ------------  ------------  ------------  -----------
                                               ------------  ------------  ------------  ------------  ------------  -----------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares           11,281,028    11,304,884     4,930,746     3,284,635    16,935,882   13,284,495
    Reinvestment of distributions                2,392,654     1,360,254     1,499,407       941,536     2,775,082    2,317,424
    Redemptions of shares                       (3,189,068)   (1,545,926)   (2,568,913)   (3,960,496)   (3,113,568)  (2,922,590)
                                               ------------  ------------  ------------  ------------  ------------  -----------
                                               ------------  ------------  ------------  ------------  ------------  -----------

    Net increase in net assets resulting from   10,484,614    11,119,212     3,861,240       265,675    16,597,396   12,679,329
       share transactions
                                               ------------  ------------  ------------  ------------  ------------  -----------
                                               ------------  ------------  ------------  ------------  ------------  -----------

    Total increase in net assets                 6,642,348     8,123,709     2,927,786       278,599    12,920,515    9,847,601

NET ASSETS:
    Beginning of period                         27,130,683    19,006,974    17,421,057    17,142,458    37,808,266   27,960,665
                                               ------------  ------------  ------------  ------------  ------------  -----------
                                               ------------  ------------  ------------  ------------  ------------  -----------

    End of period  (1)                       $  33,773,031 $  27,130,683 $  20,348,843 $  17,421,057 $  50,728,781 $ 37,808,266
                                               ============  ============  ============  ============  ============  ===========
                                               ============  ============  ============  ============  ============  ===========
                                                         0                           0                           0
OTHER INFORMATION:

SHARES:
    Sold                                        11,298,404     9,539,735     4,901,436     3,214,281    17,139,075   11,899,477
    Issued in reinvestment of distributions      2,685,236     1,177,836     1,525,763       932,131     2,919,737    2,177,161
    Redeemed                                    (3,197,720)   (1,296,188)   (2,544,980)   (3,883,927)   (3,182,248)  (2,630,678)
                                               ------------  ------------  ------------  ------------  ------------  -----------
                                               ------------  ------------  ------------  ------------  ------------  -----------

    Net increase                                10,785,920     9,421,383     3,882,219       262,485    16,876,564   11,445,960
                                               ============  ============  ============  ============  ============  ===========
                                               ============  ============  ============  ============  ============  ===========

(1)  Including undistributed net investment  $           0 $     685,079 $           0 $       1,180 $           0 $    306,989
         income

See notes to financial statements.                                                                                   (Continued)

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

                                                              MODERATELY AGGRESSIVE I               MODERATELY CONSERVATIVE I
                                                                 PROFILE PORTFOLIO                      PROFILE PORTFOLIO
                                                            -------------------------------------------------------------------
                                                            -----------------------------        ------------------------------
                                                               2001             2000                 2001             2000
                                                            ------------     ------------        -------------     ------------
                                                            ------------     ------------        -------------     ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                 $   1,435,897    $     575,299       $      624,136    $     471,619
    Net realized gain (loss) on investments                  (6,887,232)         206,590           (1,166,525)        (233,205)
    Net capital gain distributions received                   1,552,438        3,500,772              340,886          656,990
    Change in net unrealized depreciation on investments      1,583,649       (6,393,316)             115,124         (873,568)
                                                            ------------     ------------        -------------     ------------
                                                            ------------     ------------        -------------     ------------

    Net increase (decrease) in net assets resulting from     (2,315,248)      (2,110,655)             (86,379)          21,836
       operations
                                                            ------------     ------------        -------------     ------------
                                                            ------------     ------------        -------------     ------------

DISTRIBUTIONS:
    From net investment income                               (2,882,536)      (1,590,318)            (855,930)        (606,008)
    From net realized gains                                    (755,269)      (2,285,021)            (227,479)         (72,013)
                                                            ------------     ------------        -------------     ------------
                                                            ------------     ------------        -------------     ------------

    Total distributions                                      (3,637,805)      (3,875,339)          (1,083,409)        (678,021)
                                                            ------------     ------------        -------------     ------------
                                                            ------------     ------------        -------------     ------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                        23,795,599       21,230,276            4,831,616        3,936,290
    Reinvestment of distributions                             3,637,805        3,875,339            1,083,409          678,021
    Redemptions of shares                                    (5,070,262)      (2,710,980)          (2,088,469)      (1,498,962)
                                                            ------------     ------------        -------------     ------------
                                                            ------------     ------------        -------------     ------------

    Net increase in net assets resulting from share          22,363,142       22,394,635            3,826,556        3,115,349
       transactions
                                                            ------------     ------------        -------------     ------------
                                                            ------------     ------------        -------------     ------------

    Total increase in net assets                             16,410,089       16,408,641            2,656,768        2,459,164

NET ASSETS:
    Beginning of period                                      52,878,089       36,469,448           16,131,647       13,672,483
                                                            ------------     ------------        -------------     ------------
                                                            ------------     ------------        -------------     ------------

    End of period  (1)                                    $  69,288,178    $  52,878,089       $   18,788,415    $  16,131,647
                                                            ============     ============        =============     ============
                                                            ============     ============        =============     ============
                                                                      0                                     0
OTHER INFORMATION:

SHARES:
    Sold                                                     23,548,247       17,815,012            4,922,625        3,772,004
    Issued in reinvestment of distributions                   3,813,020        3,437,120            1,134,993          664,501
    Redeemed                                                 (5,039,845)      (2,267,621)          (2,129,454)      (1,419,424)
                                                            ------------     ------------        -------------     ------------
                                                            ------------     ------------        -------------     ------------

    Net increase                                             22,321,422       18,984,511            3,928,164        3,017,081
                                                            ============     ============        =============     ============
                                                            ============     ============        =============     ============

(1)  Including undistributed net investment income        $           0    $     816,832       $            0    $      77,818

See notes to financial statements.                                                                                  (Concluded)

MAXIM SERIES FUND, INC.

AGGRESSIVE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                               Period Ended December 31,
                                             --------------------------------------------------------------
                                             --------------------------------------------------------------

                                                2001        2000         1999         1998        1997

                                             -----------  -----------  -----------  -----------  ----------
                                             -----------  -----------  -----------  -----------  ----------
                                                                                                    (A)

Net Asset Value, Beginning of Period       $     1.0928 $     1.2338 $     1.0794 $     0.9505 $    1.0000

Income from Investment Operations
                                                                                                    0.0000
Net investment income                            0.0037       0.0576       0.0036       0.0060      0.0047
Capital gain distributions received              0.0248       0.0271       0.0969       0.0286      0.0712
                                             -----------  -----------  -----------  -----------  ----------
                                             -----------  -----------  -----------  -----------  ----------

Total distributions received                     0.0285       0.0847       0.1005       0.0346      0.0759

Net realized and unrealized gain (loss)         (0.0978)     (0.1662)      0.1346       0.1061     (0.0432)
    on investments
                                             -----------  -----------  -----------  -----------  ----------
                                             -----------  -----------  -----------  -----------  ----------

Total Income (Loss) From Investment Operations  (0.0693)     (0.0815)      0.2351       0.1407      0.0327
                                             -----------  -----------  -----------  -----------  ----------
                                             -----------  -----------  -----------  -----------  ----------

Less Distributions

From net investment income                      (0.0460)     (0.0274)     (0.0011)     (0.0111)    (0.0127)
From net realized gains                         (0.0292)     (0.0321)     (0.0796)     (0.0007)    (0.0695)
                                             -----------  -----------  -----------  -----------  ----------
                                             -----------  -----------  -----------  -----------  ----------

Total Distributions                             (0.0752)     (0.0595)     (0.0807)     (0.0118)    (0.0822)
                                             -----------  -----------  -----------  -----------  ----------
                                             -----------  -----------  -----------  -----------  ----------

Net Asset Value, End of Period             $     0.9483 $     1.0928 $     1.2338 $     1.0794 $    0.9505
                                             ===========  ===========  ===========  ===========  ==========
                                             ===========  ===========  ===========  ===========  ==========
                                                      -

Total Return                                     (5.75%)      (6.82%)      21.83%       14.84%       3.31% o

Net Assets, End of Period                  $ 33,773,031 $ 27,130,683 $ 19,006,974 $  7,608,452 $   697,434

Ratio of Expenses to Average Net Assets 5         0.25%        0.25%        0.25%        0.25%       0.25% *

Ratio of Net Investment Income to
Average Net Assets                                1.40%        0.17%        0.09%        0.97%       2.38% *

Portfolio Turnover Rate                          96.98%       91.73%       77.51%       94.75%      59.90% o


The per share information was computed based on average shares.


o Based on operations for the period shown and, accordingly, are not representative of a full year.

~Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 9, 1997.
                                                                                                  (Continued)

MAXIM SERIES FUND, INC.

CONSERVATIVE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                              Period Ended December 31,
                                             --------------------------------------------------------------
                                             --------------------------------------------------------------
                                                2001         2000         1999        1998         1997
                                             -----------  -----------  -----------  ----------   ----------
                                             -----------  -----------  -----------  ----------   ----------
                                                                                                    (A)

Net Asset Value, Beginning of Period       $     1.0122 $     1.0114 $     1.0301 $    1.0088  $    1.0000

Income from Investment Operations
                                                                                                    0.0000
Net investment income                                0.0425   0.0711       0.0428      0.0412       0.0145
Capital gain distributions received              0.0140       0.0191       0.0236      0.0149       0.0121
                                             -----------  -----------  -----------  ----------   ----------
                                             -----------  -----------  -----------  ----------   ----------

Total distributions received                     0.0565       0.0902       0.0664      0.0561       0.0266

Net realized and unrealized gain (loss)         (0.0278)     (0.0319)     (0.0169)     0.0266       0.0094
   on investments
                                             -----------  -----------  -----------  ----------   ----------
                                             -----------  -----------  -----------  ----------   ----------

Total Income From Investment Operations          0.0287       0.0583       0.0495      0.0827       0.0360
                                             -----------  -----------  -----------  ----------   ----------
                                             -----------  -----------  -----------  ----------   ----------

Less Distributions

From net investment income                      (0.0606)     (0.0531)     (0.0406)    (0.0613)     (0.0159)
From net realized gains                         (0.0156)     (0.0044)     (0.0276)    (0.0001)     (0.0113)
                                             -----------  -----------  -----------  ----------   ----------
                                             -----------  -----------  -----------  ----------   ----------

Total Distributions                             (0.0762)     (0.0575)     (0.0682)    (0.0614)     (0.0272)
                                             -----------  -----------  -----------  ----------   ----------
                                             -----------  -----------  -----------  ----------   ----------

Net Asset Value, End of Period             $     0.9647 $     1.0122 $     1.0114 $    1.0301  $    1.0088
                                             ===========  ===========  ===========  ==========   ==========
                                             ===========  ===========  ===========  ==========   ==========


Total Return                                      2.91%        5.86%        4.86%       8.25%        3.60% o

Net Assets, End of Period                  $ 20,348,843 $ 17,421,057 $ 17,142,458 $ 15,519,563 $   268,416

Ratio of Expenses to Average Net Assets 5         0.25%        0.25%        0.25%       0.25%        0.25% *

Ratio of Net Investment Income to
Average Net Assets                                4.58%        4.69%        3.94%       4.81%        8.83% *

Portfolio Turnover Rate                          84.75%       63.09%       80.14%      99.16%       25.56% o

o Based on operations for the period shown and, accordingly, are not representative of a full year.

~Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 9, 1997.
                                                                                                  (Continued)

MAXIM SERIES FUND, INC.

MODERATE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                            Period Ended December 31,
                                          --------------------------------------------------------------
                                          --------------------------------------------------------------
                                             2001         2000        1999         1998         1997
                                          -----------  -----------  ----------   ----------  -----------
                                          -----------  -----------  ----------   ----------  -----------
                                                                                                (A)

Net Asset Value, Beginning of Period    $     1.0416 $     1.1251 $    1.0503  $    0.9661 $     1.0000

Income from Investment Operations
                                                                                                 0.0000
Net investment income                         0.0169       0.0570      0.0226       0.0171       0.0090
Capital gain distributions received           0.0188       0.0311      0.0706       0.0159       0.0477
                                          -----------  -----------  ----------   ----------  -----------
                                          -----------  -----------  ----------   ----------  -----------

Total distributions received                  0.0357       0.0881      0.0932       0.0330       0.0567

Net realized and unrealized gain (loss)      (0.0657)s    (0.1029)     0.0780       0.0769      (0.0308)
   on investments
                                          -----------  -----------  ----------   ----------  -----------
                                          -----------  -----------  ----------   ----------  -----------

Total Income (Loss) From Investment          (0.0300)     (0.0148)     0.1712       0.1099       0.0259
   Operations
                                          -----------  -----------  ----------   ----------  -----------
                                          -----------  -----------  ----------   ----------  -----------

Less Distributions

From net investment income                   (0.0447)     (0.0443)    (0.0182)     (0.0257)     (0.0144)
From net realized gains                      (0.0129)     (0.0244)    (0.0782)      0.0000      (0.0454)
                                          -----------  -----------  ----------   ----------  -----------
                                          -----------  -----------  ----------   ----------  -----------

Total Distributions                          (0.0576)     (0.0687)    (0.0964)     (0.0257)     (0.0598)
                                          -----------  -----------  ----------   ----------  -----------
                                          -----------  -----------  ----------   ----------  -----------

Net Asset Value, End of Period          $     0.9540 $     1.0416 $    1.1251  $    1.0503 $     0.9661
                                          ===========  ===========  ==========   ==========  ===========
                                          ===========  ===========  ==========   ==========  ===========
                                              0.0000

Total Return                                  (2.74%)      (1.38%)     16.43%       11.41%        2.60% o

Net Assets, End of Period               $ 50,728,781 $ 37,808,266 $ 27,960,665 $ 12,600,896$  1,044,081

Ratio of Expenses to Average Net Assets 5      0.25%        0.25%       0.25%        0.25%        0.25% *

Ratio of Net Investment Income to
Average Net Assets                             3.22%        2.32%       1.91%        2.27%        5.51% *

Portfolio Turnover Rate                       93.99%       76.55%     105.60%      114.39%       31.39% o

o Based on operations for the period shown and, accordingly, are not representative of a full year.

~Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 9, 1997.
                                                                                             (Continued)

MAXIM SERIES FUND, INC.

MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                             Period Ended December 31,
                                         --------------------------------------------------------------
                                         --------------------------------------------------------------
                                            2001         2000         1999         1998        1997
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------
                                                                                                (A)

Net Asset Value, Beginning of Period   $     1.0809  $    1.2182  $    1.0668 $     0.9676 $    1.0000

Income from Investment Operations
                                                                                                0.0000
Net investment income                        0.0014       0.0555       0.0142       0.0136      0.0075
Capital gain distributions received          0.0218       0.0330       0.0768       0.0284      0.0568
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Total distributions received                 0.0232       0.0885       0.0910       0.0420      0.0643

Net realized and unrealized gain (loss)     (0.0754)ts   (0.1391)      0.1430       0.0790     (0.0279)
   on investments
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Total Income (Loss) From Investment         (0.0522)     (0.0506)      0.2340       0.1210      0.0364
   Operations
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Less Distributions

From net investment income                  (0.0440)     (0.0350)     (0.0099)     (0.0217)    (0.0141)
From net realized gains                     (0.0121)     (0.0517)     (0.0727)     (0.0001)    (0.0547)
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Total Distributions                         (0.0561)     (0.0867)     (0.0826)     (0.0218)    (0.0688)
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Net Asset Value, End of Period         $     0.9726  $    1.0809  $    1.2182 $     1.0668 $    0.9676
                                         ===========   ==========   ==========  ===========  ==========
                                         ===========   ==========   ==========  ===========  ==========
                                             0.0000

Total Return                                 (4.64%)      (4.34%)      22.05%       12.54%       3.66% o

Net Assets, End of Period              $ 69,288,178 $  52,878,089 $ 36,469,448$ 15,066,086 $ 1,630,969

Ratio of Expenses to Average Net Assets 5     0.25%        0.25%        0.25%        0.25%       0.25% *

Ratio of Net Investment Income to
Average Net Assets                            2.39%        1.25%        0.96%        1.80%       4.19% *

Portfolio Turnover Rate                      96.23%       74.26%      101.16%      123.12%      41.30% o

o Based on operations for the period shown and, accordingly, are not representative of a full year.

5Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 9, 1997.

                                                                                              (Continued)

MAXIM SERIES FUND, INC.

MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                              Period Ended December 31,
                                         --------------------------------------------------------------
                                         --------------------------------------------------------------
                                            2001         2000         1999         1998        1997
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------
                                                                                                (A)

Net Asset Value, Beginning of Period         1.0134  $    1.0598  $    1.0470 $     0.9909 $    1.0000

Income from Investment Operations
                                                                                                0.0000
Net investment income                        0.0263       0.0546       0.0309       0.0266      0.0132
Capital gain distributions received          0.0172       0.0413       0.0450       0.0121      0.0182
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Total distributions received                 0.0435       0.0959       0.0759       0.0387      0.0314

Net realized and unrealized gain (loss)     (0.0510)     (0.0973)      0.0104       0.0576     (0.0085)
   on investments
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Total Income (Loss) From Investment         (0.0075)     (0.0014)      0.0863       0.0963      0.0229
   Operations
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Less Distributions

From net investment income                  (0.0465)     (0.0403)     (0.0271)     (0.0398)    (0.0151)
From net realized gains                     (0.0127)     (0.0047)     (0.0464)     (0.0004)    (0.0169)
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Total Distributions                         (0.0592)     (0.0450)     (0.0735)     (0.0402)    (0.0320)
                                         -----------   ----------   ----------  -----------  ----------
                                         -----------   ----------   ----------  -----------  ----------

Net Asset Value, End of Period               0.9467  $    1.0134  $    1.0598 $     1.0470 $    0.9909
                                         ===========   ==========   ==========  ===========  ==========
                                         ===========   ==========   ==========  ===========  ==========
                                             0.0000

Total Return                                 (0.66%)      (0.12%)       8.34%        9.75%       2.29% o

Net Assets, End of Period                18,788,415 $  16,131,647 $ 13,672,483$  9,586,577 $   534,975

Ratio of Expenses to Average Net Assets ~     0.25%        0.25%        0.25%        0.25%       0.25% *

Ratio of Net Investment Income to
Average Net Assets                            3.62%        3.19%        2.70%        3.41%       6.02% *

Portfolio Turnover Rate                      95.19%       80.88%      116.96%      112.09%      32.97% o

o Based on operations for the period shown and, accordingly, are not representative of a full year.

~Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 9, 1997.
                                                                                              (Concluded)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
---------------------------------------------------------------------------

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES
      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Aggressive Profile I, Conservative Profile I, Moderate Profile I, Moderately Aggressive Profile I and Moderately Conservative Profile I Portfolios (the
      Portfolios) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of each Portfolio is: to seek long-term capital appreciation primarily through investments in underlying portfolios of the Fund that emphasize equity investments for the Aggressive Profile I; to seek long-term capital appreciation primarily through investments in underlying portfolios of the Fund that emphasize fixed income investments for the Conservative Profile I; to seek long-term capital appreciation primarily through investments in underlying portfolios of the Fund with a relatively equal emphasis on equity and fixed income investments for the Moderate Profile I; to seek long-term capital appreciation primarily through investments in underlying portfolios of the Fund that emphasize equity investments, and to a lesser degree, in those that emphasize fixed income investments for the Moderately Aggressive Profile I; and to seek capital appreciation primarily through investments in underlying portfolios of the Fund that emphasize fixed income investments, and to a lesser degree, in those that emphasize equity investments for the Moderately Conservative Profile I. Each Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Investments in shares of the underlying funds are carried at fair value (i.e., net asset value).

      Dividends

      Dividends from net investment income of the Portfolios are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolios, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.


      Federal Income Taxes

      For federal income tax purposes, each Portfolio of the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2001, the Aggressive Profile I Portfolio had available for federal income tax purposes unused capital loss carryover of $1,494,977, the Moderate Profile I Portfolio had available for federal income tax purposes unused capital loss carryover of $953,657, the Moderately Aggressive Profile I
      Portfolio had available for federal income tax purposes unused capital loss carryover of $1,963,559 and the Moderately Conservative Profile I Portfolio had available for federal income tax purposes unused capital loss carryover of $390,478, which all expire in 2009.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolios. For the year ended December 31, 2001, the Aggressive Profile I Portfolio reclassified $676,934 from undistributed net investment income to accumulated net realized gain on investments and $430,110 from paid-in-capital to undistributed net investment income. The Conservative Profile I Portfolio reclassified $118,839 from undistributed net investment income to accumulated net realized gain on investments and $133,822 from paid-in capital to undistributed net investment income. The Moderate Profile
      I Portfolio reclassified $693,534 from undistributed net investment income to accumulated net realized gain on investments, $429,407 from paid-in-capital to undistributed net investment income and $1,178 from paid-in-capital to accumulated net realized gain on investments. The Moderately Aggressive Profile I
      Portfolio reclassified $485,073 from undistributed net investment income to accumulated net realized gain on investments and $682,700 from paid-in-capital to undistributed net investment income. The
      Moderately Conservative Profile I Portfolio reclassified $145,071 from undistributed net investment income to accumulated realized gain on investments and $139,720 from paid-in-capital to undistributed net investment income.

2.    INVESTMENT ADVISORY AGREEMENT

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.25% of the average daily net assets of the Portfolios. The Portfolios will also bear the indirect expense of the underlying investments. The total expenses at December 31, 2001 as a percentage of average daily net assets of each of the underlying funds for which GW Capital Management, LLC serves as investment adviser, were as follows:

     Maxim Ariel MidCap Value Portfolio                              1.10%
     Maxim Ariel Small-Cap Value Portfolio                           1.09%
     Maxim Global Bond Portfolio                                     1.30%
     Maxim INVESCO ADR Portfolio                                     1.13%
     Maxim Loomis Sayles Corporate Bond Portfolio                    0.90%
     Maxim Loomis Sayles Small-Cap Value Portfolio                   1.10%
     Maxim Short-Term Maturity Bond Portfolio                        0.60%

     Maxim Stock Index Portfolio                                     0.60%
     Maxim Templeton International Equity Portfolio                  1.23%
     Maxim T. Rowe Price Equity/Income Portfolio                     0.88%
     Maxim T. Rowe Price MidCap Growth Portfolio                     1.06%
     Maxim U.S. Government Securities Portfolio                      0.60%

3.    UNREALIZED APPRECIATION (DEPRECIATION)

      The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 were as follows:

                              Cost For
                               Income                                                 Net
                                 Tax             Gross             Gross          Unrealized
                              Purposes       Appreciation      Depreciation      Depreciation
                             ------------    --------------    --------------    --------------

     Aggressive Profile
        I Portfolio        $    34,685,516  $     712,186     $  (1,619,896)    $     (907,710)

     Conservative
        Profile I               20,871,051        100,869          (620,157)          (519,288)
        Portfolio
     Moderate Profile I
        Portfolio               52,227,348        520,466          (2,011,832)       (1,491,366)

     Moderately
        Aggressive
        Profile I               71,143,727        967,785         (2,813,508)        (1,845,723)
        Portfolio
     Moderately
        Conservative
        Profile I               19,400,956        129,274          (739,132)          (609,858)
        Portfolio

4.    TAX INFORMATION (unaudited)

      For federal income tax purposes the following is furnished with respect to distributions paid by the Portfolios during their taxable year ended December 31, 2001.

      The Portfolios designated and paid the following amounts as long-term capital gain distributions.

                                                            Long-Term
                                                             Capital
                                                              Gain
                                                           Distributions
                                                           -------------

     Aggressive Profile I Portfolio                     $     894,339
     Conservative Profile I Portfolio                         447,789
     Moderate Profile I Portfolio                             601,078
     Moderately Aggressive Profile I Portfolio                755,269
     Moderately Conservative Profile I Portfolio              227,479



      Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
      Of the ordinary income distributions declared for the year ended December 31, 2001, the following are the percentages that qualify for the dividend received deduction available to the Portfolios' corporate shareholders.

                                                    Percent of Ordinary
                                                    Income Distributions
                                                       Qualifying for
                                                     Dividends Received
                                                         Deduction
                                                   ---------------------

     Aggressive Profile I Portfolio                         30.53%
     Conservative Profile I Portfolio                        5.91%
     Moderate Profile I Portfolio                           11.59%
     Moderately Aggressive Profile I Portfolio              17.21%
     Moderately Conservative Profile I Portfolio             8.96%

                         Maxim Series Fund, Inc.

Schedule of Investments
December 31, 2001

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                      Aggressive Profile I Portfolio
Common Stock
Shares                                                                          Value ($)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

   2,623,848     Maxim Ariel MidCap Value Portfolio                        $      5,119,375
   3,286,615     Maxim Ariel Small-Cap Value Portfolio                            3,454,426
   3,089,427     Maxim INVESCO ADR Portfolio                                      4,091,195
   2,057,842     Maxim Loomis Sayles Small-Cap Value Portfolio                    3,511,190
   1,505,148     Maxim Stock Index Portfolio                                      4,119,385
   2,575,648     Maxim T. Rowe Price Equity/Income Portfolio                      4,147,451
   3,390,135     Maxim T. Rowe Price MidCap Growth Portfolio                      5,214,463
   3,814,203     Maxim Templeton International Equity Portfolio                   4,120,321
                                                                              --------------
                                                                              --------------

Total Aggressive Profile I Portfolio                                       $     33,777,806
                                                                              ==============
                                                                              ==============
(Cost of Investments $34,635,515)

                         Maxim Series Fund, Inc.

Schedule of Investments
December 31, 2001

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                     Conservative Profile I Portfolio
Common Stock
Shares                                                                          Value ($)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

     206,628     Maxim Global Bond Portfolio                               $      2,013,943
   4,226,366     Maxim Loomis Sayles Corporate Bond Portfolio                     4,072,942
   4,916,656     Maxim Short-Term Maturity Bond Portfolio                         5,084,942
     934,911     Maxim Stock Index Portfolio                                      2,558,725
   1,599,819     Maxim T. Rowe Price Equity/Income Portfolio                      2,576,117
   3,677,321     Maxim U.S. Government Securities Portfolio                       4,045,094
                                                                              --------------
                                                                              --------------

Total Conservative Profile I Portfolio                                     $     20,351,763
                                                                              ==============
                                                                              ==============
(Cost of Investments $20,773,639)

                         Maxim Series Fund, Inc.

Schedule of Investments
December 31, 2001

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                       Moderate Profile I Portfolio
Common Stock
Shares                                                                          Value ($)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

   1,337,564     Maxim Ariel MidCap Value Portfolio                        $      2,609,713
   2,513,092     Maxim Ariel Small-Cap Value Portfolio                            2,641,407
     508,924     Maxim Global Bond Portfolio                                      4,960,330
   2,835,549     Maxim INVESCO ADR Portfolio                                      3,754,995
   6,505,242     Maxim Loomis Sayles Corporate Bond Portfolio                     6,269,091
   1,573,385     Maxim Loomis Sayles Small-Cap Value Portfolio                    2,684,586
   2,421,760     Maxim Short-Term Maturity Bond Portfolio                         2,504,652
   2,302,237     Maxim Stock Index Portfolio                                      6,300,911
   3,939,589     Maxim T. Rowe Price Equity/Income Portfolio                      6,343,745
   1,728,018     Maxim T. Rowe Price MidCap Growth Portfolio                      2,657,914
   3,500,565     Maxim Templeton International Equity Portfolio                   3,781,512
   5,660,966     Maxim U.S. Government Securities Portfolio                       6,227,126
                                                                              --------------
                                                                              --------------

Total Moderate Profile I Portfolio                                         $     50,735,982
                                                                              ==============
                                                                              ==============
(Cost of Investments $52,080,502)


                         Maxim Series Fund, Inc.

Schedule of Investments
December 31, 2001

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                Moderately Aggressive Profile I Portfolio
Common Stock
Shares                                                                          Value ($)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

   3,634,310     Maxim Ariel MidCap Value Portfolio                        $      7,090,881
   3,414,178     Maxim Ariel Small-Cap Value Portfolio                            3,588,502
     691,303     Maxim Global Bond Portfolio                                      6,737,925
   5,135,615     Maxim INVESCO ADR Portfolio                                      6,800,873
   5,302,054     Maxim Loomis Sayles Corporate Bond Portfolio                     5,109,581
   2,137,629     Maxim Loomis Sayles Small-Cap Value Portfolio                    3,647,326
   3,127,363     Maxim Stock Index Portfolio                                      8,559,170
   5,351,560     Maxim T. Rowe Price Equity/Income Portfolio                      8,617,380
   4,695,456     Maxim T. Rowe Price MidCap Growth Portfolio                      7,222,214
   6,340,109     Maxim Templeton International Equity Portfolio                   6,848,950
   4,613,773     Maxim U.S. Government Securities Portfolio                       5,075,202
                                                                              --------------
                                                                              --------------

Total Moderately Aggressive Profile I Portfolio                            $     69,298,004
                                                                              ==============
                                                                              ==============
(Cost of Investments $71,090,219)

                         Maxim Series Fund, Inc.

Schedule of Investments
December 31, 2001

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
               Moderately Conservative Profile I Portfolio
Common Stock
Shares                                                                          Value ($)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

     498,983     Maxim Ariel MidCap Value Portfolio                        $        973,564
     284,704     Maxim Global Bond Portfolio                                      2,774,927
     704,972     Maxim INVESCO ADR Portfolio                                        933,564
   2,911,483     Maxim Loomis Sayles Corporate Bond Portfolio                     2,805,792
   1,806,470     Maxim Short-Term Maturity Bond Portfolio                         1,868,301
     858,684     Maxim Stock Index Portfolio                                      2,350,102
   1,469,401     Maxim T. Rowe Price Equity/Income Portfolio                      2,366,110
     644,721     Maxim T. Rowe Price MidCap Growth Portfolio                        991,664
     870,362     Maxim Templeton International Equity Portfolio                     940,215
   2,533,483     Maxim U.S. Government Securities Portfolio                       2,786,859
                                                                              --------------
                                                                              --------------

Total Moderately Conservative Profile I Portfolio                          $     18,791,098
                                                                              ==============
                                                                              ==============
(Cost of Investments $19,278,862)

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Aggressive Profile I Portfolio, Conservative Profile I Portfolio, Moderate Profile I Portfolio, Moderately Aggressive Profile I Portfolio, and the Moderately Conservative Profile I Portfolio of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aggressive Profile I Portfolio, Conservative Profile I Portfolio, Moderate Profile I Portfolio, Moderately Aggressive Profile I Portfolio, and the Moderately Conservative Profile I Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
February 12, 2002

                            MAXIM SERIES FUND, INC.
       Financial Statements and Financial Highlights for the Years Ended
                           December 31, 2001 and 2000

        Aggressive Profile II, Conservative Profile II, Moderate Profile II, Moderately Aggressive Profile II and Moderately Conservative
                             Profile II Portfolios

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        MODERATELY     MODERATELY
                                                   AGGRESSIVE        CONSERVATIVE     MODERATE        AGGRESSIVE      CONSERVATIVE
                                                   PROFILE II       PROFILE II       PROFILE II       PROFILE II       PROFILE II
                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                  --------------   --------------   --------------   --------------   --------------
                                                  --------------   --------------   --------------   --------------   --------------
ASSETS:
    Investments in securities, market value  (1)$    97,134,886  $    16,775,094  $    67,424,902  $    81,366,798  $    20,728,031
                                                  --------------   --------------   --------------   --------------   --------------
                                                  --------------   --------------   --------------   --------------   --------------

LIABILITIES:
    Dividends payable                                       487              137              101              290               78
    Due to investment adviser                             6,612            3,783            4,018            2,068              693
                                                  --------------   --------------   --------------   --------------   --------------
                                                  --------------   --------------   --------------   --------------   --------------

    Total liabilities                                     7,099            3,920            4,119            2,358              771
                                                  --------------   --------------   --------------   --------------   --------------
                                                  --------------   --------------   --------------   --------------   --------------

NET ASSETS                                      $    97,127,787  $    16,771,174  $    67,420,783  $    81,364,440  $    20,727,260
                                                  ==============   ==============   ==============   ==============   ==============
                                                  ==============   ==============   ==============   ==============   ==============

NET ASSETS REPRESENTED BY:
    Capital stock, $.10 par value               $     1,167,195  $       178,169  $       779,994  $       979,918  $       237,792
    Additional paid-in capital                      109,860,595       17,132,971       73,359,175       91,882,033       22,354,700
    Net unrealized depreciation on investments       (6,052,975)        (243,910)      (1,769,331)      (5,934,151)        (831,754)
    Overdistributed net investment income                  (487)            (137)            (101)            (290)             (78)
    Accumulated net realized loss on investments     (7,846,541)        (295,919)      (4,948,954)      (5,563,070)      (1,033,400)
                                                  --------------   --------------   --------------   --------------   --------------
                                                  --------------   --------------   --------------   --------------   --------------

NET ASSETS                                      $    97,127,787  $    16,771,174  $    67,420,783  $    81,364,440  $    20,727,260
                                                  ==============   ==============   ==============   ==============   ==============
                                                  ==============   ==============   ==============   ==============   ==============

NET ASSET VALUE PER OUTSTANDING SHARE           $        8.3215  $        9.4131  $        8.6438  $        8.3032  $        8.7166
                                                  ==============   ==============   ==============   ==============   ==============
                                                  ==============   ==============   ==============   ==============   ==============
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
    Authorized                                      100,000,000      100,000,000      100,000,000      100,000,000      100,000,000
    Outstanding                                      11,671,953        1,781,685        7,799,936        9,799,180        2,377,920

(1)  Cost of investments in securities:         $   103,187,861  $    17,019,004  $    69,194,233  $    87,300,949  $    21,559,785

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                    MODERATELY       MODERATELY
                                                 AGGRESSIVE        CONSERVATIVE     MODERATE        AGGRESSIVE      CONSERVATIVE
                                                 PROFILE II       PROFILE II       PROFILE II       PROFILE II       PROFILE II
                                                  PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                --------------   --------------   --------------   --------------   --------------
                                                --------------   --------------   --------------   --------------   --------------

INVESTMENT INCOME:
Income distributions received                 $       624,464  $       529,134  $     1,464,451  $     1,265,061  $       561,487
                                                --------------   --------------   --------------   --------------   --------------
                                                --------------   --------------   --------------   --------------   --------------

EXPENSES:
Management fees                                        70,992           10,110           51,328           61,791           15,325
                                                --------------   --------------   --------------   --------------   --------------
                                                --------------   --------------   --------------   --------------   --------------

NET INVESTMENT INCOME                                 553,472          519,024        1,413,123        1,203,270          546,162
                                                --------------   --------------   --------------   --------------   --------------
                                                --------------   --------------   --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized loss on investments                   (8,599,791)        (330,861)      (5,211,081)      (6,050,923)      (1,096,516)
Net long-term capital gain distributions            1,045,070           65,022          516,859          712,966          104,929
   received
Change in net unrealized depreciation on             (172,031)         (52,407)         499,285       (1,711,087)        (227,059)
   investments
                                                --------------   --------------   --------------   --------------   --------------
                                                --------------   --------------   --------------   --------------   --------------

Net realized and unrealized loss on                (7,726,752)        (318,246)      (4,194,937)      (7,049,044)      (1,218,646)
   investments
                                                --------------   --------------   --------------   --------------   --------------
                                                --------------   --------------   --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     $    (7,173,280) $       200,778  $    (2,781,814) $    (5,845,774) $      (672,484)
                                                ==============   ==============   ==============   ==============   ==============
                                                ==============   ==============   ==============   ==============   ==============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                 AGGRESSIVE PROFILE II       CONSERVATIVE PPROFILE II        MODERATE PROFILE II
                                                       PORTFOLIO                    PORTFOLIO                    PORTFOLIO
                                               -------------------------    --------------------------    -------------------------
                                               -------------------------    --------------------------    -------------------------
                                                  2001          2000           2001          2000            2001         2000
                                               -----------   -----------    ------------  ------------    -----------  ------------
                                               -----------   -----------    ------------  ------------    -----------  ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                   $    553,472  $    163,268   $     519,024 $     143,711   $  1,413,123 $     629,513
     Net realized loss on investments          (8,599,791)     (570,779)       (330,861)      (27,001)    (5,211,081)     (142,491)
     Net capital gain distributions received    1,045,070     3,503,096          65,022        74,992        516,859     1,246,082
     Change in net unrealized depreciation on    (172,031)   (5,925,678)        (52,407)     (182,815)       499,285    (2,286,355)
        investments
                                               -----------   -----------    ------------  ------------    -----------  ------------
                                               -----------   -----------    ------------  ------------    -----------  ------------

     Net increase (decrease) in net assets     (7,173,280)   (2,830,093)        200,778         8,887     (2,781,814)     (553,251)
        resulting from operations
                                               -----------   -----------    ------------  ------------    -----------  ------------
                                               -----------   -----------    ------------  ------------    -----------  ------------

DISTRIBUTIONS:
     From net investment income                (1,166,684)   (1,615,725)       (546,073)     (159,388)    (1,689,066)   (1,086,126)
     From net realized gains                     (765,398)   (1,080,710)        (47,341)      (32,385)      (428,616)     (540,280)
                                               -----------   -----------    ------------  ------------    -----------  ------------
                                               -----------   -----------    ------------  ------------    -----------  ------------

     Total distributions                       (1,932,082)   (2,696,435)       (593,414)     (191,773)    (2,117,682)   (1,626,406)
                                               -----------   -----------    ------------  ------------    -----------  ------------
                                               -----------   -----------    ------------  ------------    -----------  ------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares         64,451,336    61,543,746      15,427,357     4,716,932     52,383,199    35,549,372
     Reinvestment of distributions              1,931,595     2,696,435         593,277       191,773      2,117,581     1,626,406
     Redemptions of shares                     (17,139,740)  (3,919,425)     (3,746,172)     (575,397)    (17,111,257)  (2,770,914)
                                               -----------   -----------    ------------  ------------    -----------  ------------
                                               -----------   -----------    ------------  ------------    -----------  ------------

     Net increase in net assets resulting      49,243,191    60,320,756      12,274,462     4,333,308     37,389,523    34,404,864
        from share transactions
                                               -----------   -----------    ------------  ------------    -----------  ------------
                                               -----------   -----------    ------------  ------------    -----------  ------------

     Total increase in net assets              40,137,829    54,794,228      11,881,826     4,150,422     32,490,027    32,225,207

NET ASSETS:
     Beginning of period                       56,989,958     2,195,730       4,889,348       738,926     34,930,756     2,705,549
                                               -----------   -----------    ------------  ------------    -----------  ------------
                                               -----------   -----------    ------------  ------------    -----------  ------------

     End of period  (1)                      $ 97,127,787  $ 56,989,958   $  16,771,174 $   4,889,348   $ 67,420,783 $  34,930,756
                                               ===========   ===========    ============  ============    ===========  ============
                                               ===========   ===========    ============  ============    ===========  ============
                                                        0                             0                            0
OTHER INFORMATION:

SHARES:
     Sold                                       7,643,022     5,695,000       1,609,881       462,767      5,878,062     3,476,304
     Issued in reinvestment of distributions      244,407       269,427          62,397        19,245        245,469       166,427
     Redeemed                                  (2,003,745)     (375,505)       (388,814)      (55,993)    (1,957,399)     (269,767)
                                               -----------   -----------    ------------  ------------    -----------  ------------
                                               -----------   -----------    ------------  ------------    -----------  ------------

     Net increase                               5,883,684     5,588,922       1,283,464       426,019      4,166,132     3,372,964
                                               ===========   ===========    ============  ============    ===========  ============
                                               ===========   ===========    ============  ============    ===========  ============

(1)  Including undistributed (overdistributed)       (487) $          0   $        (137)$         476   $       (101)$         942
     net inve$tment income

See notes to financial statements.                                                                                      (Continued)

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

                                                                      MODERATELY AGGRESSIVE            MODERATELY CONSERVATIVE
                                                                   PROFILE II PORTFOLIO                 PROFILE II PORTFOLIO
                                                               -----------------------------        ------------------------------
                                                               -----------------------------        ------------------------------
                                                                  2001            2000                 2001             2000
                                                               ------------   --------------        ------------    --------------
                                                               ------------   --------------        ------------    --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                   $   1,203,270  $       493,628       $     546,162   $       200,423
     Net realized loss on investments                           (6,050,923)        (285,627)         (1,096,516)          (29,035)
     Net capital gain distributions received                       712,966        2,110,403             104,929           233,120
     Change in net unrealized depreciation on investments       (1,711,087)      (4,258,558)           (227,059)         (600,275)
                                                               ------------   --------------        ------------    --------------
                                                               ------------   --------------        ------------    --------------

     Net decrease in net assets resulting from operations       (5,845,774)      (1,940,154)           (672,484)         (195,767)
                                                               ------------   --------------        ------------    --------------
                                                               ------------   --------------        ------------    --------------

DISTRIBUTIONS:
     From net investment income                                 (1,599,824)      (1,300,853)           (626,539)         (286,607)
     From net realized gains                                      (560,024)        (766,093)            (90,472)          (88,216)
                                                               ------------   --------------        ------------    --------------
                                                               ------------   --------------        ------------    --------------

     Total distributions                                        (2,159,848)      (2,066,946)           (717,011)         (374,823)
                                                               ------------   --------------        ------------    --------------
                                                               ------------   --------------        ------------    --------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                          55,334,880       46,915,632          16,199,954         9,301,691
     Reinvestment of distributions                               2,159,558        2,066,946             716,933           374,823
     Redemptions of shares                                     (12,810,720)      (4,054,231)         (4,005,105)         (809,053)
                                                               ------------   --------------        ------------    --------------
                                                               ------------   --------------        ------------    --------------

     Net increase in net assets resulting from share            44,683,718       44,928,347          12,911,782         8,867,461
        transactions
                                                               ------------   --------------        ------------    --------------
                                                               ------------   --------------        ------------    --------------

     Total increase in net assets                               36,678,096       40,921,247          11,522,287         8,296,871

NET ASSETS:
     Beginning of period                                        44,686,344        3,765,097           9,204,973           908,102
                                                               ------------   --------------        ------------    --------------
                                                               ------------   --------------        ------------    --------------

     End of period  (1)                                      $  81,364,440  $    44,686,344       $  20,727,260   $     9,204,973
                                                               ============   ==============        ============    ==============
                                                               ============   ==============        ============    ==============
                                                                         0                                    0
OTHER INFORMATION:

SHARES:
     Sold                                                        6,365,412        4,485,941           1,784,640           912,408
     Issued in reinvestment of distributions                       263,457          211,343              81,356            38,381
     Redeemed                                                   (1,487,120)        (391,394)           (447,820)          (79,075)
                                                               ------------   --------------        ------------    --------------
                                                               ------------   --------------        ------------    --------------

     Net increase                                                5,141,749        4,305,890           1,418,176           871,714
                                                               ============   ==============        ============    ==============
                                                               ============   ==============        ============    ==============

(1)  Including undistributed (overdistributed) net           $        (290) $           918       $         (78)  $           648
     investment income

See notes to financial statements.                                                                                     (Concluded)

MAXIM SERIES FUND, INC.

AGGRESSIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000 , and the period ended December 31, 1999 are as follows:

                                                         Period Ended December 31,
                                                         ------------------------------------------
                                                         ------------------------------------------
                                                            2001           2000            1999
                                                         -----------    ------------    -----------
                                                         -----------    ------------    -----------
                                                                                           (A)

Net Asset Value, Beginning of Period                   $     9.8458   $     11.0146   $     9.7751

Income from Investment Operations
                                                                             0.0000         0.0000
Net investment income                                        0.0356          0.2989         0.0191
Capital gain distributions received                          0.0895          0.3543         0.6332
                                                         -----------    ------------    -----------
                                                         -----------    ------------    -----------

Total distributions received                                 0.1251          0.6532         0.6523

Net realized and unrealized gain (loss) on investments      (1.4542)        (1.3231)        0.9792
                                                         -----------    ------------    -----------
                                                         -----------    ------------    -----------

Total Income (Loss) From Investment Operations              (1.3291)        (0.6699)        1.6315
                                                         -----------    ------------    -----------
                                                         -----------    ------------    -----------

Less Distributions

From net investment income                                  (0.1040)        (0.2988)       (0.0191)
From net realized gains                                     (0.0912)        (0.2001)       (0.3729)
                                                         -----------    ------------    -----------
                                                         -----------    ------------    -----------

Total Distributions                                         (0.1952)        (0.4989)       (0.3920)
                                                         -----------    ------------    -----------
                                                         -----------    ------------    -----------

Net Asset Value, End of Period                         $     8.3215   $      9.8458   $    11.0146
                                                         ===========    ============    ===========
                                                         ===========    ============    ===========
                                                             0.0000

Total Return                                                (13.37%)         (6.15%)        16.72% o

Net Assets, End of Period                              $ 97,127,787   $  56,989,958   $  2,195,730

Ratio of Expenses to Average Net Assets ~                     0.10%           0.10%          0.10% *

Ratio of Net Investment Income to Average Net Assets          0.78%           0.60%          1.63% *

Portfolio Turnover Rate                                      50.89%         175.29%        114.40% o

o Based on operations for the period shown and, accordingly, are not representative of a full year.

~Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 16, 1999.
                                                                                        (Continued)

MAXIM SERIES FUND, INC.

CONSERVATIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000 , and the period ended December 31, 1999 are as follows:

                                                         Period Ended December 31,
                                                         -------------------------------------------
                                                         -------------------------------------------
                                                            2001           2000            1999
                                                         -----------    ------------    ------------
                                                         -----------    ------------    ------------
                                                                                            (A)

Net Asset Value, Beginning of Period                   $     9.8136   $     10.2341   $      9.9102

Income from Investment Operations
                                                                             0.0000          0.0000
Net investment income                                        0.3837          0.4357          0.1177
Capital gain distributions received                          0.0365          0.1182          0.1832
                                                         -----------    ------------    ------------
                                                         -----------    ------------    ------------

Total distributions received                                 0.4202          0.5539          0.3009

Net realized and unrealized gain (loss) on investments      (0.3648)        (0.4538)         0.1945
                                                         -----------    ------------    ------------
                                                         -----------    ------------    ------------

Total Income From Investment Operations                      0.0554          0.1001          0.4954
                                                         -----------    ------------    ------------
                                                         -----------    ------------    ------------

Less Distributions

From net investment income                                  (0.4155)        (0.4352)        (0.1172)
From net realized gains                                     (0.0404)        (0.0854)        (0.0543)
                                                         -----------    ------------    ------------
                                                         -----------    ------------    ------------

Total Distributions                                         (0.4559)        (0.5206)        (0.1715)
                                                         -----------    ------------    ------------
                                                         -----------    ------------    ------------

Net Asset Value, End of Period                         $     9.4131   $      9.8136   $     10.2341
                                                         ===========    ============    ============
                                                         ===========    ============    ============
                                                             0.0000

Total Return                                                  0.60%           0.95%           5.00% o

Net Assets, End of Period                              $ 16,771,174   $   4,889,348   $     738,926

Ratio of Expenses to Average Net Assets ~                     0.10%           0.10%           0.10% *

Ratio of Net Investment Income to Average Net Assets          5.16%           5.98%           8.24% *

Portfolio Turnover Rate                                      66.37%          88.50%         176.32% o

o Based on operations for the period shown and, accordingly, are not representative of a full year.

~Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 30, 1999.

                                                                                         (Continued)

MAXIM SERIES FUND, INC.

MODERATE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000 , and the period ended December 31, 1999 are as follows:

                                                         Period Ended December 31,
                                                         -------------------------------------------
                                                         -------------------------------------------
                                                            2001            2000            1999
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------
                                                                                            (A)

Net Asset Value, Beginning of Period                   $     9.6127    $    10.3724    $     9.7937

Income from Investment Operations
                                                                             0.0000          0.0000
Net investment income                                        0.1994          0.3712          0.0685
Capital gain distributions received                          0.0663          0.2170          0.3526
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Total distributions received                                 0.2657          0.5882          0.4211

Net realized and unrealized gain (loss) on investments      (0.9174)        (0.8083)         0.4076
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Total Income (Loss) From Investment Operations              (0.6517)        (0.2201)         0.8287
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Less Distributions

From net investment income                                  (0.2501)        (0.3711)        (0.0683)
From net realized gains                                     (0.0671)        (0.1685)        (0.1817)
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Total Distributions                                         (0.3172)        (0.5396)        (0.2500)
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Net Asset Value, End of Period                         $     8.6438    $     9.6127    $    10.3724
                                                         ===========     ===========     ===========
                                                         ===========     ===========     ===========
                                                             0.0000

Total Return                                                 (6.74%)         (2.19%)          8.47% o

Net Assets, End of Period                              $ 67,420,783    $ 34,930,756    $  2,705,549

Ratio of Expenses to Average Net Assets ~                     0.10%           0.10%           0.10% *

Ratio of Net Investment Income to Average Net Assets          2.77%           3.98%           5.72% *

Portfolio Turnover Rate                                      67.24%         172.40%         113.22% o

o Based on operations for the period shown and, accordingly, are not representative of a full year.

~Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 16, 1999.

                                                                                         (Continued)

MAXIM SERIES FUND, INC.

MODERATELY AGGRESSIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000 , and the period ended December 31, 1999 are as follows:

                                                         Period Ended December 31,
                                                         -------------------------------------------
                                                         -------------------------------------------
                                                            2001            2000            1999
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------
                                                                                            (A)

Net Asset Value, Beginning of Period                   $     9.5946    $    10.7103    $     9.8559

Income from Investment Operations
                                                                             0.0000          0.0000
Net investment income                                        0.1318          0.3296          0.0471
Capital gain distributions received                          0.0728          0.2796          0.3953
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Total distributions received                                 0.2046          0.6092          0.4424

Net realized and unrealized gain (loss) on investments      (1.2406)        (1.2177)         0.6808
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Total Income (Loss) From Investment Operations              (1.0360)        (0.6085)         1.1232
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Less Distributions

From net investment income                                  (0.1850)        (0.3296)        (0.0469)
From net realized gains                                     (0.0704)        (0.1776)        (0.2219)
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Total Distributions                                         (0.2554)        (0.5072)        (0.2688)
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Net Asset Value, End of Period                         $     8.3032    $     9.5946    $    10.7103
                                                         ===========     ===========     ===========
                                                         ===========     ===========     ===========
                                                             0.0000

Total Return                                                (10.74%)         (5.77%)         11.41% o

Net Assets, End of Period                              $ 81,364,440    $ 44,686,344    $  3,765,097

Ratio of Expenses to Average Net Assets ~                     0.10%           0.10%           0.10% *

Ratio of Net Investment Income to Average Net Assets          1.96%           2.29%           4.76% *

Portfolio Turnover Rate                                      50.92%         161.22%         105.09% o

o Based on operations for the period shown and, accordingly, are not representative of a full year.

~Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 16, 1999.
                                                                                         (Continued)

MAXIM SERIES FUND, INC.

MODERATELY CONSERVATIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2001, 2000 , and the period ended December 31, 1999 are as follows:

                                                         Period Ended December 31,
                                                         -------------------------------------------
                                                         -------------------------------------------
                                                            2001            2000            1999
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------
                                                                                            (A)

Net Asset Value, Beginning of Period                   $     9.5911    $    10.3158    $     9.7877

Income from Investment Operations
                                                                             0.0000          0.0000
Net investment income                                        0.2798          0.3852          0.0870
Capital gain distributions received                          0.0441          0.1525          0.2686
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Total distributions received                                 0.3239          0.5377          0.3556

Net realized and unrealized gain (loss) on investments      (0.8411)        (0.7730)         0.3819
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Total Income (Loss) From Investment Operations              (0.5172)        (0.2353)         0.7375
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Less Distributions

From net investment income                                  (0.3113)        (0.3848)        (0.0867)
From net realized gains                                     (0.0460)        (0.1046)        (0.1227)
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Total Distributions                                         (0.3573)        (0.4894)        (0.2094)
                                                         -----------     -----------     -----------
                                                         -----------     -----------     -----------

Net Asset Value, End of Period                         $     8.7166    $     9.5911    $    10.3158
                                                         ===========     ===========     ===========
                                                         ===========     ===========     ===========
                                                             0.0000

Total Return                                                 (5.38%)         (2.35%)          7.54% o

Net Assets, End of Period                              $ 20,727,260    $  9,204,973    $    908,102

Ratio of Expenses to Average Net Assets ~                     0.10%           0.10%           0.10% *

Ratio of Net Investment Income to Average Net Assets          3.58%           4.28%           7.54% *

Portfolio Turnover Rate                                      58.68%         103.51%          84.96% o

o Based on operations for the period shown and, accordingly, are not representative of a full year.

~Does not include expenses of the investment companies in which the portfolio invests.

*Annualized

(A) The portfolio commenced operations on September 27, 1999.
                                                                                         (Concluded)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES
      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Aggressive Profile II, Conservative Profile II, Moderate Profile II, Moderately Aggressive Profile II and Moderately Conservative Profile II Portfolios (the Portfolios) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of each Portfolio is: to seek long-term capital appreciation primarily through investments in underlying portfolios of the Fund that emphasize equity investments for the Aggressive Profile II; to seek long-term capital appreciation primarily through investments in underlying portfolios of the Fund that emphasize fixed income investments for the Conservative Profile II; to seek long-term capital appreciation primarily through investments in underlying portfolios of the Fund with a relatively equal emphasis on equity and fixed income investments for the Moderate Profile II; to seek long-term capital appreciation primarily through investments in underlying portfolios of the Fund that emphasize equity investments, and to a lesser degree, in those that emphasize fixed income investments for the Moderately Aggressive Profile II; and to seek capital appreciation primarily through investments in underlying portfolios of the Fund that emphasize fixed income investments, and to a lesser degree, in those that emphasize equity investments for the Moderately Conservative Profile II Portfolio. Each Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Investments in shares of the underlying funds are carried at fair value (i.e., net asset value).

      Dividends

      Dividends from net investment income of the Portfolios are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolios, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.


      Federal Income Taxes

      For federal income tax purposes, each Portfolio of the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2001, the Aggressive Profile II Portfolio had available for federal income tax purposes an unused capital loss carryover of $2,015,279, the Conservative Profile II Portfolio had available for federal income tax purposes an unused capital loss carryover of $19,437, the Moderate
      Profile II Portfolio had available for federal income purposes an unused capital loss carryover of $1,047,893, the Moderately Aggressive Profile II Portfolio had available for federal income tax purposes an unused capital loss carryover of $1,838,878, and the Moderately Conservative Profile II Portfolio had available for federal income purposes an unused capital loss carryover of $333,903, which all expire in the year 2009.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolios. For the year ended December 31, 2001, the Aggressive Profile II Portfolio reclassified
      $614,420 from undistributed net investment income to accumulated net realized gain on investments and $613,527 from paid-in-capital to undistributed net investment income. The Conservative Profile II Portfolio reclassified $1,662 from accumulated net realized gain on investments to undistributed net investment income and $26,576 from paid-in-capital to undistributed net investment income. The Moderate Profile II
      Portfolio reclassified $19,549 from undistributed net investment income to accumulated net realized gain on investments and $275,001 from paid-in-capital to undistributed net investment income. The Moderately Aggressive Profile II Portfolio reclassified $226,217 undistributed net investment income to accumulated net realized gain on investments and $395,634 from paid-in-capital to undistributed net investment income. The Moderately Conservative Profile II
      Portfolio reclassified $26,443 from undistributed net investment income to accumulated net realized gain and $79,728 from paid-in capital to undistributed net investment income.




2.    INVESTMENT ADVISORY AGREEMENT

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. GW
      Capital Management, LLC also serves as investment adviser for the Maxim Series Portfolios and Orchard Series Funds listed below as underlying investments. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.10% of the average daily net assets of the Portfolios. The Portfolios will also bear the indirect expense of the underlying investments. The total expenses at December 31, 2001 for each of the underlying investments, as a percentage of average daily net assets of each of the underlying funds, were as follows:

     American Century Income & Growth Fund - Advisor                0.92%
     Janus Adviser Worldwide Fund                                   1.21%
     Janus Twenty Fund                                              0.85%
     Lord Abbett Bond Debenture - A                                 1.00%
     Marsico Focus Fund                                             1.27%
     Maxim Ariel Small-Cap Value Portfolio                          1.09%
     Maxim Bond Index Portfolio                                     0.50%
     Maxim Index 400 Portfolio                                      0.60%
     Maxim Index European Portfolio                                 1.20%
     Maxim Index Pacific Portfolio                                  1.20%
     Maxim INVESCO ADR Portfolio                                    1.13%
     Maxim INVESCO Small-Cap Growth Portfolio                       1.06%
     Maxim Loomis Sayles Small-Cap Value Portfolio                  1.10%
     Maxim Short-Term Maturity Bond Portfolio                       0.60%
     Maxim Stock Index Portfolio                                    0.60%
     Maxim T. Rowe Price MidCap Growth Portfolio                    1.06%
     Maxim U.S. Government Mortgage Securities Portfolio            0.60%
     Maxim Value Index Portfolio                                    0.60%

     MFS Capital Opportunities Fund - A                             1.11%
     Orchard DJIAsm Index Fund                                      0.60%
     Orchard Index 600 Fund                                         0.60%
     Orchard NASDAQ-100 Index(R)Fund                                0.60%
     ---------------------------------------------------------------------------

     Orchard S&P 500 Index(R)Fund                                   0.60%
     Templeton Developing Markets Trust - A                         2.09%



      --------------------------------------------------------------------------


3.    UNREALIZED APPRECIATION (DEPRECIATION)

      The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2001 were as follows:

                                  Cost For
                                   Income                                            Net
                                    Tax            Gross            Gross         Unrealized
                                  Purposes      Appreciation     Depreciation    Depreciation
                                -------------   -------------    ------------    -------------

     Aggressive Profile II
        Portfolio            $   106,542,117  $   1,157,328   $   (10,564,559)  $   (9,407,231)

     Conservative Profile
        II Portfolio              17,295,488          3,599         (523,993)        (520,394)
     Moderate Profile II
        Portfolio                 72,054,581        431,256        (5,060,935)      (4,629,679)

     Moderately Aggressive
        Profile II Portfolio      89,105,765        590,696        (8,329,663)      (7,738,967)

     Moderately Conservative
        Profile II Portfolio      22,151,044         68,350        (1,491,363)      (1,423,013)


4.    TAX INFORMATION (unaudited)

      For federal income tax purposes the following is furnished with respect to distributions paid by the Portfolios during their taxable year ended December 31, 2001.

      The Portfolios designated and paid the following amounts as long-term capital gain distributions.

                                                           Long-Term
                                                            Capital
                                                             Gain
                                                          Distributions
                                                          -------------

     Aggressive Profile II Portfolio                   $     764,911
     Conservative Profile II Portfolio                        47,204
     Moderate Profile II Portfolio                           428,515
     Moderately Aggressive Profile II Portfolio              559,733
     Moderately Conservative Profile II Portfolio             90,393



      Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
      Of the ordinary income distributions declared for the year ended December 31, 2001, the following are the percentages that qualify for the dividend received deduction available to the Portfolios' corporate shareholders.

                                                        Percent of Ordinary
                                                        Income Distributions
                                                           Qualifying for
                                                         Dividends Received
                                                             Deduction
                                                       ---------------------

     Aggressive Profile II Portfolio                            50.40%
     Conservative Profile II Portfolio                          25.33%
     Moderate Profile II Portfolio                              31.10%
     Moderately Aggressive Profile II Portfolio                 41.08%
     Moderately Conservative Profile II Portfolio               26.88%


                         Maxim Series Fund, Inc.

Schedule of Investments
December 31, 2001

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                     Aggressive Profile II Portfolio
Common Stock
Shares                                                                          Value ($)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------


      19,852     American Century Income & Growth Fund - Advisor           $        542,553
      48,198     Janus Adviser Worldwide Fund                                     1,413,173
      66,596     Janus Twenty Fund                                                2,561,291
     191,969     Marsico Focus Fund                                               2,610,776
   3,140,112     Maxim Ariel Small-Cap Value Portfolio                            3,300,442
   1,333,487     Maxim Index 400 Portfolio                                       14,884,138
     698,345     Maxim Index European Portfolio                                   5,584,018
     871,223     Maxim Index Pacific Portfolio                                    5,292,506
   4,169,020     Maxim INVESCO ADR Portfolio                                      5,520,853
   4,000,605     Maxim INVESCO Small-Cap Growth Portfolio                         6,720,837
   1,966,421     Maxim Loomis Sayles Small-Cap Value Portfolio                    3,355,203
     960,425     Maxim Stock Index Portfolio                                      2,628,553
   9,728,054     Maxim T. Rowe Price MidCap Growth Portfolio                     14,962,996
   2,822,618     Maxim Value Index Portfolio                                      3,657,181
     199,363     MFS Capital Opportunities Fund - A                               2,677,446
     412,861     Orchard DJIAsm Index Fund                                        3,671,974
     582,992     Orchard Index 600 Fund                                           6,748,833
     654,319     Orchard NASDAQ-100 Index(r) Fund                                   2,645,434
     205,099     Orchard S&P 500 Index(r) Fund                                      2,618,314
     580,806     Templeton Developing Markets Trust - A                           5,738,365
                                                                              --------------
                                                                              --------------

Total Aggressive Profile II Portfolio                                      $     97,134,886
                                                                              ==============
                                                                              ==============
(Cost of Investments $103,187,861)

                         Maxim Series Fund, Inc.

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                    Conservative Profile II Portfolio
Common Stock
Shares                                                                          Value ($)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

       2,921     American Century Income & Growth Fund - Advisor           $         79,823
      11,901     Janus Twenty Fund                                                  457,730
     282,098     Lord Abbett Bond Debenture - A                                   2,231,398
      34,282     Marsico Focus Fund                                                 466,236
   1,700,063     Maxim Bond Index Portfolio                                       2,228,356
   5,678,897     Maxim Short-Term Maturity Bond Portfolio                         5,873,273
     171,389     Maxim Stock Index Portfolio                                        469,068
   1,878,849     Maxim U.S. Government Mortgage Securities Portfolio              2,226,918
     510,368     Maxim Value Index Portfolio                                        661,268
      35,551     MFS Capital Opportunities Fund - A                                 477,457
      74,806     Orchard DJIAsm Index Fund                                          665,318
     116,478     Orchard NASDAQ-100 Index(r) Fund                                     470,926
      36,607     Orchard S&P 500 Index(r) Fund                                        467,323
                                                                              --------------
                                                                              --------------

Total Conservative Profile II Portfolio                                    $     16,775,094
                                                                              ==============
                                                                              ==============
(Cost of Investments $17,019,004)

                         Maxim Series Fund, Inc.

Schedule of Investments
December 31, 2001

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                      Moderate Profile II Portfolio
Common Stock
Shares                                                                          Value ($)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

       8,109     American Century Income & Growth Fund - Advisor           $        221,631
      11,485     Janus Adviser Worldwide Fund                                       336,754
      46,981     Janus Twenty Fund                                                1,806,893
     558,063     Lord Abbett Bond Debenture - A                                   4,414,278
     135,506     Marsico Focus Fund                                               1,842,886
   1,110,502     Maxim Ariel Small-Cap Value Portfolio                            1,167,203
   3,357,024     Maxim Bond Index Portfolio                                       4,400,216
     470,398     Maxim Index 400 Portfolio                                        5,250,497
     302,945     Maxim Index European Portfolio                                   2,422,372
     379,223     Maxim Index Pacific Portfolio                                    2,303,702
   1,815,702     Maxim INVESCO ADR Portfolio                                      2,404,455
   1,413,678     Maxim INVESCO Small-Cap Growth Portfolio                         2,374,916
     695,597     Maxim Loomis Sayles Small-Cap Value Portfolio                    1,186,861
   9,620,878     Maxim Short-Term Maturity Bond Portfolio                         9,950,179
     677,610     Maxim Stock Index Portfolio                                      1,854,528
   3,431,365     Maxim T. Rowe Price MidCap Growth Portfolio                      5,277,879
   3,710,208     Maxim U.S. Government Mortgage Securities                        4,397,548
   2,053,514     Maxim Value Index Portfolio                                      2,660,676
     140,710     MFS Capital Opportunities Fund - A                               1,889,731
     300,334     Orchard DJIAsm Index Fund                                        2,671,164
     205,222     Orchard Index 600 Fund                                           2,375,693
     461,464     Orchard NASDAQ-100 Index(r) Fund                                   1,865,714
     144,704     Orchard S&P 500 Index(r) Fund                                      1,847,308
     253,220     Templeton Developing Markets Trust - A                           2,501,818
                                                                              --------------
                                                                              --------------

Total Moderate Profile II Portfolio                                        $     67,424,902
                                                                              ==============
                                                                              ==============
(Cost of Investments $69,194,233)

                         Maxim Series Fund, Inc.

Schedule of Investments
December 31, 2001

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                Moderately Aggressive Profile II Portfolio
Common Stock
Shares                                                                          Value ($)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

      12,712     American Century Income & Growth Fund - Advisor           $        347,425
      19,905     Janus Adviser Worldwide Fund                                       583,620
      67,744     Janus Twenty Fund                                                2,605,417
     503,040     Lord Abbett Bond Debenture - A                                   3,979,044
     195,243     Marsico Focus Fund                                               2,655,299
   1,336,290     Maxim Ariel Small-Cap Value Portfolio                            1,404,520
   3,030,199     Maxim Bond Index Portfolio                                       3,971,831
     754,171     Maxim Index 400 Portfolio                                        8,417,917
     486,097     Maxim Index European Portfolio                                   3,886,869
     606,598     Maxim Index Pacific Portfolio                                    3,684,962
   2,901,772     Maxim INVESCO ADR Portfolio                                      3,842,691
   1,698,965     Maxim INVESCO Small-Cap Growth Portfolio                         2,854,185
     836,569     Maxim Loomis Sayles Small-Cap Value Portfolio                    1,427,394
   3,856,281     Maxim Short-Term Maturity Bond Portfolio                         3,988,273
     976,598     Maxim Stock Index Portfolio                                      2,672,815
   5,501,783     Maxim T. Rowe Price MidCap Growth Portfolio                      8,462,449
   3,348,921     Maxim U.S. Government Mortgage Securities                        3,969,330
   2,958,387     Maxim Value Index Portfolio                                      3,833,093
     202,683     MFS Capital Opportunities Fund - A                               2,722,031
     432,864     Orchard DJIAsm Index Fund                                        3,849,882
     247,611     Orchard Index 600 Fudn                                           2,866,401
     664,763     Orchard NASDAQ-100 Index(r) Fund                                   2,687,660
     208,564     Orchard S&P 500 Index(r) Fund                                      2,662,544
     403,962     Templeton Developing Markets Trust - A                           3,991,146
                                                                              --------------
                                                                              --------------

Total Moderately Aggressive Profile II Portfolio                           $     81,366,798
                                                                              ==============
                                                                              ==============
(Cost of Investments $87,300,949)

                         Maxim Series Fund, Inc.

Schedule of Investments
December 31, 2001

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
               Moderately Conservative Profile II Portfolio
Common Stock
Shares                                                                          Value ($)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

       2,366     American Century Income & Growth Fund - Advisor           $         64,660
       2,855     Janus Adviser Worldwide Fund                                        83,705
      14,598     Janus Twenty Fund                                                  561,457
     216,396     Lord Abbett Bond Debenture - A                                   1,711,690
      42,080     Marsico Focus Fund                                                 572,283
   1,303,490     Maxim Bond Index Portfolio                                       1,708,548
      97,342     Maxim Index 400 Portfolio                                        1,086,510
      95,027     Maxim Index European Portfolio                                     759,844
     118,632     Maxim Index Pacific Portfolio                                      720,667
     567,271     Maxim INVESCO ADR Portfolio                                        751,213
   4,978,482     Maxim Short-Term Maturity Bond Portfolio                         5,148,884
     210,470     Maxim Stock Index Portfolio                                        576,028
     712,955     Maxim T. Rowe Price MidCap Growth Portfolio                      1,096,616
   1,440,595     Maxim U.S. Government Mortgage Securities                        1,707,475
     637,834     Maxim Value Index Portfolio                                        826,422
      43,684     MFS Capital Opportunities Fund - A                                 586,677
      93,506     Orchard DJIAsm Index Fund                                          831,643
     143,295     Orchard NASDAQ-100 Index(r) Fund                                     579,346
      44,948     Orchard S&P 500 Index(r) Fund                                        573,817
      79,003     Templeton Developing Markets Trust - A                             780,546
                                                                              --------------
                                                                              --------------

Total Moderately Conservative Profile II Portfolio                         $     20,728,031
                                                                              ==============
                                                                              ==============
(Cost of Investments $21,559,785)

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Aggressive Profile II Portfolio, Conservative Profile II Portfolio, Moderate Profile II Portfolio, Moderately Aggressive Profile II Portfolio, and the Moderately Conservative Profile II Portfolio of the Maxim Series Fund, Inc. (the "Series") as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aggressive Profile II Portfolio, Conservative Profile II Portfolio, Moderate Profile II Portfolio, Moderately Aggressive Profile II Portfolio, and the Moderately Conservative Profile II Portfolio of the Maxim Series Fund, Inc. as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP
February 12, 2002

FUND DIRECTORS AND OFFICERS (UNAUDITED)

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund's business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.



 Name, address    Position(s)       Principal Occupation(s) during Past 5 Years       Number
of          Other
    and age        Held with
Portfolios      Directorships
                 Fund, Term of                                                         in
Fund      Held by Director
                     Office
Complex
                   (Length of
Overseen by
                  Time Served)
Director
---------------- --------------- --------------------------------------------------
-------------- -------------------
----------------------------------------------------------------------------------------------------------------------
Independent Directors
----------------------------------------------------------------------------------------------------------------------
---------------- --------------- --------------------------------------------------
-------------- -------------------
Rex Jennings        Director     President Emeritus, Denver Metro Chamber of
43        Trustee, Orchard
(76)
Commerce                                                          Series Fund,
                   March
22,                                                                       Committee Member,
                    1988
to                                                                        Great-West

present                                                                        Variable
Annuity

Account A
---------------- --------------- --------------------------------------------------
-------------- -------------------
---------------- --------------- --------------------------------------------------
-------------- -------------------
Richard P.          Director     Retired Educator
43        Trustee, Orchard
Koeppe
(69)
Series Fund,
                   April
30,                                                                       Committee Member,
                    1987
to                                                                        Great-West

present                                                                        Variable
Annuity

Account A
---------------- --------------- --------------------------------------------------
-------------- -------------------
---------------- --------------- --------------------------------------------------
-------------- -------------------
Sanford Zisman      Director     Attorney, Firm of Zisman, Ingraham and Daniel,
43        Trustee, Orchard
(61)
P.C.                                                              Series Fund,
                   March
19,                                                                       Committee Member,
                    1982
to                                                                        Great-West

present                                                                        Variable
Annuity

Account A; Jones

Intercable, Inc.
---------------- --------------- --------------------------------------------------
-------------- -------------------
----------------------------------------------------------------------------------------------------------------------
Interested Directors
and Executive Officers of the Fund
----------------------------------------------------------------------------------------------------------------------
*William T.       Director and   President and Chief Executive Officer of
43        Trustee, Orchard
McCallum (59)      President     Great-West Life & Annuity Insurance
Company;                      Series Fund,
                                 President and Chief Executive Officer,
United                     Committee Member,
                  June 1, 2000   States Operations, The Great-West Life
Assurance                  Great-West
                   to present    Company (1990 to present); Co-President
and                       Variable Annuity
                                 Chief Executive Officer of Great-West
Lifeco                      Account A;
                                 Inc.; President and Chief Executive Officer
of                    Director,
                                 GWL&A Financial Inc.; President and
Chief                         Great-West Lifeco
                                 Executive Officer of First Great-West Life
&                      Inc.
                                 Annuity Insurance Company
---------------- --------------- --------------------------------------------------
-------------- -------------------





---------------- --------------- --------------------------------------------------
-------------- -------------------
*Mitchell T.G.      Director     Executive Vice President and Chief Financial
43        Trustee, Orchard
Graye (46)                       Officer of Great-West Life & Annuity
Insurance                    Series Fund,
                  June 1, 2000   Company; Executive Vice President and
Chief                       Committee Member,
                   to present    Financial officer, United States Operations,
The                  Great-West
                                 Great-West Life Assurance Company;
Executive                      Variable Annuity
                                 Vice President and Chief Operating Officer,
One                   Account A
                                 Benefits, Inc.; Executive Vice President and
                                 Chief Financial Officer of GWL&A Financial Inc.;
                                 Manager and President, MCM; Director and
                                 Executive Vice President, Orchard Trust Company
---------------- --------------- --------------------------------------------------
-------------- -------------------
---------------- --------------- --------------------------------------------------
-------------- -------------------
*Graham            Treasurer     Vice President, Corporate Fin and Investment
43               None
McDonald (55)                    Operations; Treasurer, MCM, Orchard Capital
                  November 29,   Management, LLC, Orchard Series Fund and
                    2001 to      Great-West Variable Annuity Account A; Director
                    present      and President, Greenwood Investments, LLC
---------------- --------------- --------------------------------------------------
-------------- -------------------
---------------- --------------- --------------------------------------------------
-------------- -------------------
*Beverly A.      Secretary       Vice President and Counsel, U.S. Operations, The
43               None
Byrne (46)                       Great-West Life Assurance Company and Orchard
                 April 19,       Trust Company; Vice President, Counsel and
                 1997 to         Associate Secretary, Great-West Life & Annuity
                 present         Insurance Company, GWL&A Financial Inc., First
                                 Great-West Life & Annuity Insurance Company;
                                 Vice President, Counsel and Secretary,
                                 Financial Administrative Services Corporation;
                                 Secretary, MCM, One Orchard Equities, Inc.
                                 ("One Orchard"), Greenwood Investments, LLC,
                                 BenefitsCorp Equities, Inc., BenefitsCorp,
                                 Inc., Advised Assets Group, LLC, Great-West
                                 Variable Annuity Account A, and Orchard Series
                                 Fund.
---------------- --------------- -----------------------------------------------
-------------- -------------------

* A Director who is not an "interested person" of the Fund (as defined in the 1940 Act) is referred to as an "Independent Director." An "Interested Director" refers to a Director or officer who is an "interested person" of the Fund by virtue of their affiliation with either the Fund or MCM.


Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge upon request to: Mr. Aaron Knode, 8515 East Orchard Road, Greenwood Village, Colorado 80111; (800) 537-2033, ext. 75332.